As filed with the Securities and Exchange Commission on June 11, 2014

Securities Act File No. 333-193374

U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-2

REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933 ☑

(Check appropriate box or boxes)

Pre-Effective Amendment No. 3

Post-Effective Amendment No.

CAPITALA FINANCE CORP.

(Exact name of Registrant as specified in charter)

4201 Congress St., Suite 360
Charlotte, NC 28209

(Address of Principal Executive Offices)

Registrants’ telephone number, including Area Code: (704) 376-5502
Joseph B. Alala, III
Chief Executive Officer and President
Capitala Finance Corp.
4201 Congress St., Suite 360
Charlotte, NC 28209

(Name and address of agent for service)

COPIES TO:

Steven B. Boehm John J. Mahon Sutherland Asbill & Brennan LLP 700 Sixth Street NW, Suite 700 Washington, DC 20001 (202) 383-0100 Fax: (202) 637-3593	Anna T. Pinedo Morrison & Foerster LLP 1290 Avenue of the Americas (212) 468-8000 Fax: (212) 468-7900

Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. ☐

It is proposed that this filing will become effective (check appropriate box):

☐  when declared effective pursuant to section 8(c).

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered	Proposed Maximum Offering Price Per Note	Proposed Maximum Aggregate Offering Price(1)(2)	Amount of Registration Fee(1)(3)
Notes	$115,000,000	100%	$115,000,000	$14,812

(1)	Estimated pursuant to Rule 457(o) under the Securities Act of 1933 solely for the purpose of determining the registration fee.
(2)	Includes notes that may be issued pursuant to the underwriters’ over-allotment option.
(3)	$3,220 of the registration fee has been previously paid. The balance of $11,592 is being paid herewith.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED JUNE 11, 2014

PRELIMINARY PROSPECTUS

Capitala Finance Corp.

$50,000,000
% Notes due 2021

We are an externally managed non-diversified closed-end management investment company that has elected to be treated as a business development company (“BDC”) under the Investment Company Act of 1940 (“1940 Act”). Our investment objective is to generate both current income and capital appreciation through debt and equity investments. Both directly and through our subsidiaries that are licensed under the Small Business Investment Company Act (“SBIC”), we offer customized financing to business owners, management teams and financial sponsors for change of ownership transactions, recapitalizations, strategic acquisitions, business expansion and other growth initiatives. We are managed by Capitala Investment Advisors, LLC, and Capitala Advisors Corp. provides the administrative services necessary for us to operate. We are an “emerging growth company” within the meaning of the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”), and as such are subject to reduced public company reporting requirements.

We are offering $50,000,000 in aggregate principal amount of     % notes due 2021, which we refer to as the “Notes,” which equals a total of 2,000,000 Notes. The Notes will mature on June   , 2021. We will pay interest on the Notes on March   , June   , September    and December    of each year, beginning on September   , 2014. We may redeem the Notes in whole or in part at any time, or from time to time on or after June   , 2017, at the redemption price of par, plus accrued interest, as discussed under the caption “Description of the Notes — Optional Redemption.” The Notes will be issued in minimum denominations of $25 and integral multiples of $25 in excess thereof.

The Notes will be our direct unsecured obligations and rank pari passu, or equal, with all outstanding and future unsecured unsubordinated indebtedness issued by Capitala Finance Corp. The Notes will be effectively subordinated to our future secured indebtedness and structurally subordinated to all existing and future indebtedness and other obligations of any of our subsidiaries, including the outstanding debentures of our two wholly owned SBIC subsidiaries.

The Notes have been approved for listing on the New York Stock Exchange and we expect trading to commence thereon within 30 days of the original issue date under the trading symbol “CLA.” We do not intend to have the Notes rated by any rating agency and, as a result, the Notes may be subject to greater volatility than debt with an investment grade rating. The Notes are expected to trade “flat.” This means that purchasers will not pay, and sellers will not receive, any accrued and unpaid interest on the Notes that is not included in the trading price. Currently, there is no public market for the Notes and there can be no assurance that one will develop.

This prospectus contains important information about us that a prospective investor should know before investing in the Notes. Please read this prospectus before investing and keep it for future reference. We file annual, quarterly and current reports, proxy statements and other information about us with the Securities and Exchange Commission (“SEC”). This information is available free of charge by contacting us by mail at 4201 Congress St., Suite 360, Charlotte, NC 28209, by telephone at (704) 376-5502 or on our website at http://www.capitalagroup.com. The SEC also maintains a website at http://www.sec.gov that contains such information. Information contained on our website is not incorporated by reference into this prospectus, and you should not consider that information to be part of this prospectus.

An investment in our Notes is subject to risks and involves a heightened risk of total loss of investment. In addition, the companies in which we invest are subject to special risks. For example, we invest in securities that are rated below investment grade by rating agencies or that would be rated below investment grade if they were rated. Below investment grade securities, which are often referred to as “high yield” or “junk,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. See “Risk Factors” beginning on page 19 to read about factors you should consider, including the risk of leverage, before investing in our Notes.

Neither the SEC nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

	Per Note	Total
Public offering price	$	$
Underwriting discount (sales load)	$	$
Proceeds to us before expenses(1)	$	$

(1)	Before deducting expenses payable by us related to this offering, estimated at $327,562, or approximately $0.16 per Note.

The underwriters may also purchase up to an additional $     total aggregate principal amount of Notes offered hereby, within 30 days of the date of this prospectus. If the underwriters exercise this option in full, the total public offering price will be $    , the total underwriting discount (sales load) paid by us will be $    , and total proceeds, before expenses, will be $    .

THE NOTES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF A BANK AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

Delivery of the Notes in book-entry form only through The Depository Trust Company will be made on or about         , 2014.

Underwriters

(Joint Book-Running Managers)
Deutsche Bank Securities	Keefe, Bruyette & Woods A Stifel Company	BB&T Capital Markets
(Lead Managers)

Janney Montgomery Scott	Oppenheimer & Co.	William Blair	Wunderlich Securities

(Co-Managers)
Ladenburg Thalmann & Co.	J.J.B. Hilliard, W.L. Lyons, LLC	Sandler O’Neill + Partners, L.P.

The date of this prospectus is            , 2014.

You should rely only on the information contained in this prospectus. We have not, and the underwriters have not, authorized any other person to provide you with different information or to make representations as to matters not stated in this prospectus. If anyone provides you with different or inconsistent information, you should not rely on it. We are offering to sell, and seeking offers to buy, securities only in jurisdictions where offers and sales are permitted. You should not assume that the information contained in this prospectus is accurate as of any date other than the date on the front of this prospectus. We will amend or supplement this prospectus in the event of any material change to the information contained herein during the prospectus delivery period.

i

SUMMARY

This summary highlights some of the information in this prospectus. It is not complete and may not contain all of the information that you may want to consider. You should read carefully the more detailed information set forth under “Risk Factors” and the other information included in this prospectus and the documents to which we have referred.

Immediately prior to the pricing of Capitala Finance Corp.’s initial public offering (“IPO”) on September 24, 2013, we acquired, through a series of transactions (the “Formation Transactions”), an investment portfolio (the “Legacy Portfolio”) from the following entities:

•	CapitalSouth Partners Fund I Limited Partnership (“Fund I”);
•	CapitalSouth Partners Florida Sidecar Fund I, L.P. (“Florida Sidecar Fund”);
•	CapitalSouth Partners Fund II Limited Partnership (“Fund II”);
•	CapitalSouth Partners SBIC Fund III, L.P. (“Fund III”); and
•	CapitalSouth Partners Fund III, L.P. (“Fund III Parent Fund”).

After the Formation Transactions, the Legacy Portfolio consisted of: (1) approximately $326.3 million in investments; (2) an aggregate of approximately $67.1 million in cash, interest receivable and other assets; and (3) liabilities of approximately $202.2 million of SBA-guaranteed debt payable. We issued an aggregate of approximately 9.0 million shares of our common stock to acquire the Legacy Portfolio. Fund II, Fund III, and Florida Sidecar Fund and their respective general partners became our wholly owned subsidiaries. Fund II and Fund III have elected to be treated as BDCs under the 1940 Act.

Except where the context suggests otherwise:

•	“we,” “us,” “our,” “Capitala Finance” and the “Company” refer to Capitala Finance Corp. and its subsidiaries,
•	“Capitala Investment Advisors” or “investment adviser” refer to Capitala Investment Advisors, LLC,
•	the “administrator” refers to Capitala Advisors Corp.,
•	the “Legacy Funds” refers collectively to Fund II, Fund III and their respective general partners; and
•	the “Legacy Investors” refers to the investors that received shares of our common stock through the Formation Transactions.

In this prospectus, we use the term “smaller and lower middle-market” to refer to companies generating between $10 million and $200 million in annual revenue and having at least $5 million in annual earnings before interest, taxes, depreciation and amortization (“EBITDA”).

Unless otherwise noted, the information contained in this prospectus assumes that the underwriters’ overallotment option is not exercised.

Capitala Finance Corp.

We are an externally managed non-diversified closed-end management investment company that has elected to be treated as a BDC under the 1940 Act. We are managed by Capitala Investment Advisors, and Capitala Advisors Corp. provides the administrative services necessary for us to operate. We were formed to continue and expand the business of the Legacy Funds by making additional investments to the extent permitted by the SBA, as well as to make investments in portfolio companies directly at the Capitala Finance level. We do not expect that the investments we make through the Legacy Funds will be materially different from the investments we make at the Capitala Finance level. We are an “emerging growth company” within the meaning of the JOBS Act, and as such are subject to reduced public company reporting requirements.

We invest primarily in traditional mezzanine, senior subordinated and unitranche debt, as well as senior and second-lien loans and, to a lesser extent, equity securities issued by smaller and lower middle-market companies. We target companies in a diverse range of industries with a focus on the business services, manufacturing, consumer and retail, energy and healthcare industries, in which we believe we have particular expertise. These companies typically will have sufficient cash flow to cover debt service and, to a lesser extent, tangible and intangible assets available as collateral and security against our loan. We believe this provides us with an attractive risk-adjusted return profile, while protecting principal and increasing the likelihood of repayment.

Our Investment Strategy

Our investment objective is to generate both current income and capital appreciation through debt and equity investments. We expect the companies in which we invest will generally have between $5 million and $30 million in trailing twelve month EBITDA. We believe our focus on mezzanine and senior subordinated loans enables us to receive higher interest rates and more substantial equity participation. We may also invest in first-lien, senior secured positions in “stretch” senior secured loans, also referred to as “unitranche” loans, which combine characteristics of traditional first-lien senior secured loans and subordinated loans, providing us with greater influence and security in the primary collateral of a borrower and potentially mitigating loss of principal should a borrower default. In addition to debt securities, we may acquire equity or detachable equity-related interests (including warrants) from a borrower. Typically, the debt in which we invest is not initially rated by any rating agency; however, we believe that if such investments were rated, they would be rated below investment grade. Below investment grade securities, which are often referred to as “high yield” or “junk,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. We intend to target investments that mature in four to six years from our investment.

We typically will not limit our loan commitments to a percentage of a traditional borrowing base, although we attempt to protect against risk of loss on our debt investments by structuring, underwriting and pricing loans based on anticipated cash flows of our borrowers. Prior to the IPO, Fund I, Fund II and Fund III underwrote investments in more than 78 smaller and lower middle-market companies totaling more than $475 million of invested capital since 2000, and we believe that a continuation of this strategy allows us to make structured investments with more attractive pricing and greater opportunities for meaningful equity participation than traditional asset-based, senior secured loans. Further, we believe that we benefit from our investment adviser’s long-standing relationships with many private equity fund sponsors, whose participation in portfolio companies, we believe, makes repayment from refinancing, asset sales and/or sales of the borrowers themselves more likely than a strategy whereby we consider investments only in founder-owned or non-sponsored borrowers.

Capitala Investment Advisors

We are managed by Capitala Investment Advisors, whose investment team members have significant and diverse experience financing, advising, operating and investing in smaller and lower middle-market companies. Moreover, our investment adviser’s investment team has refined its investment strategy by sourcing, reviewing, acquiring and monitoring 82 portfolio companies totaling more than $550 million of invested capital from 2000 through March 31, 2014. Capitala Investment Advisors’ investment team also manages CapitalSouth Partners SBIC Fund IV, L.P. (“Fund IV”), a private investment limited partnership providing financing solutions to companies that generate between $5 million and $50 million in annual revenues and have between $1 million and $5 million in annual EBITDA. Fund IV had its first closing in March 2013 and obtained SBA approval for its SBIC license in April 2013. In addition to Fund IV, affiliates of Capitala Investment Advisors manage several affiliated funds. We will not co-invest in transactions with other entities affiliated with Capitala Investment Advisors unless we obtain an exemptive order from the SEC or do so in accordance with existing regulatory guidance. We do not expect to make co-investments, or otherwise compete for investment opportunities, with Fund IV because its focus and investment strategy differ from our own.

Our investment adviser is led by Joseph B. Alala, III, our chief executive officer, president, chairman of our Board of Directors and the managing partner and chief investment officer of our investment adviser, Hunt Broyhill, a partner of our investment adviser, Stephen A. Arnall, our chief financial officer, and John F. McGlinn, our chief operating officer, secretary and treasurer, and a director of our investment adviser. Messrs. Alala, Broyhill and McGlinn serve as our investment adviser’s investment committee. They are assisted by Christopher B. Norton and Michael S. Marr, who both serve as directors of our investment adviser, as well as thirteen other investment professionals. See “Portfolio Management.”

Our investment adviser’s investment committee, as well as certain key investment team members that are involved in screening and underwriting portfolio transactions, have worked together for more than ten years. These investment professionals have an average of over 20 years of experience in various finance-related fields, including operations, corporate finance, investment banking, business law and merchant banking, and have collectively developed a broad network of contacts that can offer us investment opportunities. Much of our investment adviser’s investment team has worked together screening opportunities, underwriting new investments and managing a portfolio of investments in smaller and lower middle-market companies through two recessions, a credit crunch, the dot-com boom and bust and a historic, leverage-fueled asset valuation bubble.

Corporate History

Immediately prior to the IPO, through the Formation Transactions, we acquired all the equity interests in Fund II, Fund III, Florida Sidecar Fund and each such fund’s respective general partners, as well as certain assets from Fund I and Fund III Parent Fund, which collectively constitute the Legacy Portfolio. At the time of the Formation Transactions, the Legacy Portfolio consisted of: (1) approximately $326.3 million in investments; (2) an aggregate of approximately $67.1 million in cash, interest receivable and other assets; and (3) liabilities of approximately $202.2 million of SBA-guaranteed debt payable. In connection with the Formation Transactions, we issued an aggregate of approximately 9.0 million shares of our common stock to the investors in the Legacy Funds. We have two SBIC-licensed subsidiaries that have elected to be treated as BDCs under the 1940 Act.

Set forth below is a diagram of our current organizational structure:

1.	Capitala Finance also owns 100% of the general partners of each of Florida Sidecar Fund, Fund II and Fund III. These general partners do not hold any portfolio investments.
2.	Includes the investments acquired from Fund I and Fund III Parent through the Formation Transactions.

Our Portfolio

As of March 31, 2014, the investments in our portfolio were comprised of approximately $264.7 million in debt investments and $126.5 million in equity investments and warrants across 43 portfolio companies. The debt investments in our portfolio had a weighted average annualized yield of approximately 13.8% as of March 31, 2014, which includes a cash component of approximately 13.0% and a payment-in-kind (“PIK”) interest component of approximately 0.8%. PIK interest represents contractually deferred interest added to the loan balance that is generally due at the end of the loan term and recorded as interest income on an accrual basis to the extent such amounts are expected to be collected.

As of March 31, 2014, the debt investments in our portfolio had a weighted average time to maturity of 3.1 years and a yield to maturity of 15.7%. In addition, our debt investments have structural protections, including default penalties, information rights, affirmative, negative and financial covenants, such as lien protection and prohibitions against change of control and, as needed, intercreditor agreements to protect second lien positions.

The following charts summarize our portfolio mix of investments by security type, industry and region based on fair value as of March 31, 2014.

Mix of Investments by Security Type

Mix of Investments by Industry

Mix of Investments by Region

Recent Developments

On April 1, 2014, we received $8.0 million in principal prepayments on AAE Acquisition, LLC senior secured term debt.

On April 28, 2014, we originated a $250 thousand line of credit in Market E’s, LLC that has a contractual interest rate of 10%.

On May 5, 2014, we originated a $1.0 million subordinated loan to Sparus Holdings, Inc that has a contractual interest rate of 12% cash, 2% PIK.

On May 8, 2014, we originated a $3.8 million senior term loan and a $1.1 million delayed draw term loan in U.S. Well Services, LLC that have contractual interest rates of Libor + 11.5%.

On May 8, 2014, our Board declared a quarterly dividend of $0.47 per share payable on June 26, 2014 to holders of record as of June 9, 2014.

On June 10, 2014, we received an exemptive order from the SEC exempting us, Fund II and Fund III from certain provisions of the 1940 Act (including an exemptive order granting relief from the asset coverage requirements for certain indebtedness issued by Fund II and Fund III as SBICs) and from certain reporting requirements mandated by the Securities Exchange Act of 1934, as amended (the “Exchange Act”), with respect to Fund II and Fund III. We intend to comply with the conditions of the order.

Market Opportunity

We believe that the current credit environment provides significant opportunities to achieve attractive risk-adjusted returns on the types of cash flow-based loans to smaller and lower middle-market companies that we intend to make. In particular, we believe that due to factors affecting lending institutions (including but not limited to consolidation, capital constraints and regulatory changes) and the failure of non-bank financing vehicles during and immediately following the 2008 – 2009 recession, demand for financing from smaller and lower middle-market companies exceeds, and will continue to exceed, the investment capacity of lenders that have traditionally served this market. We review investment opportunities throughout the United States. Based on our location and our investment adviser’s 15-year track record, we target our business development efforts in the Southeast, Southwest and Mid-Atlantic capital markets, which are in some of the fastest growing regional economies in the country. According to the U.S. Bureau of Economic Analysis, from 2002 to 2012, the Southeast, Southwest and Mid-Atlantic regions collectively had real gross domestic product (“GDP”) growth and population growth of 18.0% and 10.8%, respectively, compared to U.S. real GDP growth and U.S. population growth of 16.2% and 8.9%, respectively.

We believe that the following characteristics of the current credit markets combined with certain long-term trends associated with lending to smaller and lower middle-market companies provide a strong market environment.

•	Strong Demand For Capital Coupled with Fewer Providers. We believe there has been a combination of growing demand for capital and an underserved market for capital addressing smaller and lower middle-market borrowers. We believe there is robust demand for both continued growth capital and refinancing capital as debt facilities become due at a time when there is a significant lack of willing and qualified capital providers. We believe these market conditions have been further exacerbated in the current environment due to:
•	Recent domestic and international regulatory changes, including Basel III and Federal Reserve regulations, have resulted in the contraction of banks’ lending capacities and a related de-emphasis on product offerings to smaller and lower middle-market companies;
•	the elimination of many specialized lenders from the market due to lack of capital as a result of various factors including the shrinking of the securitization market or their own poor performance; and
•	the need for certain remaining capital providers to reduce lending activities due to reduced access to capital and the overall deleveraging of the financial market.
•	More Conservative Deal Structures and Attractive Return Profiles. As a result of traditional lenders having been hurt by loans underwritten prior to the 2008 – 2009 economic recession, borrowers have generally been required to maintain more equity as a percentage of their total capitalization. With more conservative capital structures, middle market companies have exhibited higher levels of cash flows available to service their debt. In addition, middle market companies often are characterized by simpler capital structures than larger borrowers, which facilitates a streamlined underwriting process.

Further, the withdrawal of many traditional senior lenders from the market, combined with reduced leverage levels and a restoration of prudent loan conditions and covenant levels, allows for specialty finance companies making unitranche and cash flow-based senior or subordinated loans to charge premium risk-adjusted pricing, while subordinated only to a modest amount of senior asset-based debt (if not maintaining first lien senior secured positions over the loan collateral provided by the borrowers).

•	Underserved Capital Markets. We believe that the Southeast, Southwest and Mid-Atlantic capital markets are less-served than other larger, more mature capital markets (i.e., the Northeast, Midwest and West Coast). Likewise, we believe that the impact of credit contraction as a result of lender consolidation, departure or refocusing will continue to disproportionately impact the smaller and lower middle-market companies that the Legacy Funds have supported since 2000.

Our Competitive Advantages

We believe that we are well positioned to take advantage of investment opportunities in smaller and lower middle-market companies due to the following competitive advantages:

•	Focus on Seasoned, Smaller and Lower Middle-Market Companies in Underserved Capital Markets. Most of our capital is invested in companies that need growth capital, acquisition financing or funding to recapitalize or refinance existing debt facilities. We generally seek to avoid investing in high-risk, early-stage enterprises that are only beginning to develop their market share or build their management and operational infrastructure. We believe our target portfolio companies are generally considered too small for, or remote from, large, competitive capital markets, or in underserved industries or sectors. Further, we anticipate that some investments will require our industry-specific knowledge and expertise. As a result, we believe we can negotiate loan terms that typically will possess better risk-adjusted return profiles than loan terms to larger, more mainstream companies. While we will consider investment opportunities from anywhere in the United States and we recognize the importance of geographic diversification, we continue to focus on smaller, underserved capital markets. We are headquartered in Charlotte, North Carolina, and have offices in Raleigh, North Carolina; Louisville, Kentucky; Fort Lauderdale, Florida, Atlanta, Georgia and Washington, D.C. We have a historical track record with numerous investment firms and deal sources across the Southeast, Southwest and Mid-Atlantic regions. We believe we are well positioned to continue to source high quality investment opportunities throughout these regions.
•	Flexible, Customized Financing Solutions to Provide Attractive Risk-Adjusted Returns. Based on our prior experience, we can offer our portfolio companies (and their financial sponsors) a variety of attractive bespoke financing structures to meet their capital needs. We expect to continue to focus on mezzanine and senior subordinated debt investments and senior, cash flow-based “unitranche” debt investments, coupled with equity interests, either in the form of detachable “penny” warrants or equity co-investments made pari passu with financial sponsors. As of March 31, 2014, the weighted average annualized yield of our debt investments was approximately 13.8%, which includes a cash component of approximately 13.0% and a PIK interest component of approximately 0.8%, and a yield to maturity of 15.7%. Additional information regarding our portfolio is set forth under “Portfolio Companies” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” as well as in the schedule of investments and the related notes thereto included in this prospectus.
•	Disciplined Underwriting Policies and Rigorous Portfolio Management. We pursue rigorous due diligence of all prospective investments regardless of whether a potential investment was sourced directly by our investment adviser or we are invited to invest as part of a lending syndicate. Our investment adviser’s investment team has developed an extensive underwriting due diligence process, which includes a review of the operational, financial, legal and industry performance and outlook for the prospective investment, including quantitative and qualitative stress tests, review of industry data and analyst coverage and consultation with outside experts regarding the creditworthiness of the borrower and the potential equity upside. These processes continue during the portfolio monitoring process, when our investment adviser will conduct field examinations, review all compliance certificates and covenants and regularly assess the financial and business conditions and prospects of portfolio companies.
•	Lower-Cost SBA-Guaranteed Debentures. As licensed SBICs, our wholly owned subsidiaries, Fund II and Fund III, have issued fixed low-interest rate, long-term debentures that are guaranteed by the SBA, securitized, and ultimately sold in the capital markets. We believe these lower-cost existing debentures and any additional SBA-guaranteed debentures we may be permitted to issue in the future will allow us to increase our net interest income beyond the level that would otherwise be attainable without such leverage or by utilizing traditional higher-cost leverage obtained from conventional financial institutions.
•	Established Direct Origination Platform with Extensive Deal Sourcing Infrastructure. Our investment adviser’s investment team has reviewed, on average, over 800 investment opportunities per year since 2008. We anticipate that our principal source of investment opportunities will continue to be sell-side intermediaries and private equity sponsors investing in the same types of smaller and lower middle-market companies in which we seek to invest. We believe our investment adviser’s track record, extensive experience in multiple industries and investments with multiple private equity sponsors have strengthened our relationships with private equity sponsors and will lead to new ones. Our investment adviser’s investment team seeks to leverage its extensive network of additional referral sources, including law firms, accounting firms, financial, operational and strategic consultants and financial institutions, with whom we have previously completed investments. All these relationships should continue to enable us to review a significant amount of high quality, direct (or non-brokered) deal flow, lead to a stable, continuing source of high quality investment opportunities, and provide significant benefits to our investments, such as more thorough due diligence, an additional primary layer of investment monitoring and management and a backup source of additional equity funding.
•	Experienced Management Team with Proven Track Record. We believe that our investment adviser’s investment team is one of the leading capital providers to smaller and lower middle-market companies in the Southeast, Southwest and Mid-Atlantic regions. Since their respective formations in 1998, 2002 and 2007 until the closing of our IPO on September 30, 2013, Fund I, Fund II and Fund III had invested in excess of $46.9 million, $151.7 million and $278.9 million in 79, 117, and 78 transactions, respectively. As of the closing of our IPO, approximately $9.1 million, $9.6 million and $15.7 million of distributions and/or invested capital, as the case may be, had been paid to investors, and at the time of the IPO, approximately $4.2 million, $26.2 million and $75 million of funded capital remained outstanding in Fund I, Fund II and Fund III, respectively. Fund I, Fund II and Fund III were generally invested in the same types of portfolio investments that we target. Our investment adviser’s investment committee, as well as certain key investment team members that are involved in screening and underwriting portfolio transactions, have worked together for more than ten years, and have an average of over 20 years of experience in finance-related fields. These five investment professionals have worked together screening opportunities, underwriting new investments in, and managing a portfolio of, investments in smaller and lower middle-market companies through two recessions, a credit crunch, the dot-com boom and bust and a historic, leverage-fueled asset valuation bubble. Moreover, the investment team has refined its investment strategy through the sourcing, reviewing, executing and monitoring of 82 portfolio companies totaling more than $550 million of invested capital through March 31, 2014. Each member brings a complementary component to a team well-rounded in finance, accounting, operations, strategy, business law and executive management.

Summary Risk Factors

The value of our assets, as well as the market price of our Notes, will fluctuate. Our investments may be risky, and you may lose all or part of your investment in us. Investing in Capitala Finance involves other risks, including the following:

•	We have a limited operating history as a BDC.
•	We depend upon Capitala Investment Advisors’ key personnel for our future success.
•	We operate in a highly competitive market for investment opportunities.
•	We are a non-diversified investment company within the meaning of the 1940 Act. As a result, our portfolio may lack company diversification, which may subject us to a risk of significant loss if one or more of these companies defaults on its obligations under any of its debt instruments.
•	Our portfolio may be concentrated in a limited number of industries, which may subject us to a risk of significant loss if there is a downturn in a particular industry in which a number of our investments are concentrated.
•	Investing in smaller and lower middle-market companies involves a high degree of risk, and our financial results may be affected adversely if one or more of our significant portfolio investments defaults on its loans or fails to perform as we expect.

•	The lack of liquidity in our investments may adversely affect our business.
•	An extended disruption in the capital markets and the credit markets could impair our ability to raise capital and negatively affect our business.
•	As a BDC, the necessity of raising additional capital may expose us to risks, including the typical risks associated with leverage.
•	We borrow money, which magnifies the potential for gain or loss on amounts invested and may increase the risk of investing in us, and the calculation of our base management fee based upon our gross assets may have the effect of encouraging our investment adviser to utilize leverage when it may not be advisable to do so.
•	To the extent we borrow money to finance our investments, changes in interest rates will affect our cost of capital and net investment income.
•	There will be uncertainty as to the value of our portfolio investments.
•	We may experience fluctuations in our quarterly and annual results.
•	We will become subject to corporate-level U.S. federal income tax on all of our income if we are unable to qualify or maintain our qualification as a regulated investment company, or “RIC,” under Subchapter M of the Internal Revenue Code of 1986, as amended, which we refer to as the Code, which would have a material adverse effect on our financial performance.
•	Our investment adviser is not obligated to reimburse us for any part of the incentive fee it receives from us that is based on accrued income that we never receive.
•	Regulations governing our operation as a BDC affect our ability to raise additional capital and the way in which we do so.
•	We are an “emerging growth company” under the JOBS Act, and we cannot be certain if the reduced disclosure requirements applicable to emerging growth companies will make our securities less attractive to investors, and make it more difficult to raise capital as and when we need it.
•	The Notes will be unsecured and therefore will be effectively subordinated to any secured indebtedness we may incur in the future.
•	The Notes will be structurally subordinated to the indebtedness and other liabilities of our SBIC subsidiaries.
•	The indenture under which the Notes will be issued contains limited protection for holders of the Notes.
•	There is no existing trading market for the Notes and an active trading market for the Notes may not develop, which could limit the market price of the Notes or your ability to sell them.
•	If we default on our obligations to pay other indebtedness that we may incur in the future, we may not be able to make payments on the Notes.

See “Risk Factors” beginning on page 19, and the other information included in this prospectus, for additional discussion of factors you should carefully consider before deciding to invest in the Notes.

Operating and Regulatory Structure

Capitala Finance is a Maryland corporation that is an externally managed, non-diversified closed-end management investment company that has elected to be regulated as a BDC under the 1940 Act. Capitala Finance’s wholly owned SBIC subsidiaries, Fund II and Fund III, have also elected to be treated as BDCs under the 1940 Act. As a BDC, we are required to meet regulatory tests, including the requirement to invest at least 70% of our gross assets in “qualifying assets.” Qualifying assets generally include securities of private or thinly traded public U.S. companies and cash, cash equivalents, U.S. government securities and high-quality debt investments that mature in one year or less. See “Regulation as a Business Development Company.” In addition to our existing SBA-guaranteed debentures, we may, if permitted by regulation, seek to issue additional SBA-guaranteed debentures as well as other forms of leverage and borrow funds to make investments. In addition, we intend to elect to be treated for federal income tax purposes, and intend to qualify annually thereafter, as a RIC under the Code. See “Material U.S. Federal Income Tax Considerations.”

We are an “emerging growth company” under the JOBS Act and we are subject to reduced public company reporting requirements. Further, Section 107 of the JOBS Act also provides that an “emerging growth company” can take advantage of the extended transition period provided in Section 7(a)(2)(B) of the Securities Act for complying with new or revised accounting standards. In other words, an “emerging growth company” can delay the adoption of certain accounting standards until those standards would otherwise apply to private companies. We have chosen to take advantage of the extended transition period for complying with new or revised accounting standards.

Our investment activities are managed by Capitala Investment Advisors and supervised by our Board of Directors. Capitala Investment Advisors is an investment adviser that is registered under the Investment Advisers Act of 1940, as amended, or the Advisers Act. Under our investment advisory agreement, which we refer to as the Investment Advisory Agreement, we have agreed to pay Capitala Investment Advisors an annual base management fee based on our gross assets as well as an incentive fee based on our performance. See “Investment Advisory Agreement.” We have also entered into an administration agreement, which we refer to as the Administration Agreement, under which we have agreed to reimburse our administrator for our allocable portion of overhead and other expenses incurred by our administrator in performing its obligations under the Administration Agreement, including furnishing us with office facilities, equipment and clerical, bookkeeping and record keeping services at such facilities, as well as providing us with other administrative services. See “Administration Agreement.”

Joseph B. Alala, III, our chief executive officer, president and chairman of our Board of Directors is the managing member of Capitala Investment Advisors and is the chief executive officer, president and a director of our administrator.

Our Corporate Information

Our executive offices are located at 4201 Congress Street, Suite 360, Charlotte, North Carolina 28209, our telephone number is (704) 376-5502 and our website may be found at http://www.capitalagroup.com.

TERMS OF THE NOTES AND THE OFFERING

This section outlines the specific legal and financial terms of the Notes. You should read this section together with the more general description of the Notes under the heading “Description of Our Notes” before investing in the Notes. Capitalized terms used in this prospectus and not otherwise defined shall have the meanings ascribed to them in the indenture governing the Notes.

Issuer
Capitala Finance Corp.
Title of the securities
% Notes due 2021
Initial aggregate principal amount being offered
$50,000,000
Overallotment option
The underwriters may also purchase from us up to an additional $7,500,000 aggregate principal amount of Notes solely to cover overallotments, if any, within 30 days of the date of this prospectus.
Initial public offering price
100% of the aggregate principal amount.
Principal payable at maturity
100% of the aggregate principal amount; the principal amount of each Note will be payable on its stated maturity date at the office of the Trustee, Paying Agent, and Security Registrar for the Notes or at such other office in New York City as we may designate.
Type of Note
Fixed-rate note
Listing
The Notes have been approved for listing on the New York Stock Exchange and we expect trading to commence thereon within 30 days of the original issue date under the symbol “CLA.”
Interest Rate
% per year
Day count basis
360-day year of twelve 30-day months
Original issue date
, 2014
Stated maturity date
, 2021
Date interest starts accruing
, 2014
Interest payment dates
Each March , June , September , and December commencing September , 2014. If an interest payment date falls on a non-business day, the applicable interest payment will be made on the next business day and no additional interest will accrue as a result of such delayed payment.
Interest periods
The initial interest period will be the period from and including June , 2014, to, but excluding, the initial interest payment date, and the subsequent interest periods will be the periods from and including an interest payment date to, but excluding, the next interest payment date or the stated maturity date, as the case may be.
Regular record dates for interest
Each March , June , September and December beginning September , 2014
Specified currency
U.S. dollars
Place of payment
New York City and/or such other places that may be specified in the indenture or a notice to holders.

Ranking of Notes
The Notes will be our direct unsecured obligations and will rank:
• pari passu, or equal, with our future unsecured indebtedness;
• senior to any of our future indebtedness that expressly provides it is subordinated to the Notes;
• effectively subordinated to all of our future secured indebtedness (including indebtedness that is initially unsecured to which we subsequently grant security); and

•

structurally subordinated to all existing and future indebtedness and other obligations of any of our subsidiaries, including without limitation, the indebtedness of our wholly owned SBIC subsidiaries.

In the event that one of our subsidiaries becomes insolvent, liquidates, reorganizes, dissolves or otherwise winds up, its assets will be used first to satisfy the claims of its creditors. Consequently, any claim by us or our creditors, including holders of our Notes, against any subsidiary will be structurally subordinated to all of the claims of the creditors of such subsidiary. We cannot assure Notes holders that they will receive any payments required to be made under the terms of the Notes.
The indenture does not contain any provisions that give you protection in the event we issue a large amount of debt or we are acquired by another entity.
Denominations
We will issue the Notes in denominations of $25 and integral multiples of $25 in excess thereof.
Business Day
Each Monday, Tuesday, Wednesday, Thursday and Friday that is not a day on which banking institutions in New York City are authorized or required by law or executive order to close.
Optional redemption
The Notes may be redeemed in whole or in part at any time or from time to time at our option on or after June , 2017, upon not less than 30 days nor more than 60 days written notice by mail prior to the date fixed for redemption thereof, at a redemption price of 100% of the outstanding principal amount thereof plus accrued and unpaid interest payments otherwise payable for the then-current quarterly interest period accrued to but not including the date fixed for redemption.
You may be prevented from exchanging or transferring the Notes when they are subject to redemption. In case any Notes are to be redeemed in part only, the redemption notice will provide that, upon surrender of such Note, you will receive, without a charge, a new Note or Notes of authorized denominations representing the principal amount of your remaining unredeemed Notes.
Any exercise of our option to redeem the Notes will be done in compliance with the 1940 Act, to the extent applicable.
If we redeem only some of the Notes, the Trustee will determine the method for selection of the particular Notes to be redeemed, in accordance with the indenture governing the Notes, and in accordance with the rules of any national securities exchange or quotation system on which the Notes are listed. Unless we default in payment of the redemption price, on and after the date of redemption, interest will cease to accrue on the Notes called for redemption.
Sinking Fund
The Notes will not be subject to any sinking fund.
Repayment at option of Holders
Holders will not have the option to have the Notes repaid prior to the stated maturity date.
Defeasance
The Notes are subject to defeasance by us. “Defeasance” means that, by depositing with a trustee an amount of cash and/or government securities sufficient to pay all principal and interest, if any, on the Notes when due and satisfying any additional conditions required under the indenture and the Notes, we will be deemed to have been discharged from our obligations under the Notes.
Covenant defeasance
The Notes are subject to covenant defeasance by us. In the event of a “covenant defeasance,” upon depositing such funds and satisfying conditions similar to those for defeasance we would be released from certain covenants under the indenture relating to the Notes. The consequences to the holders of the Notes would be that, while they would no longer benefit from certain covenants under the indenture, and while the Notes could not be accelerated for any reason, the holders of Notes nonetheless would be guaranteed to receive the principal and interest owed to them.
Form of Notes
The Notes will be represented by global securities that will be deposited and registered in the name of The Depository Trust Company, or DTC, or its nominee. Except in limited circumstances, you will not receive certificates for the Notes. Beneficial interests in the Notes will be represented through book-entry accounts of financial institutions acting on behalf of beneficial owners as direct and indirect participants in DTC. Investors may elect to hold interests in the Notes through either DTC, if they are a participant, or indirectly through organizations that are participants in DTC.
Trustee, Paying Agent, and Security Registrar
U.S. Bank National Association
Other Covenants
In addition to any other covenants described in this prospectus, the following covenants shall apply to the Notes:

•

We agree that for the period of time during which the Notes are outstanding, we will not violate Section 18(a)(1)(A) as modified by Section 61(a)(1) of the 1940 Act or any successor provisions, whether or not we continue to be subject to such provisions of the 1940 Act, but giving effect, in either case, to any exemptive relief granted to us by the SEC. Currently, these provisions generally prohibit us from incurring additional borrowings, including through the issuance of additional debt securities, unless our asset coverage, as defined in the 1940 Act, equals at least 200% after such borrowings. See “Risk Factors — Risks Relating to our Business and Structure — Pending legislation may allow us to incur additional leverage.”

•

We agree that for the period of time during which the Notes are outstanding, we will not violate Section 18(a)(1)(B) as modified by Section 61(a)(1) of the 1940 Act or any successor provisions, giving effect to (i) any exemptive relief granted to us by the SEC and (ii) no-action relief granted by the SEC to another BDC (or to the Company if it determines to seek such similar no-action or other relief) permitting the BDC to declare any cash dividend or distribution notwithstanding the prohibition contained in Section 18(a)(1)(B) as modified by Section 61(a)(1) of the 1940 Act in order to maintain the BDC's status as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986. These provisions generally prohibit us from declaring any cash dividend or distribution upon any class of our capital stock, or purchasing any such capital stock if our asset coverage, as defined in the 1940 Act, is below 200% at the time of the declaration of the dividend or distribution or the purchase and after deducting the amount of such dividend, distribution or purchase.

•

If, at any time, we are not subject to the reporting requirements of Sections 13 or 15(d) of the Exchange Act to file any periodic reports with the SEC, we agree to furnish to holders of the Notes and the Trustee, for the period of time during which the Notes are outstanding, our audited annual consolidated financial statements, within 90 days of our fiscal year end, and unaudited interim consolidated financial statements, within 45 days of our fiscal quarter end (other than our fourth fiscal quarter). All such financial statements will be prepared, in all material respects, in accordance with applicable U.S. GAAP.

Events of Default
You will have rights if an Event of Default occurs with respect to the Notes and is not cured.
The term “Event of Default” in respect of the Notes means any of the following:
• We do not pay the principal of, or premium on, any Note within five days of its due date.
• We do not pay interest on any Note when due, and such default is not cured within 30 days.

•

We remain in breach of any other covenant with respect to the Notes for 60 days after we receive a written notice of default stating we are in breach. The notice must be sent by either the Trustee or holders of at least 25.0% of the principal amount of the Notes.

•

We file for bankruptcy or certain other events of bankruptcy, insolvency or reorganization occur and in the case of certain orders or decrees entered against us under any bankruptcy law, such order or decree remains undischarged or unstayed for a period of 90 days.

•

On the last business day of each of twenty-four consecutive calendar months, the Notes have an asset coverage, as defined in the 1940 Act, of less than 100% after giving effect to any exemptive relief granted to us by the SEC.

Further Issuances
We have the ability to issue additional debt securities under the indenture with terms different from the Notes and, without consent of the holders thereof, to reopen the Notes and issue additional Notes. If we issue additional debt securities, these additional debt securities could have a lien or other security interest greater than that accorded to the holders of the Notes, which are unsecured.
Global Clearance and Settlement Procedures
Interests in the Notes will trade in DTC’s Same Day Funds Settlement System, and any permitted secondary market trading activity in such Notes will, therefore, be required by DTC to be settled in immediately available funds. None of the issuer, the Trustee or the paying agent will have any responsibility for the performance by DTC or its participants or indirect participants of their respective obligations under the rules and procedures governing their operations.
Use of Proceeds
We plan to use the net proceeds of this offering for new investments in portfolio companies in accordance with our investment objective and strategies described in this prospectus and for general working capital purposes. We will also pay operating expenses, including advisory and administrative fees and expenses, and may pay other expenses such as due diligence expenses of potential new investments, from the net proceeds of this offering. We anticipate that substantially all of the net proceeds of this offering will be used for the above purposes within three to nine months from the consummation of this offering, depending on the availability of appropriate investment opportunities consistent with our investment objective and market conditions. We expect that it may take more than three months to invest all of the net proceeds of this offering, in part because investments in private companies often require substantial research and due diligence. Pending such investments, we will invest the net proceeds primarily in cash, cash equivalents, U.S. government securities and other high-quality temporary investments that mature in one year or less from the date of investment. See “Use of Proceeds.”

SELECTED CONSOLIDATED FINANCIAL AND OTHER DATA

The following selected consolidated financial data of Capitala Finance as of and for the year ended December 31, 2013 is derived from our consolidated financial statements that have been audited by Ernst & Young LLP, our independent registered public accounting firm. The selected financial data for the three months ended March 31, 2014 is derived from the unaudited consolidated financial statements and notes of Capitala Finance. In the opinion of management, the selected financial data for the three months ended March 31, 2014 reflects all adjustments (consisting only of normal recurring adjustments) that are necessary to present fairly the results for such interim period. The selected financial data for the three months ended March 31, 2014, may not be indicative of the results that may be expected for the year ending December 31, 2014 or for any other period. This financial data should be read in conjunction with our consolidated financial statements and related notes thereto included elsewhere in this prospectus and with “Management’s Discussion and Analysis of Financial Condition and Results of Operations” which follows (dollars in thousands except share and per share data):

	For the three months ended March 31, 2014		For the year ended December 31, 2013(1)
Statement of operations data:
Total investment income	$12,374		$35,433
Total expenses net of management fee waiver	6,653		15,949
Net investment income	5,721		19,484
Net realized gain from investments	1,200		2,187
Net increase/decrease in unrealized appreciation on investments	(5,723)		7,187
Net increase in net assets resulting from operations	$1,218		$28,858
Per share data:
Net investment income	$0.44		$1.50
Net increase in net assets resulting from operations	$0.09		$2.22
Dividends declared	$0.47		$0.47
Net asset value per share	$20.33		$20.71
Balance sheet data:
Total assets	$458,709		$476,428
Cash and cash equivalents	57,566		101,622
Total net assets	$263,790		$268,670
Other data:
Total Return	(0.82	)%(3)	1.88	%(2)
Number of portfolio company investments at period end	43		41
Total portfolio investments for the period	$41,100		$110,929
Investment repayments for the period	$10,728		$52,755

(1)	For historical periods prior to December 31, 2013, we had no operations.
(2)	Total Return is calculated assuming a purchase of common shares at the IPO offering price per share at September 25, 2013 of $20.00 and a sale at the closing price on the last day of the period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under our dividend reinvestment plan. Total Return does not reflect brokerage commissions.
(3)	Total return is calculated assuming a purchase of common shares at the market value on the first day and a sale at the current market value on the last day of the period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Company’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions. Total investment returns covering less than a full year are not annualized.

SELECTED QUARTERLY FINANCIAL DATA

The following tables set forth certain quarterly financial information for each of the quarters for the fiscal years ended December 31, 2013 and 2012 and for the quarter ended March 31, 2014. This information was derived from our unaudited consolidated financial statements. Results for any quarter are not necessarily indicative of results for the past fiscal year or for any future quarter.

For the quarter ended
(Dollars in thousands, except per share data)	March 31, 2014
Total investment income	$12,374
Net investment income	$6,653
Net increase in net assets from operations	$1,218
Net investment income per share	$0.44
Net increase in net assets from operations per share	$0.09
Net asset value per share at end of period	$20.33

	For the quarter ended
(Dollars in thousands, except per share data)	December 31, 2013	September 30, 2013	June 30, 2013	March 31, 2013
Total investment income	$12,145	$8,801	$8,216	$6,271
Net investment income	$6,100	$5,437	$4,658	$3,289
Net increase in net assets from operations	$6,797	$7,909	$11,583	$2,569
Net investment income per share(1)	$0.47	$0.42	$0.36	$0.25
Net increase in net assets from operations per share(1)	$0.52	$0.61	$0.89	$0.20
Net asset value per share at end of period(1)	$20.71	$20.79	$20.58	$19.74

	For the quarter ended
(Dollars in thousands, except per share data)	December 31, 2012	September 30, 2012	June 30, 2012	March 31, 2012
Total investment income	$7,004	$6,614	$5,713	$5,608
Net investment income	$3,893	$3,270	$3,014	$2,747
Net increase in net assets from operations	$18,696	$10,778	$10,238	$9,858
Net investment income per share	N/A	N/A	N/A	N/A
Net increase in net assets from operations per share	N/A	N/A	N/A	N/A
Net asset value per share at end of period	N/A	N/A	N/A	N/A

(1)	Per share amounts are presented as if the Formation Transactions had occurred on January 1, 2013.

N/A — Not Applicable

RISK FACTORS

Investing in our Notes involves a number of significant risks. In addition to the other information contained in this prospectus, you should consider carefully the following information before making an investment in our Notes. The risks set out below are the principal risks with respect to an investment in the Company and the Notes, as well as those factors generally associated with an investment company with investment objectives, investment policies, capital structure or trading markets similar to ours. They may not be the only risks we face. Additional risks and uncertainties not presently known to us or not presently deemed material by us might also impair our operations and performance. If any of the following events occur, our business, financial condition and results of operations could be materially and adversely affected. In such case, you may lose all or part of your investment.

Risks Relating to Our Business and Structure

We have a limited operating history as a BDC.

Capitala Finance was formed in February 2013 and has only operated as a BDC since September 2013. As a result, we are subject to many of the business risks and uncertainties associated with recently formed businesses, including the risk that we will not achieve our investment objective and that the value of your investment could decline substantially. As a BDC, we are subject to the regulatory requirements of the SEC, in addition to the specific regulatory requirements applicable to BDCs under the 1940 Act and RICs under the Code. Our management and that of our investment adviser, Capitala Investment Advisors, did not have any prior experience operating under this regulatory framework, and we may still incur substantial additional costs, and expend significant time or other resources, to do so. From time to time, Capitala Investment Advisors may pursue investment opportunities, like equity investments, in which it has more limited experience. We may also be unable to replicate the historical performance of prior investment funds managed by our management team. In addition, we may be unable to generate sufficient revenue from our operations to make or sustain distributions to our stockholders.

Our investment portfolio is recorded at fair value, with our Board of Directors having final responsibility for overseeing, reviewing and approving, in good faith, its estimate of fair value and, as a result, there may be uncertainty as to the value of our portfolio investments.

Under the 1940 Act, we are required to carry our portfolio investments at market value or, if there is no readily available market value, at fair value as determined by us, with our Board of Directors having final responsibility for overseeing, reviewing and approving, in good faith, our estimate of fair value. Typically, there will not be a public market for the securities of the privately held companies in which invest. As a result, we value these securities quarterly at fair value based on input from management, a third-party independent valuation firm and our audit committee, and with the oversight, review and approval of our Board of Directors.

The determination of fair value and consequently, the amount of unrealized gains and losses in our portfolio, are to a certain degree, subjective and dependent on a valuation process approved by our Board of Directors. Certain factors that may be considered in determining the fair value of our investments include external events, such as private mergers, sales and acquisitions involving comparable companies. Because such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, they may fluctuate over short periods of time and may be based on estimates. Our determinations of fair value may differ materially from the values that would have been used if a ready market for these securities existed. Due to this uncertainty, our fair value determinations may cause our net asset value on a given date to materially understate or overstate the value that we may ultimately realize on one or more of our investments. As a result, investors purchasing our common stock based on an overstated net asset value would pay a higher price than the value of our investments might warrant. Conversely, investors selling shares during a period in which the net asset value understates the value of our investments would receive a lower price for their shares than the value of our investments might warrant. In addition, we may not be able to realize the values on our investments needed to pay interest on the Notes.

Our financial condition and results of operations depend on our ability to effectively manage and deploy capital.

Our ability to achieve our investment objective depends on our ability to effectively manage and deploy capital, which depends, in turn, on our investment adviser’s ability to identify, evaluate and monitor, and our ability to finance and invest in, companies that meet our investment criteria.

Accomplishing our investment objective on a cost-effective basis is largely a function of our investment adviser’s handling of the investment process, its ability to provide competent, attentive and efficient services and our access to investments offering acceptable terms. In addition to monitoring the performance of our existing investments, our investment adviser’s investment team may also be called upon, from time to time, to provide managerial assistance to some of our portfolio companies as well as other funds that they manage. These demands on their time may distract them or slow our rate of investment. See also “— There are significant potential conflicts of interest that could negatively affect our investment returns.”

Even if we are able to grow and build upon our investment operations, any failure to manage our growth effectively could have a material adverse effect on our business, financial condition, results of operations and prospects. The results of our operations depend on many factors, including the availability of opportunities for investment, readily accessible short and long-term funding alternatives in the financial markets and economic conditions. Furthermore, if we cannot successfully operate our business or implement our investment policies and strategies as described in this prospectus, it could negatively impact our ability to make distributions.

We depend upon Capitala Investment Advisors’ key personnel for our future success.

We depend on the diligence, skill and network of business contacts of Joseph B. Alala, III, Hunt Broyhill and John F. McGlinn, who serve as the members of the investment committee of Capitala Investment Advisors and lead Capitala Investment Advisors’ investment team. Our success depends on the continued service of these individuals and the other senior investment professionals available to Capitala Investment Advisors. We cannot assure you that unforeseen business, medical, personal or other circumstances would not lead Messrs. Alala, Broyhill or McGlinn or any other such individual to terminate his relationship with us. Such a termination could have a material adverse effect on our ability to achieve our investment objective as well as on our financial condition and results of operations. In addition, we can offer no assurance that Capitala Investment Advisors will continue indefinitely as our investment adviser.

The members of Capitala Investment Advisors’ investment team are and may in the future become affiliated with entities engaged in business activities similar to those intended to be conducted by us, and may have conflicts of interest in allocating their time. Mr. Alala dedicates a significant portion of his time to the activities of Capitala Finance; however, he may become engaged in other business activities that could divert his time and attention in the future.

We operate in a highly competitive market for investment opportunities, which could reduce returns and result in losses.

We compete for investments with other BDCs with similar investment strategies, private equity funds with similar investment strategies, venture lending funds, finance companies with venture lending units and banks focused on venture lending. Many of our competitors are substantially larger and have considerably greater financial, technical and marketing resources than we have. For example, some competitors may have a lower cost of capital and access to funding sources that are not available to us. In addition, some of our competitors have higher risk tolerances or different risk assessments than we have. These characteristics might allow our competitors to consider a wider variety of investments, establish more relationships or offer better pricing and more flexible structuring than we are able to offer. We may lose investment opportunities if we do not match our competitors’ pricing, terms or structure. If we are forced to match our competitors’ pricing, terms or structure, we may not be able to achieve acceptable returns on our investments or may bear substantial risk of capital loss. We believe a significant part of our competitive advantage stems from the fact that the market for investments in smaller and lower middle-market companies is underserved by traditional commercial banks and other financing sources. A significant increase in the number and/or the size of our competitors in this target market could force us to accept less attractive investment terms. Furthermore, many of our competitors have greater experience operating under, or will not be subject to, the regulatory restrictions that the 1940 Act impose on us as a BDC.

Any inability of our investment adviser to maintain or develop strong referral relationships, or the failure of these relationships to generate investment opportunities, could adversely affect our business.

We depend upon our investment adviser to maintain its relationships with venture capital and private equity firms, placement agents, investment banks, management groups and other financial institutions, and we expect to rely to a significant extent upon these relationships to provide us with potential investment opportunities. If our investment adviser fails to maintain such relationships, or to develop new relationships with other sources of investment opportunities, we will not be able to grow our investment portfolio. In addition, individuals with whom our investment adviser has relationships are not obligated to provide us with investment opportunities, and we can offer no assurance that these relationships will generate investment opportunities for us in the future.

Our success depends on the ability of Capitala Investment Advisors to attract and retain qualified personnel in a competitive environment.

Our growth requires that Capitala Investment Advisors retain and attract new investment and administrative personnel in a competitive market. Its ability to attract and retain personnel with the requisite credentials, experience and skills depends on several factors including, but not limited to, its ability to offer competitive wages, benefits and professional growth opportunities. Many of the entities with which it competes for experienced personnel, including investment funds (such as private equity funds and mezzanine funds) and traditional financial services companies, have greater resources than it will have.

There are significant potential conflicts of interest that could negatively affect our investment returns.

The members of Capitala Investment Advisors’ investment team also monitor and service other affiliated investment funds. In addition, our executive officers and directors, as well as the current and future members of our investment adviser’s investment team may serve as officers, directors or principals of other entities that operate in the same or a related line of business as we do. Accordingly, they may have obligations to investors in those entities, the fulfillment of which obligations may not be in the best interests of us or our stockholders. However, Capitala Investment Advisors’ investment team does not intend to sponsor or manage another BDC with an investment strategy that is substantially similar to our investment strategy.

In the course of our investing activities, we pay management and incentive fees to Capitala Investment Advisors and reimburse Capitala Investment Advisors for certain expenses it incurs. As a result, investors in our common stock invest on a “gross” basis and receive distributions on a “net” basis after expenses, resulting in a lower rate of return than an investor might achieve through direct investments. Accordingly, there may be times when the management team of Capitala Investment Advisors will have interests that differ from those of our stockholders, giving rise to a conflict. Capitala Investment Advisors will not be reimbursed for any performance-related compensation for its employees. We have entered into a royalty-free license agreement with our investment adviser, pursuant to which Capitala Investment Advisors grants us a non-exclusive royalty-free license to use the name “Capitala.” Under the license agreement, we have the right to use the “Capitala” name for so long as Capitala Investment Advisors or one of its affiliates remains our investment adviser. In addition, we pay our administrator our allocable portion of overhead and other expenses incurred by our administrator in performing its obligations under the Administration Agreement, including rent, the fees and expenses associated with performing compliance functions, and our allocable portion of the compensation of our chief financial officer and any administrative support staff. These arrangements create conflicts of interest that our Board of Directors must monitor.

If our investment adviser forms other affiliates in the future, we may co-invest on a concurrent basis with such other affiliates, subject to compliance with applicable regulations and regulatory guidance and our allocation procedures.

In the ordinary course of business, we may enter into transactions with portfolio companies that may be considered related party transactions. In order to ensure that we do not engage in any prohibited transactions with any persons affiliated with us, we have implemented certain written policies and procedures whereby our executive officers screen each of our transactions for any possible affiliations between the proposed portfolio investment and us, companies controlled by us or our executive officers and directors. We will not enter into any agreements unless and until we are satisfied that doing so will not raise concerns under the 1940 Act or, if such concerns exist, we have taken appropriate actions to seek review and approval by our Board of Directors or exemptive relief for such transaction. Our Board of Directors will review these procedures on an annual basis.

The investment committee and other investment professionals of Capitala Investment Advisors may, from time to time, possess material non-public information about or related to our portfolio companies, limiting our investment discretion.

Members of our investment adviser’s investment committee and other investment professionals of Capitala Investment Advisors may serve as directors of, or in a similar capacity with, portfolio companies in which we invest. In the event that material nonpublic information is obtained with respect to such companies, or we become subject to trading restrictions under the internal trading policies of those companies or as a result of applicable law or regulations, we could be prohibited for a period of time from purchasing or selling the securities of such companies, and this prohibition may have an adverse effect on us.

The involvement of our interested directors in the valuation process may create conflicts of interest.

We make many of our portfolio investments in the form of loans and securities that are not publicly traded and for which no market-based price quotation is available. As a result, our Board of Directors determines the fair value of these loans and securities in good faith as described above in the section titled “Valuation of Investments” in Note 2 to the Consolidated Financial Statements. In connection with that determination, investment professionals from Capitala Investment Advisors may provide our Board of Directors with valuations based upon the most recent portfolio company financial statements available and projected financial results of each portfolio company. While the valuation for certain portfolio investments is reviewed by an independent valuation firm quarterly, the ultimate determination of fair value is made by our Board of Directors, including our interested directors, and not by such third-party valuation firm. In addition, Messrs. Alala and Broyhill, interested members of our Board of Directors, have pecuniary interests in Capitala Investment Advisors. The participation of Capitala Investment Advisors’ investment professionals in our valuation process, and the pecuniary interests in Capitala Investment Advisors by Messrs. Alala and Broyhill, could result in conflicts of interest as Capitala Investment Advisors’ management fee is based, in part, on the value of our gross assets, and our incentive fees will be based, in part, on realized gains and realized and unrealized losses.

Because the Formation Transactions were consummated prior to the filing of our election to be regulated as a BDC under the 1940 Act, the protections and rights afforded to investors under the 1940 Act may not apply with respect to such transactions.

We completed the Formation Transactions prior to the filing of our election to be regulated as a BDC under the 1940 Act. As a result, the protections and rights afforded to investors under the 1940 Act may not apply with respect to such transactions. In particular, we are generally prohibited from purchasing securities or other assets from an affiliate absent exemptive relief. As a result, the Formation Transactions and the parties from which we acquired our portfolio would likely differ substantially to the extent we were subject to the requirements and restrictions of the 1940 Act at the time we completed the Formation Transactions.

The Investment Advisory Agreement with Capitala Investment Advisors and the Administration Agreement with our administrator were not negotiated on an arm’s length basis and may not be as favorable to us as if they had been negotiated with an unaffiliated third-party.

The Investment Advisory Agreement and the Administration Agreement were negotiated between related parties. Consequently, their terms, including fees payable to Capitala Investment Advisors and our administrator, may not be as favorable to us as if they had been negotiated with an unaffiliated third-party.

Our incentive fee structure may induce Capitala Investment Advisors to pursue speculative investments, and to use leverage when it may be unwise to do so.

The incentive fee payable by us to Capitala Investment Advisors may create an incentive for Capitala Investment Advisors to pursue investments on our behalf that are riskier or more speculative than would be the case in the absence of such compensation arrangement. The incentive fee payable to our investment adviser is calculated based on a percentage of our return on invested capital. This may encourage our investment adviser to use leverage to increase the return on our investments. Under certain circumstances, the use of leverage may increase the likelihood of default, which would impair the value of our common stock. In addition, our investment adviser receives the incentive fee based, in part, upon net capital gains realized on our investments. Unlike that portion of the incentive fee based on income, there is no hurdle rate applicable to the portion of the incentive fee based on net capital gains. As a result, the investment adviser may have a tendency to invest more capital in investments that are likely to result in capital gains as compared to income-producing securities. Such a practice could result in our investing in more speculative securities than would otherwise be the case, which could result in higher investment losses, particularly during economic downturns.

Although we do not anticipate doing so during at least our first 12 months of operations, we may invest, to the extent permitted by law, in the securities and instruments of other investment companies, including private funds, and, to the extent we so invest, will bear our ratable share of any such investment company’s expenses, including management and performance fees. We also remain obligated to pay management and incentive fees to our investment adviser with respect to the assets invested in the securities and instruments of other investment companies. With respect to each of these investments, each of our stockholders will bear his or her share of the management and our investment adviser’s incentive fee as well as indirectly bearing the management and performance fees and other expenses of any investment companies in which we invest.

Capitala Investment Advisors’ liability is limited under the Investment Advisory Agreement, and we have agreed to indemnify Capitala Investment Advisors against certain liabilities, which may lead Capitala Investment Advisors to act in a riskier manner on our behalf than it would when acting for its own account.

Under the Investment Advisory Agreement, Capitala Investment Advisors has not assumed any responsibility to us other than to render the services called for under that agreement. It is not responsible for any action of our Board of Directors in following or declining to follow Capitala Investment Advisors’ advice or recommendations. Under the Investment Advisory Agreement, Capitala Investment Advisors, its officers, members and personnel, and any person controlling or controlled by Capitala Investment Advisors is not liable to us, any subsidiary of ours, our directors, our stockholders or any subsidiary’s stockholders or partners for acts or omissions performed in accordance with and pursuant to the Investment Advisory Agreement, except those resulting from acts constituting gross negligence, willful misfeasance, bad faith or reckless disregard of the duties that Capitala Investment Advisors owes to us under the Investment Advisory Agreement. In addition, as part of the Investment Advisory Agreement, we have agreed to indemnify Capitala Investment Advisors and each of its officers, directors, members, managers and employees from and against any claims or liabilities, including reasonable legal fees and other expenses reasonably incurred, arising out of or in connection with our business and operations or any action taken or omitted on our behalf pursuant to authority granted by the Investment Advisory Agreement, except where attributable to gross negligence, willful misfeasance, bad faith or reckless disregard of such person’s duties under the Investment Advisory Agreement. These protections may lead Capitala Investment Advisors to act in a riskier manner when acting on our behalf than it would when acting for its own account.

A general increase in interest rates will likely have the effect of making it easier for our investment adviser to receive incentive fees, without necessarily resulting in an increase in our net earnings.

Under the structure of our Investment Advisory Agreement with our investment adviser, any general increase in interest rates will likely have the effect of making it easier for our investment adviser to meet the quarterly hurdle rate for payment of income incentive fees under the Investment Advisory Agreement without any additional increase in relative performance on the part of our investment adviser. In addition, in view of the catch-up provision applicable to income incentive fees under the Investment Advisory Agreement, our investment adviser could potentially receive a significant portion of the increase in our investment income attributable to such a general increase in interest rates. If that were to occur, our increase in net earnings, if any, would likely be significantly smaller than the relative increase in our investment adviser’s income incentive fee resulting from such a general increase in interest rates.

PIK interest payments we receive will increase our assets under management and, as a result, will increase the amount of base management fees and incentive fees payable by us to Capitala Investment Advisors.

Certain of our debt investments contain provisions providing for the payment of contractual PIK interest. Because PIK interest results in an increase in the size of the loan balance of the underlying loan, the receipt by us of PIK interest will have the effect of increasing our assets under management. As a result, because the base management fee that we pay to Capitala Investment Advisors is based on the value of our gross assets, the receipt by us of PIK interest will result in an increase in the amount of the base management fee payable by us. In addition, any such increase in a loan balance due to the receipt of PIK interest will cause such loan to accrue interest on the higher loan balance, which will result in an increase in our pre-incentive fee net investment income and, as a result, an increase in incentive fees that are payable by us to Capitala Investment Advisors.

Our investment adviser has the right to resign on 60 days’ notice, and we may not be able to find a suitable replacement within such time, resulting in a disruption in our operations that could adversely affect our financial condition, business and results of operations.

Our investment adviser has the right, under the Investment Advisory Agreement, to resign at any time on 60 days’ written notice, whether we have found a replacement or not. If our investment adviser resigns, we may not be able to find a new investment adviser or hire internal management with similar expertise and ability to provide the same or equivalent services on acceptable terms within 60 days, or at all. If we are unable to do so quickly, our operations are likely to experience a disruption, our financial condition, business and results of operations as well as our ability to pay distributions are likely to be adversely affected and the market price of our shares may decline. In addition, the coordination of our internal management and investment activities is likely to suffer if we are unable to identify and reach an agreement with a single institution or group of executives having the expertise possessed by our investment adviser and its affiliates. Even if we are able to retain comparable management, whether internal or external, the integration of such management and their lack of familiarity with our investment objective may result in additional costs and time delays that may adversely affect our financial condition, business and results of operations.

Our investment adviser may not be able to achieve the same or similar returns as those achieved by our investment adviser’s investment team while they were employed at prior positions.

Although in the past Mr. Alala and other members of our investment adviser’s investment team have held senior positions at a number of investment firms, including the Legacy Funds, their track record and achievements are not necessarily indicative of future results that will be achieved by our investment adviser. We cannot assure you that we will be able to achieve the results realized by prior vehicles managed by our investment adviser’s investment team, including the Legacy Funds.

Any failure on our part to maintain our status as a BDC would reduce our operating flexibility.

We have elected to be treated as a BDC under the 1940 Act. The 1940 Act imposes numerous constraints on the operations of BDCs. For example, BDCs are required to invest at least 70% of their gross assets in specified types of securities, primarily in private companies or thinly traded U.S. public companies, cash, cash equivalents, U.S. government securities and other high quality debt investments that mature in one year or less. Furthermore, any failure to comply with the requirements imposed on BDCs by the 1940 Act could cause the SEC to bring an enforcement action against us and/or expose us to claims of private litigants. In addition, upon approval of a majority of our stockholders, we may elect to withdraw our status as a BDC. If we decide to withdraw our election, or if we otherwise fail to qualify, or maintain our qualification, as a BDC, we may be subject to the substantially greater regulation under the 1940 Act as a closed-end investment company. Compliance with such regulations would significantly decrease our operating flexibility and could significantly increase our costs of doing business.

Regulations governing our operation as a BDC affect our ability to raise additional capital and the way in which we do so. As a BDC, the necessity of raising additional capital may expose us to risks, including the typical risks associated with leverage.

We may issue debt securities or preferred stock and/or borrow money from banks or other financial institutions, which we refer to collectively as “senior securities,” up to the maximum amount permitted by the 1940 Act. Under the provisions of the 1940 Act, we are permitted, as a BDC, to issue senior securities in amounts such that our asset coverage ratio, as defined in the 1940 Act, equals at least 200% of gross assets less all liabilities and indebtedness not represented by senior securities, after each issuance of senior securities. If the value of our assets declines, we may be unable to satisfy this test. If that happens, we may be required to sell a portion of our investments and, depending on the nature of our leverage, repay a portion of our indebtedness at a time when such sales may be disadvantageous. Also, any amounts that we use to service our indebtedness would not be available for distributions to our common stockholders. Furthermore, as a result of issuing senior securities, we would also be exposed to typical risks associated with leverage, including an increased risk of loss. As of March 31, 2014, we have approximately $192.2 million of outstanding debentures guaranteed by the SBA. We expect to receive an exemptive order from the SEC in the near future granting relief from the asset coverage requirements for certain indebtedness issued by Fund II and Fund III as SBICs. If we issue preferred stock, the preferred stock would rank “senior” to common stock in our capital structure, preferred stockholders would have separate voting rights on certain matters and might have other rights, preferences, or privileges more favorable than those of our common stockholders, and the issuance of preferred stock could have the effect of delaying, deferring or preventing a transaction or a change of control that might involve a premium price for holders of our common stock or otherwise be in your best interest.

We generally may not issue and sell our common stock at a price below net asset value per share. We may, however, sell our common stock, or warrants, options or rights to acquire our common stock, at a price below the then-current net asset value per share of our common stock if our Board of Directors determines that such sale is in our best interests and in the best interests of our stockholders, and our stockholders approve such sale. In any such case, the price at which our securities are to be issued and sold may not be less than a price that, in the determination of our Board of Directors, closely approximates the market value of such securities (less any commission or discount). If we raise additional funds by issuing more common stock or senior securities convertible into, or exchangeable for, our common stock, then the percentage ownership of our stockholders at that time will decrease, and you may experience dilution.

We borrow money, which magnifies the potential for gain or loss on amounts invested and may increase the risk of investing in us, and the calculation of our base management fee, which is based upon our gross assets, may have the effect of encouraging our investment adviser to utilize leverage when it may not be advisable to do so.

The use of leverage magnifies the potential for gain or loss on amounts invested and, therefore, increases the risks associated with investing in our securities. In addition to the existing SBA-guaranteed debentures and the Notes offered hereby, we may borrow from and issue senior debt securities to banks, insurance companies and other lenders in the future. Holders of these senior securities will have fixed dollar claims on our assets that are superior to the claims of our common stockholders, and we would expect such lenders to seek recovery against our assets in the event of a default. If the value of our assets decreases, leverage would cause net asset value to decline more sharply than it otherwise would have had we not been leveraged. Similarly, any decrease in our income would cause net income to decline more sharply than it would have had we not borrowed. Leverage is generally considered a speculative investment technique. Our ability to service any debt that we incur will depend largely on our financial performance and will be subject to prevailing economic conditions and competitive pressures. Moreover, as the management fee payable to our investment adviser will be payable based on our gross assets, including those assets acquired through the use of leverage, our investment adviser will have a financial incentive to incur leverage that may not be consistent with our stockholders’ interests. In addition, our common stockholders will bear the burden of any increase in our expenses as a result of leverage, including any increase in the management fee payable to our investment adviser.

It is also likely that any credit facility into which we may enter would impose financial and operating covenants that restrict our business activities, including limitations that could hinder our ability to finance additional loans and investments or to make the distributions required to maintain our status as a RIC under the Code.

Illustration.  The following table illustrates the effect of leverage on returns from an investment in our common stock assuming various annual returns, net of expenses. The calculations in the table below are hypothetical and actual returns may be higher or lower than those appearing below.

Assumed Return on Our Portfolio(1)
(net of expenses)

	(10.0)%	(5.0)%	0.0%	5.0%	10.0%
Corresponding net return to common stockholder	(20.3)%	(11.6)%	(2.9)%	5.8%	14.5%

(1)	Assumes $458.7 million in total assets, $192.2 million in debt outstanding and $263.8 million in net assets as of March 31, 2014. Assumes an average cost of funds of 3.99% which includes the stated interest rate and the SBA annual charge. Actual interest payments may be different.

To the extent we borrow money to finance our investments, changes in interest rates will affect our cost of capital and net investment income.

To the extent we borrow money to finance our investments, our net investment income will depend, in part, upon the difference between the rate at which we borrow funds and the rate at which we invest those funds. As a result, we can offer no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income in the event we borrow money to finance our investments. In periods of rising interest rates, our cost of funds would increase, which could reduce our net investment income. We expect that our long-term fixed-rate investments will be financed primarily with equity and long-term debt. We may use interest rate risk management techniques in an effort to limit our exposure to interest rate fluctuations. Such techniques may include various interest rate hedging activities to the extent permitted by the 1940 Act. Our investment adviser does not have significant experience with utilizing these techniques and did not implement these techniques to any significant extent with our portfolio. If we do not implement these techniques properly, we could experience losses on our hedging positions, which could be material.

A disruption in the capital markets and the credit markets could impair our ability to raise capital and negatively affect our business.

As a BDC, we have to maintain our ability to raise additional capital for investment purposes. Without sufficient access to the capital markets or credit markets, we may be forced to curtail our business operations or we may not be able to pursue new business opportunities.

Since the middle of 2007, the capital markets and the credit markets have experienced periods of extreme volatility and disruption and, accordingly, there has been and may continue to be uncertainty in the financial markets in general. Continuing U.S. debt ceiling and budget deficit concerns, including automatic spending cuts stemming from sequestration, together with deteriorating sovereign debt conditions in Europe, have increased the possibility of additional credit-rating downgrades and economic slowdowns, or a recession in the United States. The impact of this or any further downgrades to the U.S. government’s sovereign credit rating or its perceived creditworthiness could adversely affect the U.S. and global financial markets and economic conditions. These developments, along with the European sovereign debt crisis, could cause interest rates and borrowing costs to rise, which may negatively impact our ability to access the debt markets on favorable terms. Continued adverse economic conditions could have a material adverse effect on our business, financial condition and results of operations. Any further disruptive conditions in the financial industry and the impact of new legislation in response to those conditions could restrict our business operations and could adversely impact our results of operations and financial condition.

If the fair value of our assets declines substantially, we may fail to maintain the asset coverage ratios imposed upon us by the 1940 Act. Any such failure would affect our ability to issue senior securities, including borrowings, and pay dividends, which could materially impair our business operations. Our liquidity could be impaired further by an inability to access the capital markets or to consummate new borrowing facilities to provide capital for normal operations, including new originations. In recent years, reflecting concern about the stability of the financial markets, many lenders and institutional investors have reduced or ceased providing funding to borrowers.

We have fully drawn on our SBA-guaranteed debentures and, absent changes to legislation or regulation, may not make borrowings in excess of their aggregate $192.2 million of SBA-guaranteed debentures outstanding as of March 31, 2014. If we are unable to secure additional debt financing on commercially reasonable terms, our liquidity could be reduced significantly. If we are unable to repay amounts outstanding under the Notes offered hereby or under any debt facilities we may obtain and are declared in default or are unable to renew or refinance these facilities, we may not be able to operate our business in the normal course. These situations may arise due to circumstances that we may be unable to control, such as lack of access to the credit markets, a severe decline in the value of the U.S. dollar, another economic downturn or an operational problem that affects third parties or us, and could materially damage our business.

You should also be aware that a rise in the general level of interest rates can be expected to lead to higher interest rates applicable to our debt investments. Accordingly, an increase in interest rates would make it easier for us to meet or exceed the incentive fee hurdle rate and may result in a substantial increase of the amount of incentive fees payable to our investment adviser with respect to our pre-incentive fee net investment income.

We may experience fluctuations in our quarterly and annual results.

We may experience fluctuations in our quarterly and annual operating results due to a number of factors, including our ability or inability to make investments in companies that meet our investment criteria, any sales, dispositions or liquidity events of our portfolio companies, the interest rate payable on the debt securities we acquire, the level of portfolio dividend and fee income, the level of our expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets and general economic conditions. Given that the portfolio is concentrated, distributions, dispositions or liquidity events affecting a portfolio company in which we own a significant position may adversely affect our net asset value and results of operations. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods.

Our Board of Directors may change our investment objective, operating policies and strategies without prior notice or stockholder approval, the effects of which may be adverse.

Our Board of Directors has the authority to modify or waive our investment objective, operating policies, investment criteria and strategies without prior notice and without stockholder approval. We cannot predict the effect any changes to our current operating policies, investment criteria and strategies would have on our business, net asset value, operating results and value of our stock. However, the effects might be adverse, which could negatively impact our ability to make distributions and cause you to lose all or part of your investment.

We will be subject to corporate-level U.S. federal income tax if we are unable to qualify or maintain our qualification as a RIC under the Code.

Although we intend to elect to be treated as a RIC beginning with our taxable year ended August 31, 2014, no assurance can be given that we will be able to qualify for and maintain our qualification as a RIC under the Code. To obtain and maintain our qualification as a RIC under the Code, we must meet the following source-of-asset diversification, and distribution requirements.

The income source requirement will be satisfied if we obtain at least 90% of our income for each year from dividends, interest, gains from the sale of stock or securities or similar sources. The asset diversification requirement will be satisfied if we meet certain asset diversification requirements at the end of each quarter of our taxable year. Failure to meet those requirements may result in our having to dispose of certain investments quickly in order to prevent the loss of our qualification as a RIC under the Code. Because most of our investments will be in private companies, and therefore will be relatively illiquid, any such dispositions could be made at disadvantageous prices and could result in substantial losses.

The annual distribution requirement for a RIC will be satisfied if we distribute to our stockholders on an annual basis at least 90% of our net ordinary income and net short-term capital gains in excess of our net long-term capital losses, if any. Because we may use debt financing, we are subject to certain asset coverage ratio requirements under the 1940 Act, as well as future financial covenants under loan and credit agreements that could, under certain circumstances, restrict us from making distributions necessary to satisfy the distribution requirement. If we are unable to obtain cash from other sources, we could fail to qualify as a RIC under the Code.

If we fail to qualify as a RIC under the Code for any reason and remain or become subject to corporate-level U.S. federal income tax on all of our income, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution or reinvestment and the amount of our distributions.

We may not be able to pay our stockholders distributions, our distributions may not grow over time and a portion of our distributions may be a return of capital.

We intend to pay distributions to our stockholders out of assets legally available for distribution. We cannot assure you that we will achieve investment results that will allow us to make a specified level of cash distributions or year-to-year increases in cash distributions. Our ability to pay distributions might be adversely affected by, among other things, the impact of one or more of the risk factors described herein. In addition, the inability to satisfy the asset coverage test applicable to us as a BDC can limit our ability to pay distributions. All distributions will be paid at the discretion of our Board of Directors and will depend on our earnings, our financial condition, maintenance of our RIC status, compliance with applicable BDC regulations and such other factors as our Board of Directors may deem relevant from time to time. We cannot assure you that we will pay distributions to our stockholders in the future. In the event we liquidate or dispose of a significant equity position in our portfolio, we may distribute a special dividend relating to the realized capital gains from such investment in order to minimize to the greatest extent possible our U.S. federal income or excise tax liability.

When we make distributions, we will be required to determine the extent to which such distributions are paid out of current or accumulated earnings and profits. Distributions in excess of current and accumulated earnings and profits will be treated as a non-taxable return of capital, which is a return of a portion of a shareholder’s original investment in our common stock, to the extent of an investor’s basis in our stock and, assuming that an investor holds our stock as a capital asset, thereafter as a capital gain. Generally, a non-taxable return of capital will reduce an investor’s basis in our stock for U.S. federal income tax purposes, which will result in higher tax liability when the stock is sold.

We may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income.

For U.S. federal income tax purposes, we include in our taxable income certain amounts that we have not yet received in cash, such as PIK interest or original issue discount, which may arise if we receive warrants in connection with the origination of a loan or possibly in other circumstances. Such original issue discount or increases in loan balances as a result of contractual PIK arrangements are included in our taxable income before we receive any corresponding cash payments. We also may be required to include in our taxable income certain other amounts that we will not receive in cash.

Since, in certain cases, we may recognize taxable income before or without receiving corresponding cash payments, we may have difficulty meeting the annual distribution requirement necessary to maintain our qualification as a RIC under the Code. Accordingly, to satisfy our RIC distribution requirements, we may have to sell some of our investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities. If we are not able to obtain cash from other sources, we may fail to qualify as a RIC and thus become subject to corporate-level U.S. Federal income tax, please see “Material U.S. Federal Income Tax Considerations — Taxation as a Regulated Investment Company.”

Our investment adviser is not obligated to reimburse us for any part of the incentive fee it receives that is based on accrued income that we never receive.

Part of the incentive fee payable by us to our investment adviser that relates to our net investment income is computed and paid on income that may include interest that has been accrued but not yet received in cash, such as market discount, debt instruments with PIK interest, preferred stock with PIK dividends and zero coupon securities. If a portfolio company defaults on a loan that is structured to provide accrued interest, it is possible that accrued interest previously used in the calculation of the incentive fee will become uncollectible. Our investment adviser will not be under any obligation to reimburse us for any part of the incentive fee it received that was based on accrued income that we never receive as a result of a default by an entity on the obligation that resulted in the accrual of such income.

We may in the future choose to pay dividends in our own stock, in which case our stockholders may be required to pay tax in excess of the cash you receive.

We may distribute taxable dividends that are payable in part in our stock. In accordance with certain applicable Treasury regulations and private letter rulings issued by the Internal Revenue Service (“IRS”), a RIC may treat a distribution of its own stock as fulfilling the RIC distribution requirements if each stockholder may elect to receive his or her entire distribution in either cash or stock of the RIC, subject to a limitation that the aggregate amount of cash to be distributed to all stockholders must be at least 20% of the aggregate declared distribution. If too many stockholders elect to receive cash, each stockholder electing to receive cash must receive a pro rata amount of cash (with the balance of the distribution paid in stock). In no event will any stockholder, electing to receive cash, receive less than 20% of his or her entire distribution in cash. If these and certain other requirements are met, for U.S. federal income tax purposes, the amount of the dividend paid in stock will be equal to the amount of cash that could have been received instead of stock. Taxable stockholders receiving such dividends (whether received in cash, our stock, or combination thereof) will be required to include the full amount of the dividend as ordinary income (or as long-term capital gain to the extent such distribution is properly reported as a capital gain dividend) to the extent of our current and accumulated earnings and profits for U.S. federal income tax purposes. As a result, a U.S. stockholder may be required to pay tax with respect to such dividends in excess of any cash received. If a U.S. stockholder sells the stock it receives as a dividend in order to pay this tax, the sales proceeds may be less than the amount included in income with respect to the dividend, depending on the market price of our stock at the time of the sale. Furthermore, with respect to non-U.S. stockholders, we may be required to withhold U.S. tax with respect to such dividends, including in respect of all or a portion of such dividend that is payable in stock. In addition, if a significant number of our stockholders determine to sell shares of our stock in order to pay taxes owed on dividends, it may put downward pressure on the trading price of our stock.

If we fail to maintain an effective system of internal control over financial reporting, we may not be able to accurately report our financial results or prevent fraud. As a result, stockholders and noteholders could lose confidence in our financial and other public reporting, which would harm our business.

Effective internal controls over financial reporting are necessary for us to provide reliable financial reports and, together with adequate disclosure controls and procedures, are designed to prevent fraud. Any failure to implement required new or improved controls, or difficulties encountered in their implementation could cause us to fail to meet our reporting obligations. In addition, any testing by us conducted in connection with Section 404 of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”), or the subsequent testing by our independent registered public accounting firm (when undertaken, as noted below), may reveal deficiencies in our internal controls over financial reporting that are deemed to be material weaknesses or that may require prospective or retroactive changes to our consolidated financial statements or identify other areas for further attention or improvement. Inferior internal controls could also cause investors to lose confidence in our reported financial information, which could have a negative effect on our business.

We are required to disclose changes made in our internal control and procedures on a quarterly basis and our management is required to assess the effectiveness of these controls annually. However, for as long as we are an “emerging growth company” under the JOBS Act, our independent registered public accounting firm will not be required to attest to the effectiveness of our internal control over financial reporting pursuant to Section 404 of the Sarbanes-Oxley Act. We could be an “emerging growth company” for up to five years. An independent assessment of the effectiveness of our internal controls could detect problems that our management’s assessment might not. Undetected material weaknesses in our internal controls could lead to financial statement restatements and require us to incur the expense of remediation. As a public company, may incur significant additional expenses in the near term, which may negatively impact our financial performance and our ability to make distributions to our stockholders. This process also will result in a diversion of management’s time and attention. We cannot be certain as to the timing of completion of any evaluation, testing and remediation actions or the impact of the same on our operations, and we may not be able to ensure that the process is effective or that our internal controls over financial reporting are or will be effective in a timely manner. In the event that we are unable to maintain or achieve compliance with Section 404 of the Sarbanes-Oxley Act and related rules, the market price of our common stock may be adversely affected.

Pending legislation may allow us to incur additional leverage.

Under the 1940 Act, a BDC generally will not be permitted to incur indebtedness unless immediately after such borrowing the BDC has an asset coverage for total borrowings of at least 200% (i.e., the amount of debt may not exceed 50% of the value of total assets). Legislation introduced in the U.S. House of Representatives in 2012, if passed, would modify this section of the 1940 Act and increase the amount of debt that BDCs may incur by modifying the percentage from 200% to 150%. In addition, recent legislation introduced in the U.S. Senate would modify SBA regulations in a manner that may permit us to incur additional SBA guaranteed-indebtness. As a result, we may be able to incur additional indebtedness in the future, and therefore your risk of an investment in us may increase.

Changes in laws or regulations governing our operations may adversely affect our business or cause us to alter our business strategy.

We and our portfolio companies will be subject to applicable local, state and federal laws and regulations. New legislation may be enacted or new interpretations, rulings or regulations could be adopted, including those governing the types of investments we are permitted to make, any of which could harm us and our stockholders, potentially with retroactive effect. Additionally, any changes to the laws and regulations governing our operations relating to permitted investments may cause us to alter our investment strategy in order to avail ourselves of new or different opportunities. Such changes could result in material differences to the strategies and plans set forth herein and may result in our investment focus shifting from the areas of expertise of our investment adviser’s investment team to other types of investments in which the investment team may have less expertise or little or no experience. Thus, any such changes, if they occur, could have a material adverse effect on our results of operations and the value of your investment. In addition, any change to the SBA’s current Debenture SBIC program could have a significant impact on our ability to obtain lower-cost financing and, therefore, our competitive advantage over other finance companies.

Over the last several years, there has been an increase in regulatory attention to the extension of credit outside of the traditional banking sector, raising the possibility that some portion of the non-bank financial sector will be subject to new regulation. While it cannot be known at this time whether these regulations will be implemented or what form they will take, increased regulation of non-bank credit extension could negatively impact our operations, cash flows or financial condition, impose additional costs on us, intensify the regulatory supervision of us or otherwise adversely affect our business.

Two of our wholly owned subsidiaries are licensed by the U.S. Small Business Administration, and as a result, we are subject to SBA regulations.

Fund II and Fund III, which became our wholly owned subsidiaries after the completion of the Formation Transactions, are licensed to act as SBICs and are regulated by the SBA. As of March 31, 2014, Fund II and Fund III portfolio companies accounted for most of our aggregate portfolio. The SBIC licenses allow our SBIC subsidiaries to borrow funds by issuing SBA-guaranteed debentures, subject to the issuance of a capital commitment by the SBA and other customary procedures. The SBA regulations require, among other things, that a licensed SBIC be examined periodically and audited by an independent auditor to determine the SBIC’s compliance with the relevant SBA regulations.

Under current SBA regulations, a licensed SBIC may provide capital to those entities that have a tangible net worth not exceeding $18.0 million and an average annual net income after U.S. federal income taxes not exceeding $6.0 million for the two most recent fiscal years. In addition, a licensed SBIC must devote 25.0% of its investment activity to those entities that have a tangible net worth not exceeding $6.0 million and an average annual net income after U.S. federal income taxes not exceeding $2.0 million for the two most recent fiscal years. The SBA regulations also provide alternative size standard criteria to determine eligibility, which depend on the industry in which the business is engaged and are based on factors such as the number of employees and gross sales. The SBA regulations permit licensed SBICs to make long term loans to small businesses, invest in the equity securities of such businesses and provide them with consulting and advisory services. The SBA also places certain limitations on the financing terms of investments by SBICs in portfolio companies and prohibits SBICs from providing funds for certain purposes or to businesses in a few prohibited industries. Compliance with SBA requirements may cause a Legacy Fund to forego attractive investment opportunities that are not permitted under SBA regulations.

The SBA also prohibits, without prior SBA approval, a “change of control” of an SBIC or transfers that would result in any person (or a group of persons acting in concert) owning 10.0% or more of a class of capital stock of a licensed SBIC. If Fund II or Fund III fails to comply with applicable SBA regulations, the SBA could, depending on the severity of the violation, limit or prohibit such Fund’s use of debentures, declare outstanding debentures immediately due and payable, and/or limit such Fund from making new investments. Such actions by the SBA would, in turn, negatively affect us because Fund II and Fund III are our wholly owned subsidiaries. Each of Fund II and Fund III was in compliance with the terms of the SBA’s leverage requirements as of March 31, 2014 as a result of having sufficient capital as defined under the SBA regulations. See “Regulation as a Business Development Company — Small Business Investment Company Regulations.”

Our wholly owned SBIC subsidiaries may be unable to make distributions to us that will enable us to meet or maintain RIC status, which could result in the imposition of a corporate-level tax.

In order for us to continue to qualify for as a RIC under the Code and to minimize corporate-level U.S. federal income taxes, we will be required to distribute substantially all of our net ordinary income and net capital gain income, including income from certain of our subsidiaries, which includes the income from our SBIC subsidiaries. We will be partially dependent on our SBIC subsidiaries for cash distributions to enable us to meet the RIC distribution requirements. Our SBIC subsidiaries may be limited by the Small Business Investment Act of 1958, and SBA regulations governing SBICs, from making certain distributions to us that may be necessary to maintain our status as a RIC. We may have to request a waiver of the SBA’s restrictions for our SBIC subsidiaries to make certain distributions to maintain our RIC status. We cannot assure you that the SBA will grant such waiver and if our SBIC subsidiaries are unable to obtain a waiver, compliance with the SBA regulations may result in loss of RIC status and a consequent imposition of a corporate-level U.S. federal income tax on all of our income.

Our business is subject to increasingly complex corporate governance, public disclosure and accounting requirements that are costly and could adversely affect our business and financial results.

As a publicly traded company, we incur legal, accounting and other expenses, including costs associated with the periodic reporting requirements applicable to a company whose securities are registered under the Exchange Act, as well as additional corporate governance requirements, including requirements under the Sarbanes-Oxley Act, and other rules implemented by the SEC. Also, we are subject to changing rules and regulations of federal and state government as well as the stock exchange on which our common stock is listed. These entities, including the Public Company Accounting Oversight Board, the SEC and the NASDAQ Global Select Market, have issued a significant number of new and increasingly complex requirements and regulations over the last several years and continue to develop additional regulations and requirements in response to laws enacted by Congress. For example, on July 21, 2010, the Dodd-Frank Wall Street Reform and Protection Act, or the Dodd-Frank Act, was enacted. There are significant corporate governance and executive compensation-related provisions in the Dodd-Frank Act that require the SEC to adopt additional rules and regulations in these areas such as “say on pay” and proxy access. Our efforts to comply with these requirements may result in an increase in expenses and a diversion of management’s time from other business activities.

Although passage of the Dodd-Frank Act has resulted in extensive rulemaking and regulatory changes that affect us and the financial industry as a whole, many of its provisions remain subject to extended implementation periods and delayed effective dates and will require extensive rulemaking by regulatory authorities. While the full impact of the Dodd-Frank Act on us and our portfolio companies may not be known for an extended period of time, the Dodd-Frank Act, including future rules implementing its provisions and the interpretation of those rules, along with other legislative and regulatory proposals directed at the financial services industry or affecting taxation that are proposed or pending in the U.S. Congress, may negatively impact the operations, cash flows or financial condition of us or our portfolio companies, impose additional costs on us or our portfolio companies, intensify the regulatory supervision of us or our portfolio companies or otherwise adversely affect our business or the business of our portfolio companies.

We received an exemptive order from the SEC exempting us from certain provisions of the 1940 Act and the Exchange Act.

On June 10, 2014, we received an exemptive order from the SEC exempting us, Fund II and Fund III from certain provisions of the 1940 Act (including an exemptive order granting relief from the asset coverage requirements for certain indebtedness issued by Fund II and Fund III as SBICs) and from certain reporting requirements mandated by the Exchange Act with respect to Fund II and Fund III. We intend to comply with the conditions of the order. As a result, we will generally be permitted to incur a greater amount of leverage relative to our total assets and net asset value.

We are highly dependent on information systems and systems failures could significantly disrupt our business, which may, in turn, negatively affect the market price of our common stock and our ability to make distributions to our stockholders.

Our business is highly dependent on the communications and information systems of Capitala Investment Advisors. Certain of these systems are provided to Capitala Investment Advisors by third-party service providers. Any failure or interruption of such systems, including as a result of the termination of an agreement with any such third-party service provider, could cause delays or other problems in our activities. This, in turn, could have a material adverse effect on our operating results.

Terrorist attacks, acts of war or natural disasters may affect the market for our common stock, impact the businesses in which we invest and harm our business, operating results and financial condition.

Terrorist acts, acts of war or natural disasters may disrupt our operations, as well as the operations of the businesses in which we invest. Such acts have created, and continue to create, economic and political uncertainties and have contributed to global economic instability. Future terrorist activities, military or security operations, or natural disasters could further weaken the domestic/global economies and create additional uncertainties, which may negatively impact the businesses in which we invest directly or indirectly and, in turn, could have a material adverse impact on our business, operating results and financial condition. Losses from terrorist attacks and natural disasters are generally uninsurable.

A failure or the perceived risk of a failure to raise the statutory debt limit of the United States could have a material adverse effect on our business, financial condition and results of operations.

In the future, the United States federal government may not be able to meet its debt payments unless the federal debt ceiling is raised. If legislation increasing the debt ceiling is not enacted, as needed, and the debt ceiling is reached, the federal government may stop or delay making payments on its obligations. A failure by Congress to raise the debt limit would increase the risk of default by the United States on its obligations, as well as the risk of other economic dislocations.

If the U.S. government fails to complete its budget process or to provide for a continuing resolution before the expiration of the current continuing resolution, a federal government shutdown may result. Such a failure or the perceived risk of such a failure, consequently, could have a material adverse effect on the financial markets and economic conditions in the United States and throughout the world. It could also limit our ability and the ability of our portfolio companies to obtain financing, and it could have a material adverse effect on the valuation of our portfolio companies. Consequently, the continued uncertainty in the general economic environment, including the October 2013 government shutdown, as well in specific economies of several individual geographic markets in which our portfolio companies operate, could adversely affect our business, financial condition and results of operations.

To the extent original issue discount and PIK interest constitute a portion of our income, we will be exposed to typical risks associated with such income being required to be included in taxable and accounting income prior to receipt of cash representing such income.

Our investments may include original issue discount, or original issue discount (“OID”), instruments and contractual PIK, interest, which represents contractual interest added to a loan balance and due at the end of such loan’s term. To the extent OID or PIK interest constitute a portion of our income, we are exposed to typical risks associated with such income being required to be included in taxable and accounting income prior to receipt of cash, including the following:

•	OID instruments may have higher yields, which reflect the payment deferral and credit risk associated with these instruments;
•	OID accruals may create uncertainty about the source of our distributions to stockholders;
•	OID and PIK instruments may have unreliable valuations because their continuing accruals require continuing judgments about the collectability of the deferred payments and the value of the collateral; and
•	OID and PIK instruments may represent a higher credit risk than coupon loans.

If we cannot obtain additional capital because of either regulatory or market price constraints, we could be forced to curtail or cease our new lending and investment activities, our net asset value could decrease and our level of distributions and liquidity could be affected adversely.

Our ability to secure additional financing and satisfy our financial obligations under indebtedness outstanding from time to time will depend upon our future operating performance, which is subject to the prevailing general economic and credit market conditions, including interest rate levels and the availability of credit generally, and financial, business and other factors, many of which are beyond our control. The prolonged continuation or worsening of current economic and capital market conditions could have a material adverse effect on our ability to secure financing on favorable terms, if at all.

If we are unable to obtain additional debt capital, then our equity investors will not benefit from the potential for increased returns on equity resulting from leverage to the extent that our investment strategy is successful and we may be limited in our ability to make new commitments or fundings to our portfolio companies.

Uncertainty about the financial stability of the United States and of several countries in the European Union (EU) could have a significant adverse effect on our business, results of operations and financial condition.

Due to federal budget deficit concerns, S&P downgraded the federal government’s credit rating from AAA to AA+ for the first time in history on August 5, 2011. Further, Moody’s and Fitch have warned that they may downgrade the federal government’s credit rating. Further downgrades or warnings by S&P or other rating agencies, and the government’s credit and deficit concerns in general, could cause interest rates and borrowing costs to rise, which may negatively impact both the perception of credit risk associated with our debt portfolio and our ability to access the debt markets on favorable terms. In addition, a decreased credit rating could create broader financial turmoil and uncertainty, which may weigh heavily on our financial performance and the value of our common stock.

In 2010, a financial crisis emerged in Europe, triggered by high budget deficits and rising direct and contingent sovereign debt in Greece, Ireland, Italy, Portugal and Spain, which created concerns about the ability of these nations to continue to service their sovereign debt obligations. Risks and ongoing concerns resulting from the debt crisis in Europe could have a detrimental impact on the global economic recovery, sovereign and non-sovereign debt in these countries and the financial condition of European financial institutions. Market and economic disruptions have affected, and may continue to affect, consumer confidence levels and spending, personal bankruptcy rates, levels of incurrence and default on consumer debt and home prices, among other factors. We cannot assure you that the market disruptions in Europe, including the increased cost of funding for certain governments and financial institutions, will not spread, and we cannot assure you that future assistance packages will be available, or if available, sufficient to stabilize the affected countries and markets in Europe or elsewhere. To the extent uncertainty regarding any economic recovery in Europe continues to negatively impact consumer confidence and consumer credit factors, our business and results of operations could be significantly and adversely affected.

On December 18, 2013, the U.S. Federal Reserve announced that it would scale back its bond-buying program, or quantitative easing, which is designed to stimulate the economy and expand the Federal Reserve’s holdings of long-term securities until key economic indicators, such as the unemployment rate, show signs of improvement. The Federal Reserve signaled it would reduce its purchases of long-term Treasury bonds and would scale back on its purchases of mortgage-backed securities. It is unclear what effect, if any, the incremental reduction in the rate of the Federal Reserve’s monthly purchases will have on the value of our investments. However, it is possible that absent continued quantitative easing by the Federal Reserve, these developments, along with the European sovereign debt crisis, could cause interest rates and borrowing costs to rise, which may negatively impact our ability to access the debt markets on favorable terms.

We are an “emerging growth company” under the JOBS Act, and we cannot be certain if the reduced disclosure requirements applicable to emerging growth companies will make our securities less attractive to investors.

We are and we will remain an “emerging growth company” as defined in the JOBS Act until the earlier of (a) the last day of the fiscal year (i) following the fifth anniversary of the completion of this offering, (ii) in which we have total annual gross revenue of at least $1.0 billion, or (iii) in which we are deemed to be a large accelerated filer, which means the market value of our common stock that is held by non-affiliates exceeds $700 million as of the end of the previous second fiscal quarter, and (b) the date on which we have issued more than $1.0 billion in non-convertible debt during the prior three-year period. For so long as we remain an “emerging growth company” we may take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not “emerging growth companies” including, but not limited to, not being required to comply with the auditor attestation requirements of Section 404 of the Sarbanes-Oxley Act. We cannot predict if investors will find our securities less attractive because we will rely on some or all of these exemptions. If some investors find our securities less attractive as a result, there may be a less active and more volatile trading market for our securities.

In addition, Section 107 of the JOBS Act also provides that an “emerging growth company” may take advantage of the extended transition period provided in Section 7(a)(2)(B) of the Securities Act for complying with new or revised accounting standards. In other words, an “emerging growth company” can delay the adoption of certain accounting standards until those standards would otherwise apply to private companies. We have chosen to take advantage of the extended transition period for complying with new or revised accounting standards, which may make it more difficult for investors and securities analysts to evaluate us since our financial statements may not be comparable to companies that comply with public company effective dates and may result in less investor confidence.

Our Board of Directors is authorized to reclassify any unissued shares of common stock into one or more classes of preferred stock, which could convey special rights and privileges to its owners.

Under Maryland General Corporation Law and our charter, our Board of Directors is authorized to classify and reclassify any authorized but unissued shares of stock into one or more classes of stock, including preferred stock. Prior to issuance of shares of each class or series, our Board of Directors will be required by Maryland law and our charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, our Board of Directors could authorize the issuance of shares of preferred stock with terms and conditions that could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest. The cost of any such reclassification would be borne by our common stockholders. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. For example, holders of preferred stock would vote separately from the holders of common stock on a proposal to cease operations as a BDC. In addition, the 1940 Act provides that holders of preferred stock are entitled to vote separately from holders of common stock to elect two preferred stock directors. We currently have no plans to issue preferred stock. The issuance of preferred shares convertible into shares of common stock may also reduce the net income and net asset value per share of our common stock upon conversion, provided, that we will only be permitted to issue such convertible preferred stock to the extent we comply with the requirements of Section 61 of the 1940 Act, including obtaining common stockholder approval. These effects, among others, could have an adverse effect on your investment in our common stock.

Provisions of the Maryland General Corporation Law and of our charter and bylaws could deter takeover attempts and have an adverse impact on the price of our common stock.

The Maryland General Corporation Law and our charter and bylaws contain provisions that may discourage, delay or make more difficult a change in control of Capitala Finance or the removal of our directors. We are subject to the Maryland Business Combination Act, subject to any applicable requirements of the 1940 Act. Our Board of Directors has adopted a resolution exempting from the Business Combination Act any business combination between us and any other person, subject to prior approval of such business combination by our board, including approval by a majority of our independent directors. If the resolution exempting business combinations is repealed or our board does not approve a business combination, the Business Combination Act may discourage third parties from trying to acquire control of us and increase the difficulty of consummating such an offer. Our bylaws exempt from the Maryland Control Share Acquisition Act acquisitions of our stock by any person. If we amend our bylaws to repeal the exemption from the Control Share Acquisition Act, the Control Share Acquisition Act also may make it more difficult for a third-party to obtain control of us and increase the difficulty of consummating such a transaction. It is the position of the staff of the SEC’s Division of Investment Management that if a BDC fails to opt-out of the Maryland Control Share Acquisition Act, it acts in a manner inconsistent with Section 18(i) of the 1940 Act.

We have also adopted measures that may make it difficult for a third-party to obtain control of us, including provisions of our charter classifying our Board of Directors in three classes serving staggered three-year terms, and authorizing our Board of Directors to classify or reclassify shares of our stock in one or more classes or series, to cause the issuance of additional shares of our stock, to amend our charter without stockholder approval and to increase or decrease the number of shares of stock that we have authority to issue. These provisions, as well as other provisions of our charter and bylaws, may delay, defer or prevent a transaction or a change in control that might otherwise be in the best interests of our stockholders.

The foregoing provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our Board of Directors. However, these provisions may deprive a shareholder of the opportunity to sell such shareholder’s shares at a premium to a potential acquirer. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms. Our Board of Directors has considered both the positive and negative effects of the foregoing provisions and determined that they are in the best interest of our shareholders. See “Description of Our Capital Stock — Certain Provisions of the Maryland General Corporation Law and Our Charter and Bylaws.”

Risks Related to Our Investments

Our investments are very risky and highly speculative.

We invest primarily in senior secured term loans, mezzanine debt and select equity investments issued by leveraged companies.

Senior Secured Loans.  There is a risk that the collateral securing our loans may decrease in value over time, may be difficult to sell in a timely manner, may be difficult to appraise and may fluctuate in value based upon the success of the business and market conditions, including as a result of the inability of the portfolio company to raise additional capital, and, in some circumstances, our lien could be subordinated to claims of other creditors. In addition, deterioration in a portfolio company’s financial condition and prospects, including its inability to raise additional capital, may be accompanied by deterioration in the value of the collateral for the loan. Consequently, the fact that a loan is secured does not guarantee that we will receive principal and interest payments according to the loan’s terms, or at all, or that we will be able to collect on the loan should we be forced to enforce our remedies.

Mezzanine Loans.  Our mezzanine debt investments are generally subordinated to senior loans and may be unsecured. As such, other creditors may rank senior to us in the event of an insolvency, which could likely in many cases result in a substantial or complete loss on such investment in the case of such insolvency. This may result in an above average amount of risk and loss of principal.

Equity Investments.  When we invest in senior secured loans or mezzanine loans, we may acquire equity securities as well. In addition, we may invest directly in the equity securities of portfolio companies. The equity interests we receive may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience. The portfolio currently has several significant equity positions. Distributions, dispositions, or liquidity events of these investments may affect our results of operations and cause us to have to pay a special dividend relating to the realized gains from such investment in order to minimize to the greatest extent possible our federal income or excise tax liability.

In addition, investing in smaller and lower middle-market companies involves a number of significant risks, including:

•	these companies may have limited financial resources and may be unable to meet their obligations under their debt securities that we hold, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of us realizing any guarantees we may have obtained in connection with our investment;
•	they typically have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions and market conditions, as well as general economic downturns;
•	they are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on our portfolio company and, in turn, on us;
•	they generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position;
•	they may have difficulty accessing the capital markets to meet future capital needs, which may limit their ability to grow or to repay their outstanding indebtedness upon maturity; and
•	our executive officers, directors and our investment adviser may, in the ordinary course of business, be named as defendants in litigation arising from our investments in the portfolio companies.

An investment strategy focused primarily on smaller privately held companies involves a high degree of risk and presents certain challenges, including the lack of available information about these companies, a dependence on the talents and efforts of only a few key portfolio company personnel and a greater vulnerability to economic downturns.

Our portfolio consists primarily of debt and equity investments in smaller privately owned venture capital-backed companies. Investing in venture capital-backed companies involves a number of significant risks. Typically, the debt in which we will invest is not initially rated by any rating agency; however, we believe that if such investments were rated, they would be rated below investment grade. Below investment grade securities, which are often referred to as “high yield” or “junk,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. Compared to larger publicly owned companies, these venture capital-backed companies may be in a weaker financial position and experience wider variations in their operating results, which may make them more vulnerable to economic downturns. Typically, these companies need more capital to compete; however, their access to capital is limited and their cost of capital is often higher than that of their competitors. Our portfolio companies often face intense competition from larger companies with greater financial, technical and marketing resources and their success typically depends on the managerial talents and efforts of an individual or a small group of persons. Therefore, any loss of its key employees could affect a portfolio company’s ability to compete effectively and harm its financial condition. Further, some of these companies conduct business in regulated industries that are susceptible to regulatory changes. These factors could impair the cash flow of our portfolio companies and result in other events, such as bankruptcy. These events could limit a portfolio company’s ability to repay its obligations to us, which may have an adverse effect on the return on, or the recovery of, our investment in these businesses. Deterioration in a borrower’s financial condition and prospects may be accompanied by deterioration in the value of the loan’s collateral.

Generally, little public information exists about these companies, and we are required to rely on the ability of our investment adviser’s investment team to obtain adequate information to evaluate the potential returns from investing in these companies. If we are unable to uncover all material information about these companies, we may not make a fully informed investment decision, and we may lose money on our investments. Also, privately held companies frequently have less diverse product lines and smaller market presence than larger competitors. These factors could adversely affect our investment returns as compared to companies investing primarily in the securities of public companies.

Many of our loans are not fully amortizing and if a borrower cannot repay or refinance such loans at maturity, our results will suffer.

Most of the loans in which we invest are not structured to fully amortize during their lifetime. Accordingly, a significant portion of the principal amount of such a loan may be due at maturity. As of March 31, 2014, each debt instrument in our portfolio, on a fair value basis, will not fully amortize prior to maturity. In order to create liquidity to pay the final principal payment, borrowers typically must raise additional capital. If they are unable to raise sufficient funds to repay us or we have not elected to enter into a new loan agreement providing for an extended maturity, the loan will go into default, which will require us to foreclose on the borrower’s assets, even if the loan was otherwise performing prior to maturity. This will deprive Capitala Finance from immediately obtaining full recovery on the loan and prevent or delay the reinvestment of the loan proceeds in other, more profitable investments.

Our investments in leveraged portfolio companies may be risky, and you could lose all or part of your investment.

Investment in leveraged companies involves a number of significant risks. Leveraged companies in which we invest may have limited financial resources and may be unable to meet their obligations under their loans and debt securities that we hold. Such developments may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of our realizing any guarantees that we may have obtained in connection with our investment. Smaller leveraged companies also may have less predictable operating results and may require substantial additional capital to support their operations, finance their expansion or maintain their competitive position.

Our portfolio companies may incur debt that ranks equally with, or senior to, our investments in such companies.

Our portfolio companies may have, or may be permitted to incur, other debt that ranks equally with, or in some cases senior to, the debt in which we invest. By their terms, such debt instruments may entitle the holders to receive payment of interest or principal on or before the dates on which we are entitled to receive payments with respect to the debt instruments in which we invest. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of debt instruments ranking senior to our investment in that portfolio company would typically be entitled to receive payment in full before we receive any distribution. After repaying such senior creditors, such portfolio company may not have sufficient remaining assets to repay its obligation to us. In the case of debt ranking equally with debt instruments in which we invest, we would have to share on an equal basis any distributions with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company.

Second priority liens on collateral securing loans that we make to our portfolio companies may be subject to control by senior creditors with first priority liens. If there is a default, the value of the collateral may not be sufficient to repay in full both the first priority creditors and us.

Certain loans that we make are secured by a second priority security interest in the same collateral pledged by a portfolio company to secure senior debt owed by the portfolio company to commercial banks or other traditional lenders. Often the senior lender has procured covenants from the portfolio company prohibiting the incurrence of additional secured debt without the senior lender’s consent. Prior to and as a condition of permitting the portfolio company to borrow money from us secured by the same collateral pledged to the senior lender, the senior lender may require assurances that it will control the disposition of any collateral in the event of bankruptcy or other default. In many such cases, the senior lender requires us to enter into an “intercreditor agreement” prior to permitting the portfolio company to borrow from us. Typically the intercreditor agreements we are requested to execute expressly subordinate our debt instruments to those held by the senior lender and further provide that the senior lender shall control: (i) the commencement of foreclosure or other proceedings to liquidate and collect on the collateral; (ii) the nature, timing and conduct of foreclosure or other collection proceedings; (iii) the amendment of any collateral document; (iv) the release of the security interests in respect of any collateral; and (v) the waiver of defaults under any security agreement. Because of the control we may cede to senior lenders under intercreditor agreements we may enter, we may be unable to realize the proceeds of any collateral securing some of our loans.

If we make subordinated investments, the obligors or the portfolio companies may not generate sufficient cash flow to service their debt obligations to us.

We have made, and may make, subordinated investments that rank below other obligations of the obligor in right of payment. Subordinated investments are subject to greater risk of default than senior obligations as a result of adverse changes in the financial condition of the obligor or economic conditions in general. If we make a subordinated investment in a portfolio company, the portfolio company may be highly leveraged, and its relatively high debt-to-equity ratio may create increased risks that its operations might not generate sufficient cash flow to service all of its debt obligations.

The disposition of our investments may result in contingent liabilities.

Substantially all of our investments involve loans and private securities. In connection with the disposition of an investment in loans and private securities, we may be required to make representations about the business and financial affairs of the portfolio company typical of those made in connection with the sale of a business. We may also be required to indemnify the purchasers of such investment to the extent that any such representations turn out to be inaccurate or with respect to potential liabilities. These arrangements may result in contingent liabilities that ultimately result in funding obligations that we must satisfy through our return of distributions previously made to us.

There may be circumstances where our debt investments could be subordinated to claims of other creditors or we could be subject to lender liability claims.

Even though we may have structured most of our investments as secured loans, if one of our portfolio companies were to go bankrupt, depending on the facts and circumstances, and based upon principles of equitable subordination as defined by existing case law, a bankruptcy court could subordinate all or a portion of our claim to that of other creditors and transfer any lien securing such subordinated claim to the bankruptcy estate. The principles of equitable subordination defined by case law have generally indicated that a claim may be subordinated only if its holder is guilty of misconduct or where the senior loan is re-characterized as an equity investment and the senior lender has actually provided significant managerial assistance to the bankrupt debtor. We may also be subject to lender liability claims for actions taken by us with respect to a borrower’s business or instances where we exercise control over the borrower. It is possible that we could become subject to a lender’s liability claim, including as a result of actions taken in rendering significant managerial assistance or actions to compel and collect payments from the borrower outside the ordinary course of business. Such risk of equitable subordination may be potentially heightened with respect to various portfolio investments that we may be deemed to control. See also “— Because we expect that we will not hold controlling equity interests in most of our portfolio companies, we may not be in a position to exercise control over our portfolio companies or to prevent decisions by management of our portfolio companies that could decrease the value of our investments.”

Economic recessions could impair our portfolio companies and harm our operating results.

Certain of our portfolio companies may be susceptible to an economic downturn and may be unable to repay our loans during this period. Therefore, assets may become non-performing and the value of our portfolio may decrease during this period. The adverse economic conditions also may decrease the value of collateral securing some of our loans and the value of our equity investments. A recession could lead to financial losses in our portfolio and a decrease in our revenues, net income and the value of our assets.

Adverse economic conditions also may decrease the value of collateral securing some of our loans and the value of our equity investments at fair value. Unfavorable economic conditions also could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. These events could prevent us from increasing investments and harm our operating results.

A portfolio company’s failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, acceleration of the time when the loans are due and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize the portfolio company’s ability to meet its obligations under the debt that we hold. We may incur additional expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting portfolio company. In addition, if one of our portfolio companies were to go bankrupt, depending on the facts and circumstances, including the extent to which we actually provided significant managerial assistance to that portfolio company, a bankruptcy court might re-characterize our debt holdings and subordinate all or a portion of our claim to that of other creditors.

These portfolio companies may face intense competition, including competition from companies with greater financial resources, more extensive research and development, manufacturing, marketing and service capabilities and greater number of qualified and experienced managerial and technical personnel. They may need additional financing which they are unable to secure and which we are unable or unwilling to provide, or they may be subject to adverse developments unrelated to the technologies they acquire.

The lack of liquidity in our investments may adversely affect our business.

We generally invest in companies whose securities are not publicly traded, and whose securities will be subject to legal and other restrictions on resale or will otherwise be less liquid than publicly traded securities. There is no established trading market for the securities in which we invest. The illiquidity of these investments may make it difficult for us to sell these investments when desired. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we had previously recorded these investments. As a result, we do not expect to achieve liquidity in our investments in the near-term. Further, we may face other restrictions on our ability to liquidate an investment in a portfolio company to the extent that we have material non-public information regarding such portfolio company.

Our failure to make follow-on investments in our portfolio companies could impair the value of our portfolio.

Following an initial investment in a portfolio company, we may make additional investments in that portfolio company as “follow-on” investments, in order to: (i) increase or maintain in whole or in part our equity ownership percentage; (ii) exercise warrants, options or convertible securities that were acquired in the original or a subsequent financing; or (iii) attempt to preserve or enhance the value of our investment. We may elect not to make follow-on investments or otherwise lack sufficient funds to make those investments. We will have the discretion to make any follow-on investments, subject to the availability of capital resources. The failure to make follow-on investments may, in some circumstances, jeopardize the continued viability of a portfolio company and our initial investment, or may result in a missed opportunity for us to increase our participation in a successful operation. Even if we have sufficient capital to make a desired follow-on investment, we may elect not to make a follow-on investment because we do not want to increase our concentration of risk, we prefer other opportunities, we are subject to BDC requirements that would prevent such follow-on investments, or the follow- on investment would affect our qualification as a RIC under the Code. For example, we may be prohibited under the 1940 Act from making follow-on investments in our portfolio companies that we may be deemed to “control” or in which affiliates of investment adviser are also invested.

Our ability to enter into new transactions with our affiliates, and to restructure or exit our investments in portfolio companies that we are deemed to “control” under the 1940 Act, will be restricted by the 1940 Act, which may limit the scope of investment opportunities available to us.

We are prohibited under the 1940 Act from participating in certain transactions with our affiliates without the prior approval of our independent directors and, in some cases, the SEC. Any person that owns, directly or indirectly, 5% or more of our outstanding voting securities will be our affiliate for purposes of the 1940 Act and we are generally prohibited from buying or selling any security from or to such affiliate without the prior approval of our independent directors. The 1940 Act also prohibits certain “joint” transactions with certain of our affiliates, which could include concurrent investments in the same company, without prior approval of our independent directors and, in some cases, the SEC. We are prohibited from buying or selling any security from or to any person that controls us or who owns more than 25% of our voting securities or certain of that person’s affiliates, or entering into prohibited joint transactions with such persons, absent the prior approval of the SEC. As a result of these restrictions, we may be prohibited from buying or selling any security (other than any security of which we are the issuer) from or to any company that is advised or managed by our investment adviser or its affiliates without the prior approval of the SEC, which may limit the scope of investment opportunities that would otherwise be available to us.

In the future, we may co-invest with investment funds, accounts and vehicles managed by our investment adviser or its affiliates when doing so is consistent with our investment strategy as well as applicable law and SEC staff interpretations. We generally will only be permitted to co-invest with such investment funds, accounts and vehicles where the only term that is negotiated is price. However, we and our investment adviser may in the future file an exemptive application with the SEC to permit greater flexibility to negotiate the terms of co-investments with investment funds, accounts and investment vehicles managed by our investment adviser or its affiliates in a manner consistent with our investment objective, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors. If we file this exemptive application, there can be no assurance that we will receive exemptive relief from the SEC to permit us to co-invest with investment funds, accounts and investment vehicles managed by our investment adviser or its affiliates where terms other than price are negotiated.

In addition, within our portfolio there are investments that may be deemed to be “controlled” investment under the 1940 Act. To the extent that our investments in such portfolio companies need to be restructured or that we choose to exit these investments in the future, our ability to do so may be limited if such restructuring or exit also involves the affiliates of our investment adviser because such a transaction could be considered a joint transaction prohibited by the 1940 Act in the absence of our receipt of relief from the SEC in connection with such transaction. For example, if an affiliate of our investment adviser were required to approve a restructuring of an investment in the portfolio and the affiliate of our investment adviser was deemed to be our affiliate, such a restructuring transaction may constitute a prohibited joint transaction under the 1940 Act.

Our portfolio may lack diversification among portfolio companies, which may subject us to a risk of significant loss if one or more of these companies defaults on its obligations under any of its debt instruments.

Our portfolio may be concentrated in a limited number of portfolio companies. Beyond the asset diversification requirements associated with our qualification as a RIC under the Code, we do not have fixed guidelines for diversification, and our investments may be concentrated in relatively few companies. As our portfolio is less diversified than the portfolios of some larger funds, we are more susceptible to failure if a single loan fails. The disposition or liquidity of a significant investment may also adversely impact our net asset value and our results of operations. Similarly, the aggregate returns we realize may be significantly adversely affected if a small number of investments perform poorly or if we need to write down the value of any one investment.

We are a non-diversified investment company within the meaning of the 1940 Act, and therefore we are not limited with respect to the proportion of our assets that may be invested in securities of a single issuer.

We are classified as a non-diversified investment company within the meaning of the 1940 Act, which means that we are not limited by the 1940 Act with respect to the proportion of our assets that we may invest in securities of a single issuer. Beyond the asset diversification requirements associated with our qualification as a RIC under the Code, we do not have fixed guidelines for diversification. To the extent that we assume large positions in the securities of a small number of issuers or our investments are concentrated in relatively few industries, our net asset value may fluctuate to a greater extent than that of a diversified investment company as a result of changes in the financial condition or the market’s assessment of the issuer. We may also be more susceptible to any single economic or regulatory occurrence than a diversified investment company.

Our portfolio may be concentrated in a limited number of industries, which may subject us to a risk of significant loss if there is a downturn in a particular industry in which a number of our investments are concentrated.

Our portfolio may be concentrated in a limited number of industries. A downturn in any particular industry in which we are invested could significantly impact the aggregate returns we realize. If an industry in which we have significant investments suffers from adverse business or economic conditions, as these industries have to varying degrees, a material portion of our investment portfolio could be affected adversely, which, in turn, could adversely affect our financial position and results of operations.

Because we will not hold controlling equity interests in most of our portfolio companies, we may not be in a position to exercise control over our portfolio companies or to prevent decisions by management of our portfolio companies that could decrease the value of our investments.

We currently hold controlling equity positions in seven portfolio companies. Although we may do so in the future, we expect that we will not hold controlling equity positions in most of our portfolio companies. If we do not hold a controlling equity position in a portfolio company, we are subject to the risk that the portfolio company may make business decisions with which we disagree, and that the management and/or stockholders of the portfolio company may take risks or otherwise act in ways that are adverse to our interests. Due to the lack of liquidity of the debt and equity investments that we typically hold in our portfolio companies, we may not be able to dispose of our investments in the event we disagree with the actions of a portfolio company and may therefore suffer a decrease in the value of our investments.

Defaults by our portfolio companies will harm our operating results.

A portfolio company’s failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, termination of its loans and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize our portfolio company’s ability to meet its obligations under the debt securities that we hold. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting portfolio company. Any extension or restructuring of our loans could adversely affect our cash flows. In addition, if one of our portfolio companies were to go bankrupt, even though we may have structured our interest as senior debt, depending on the facts and circumstances, including the extent to which we actually provided managerial assistance to that portfolio company, a bankruptcy court might recharacterize our debt holding and subordinate all or a portion of our claim to that of other creditors. If any of these occur, it could materially and adversely affect our operating results and cash flows.

If our portfolio companies are unable to protect their proprietary, technological and other intellectual property rights, our business and prospects could be harmed, and if portfolio companies are required to devote significant resources to protecting their intellectual property rights, the value of our investment could be reduced.

Our future success and competitive position will depend in part upon the ability of our portfolio companies to obtain, maintain and protect proprietary technology used in their products and services. The intellectual property held by our portfolio companies often represents a substantial portion of the collateral securing our investments and/or constitutes a significant portion of the portfolio companies’ value that may be available in a downside scenario to repay our loans. Our portfolio companies will rely, in part, on patent, trade secret and trademark law to protect that technology, but competitors may misappropriate their intellectual property, and disputes as to ownership of intellectual property may arise. Portfolio companies may, from time to time, be required to institute litigation to enforce their patents, copyrights or other intellectual property rights, protect their trade secrets, determine the validity and scope of the proprietary rights of others or defend against claims of infringement. Such litigation could result in substantial costs and diversion of resources. Similarly, if a portfolio company is found to infringe or misappropriate a third-party’s patent or other proprietary rights, it could be required to pay damages to the third-party, alter its products or processes, obtain a license from the third-party and/or cease activities utilizing the proprietary rights, including making or selling products utilizing the proprietary rights. Any of the foregoing events could negatively affect both the portfolio company’s ability to service our debt investment and the value of any related debt and equity securities that we own, as well as any collateral securing our investment.

Any unrealized losses we experience on our loan portfolio may be an indication of future realized losses, which could reduce our income available for distribution.

As a BDC, we are required to carry our investments at market value or, if no market value is ascertainable, at the fair value as determined in good faith by our Board of Directors. Decreases in the market values or fair values of our investments will be recorded as unrealized depreciation. Any unrealized losses in our loan portfolio could be an indication of a portfolio company’s inability to meet its repayment obligations to us with respect to the affected loans. This could result in realized losses in the future and ultimately in reductions of our income available for distribution in future periods.

Prepayments of our debt investments by our portfolio companies could adversely impact our results of operations and reduce our return on equity.

We are subject to the risk that the investments we make in our portfolio companies may be repaid prior to maturity. When this occurs, we will generally reinvest these proceeds in temporary investments or repay any revolving credit facility, depending on expected future investment in new portfolio companies. Temporary investments will typically have substantially lower yields than the debt being prepaid and we could experience significant delays in reinvesting these amounts. Any future investment in a new portfolio company may also be at lower yields than the debt that was repaid. As a result, our results of operations could be materially adversely affected if one or more of our portfolio companies elect to prepay amounts owed to us. Additionally, prepayments could negatively impact our return on equity, which could result in a decline in the market price of our common stock.

We may not realize gains from our equity investments.

Certain investments that we may make include warrants or other equity securities. Investments in equity securities involve a number of significant risks, including the risk of further dilution as a result of additional issuances, inability to access additional capital and failure to pay current distributions. Investments in preferred securities involve special risks, such as the risk of deferred distributions, credit risk, illiquidity and limited voting rights. In addition, we may from time to time make non-control, equity investments in portfolio companies. Our goal is ultimately to realize gains upon our disposition of such equity interests. However, the equity interests we receive may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience. We also may be unable to realize any value if a portfolio company does not have a liquidity event, such as a sale of the business, recapitalization or public offering, which would allow us to sell the underlying equity interests. We will often seek puts or similar rights to give us the right to sell our equity securities back to the portfolio company issuer. We may be unable to exercise these put rights for the consideration provided in our investment documents if the issuer is in financial distress.

We may expose ourselves to risks if we engage in hedging transactions.

If we engage in hedging transactions, we may expose ourselves to risks associated with such transactions. We may utilize instruments such as forward contracts, currency options and interest rate swaps, caps, collars and floors to seek to hedge against fluctuations in the relative values of our portfolio positions from changes in currency exchange rates and market interest rates. Hedging against a decline in the values of our portfolio positions does not eliminate the possibility of fluctuations in the values of such positions or prevent losses if the values of such positions decline. However, such hedging can establish other positions designed to gain from those same developments, thereby offsetting the decline in the value of such portfolio positions. Such hedging transactions may also limit the opportunity for gain if the values of the underlying portfolio positions increase. It may not be possible to hedge against an exchange rate or interest rate fluctuation that is so generally anticipated that we are not able to enter into a hedging transaction at an acceptable price. Moreover, for a variety of reasons, we may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Any such imperfect correlation may prevent us from achieving the intended hedge and expose us to risk of loss. In addition, it may not be possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in non-U.S. currencies because the value of those securities is likely to fluctuate as a result of factors not related to currency fluctuations.

The health and performance of our portfolio companies could be adversely affected by political and economic conditions in the countries in which they conduct business.

Some of the products of our portfolio companies are developed, manufactured, assembled, tested or marketed outside the United States. Any conflict or uncertainty in these countries, including due to natural disasters, public health concerns, political unrest or safety concerns, could harm their business, financial condition and results of operations. In addition, if the government of any country in which their products are developed, manufactured or sold sets technical or regulatory standards for products developed or manufactured in or imported into their country that are not widely shared, it may lead some of their customers to suspend imports of their products into that country, require manufacturers or developers in that country to manufacture or develop products with different technical or regulatory standards and disrupt cross-border manufacturing, marketing or business relationships which, in each case, could harm their businesses.

Our equity ownership in a portfolio company may represent a control investment. Our ability to exit a control investment in a timely manner could result in a realized loss on the investment.

If we obtain a control investment in a portfolio company our ability to divest ourselves from a debt or equity investment could be restricted due to illiquidity in a private stock, limited trading volume on a public company’s stock, inside information on a company’s performance, insider blackout periods, or other factors that could prohibit us from disposing of the investment as we would if it were not a control investment. Additionally, we may choose not to take certain actions to protect a debt investment in a control investment portfolio company. As a result, we could experience a decrease in the value of our portfolio company holdings and potentially incur a realized loss on the investment.

If the assets securing the loans that we make decrease in value, then we may lack sufficient collateral to cover losses.

To attempt to mitigate credit risks, we will typically take a security interest in the available assets of our portfolio companies. There is no assurance that we will obtain or properly perfect our liens.

There is a risk that the collateral securing our loans may decrease in value over time, may be difficult to sell in a timely manner, may be difficult to appraise and may fluctuate in value based upon the success of the business and market conditions, including as a result of the inability of a portfolio company to raise additional capital. In some circumstances, our lien could be subordinated to claims of other creditors. Consequently, the fact that a loan is secured does not guarantee that we will receive principal and interest payments according to the loan’s terms, or that we will be able to collect on the loan should we be forced to enforce our remedies.

In addition, because we may invest in technology-related companies, a substantial portion of the assets securing our investment may be in the form of intellectual property, if any, inventory and equipment and, to a lesser extent, cash and accounts receivable. Intellectual property, if any, that is securing our loan could lose value if, among other things, the company’s rights to the intellectual property are challenged or if the company’s license to the intellectual property is revoked or expires, the technology fails to achieve its intended results or a new technology makes the intellectual property functionally obsolete. Inventory may not be adequate to secure our loan if our valuation of the inventory at the time that we made the loan was not accurate or if there is a reduction in the demand for the inventory.

Similarly, any equipment securing our loan may not provide us with the anticipated security if there are changes in technology or advances in new equipment that render the particular equipment obsolete or of limited value, or if the company fails to adequately maintain or repair the equipment. Any one or more of the preceding factors could materially impair our ability to recover principal in a foreclosure.

The effect of global climate change may impact the operations of our portfolio companies.

There may be evidence of global climate change. Climate change creates physical and financial risk and some of our portfolio companies may be adversely affected by climate change. For example, the needs of customers of energy companies vary with weather conditions, primarily temperature and humidity. To the extent weather conditions are affected by climate change, energy use could increase or decrease depending on the duration and magnitude of any changes. Increases in the cost of energy could adversely affect the cost of operations of our portfolio companies if the use of energy products or services is material to their business. A decrease in energy use due to weather changes may affect some of our portfolio companies’ financial condition, through decreased revenues. Extreme weather conditions in general require more system backup, adding to costs, and can contribute to increased system stresses, including service interruptions. Energy companies could also be affected by the potential for lawsuits against or taxes or other regulatory costs imposed on greenhouse gas emitters, based on links drawn between greenhouse gas emissions and climate change.

We may choose to waive or defer enforcement of covenants in the debt securities held in our portfolio, which may cause us to lose all or part of our investment in these companies.

We structure the debt investments in our portfolio companies to include business and financial covenants placing affirmative and negative obligations on the operation of the company’s business and its financial condition. However, from time to time we may elect to waive breaches of these covenants, including our right to payment, or waive or defer enforcement of remedies, such as acceleration of obligations or foreclosure on collateral, depending upon the financial condition and prospects of the particular portfolio company. These actions may reduce the likelihood of our receiving the full amount of future payments of interest or principal and be accompanied by a deterioration in the value of the underlying collateral as many of these companies may have limited financial resources, may be unable to meet future obligations and may go bankrupt. This could negatively impact our ability to pay dividends, could adversely affect our results of operation and financial condition and cause the loss of all or part of your investment.

Risks Relating to the Notes

The Notes will be unsecured and therefore will be effectively subordinated to any secured indebtedness we may incur in the future.

The Notes will not be secured by any of our assets or any of the assets of our subsidiaries. As a result, the Notes are effectively subordinated to any secured indebtedness we or our subsidiaries may incur in the future (or any indebtedness that is initially unsecured to which we subsequently grant security). In any liquidation, dissolution, bankruptcy or other similar proceeding, the holders of any of our future secured indebtedness and the future secured indebtedness of our subsidiaries may assert rights against the assets pledged to secure that indebtedness in order to receive full payment of their indebtedness before the assets may be used to pay other creditors, including the holders of the Notes.

The Notes will be structurally subordinated to the indebtedness and other liabilities of our subsidiaries.

The Notes are obligations exclusively of Capitala Finance Corp. and not of any of our subsidiaries. None of our subsidiaries is a guarantor of the Notes and the Notes are not required to be guaranteed by any subsidiaries we may acquire or create in the future. Currently, and without giving effect to this offering, substantially all of the indebtedness required to be consolidated on our balance sheet is held through our SBIC subsidiaries. For example, as of March 31, 2014, our subsidiaries had approximately $192.2 million of outstanding debentures guaranteed by the SBA. Any assets of our subsidiaries will not be directly available to satisfy the claims of our creditors, including holders of the Notes.

Except to the extent we are a creditor with recognized claims against our subsidiaries, all claims of creditors (including trade creditors) and holders of preferred stock, if any, of our subsidiaries will have priority over our equity interests in such subsidiaries (and therefore the claims of our creditors, including holders of the Notes) with respect to the assets of such subsidiaries. Even if we are recognized as a creditor of one or more of our subsidiaries, our claims would still be effectively subordinated to any security interests in the assets of any such subsidiary and to any indebtedness or other liabilities of any such subsidiary senior to our claims. Consequently, the Notes will be structurally subordinated to all indebtedness and other liabilities (including trade payables) of any of our subsidiaries and any subsidiaries that we may in the future acquire or establish as financing vehicles or otherwise including the outstanding SBA-guaranteed debentures of Fund II and Fund III.

The indenture under which the Notes will be issued will contain limited protection for holders of the Notes.

The indenture under which the Notes will be issued offers limited protection to holders of the Notes. The terms of the indenture and the Notes do not restrict our or any of our subsidiaries’ ability to engage in, or otherwise be a party to, a variety of corporate transactions, circumstances or events that could have a material adverse impact on your investment in the Notes. In particular, the terms of the indenture and the Notes will not place any restrictions on our or our subsidiaries’ ability to:

•	issue securities or otherwise incur additional indebtedness or other obligations, including (1) any indebtedness or other obligations that would be equal in right of payment to the Notes, (2) any indebtedness or other obligations that would be secured and therefore rank effectively senior in right of payment to the Notes, (3) indebtedness of ours that is guaranteed by one or more of our subsidiaries and which therefore is structurally senior to the Notes and (4) securities, indebtedness or obligations issued or incurred by our subsidiaries that would be senior to our equity interests in our subsidiaries and therefore rank structurally senior to the Notes with respect to the assets of our subsidiaries, in each case other than an incurrence of indebtedness or other obligation that would cause a violation of Section 18(a)(1)(A) as modified by Section 61(a)(1) of the 1940 Act or any successor provisions, whether or not we continue to be subject to such provisions of the 1940 Act, but giving effect, in either case, to any exemptive relief granted to us by the SEC (currently, these provisions generally prohibit us from making additional borrowings, including through the issuance of additional debt or the sale of additional debt securities, unless our asset coverage, as defined in the 1940 Act, equals at least 200% after such borrowings);
•	pay dividends on, or purchase or redeem or make any payments in respect of, capital stock or other securities ranking junior in right of payment to the Notes, including subordinated indebtedness, in each case other than dividends, purchases, redemptions or payments that would cause a violation of Section 18(a)(1)(B) as modified by Section 61(a)(1) of the 1940 Act or any successor provisions giving effect to (i) any exemptive relief granted to us by the SEC and (ii) no-action relief granted by the SEC to another BDC (or to the Company if it determines to seek such similar no-action or other relief) permitting the BDC to declare any cash dividend or distribution notwithstanding the prohibition contained in Section 18(a)(1)(B) as modified by Section 61(a)(1) of the 1940 Act in order to maintain the BDC's status as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 (these provisions generally prohibit us from declaring any cash dividend or distribution upon any class of our capital stock, or purchasing any such capital stock if our asset coverage, as defined in the 1940 Act, is below 200% at the time of the declaration of the dividend or distribution or the purchase and after deducting the amount of such dividend, distribution or purchase);
•	sell assets (other than certain limited restrictions on our ability to consolidate, merge or sell all or substantially all of our assets);
•	enter into transactions with affiliates;
•	create liens (including liens on the shares of our subsidiaries) or enter into sale and leaseback transactions;
•	make investments; or
•	create restrictions on the payment of dividends or other amounts to us from our subsidiaries.

In addition, the indenture will not require us to offer to purchase the Notes in connection with a change of control or any other event.

Furthermore, the terms of the indenture and the Notes do not protect holders of the Notes in the event that we experience changes (including significant adverse changes) in our financial condition, results of operations or credit ratings, as they do not require that we or our subsidiaries adhere to any financial tests or ratios or specified levels of net worth, revenues, income, cash flow or liquidity.

Our ability to recapitalize, incur additional debt and take a number of other actions that are not limited by the terms of the Notes may have important consequences for you as a holder of the Notes, including making it more difficult for us to satisfy our obligations with respect to the Notes or negatively affecting the trading value of the Notes.

Other debt we issue or incur in the future could contain more protections for its holders than the indenture and the Notes, including additional covenants and events of default. The issuance or incurrence of any such debt with incremental protections could affect the market for and trading levels and prices of the Notes.

There is no existing trading market for the Notes and an active trading market for the Notes may not develop, which could limit your ability to sell the Notes or affect the market price of the Notes.

The Notes will be a new issue of debt securities for which there initially will not be a trading market. The Notes have been approved for listing on the New York Stock Exchange and we expect trading to commence thereon within 30 days of the original issue date under the symbol “CLA.” Moreover, we cannot provide any assurances that an active trading market will develop for the Notes or that you will be able to sell your Notes. If the Notes are traded after their initial issuance, they may trade at a discount from their initial offering price depending on prevailing interest rates, the market for similar securities, our credit ratings, if any, general economic conditions, our financial condition, performance and prospects and other factors. The underwriters have advised us that they may make a market in the Notes, but they are not obligated to do so. The underwriters may discontinue any market-making in the Notes at any time at their sole discretion. Accordingly, we cannot assure you that a liquid trading market will develop for the Notes, that you will be able to sell your Notes at a particular time or that the price you receive when you sell will be favorable. To the extent an active trading market does not develop, the liquidity and trading price for the Notes may be harmed. Accordingly, you may be required to bear the financial risk of an investment in the Notes for an indefinite period of time.

If we default on our obligations to pay other indebtedness that we may incur in the future, we may not be able to make payments on the Notes.

In the future, we may enter into agreements to incur additional indebtedness, including a secured credit facility. A default under such agreements to which we may be a party that is not waived by the required lenders or holders, and the remedies sought by the holders of such indebtedness could prohibit us from paying principal, premium, if any, and interest on the Notes and substantially decrease the market value of the Notes. If we are unable to generate sufficient cash flow and are otherwise unable to obtain funds necessary to meet required payments of principal, premium, if any, and interest on such future additional indebtedness, or if we otherwise fail to comply with the various covenants, including financial and operating covenants, in the instruments governing such future additional indebtedness, we could be in default under the terms of the agreements governing such indebtedness. In the event of such default, the holders of such indebtedness could elect to declare all the funds borrowed thereunder to be due and payable, together with accrued and unpaid interest, the lenders of other debt we may incur in the future could elect to terminate their commitments, cease making further loans and institute foreclosure proceedings against our assets, and we could be forced into bankruptcy or liquidation. If we are unable to repay debt, lenders having secured obligations could proceed against the collateral securing the debt. Because any future credit facilities will likely have customary cross-default provisions, if the indebtedness under any future credit facility is accelerated, we may be unable to repay or finance the amounts due.

We may choose to redeem the Notes when prevailing interest rates are relatively low.

On or after June   , 2017, we may choose to redeem the Notes from time to time, especially when prevailing interests rates are lower than the interest rate on the Notes. If prevailing rates are lower at the time of redemption, you would not be able to reinvest the redemption proceeds in a comparable security at an effective interest rate as high as the interest rate on the Notes being redeemed. Our redemption right also may adversely impact your ability to sell the Notes as the optional redemption date or period approaches.

CAUTIONARY STATEMENT REGARDING
FORWARD-LOOKING STATEMENTS AND PROJECTIONS

This prospectus contains forward-looking statements that involve substantial risks and uncertainties. These forward-looking statements are not historical facts, but rather are based on current expectations, estimates and projections about Capitala Finance, our current and prospective portfolio investments, our industry, our beliefs, and our assumptions. Words such as “anticipates,” “expects,” “intends,” “plans,” “will,” “may,” “continue,” “believes,” “seeks,” “estimates,” “would,” “could,” “should,” “targets,” “projects,” and variations of these words and similar expressions are intended to identify forward-looking statements. The forward-looking statements contained in this prospectus involve risks and uncertainties, including statements as to:

•	our future operating results;
•	our business prospects and the prospects of our portfolio companies;
•	the impact of investments that we expect to make;
•	our contractual arrangements and relationships with third parties;
•	the dependence of our future success on the general economy and its impact on the industries in which we invest;
•	the ability of our portfolio companies to achieve their objectives;
•	our expected financings and investments;
•	our ability to obtain exemptive relief from the SEC to co-invest and to engage in joint restructuring transactions or joint follow-on investments;
•	the adequacy of our cash resources and working capital; and
•	the timing of cash flows, if any, from the operations of our portfolio companies.

These statements are not guarantees of future performance and are subject to risks, uncertainties, and other factors, some of which are beyond our control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements, including without limitation:

•	an economic downturn could impair our portfolio companies’ ability to continue to operate or repay their borrowings, which could lead to the loss of some or all of our investments in such portfolio companies;
•	a contraction of available credit and/or an inability to access the equity markets could impair our lending and investment activities;
•	interest rate volatility could adversely affect our results, particularly if we use leverage as part of our investment strategy; and
•	the risks, uncertainties and other factors we identify in “Risk Factors” and elsewhere in this prospectus and in our filings with the SEC.

Although we believe that the assumptions on which these forward-looking statements are based are reasonable, any of those assumptions could prove to be inaccurate, and as a result, the forward-looking statements based on those assumptions also could be inaccurate. Important assumptions include our ability to originate new loans and investments, certain margins and levels of profitability and the availability of additional capital. In light of these and other uncertainties, the inclusion of a projection or forward-looking statement in this prospectus should not be regarded as a representation by us that our plans and objectives will be achieved. These risks and uncertainties include those described or identified in “Risk Factors” and elsewhere in this prospectus. You should not place undue reliance on these forward-looking statements, which apply only as of the date of this prospectus. However, we will update this prospectus to reflect any material changes to the information contained herein. The forward-looking statements in this prospectus are excluded from the safe harbor protection provided by Section 27A of the Securities Act and Section 21E of the Exchange Act.

USE OF PROCEEDS

We estimate that the net proceeds we will receive from the sale of the Notes in this offering will be approximately $47.9 million (or approximately $55.2 million if the underwriters fully exercise their overallotment option), after deducting the estimated underwriting discounts and commissions of $1.75 million (or approximately $2.0 million if the underwriters fully exercise their overallotment option) payable by us and estimated offering expenses of approximately $327,562 payable by us.

We plan to use the net proceeds of this offering for new investments in portfolio companies in accordance with our investment objective and strategies described in this prospectus and for general working capital purposes. We will also pay operating expenses, including advisory and administrative fees and expenses, and may pay other expenses such as due diligence expenses of potential new investments, from the net proceeds of this offering. We anticipate that substantially all of the net proceeds of this offering will be used for the above purposes within three to nine months from the consummation of this offering, depending on the availability of appropriate investment opportunities consistent with our investment objective and market conditions. We cannot assure you we will achieve our targeted investment pace. We expect that it may take more than three months to invest all of the net proceeds of this offering, in part because investments in private companies often require substantial research and due diligence.

Pending such investments, we will invest the net proceeds primarily in cash, cash equivalents, U.S. government securities and other high-quality temporary investments that mature in one year or less from the date of investment. See “Regulation as a Business Development Company — Temporary Investments” for additional information about temporary investments we may make while waiting to make longer-term investments in pursuit of our investment objective.

CAPITALIZATION

The following table sets forth:

•	the actual capitalization of Capitala Finance Corp. at March 31, 2014; and
•	the as adjusted capitalization of Capitala Finance Corp. to reflect the sale of $50,000,000 aggregate principal amount of Notes in this offering at an assumed public offering price of 100% of par, after deducting the underwriting discounts and commissions of approximately $1,750,000 and estimated offering expenses of $327,562 payable by us.

This table should be read in conjunction with “Use of Proceeds” and our “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and consolidated financial statements and notes thereto included in this prospectus.

	As of March 31, 2014
	Actual	As Adjusted
	(in thousands)
Assets:
Cash and cash equivalents	$57,566	$105,488
Investments at fair value	$391,181	$391,181
Interest and dividend receivable	$4,680	$4,680
Other assets	$5,282	$5,282
Total assets	$458,709	$506,631
Liabilities:
SBA-guaranteed debentures payable	$192,200	$192,200
% Notes due 2021	—	$50,000
Other liabilities	$2,719	$2,719
Total Liabilities	$194,919	$244,919
Stockholders’ equity:
Common stock, par value $0.01 per share; 100,000,000 shares authorized, 12,974,420 shares issued and outstanding, actual and as adjusted	$130	$130
Capital in excess of par value	$263,660	$263,660
Total stockholders’ equity	$263,790	$263,790

RATIOS OF EARNINGS TO FIXED CHARGES

The following table contains our ratio of earnings to fixed charges for the periods indicated, computed as set forth below. You should read these ratios of earnings to fixed charges in connection with our consolidated financial statements, including the notes to those statements, included in this prospectus.

	For The Three Months Ended March 31, 2014	For The Year Ended December 31, 2013	For The Year Ended December 31, 2012	For The Year Ended December 31, 2011
Earnings to Fixed Charges(1)	1.55	4.44	7.31	5.63

(1)	Earnings include net realized and unrealized gains or losses. Net realized and unrealized gains or losses can vary substantially from period to period.

For purposes of computing the ratios of earnings to fixed charges, earnings represent net increase in net assets resulting from operations plus (or minus) income tax expense (benefit) including excise tax expense plus fixed charges. Fixed charges include interest and amortization of debt issuance costs.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF
FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The following discussion should be read in conjunction with our consolidated financial statements and related notes and other financial information appearing elsewhere in this prospectus. In addition to historical information, the following discussion and other parts of this prospectus contain forward-looking information that involves risks and uncertainties. Our actual results could differ materially from those anticipated by such forward-looking information due to the factors discussed under “Risk Factors” and “Cautionary Statement Regarding Forward-Looking Statements and Projections” appearing elsewhere herein.

Overview

We are a Maryland corporation that has elected to be regulated as a BDC under the 1940 Act. We are an emerging growth company within the meaning of the JOBS Act, and as such, are subject to reduced public company reporting requirements. Our investment objective is to generate both current income and capital appreciation through debt and equity investments. We are managed by Capitala Investment Advisors, and Capitala Advisors Corp. provides the administrative services necessary for us to operate.

We provide capital to smaller and lower middle-market companies in the United States, with a non-exclusive emphasis on the Southeast, Southwest and Mid-Atlantic regions. We invest primarily in companies with a history of earnings growth and positive cash flow, proven management teams, products or services with competitive advantages and industry-appropriate margins. We primarily invest in companies with between $5 million and $30 million in trailing twelve month earnings before EBITDA.

We invest in mezzanine and senior subordinated debt investments that are secured by subordinated liens on all of our borrowers’ assets and, to a lesser extent, in senior, cash flow-based “unitranche” securities. Most of our debt investments are coupled with equity interests, whether in the form of detachable “penny” warrants or equity co-investments made pari passu with our borrowers’ financial sponsors.

As a BDC, we are required to comply with certain regulatory requirements. For instance, we generally have to invest at least 70% of our total assets in “qualifying assets,” including securities of private or thinly traded public U.S. companies, cash, cash equivalents, U.S. government securities and high-quality debt investments that mature in one year or less. In addition, we are only allowed to borrow money such that our asset coverage, as defined in the 1940 Act, equals at least 200% after such borrowing, with certain limited exceptions. We expect to receive an exemptive order from the SEC in the near future granting relief from the asset coverage requirements for certain indebtedness issued by Fund II and Fund III as SBICs. To maintain our RIC status for U.S. federal income tax purposes, we must meet specified source-of-income and asset diversification requirements. To maintain our RIC tax treatment under Subchapter M of the Code, we must distribute at least 90% of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, for the taxable year.

Corporate History

We commenced operations on May 24, 2013 and completed our initial public offering (“IPO”) on September 30, 2013. We were formed for the purpose of (i) acquiring, through a series of transactions, an investment portfolio from the following entities: CapitalSouth Partners Fund I Limited Partnership (“Fund I”); CapitalSouth Partners Fund II Limited Partnership (“Fund II”); CapitalSouth Partners Fund III, L.P. (“Fund III Parent”); CapitalSouth Partners SBIC Fund III, L.P. (“Fund III”) and CapitalSouth Partners Florida Sidecar Fund I, L.P. (“Florida Sidecar” and, collectively with Fund I, Fund II, Fund III and Fund III Parent, the “Legacy Funds”); (ii) raising capital in the IPO and (iii) continuing and expanding the business of the Legacy Funds by making additional debt and equity investments in smaller and lower middle market companies.

On September 24, 2013, we acquired 100% of the limited partnership interests in Fund II, Fund III and Florida Sidecar and each of their respective general partners, as well as certain assets from Fund I and Fund III Parent, in exchange for an aggregate of 8,974,420 shares of our common stock. Fund II, Fund III and Florida Sidecar became our wholly owned subsidiaries. Fund II and Fund III retained their SBIC licenses, continue to hold their existing investments and continue to make new investments and have elected to be regulated as BDCs. The IPO consisted of the sale of 4,000,000 shares of our common stock at a price of

$20.00 per share resulting in net proceeds to us of $74.25 million, after deducting underwriting fees and commissions totaling $4.0 million and offering expenses totaling $1.75 million. The other costs of the IPO were borne by the limited partners of the Legacy Funds. As of March 31, 2014, we had 12,974,420 shares of common stock outstanding.

At the time of the Formation Transactions, our portfolio consisted of: (i) approximately $326.3 million in investments; (ii) an aggregate of approximately $67.1 million in cash, interest receivable and other assets; and (iii) liabilities of approximately $202.2 million of SBA-guaranteed debt payable.

Basis of Presentation

The accompanying consolidated financial statements have been prepared on the accrual basis of accounting in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Our consolidated financial statements include our accounts and of our wholly owned subsidiaries as described in the Formation Transactions presented in Note 1 to our consolidated financial statements as of March 31, 2014. The transactions related to Fund II, Fund III, and the Florida Sidecar constitute an exchange of shares between entities under common control and will be accounted for in accordance with ASC 805, Business Combinations. As such, the results of our operations and cash flows for the three months ended March 31, 2013, have been presented on a combined basis in order to provide comparative information with respect to prior periods. The Formation Transactions also included an asset acquisition of certain assets in Fund I and Fund III Parent. In accordance with ASC 805, Business Combinations, the assets acquired were recorded at fair value at the date of acquisition, September 24, 2013.

Our financial position as of March 31, 2014 is presented on a consolidated basis. The effects of all intercompany transactions between us and our subsidiaries (Fund II, Fund III, and the Florida Sidecar) have been eliminated in consolidation. All financial data and information included in these financial statements have been presented on the basis described above. In the opinion of management, the financial statements reflect all adjustments that are necessary for the fair presentation of financial results as of and for the periods presented.

Revenues

We generate revenue primarily from the periodic cash interest we will collect on our debt investments. In addition, most of our debt investments offer the opportunity to participate in a borrower’s equity performance through warrant participation, direct equity ownership or otherwise, which we expect to result in revenue in the form of dividends and/or capital gains. Further, we may generate revenue in the form of commitment, origination, structuring or diligence fees, monitoring fees, fees for providing managerial assistance and possibly consulting fees and performance-based fees. These fees will be recognized as they are earned.

Expenses

Our primary operating expenses include the payment of investment advisory fees to our investment adviser, our allocable portion of overhead and other expenses incurred by our administrator in performing its obligations under the Administration Agreement and other operating expenses as detailed below. Our investment advisory fee compensates our investment adviser for its work in identifying, evaluating, negotiating, closing, monitoring and servicing our investments. We bear all other expenses of our operations and transactions, including (without limitation):

•	the cost of our organization;
•	the cost of calculating our net asset value, including the cost of any third-party valuation services;
•	the cost of effecting sales and repurchases of our shares and other securities;
•	interest payable on debt, if any, to finance our investments;
•	fees payable to third parties relating to, or associated with, making investments, including fees and expenses associated with performing due diligence reviews of prospective investments and advisory fees;
•	transfer agent and custodial fees;
•	fees and expenses associated with marketing efforts;

•	costs associated with our reporting and compliance obligations under the 1940 Act, the Exchange Act, other applicable federal and state securities laws and ongoing stock exchange listing fees;
•	federal, state and local taxes;
•	independent directors’ fees and expenses;
•	brokerage commissions;
•	costs of proxy statements, stockholders’ reports and other communications with stockholders;
•	fidelity bond, directors’ and officers’ liability insurance, errors and omissions liability insurance and other insurance premiums;
•	direct costs and expenses of administration, including printing, mailing, telephone and staff;
•	fees and expenses associated with independent audits and outside legal costs; and
•	all other expenses incurred by either our administrator or us in connection with administering our business, including payments under the Administration Agreement that will be based upon our allocable portion of overhead and other expenses incurred by our administrator in performing its obligations under the Administration Agreement such as rent, the fees and expenses associated with performing compliance functions, and our allocable portion of any costs of compensation and related expenses of our chief compliance officer and our chief financial officer and any administrative support staff.

Critical Accounting Policies and Use of Estimates

In the preparation of our consolidated financial statements and related disclosures, we have adopted various accounting policies that govern the application of U.S. GAAP. Our significant accounting policies are described in Note 2 to our consolidated financial statements as of March 31, 2014. While all of these policies are important to understanding our consolidated financial statements, certain accounting policies and estimates are considered critical due to their impact on the reported amounts of assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses for the periods covered by such financial statements. We have identified investment valuation, revenue recognition, and income taxes as our most critical accounting estimates. We continuously evaluate our estimates, including those related to the matters described below. Because of the nature of the judgment and assumptions we make, actual results could materially differ from those estimates under different assumptions or conditions. A discussion of our critical accounting policies follows.

Valuation of Investments

We apply fair value accounting to all of its financial instruments in accordance with the 1940 Act and ASC Topic 820 — Fair Value Measurements and Disclosures. ASC 820 defines fair value, establishes a framework used to measure fair value and requires disclosures for fair value measurements. In accordance with ASC 820, we have categorized our financial instruments carried at fair value, based on the priority of the valuation technique, into a three-level fair value hierarchy as discussed in Note 3 to our consolidated financial statements as of March 31, 2014.

In determining fair value, our board of directors (the “Board”) uses various valuation approaches, and engages a third-party independent valuation firm, which provides positive assurance on the investments they review. In accordance with U.S. GAAP, a fair value hierarchy for inputs is used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available.

Observable inputs are those that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Board. Unobservable inputs reflect the Boards’ assumptions about the inputs market participants would use in pricing the asset or liability developed based upon the best information available in the circumstances. The fair value hierarchy is categorized into three levels based on the inputs as follows:

Level 1 — Valuations based on unadjusted quoted prices in active markets for identical assets or liabilities that we have the ability to access. Valuation adjustments and block discounts are not applied to Level 1 securities. Since valuations are based on quoted prices that are readily and regularly available in an active market, valuation of these securities does not entail a significant degree of judgment.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

The availability of valuation techniques and observable inputs can vary from security to security and is affected by a wide variety of factors including, the type of security, whether the security is new and not yet established in the marketplace, and other characteristics particular to the transaction. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Those estimated values do not necessarily represent the amounts that may be ultimately realized due to the occurrence of future circumstances that cannot be reasonably determined. Because of the inherent uncertainty of valuation, those estimated values may be materially higher or lower than the values that would have been used had a market for the securities existed. Accordingly, the degree of judgment exercised by us in determining fair value is greatest for securities categorized in Level 3. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement in its entirety falls, is determined based on the lowest level input that is significant to the fair value measurement.

Fair value is a market-based measure considered from the perspective of a market participant rather than an entity-specific measure. Therefore, even when market assumptions are not readily available, our own assumptions are set to reflect those that market participants would use in pricing the asset or liability at the measurement date. We use prices and inputs that are current as of the measurement date, including periods of market dislocation. In periods of market dislocation, the observability of prices and inputs may be reduced for many securities. This condition could cause a security to be reclassified to a lower level within the fair value hierarchy.

Valuation Techniques

Senior and Subordinated Secured Loans

Our portfolio primarily consists of private debt instruments (“Level 3 debt”). We consider our Level 3 debt to be performing loans if the borrower is not in default, the borrower is remitting payments in a timely manner, the loan is in covenant compliance or is otherwise not deemed to be impaired. In determining the fair value of the performing Level 3 debt, our Board considers fluctuations in current interest rates, the trends in yields of debt instruments with similar credit ratings (if applicable), the financial condition of the borrower, economic conditions and other relevant factors, both qualitative and quantitative. In the event that a Level 3 debt instrument is not performing, as defined above, the Board will evaluate the value of the collateral utilizing the same framework described above for a performing loan to determine the value of the Level 3 debt instrument.

This evaluation will be updated no less than quarterly for Level 3 debt instruments that are not performing, and more frequently for time periods where there are significant changes in the collateral or significant changes in the perceived performance of the underlying portfolio company. The collateral value will be analyzed on an ongoing basis using internal metrics, appraisals, third-party valuation agents and other data as may be acquired and analyzed by our management and Board.

Equity Investments in Private Companies

Our Board determines the fair value of our investments in private companies by incorporating valuations that consider the evaluation of financing and sale transactions with third-parties, expected cash flows and market-based information, including comparable transactions, and performance multiples, among other factors, and may use third-party valuation agents. Such non-public investments are included in Level 3 of the fair value hierarchy.

Warrants

Our Board will ascribe value to warrants based on fair value holdings that can include discounted cash flow analyses, option pricing models, comparable analyses and other techniques as deemed appropriate. Such warrants are included in Level 3 of the fair value hierarchy to the extent issued by non-public companies.

Revenue Recognition

Our revenue recognition policies are as follows:

Interest Income and Paid-in Kind Interest:  Interest income is recorded on the accrual basis to the extent that such amounts are expected to be collected. We have loans in the portfolio that contain a payment-in-kind (“PIK”) provision. The PIK interest, which represents contractually deferred interest added to the loan balance that is generally due at maturity, is recorded on the accrual basis to the extent that such amounts are expected to be collected. PIK interest is not accrued if we do not expect the issuer to be able to pay all principal and interest when due.

Non-accrual income:  Generally, when interest and/or principal payments on a loan become materially past due, or if we otherwise do not expect the borrower to be able to service its debt and other obligations, we will place the loan on non-accrual status, and will generally cease recognizing interest income and PIK on that loan for financial reporting purposes. Interest payments received on non-accrual loans may be recognized as income or applied to principal depending upon management’s judgment. We write off any previously accrued and uncollected interest when it is determined that interest is no longer considered collectible. We may elect to cease accruing PIK and continue accruing interest income in cases where a loan is currently paying interest income but, in management’s judgment, there is a reasonable likelihood of principal loss on the loan. Non-accrual loans are returned to accrual status when the borrower’s financial condition improves such that management believes current interest and principal payments are expected to be collected.

Gains and Losses on investment sales and paydowns:  Realized gains and losses on investments are recognized using the specific identification method.

Dividend Income and Paid-in-kind Dividends:  Dividend income is recognized on the date dividends are declared. We hold preferred equity investments in the portfolio that contain a payment-in-kind dividend (“PIK dividends”) provision. PIK dividends, which represent contractually deferred dividends added to the equity balance, are recorded on the accrual basis to the extent that such amounts are expected to be collected. We will typically cease accrual of PIK dividends when the fair value of the equity investment is less than the cost basis of the investment or when it is otherwise determined by management that collection of PIK dividends are unlikely to be collected. If management determines that a decline in fair value is temporary in nature and the PIK dividends are more likely than not to be collected, management may elect to continue accruing PIK dividends.

Other Income:  Origination, amendment, closing and/or commitment fees associated with investments in portfolio companies are recognized as income when the investment transaction closes. Prepayment penalties received by us for debt instruments repaid prior to maturity date are recorded as income upon receipt.

Income Taxes

Prior to the Formation Transaction, the Legacy Funds were treated as partnerships for U.S. federal, state and local income tax purposes and, therefore, no provision has been made for the periods covered in the accompanying consolidated financial statements for federal, state or local income taxes. In accordance with the partnership tax law requirements, each partner would include their respective components of the Legacy Funds’ taxable profits or losses, as shown on their Schedule K-1s in their respective tax or information returns. The Legacy Funds are disregarded entities for tax purposes prior to and post the Formation Transaction.

We intend to elect to be treated for federal income tax purposes, and intend to qualify annually thereafter, as a RIC under Subchapter M of the Code and, among other things, intend to make the requisite distributions to our stockholders that will relieve us from federal income taxes. Therefore, no provision has been recorded for federal income taxes.

In order to qualify as a RIC, among other requirements, we are required to timely distribute to our stockholders at least 90.0% of its investment company taxable income, as defined by the Code, for each fiscal tax year. We will be subject to a nondeductible U.S. federal excise tax of 4.0% on undistributed income if we do not distribute at least 98.0% of its ordinary income in any calendar year and 98.2% of its capital gain net income for each one-year period ending on October 31.

Depending on the level of taxable income earned in a tax year, we may choose to carry forward taxable income in excess of current year dividend distributions into the next tax year and pay a 4.0% excise tax on such income, as required. To the extent that we determine that our estimated current year annual taxable income will be in excess of estimated current year dividend distributions for excise tax purposes, we accrue excise tax, if any, on estimated excess taxable income as taxable income is earned.

In accordance with certain applicable treasury regulations and private letter rulings issued by the Internal Revenue Service, a RIC may treat a distribution of its own stock as fulfilling its RIC distribution requirements if each stockholder may elect to receive his or her entire distribution in either cash or stock of the RIC subject to a limitation on the aggregate amount of cash to be distributed to all stockholders, which limitation must be at least 20.0% of the aggregate declared distribution. If too many stockholders elect to receive cash, each stockholder electing to receive cash will receive a pro rata amount of cash (with the balance of the distribution paid in stock). In no event will any stockholder, electing to receive cash, receive less than 20.0% of his or her entire distribution in cash. If these and certain other requirements are met, for U.S federal income tax purposes, the amount of the dividend paid in stock will be equal to the amount of cash that could have been received instead of stock.

ASC 740, Income Taxes, provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in our consolidated financial statements. ASC 740 requires the evaluation of tax positions taken or expected to be taken in the course of preparing our tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions deemed to meet a “more-likely-than-not” threshold would be recorded as a tax benefit or expense in the current period. We recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the consolidated statements of operations. As of March 31, 2014 and December 31, 2013, there were no uncertain tax positions.

We are required to determine whether our tax position is more likely-than-not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. De-recognition of a tax benefit previously recognized could result in us recording a tax liability that could have a negative impact on our net assets.

U.S. GAAP provides guidance on thresholds, measurement, de-recognition, classification, interest and penalties, accounting in interim periods, disclosure, and transition that is intended to provide better financial statement comparability among different entities.

We have concluded that it was not necessary to record a liability for any such tax positions as of March 31, 2014 and December 31, 2013. However, our conclusions regarding this policy may be subject to review and adjustment at a later date based on factors including, but not limited to, ongoing analyses of, and changes to, tax laws, regulations and interpretations thereof.

Our activities from commencement of operations remain subject to examination by U.S. federal, state, and local tax authorities. No interest expense or penalties have been assessed for the three month periods ended March 31, 2014 and March 31, 2013. If we were required to recognize interest and penalties, if any, related to unrecognized tax benefits, this would be recognized as income tax expense in the consolidated statement of operations.

Portfolio and Investment Activity

As of March 31, 2014, our portfolio consisted of investments in 43 portfolio companies with a fair value of approximately $391.2 million.

During the three months ended March 31, 2014, we made approximately $41.1 million of investments in new or existing portfolio companies and had approximately $10.7 million in exits and repayments resulting in net investments of approximately $30.4 million for the period. During the three months ended March 31, 2013, we made approximately $21.1 million of investments in new or existing portfolio companies and had approximately $13.0 million in exits and repayments resulting in net investments of approximately $8.1 million for the period.

As of March 31, 2014, our average portfolio company investment at amortized cost and fair value was approximately $7.8 million and $9.1 million, respectively, and our largest portfolio company investment at amortized cost and fair value was approximately $25.4 million and $25.4 million, respectively. As of March 31, 2014, we had approximately $57.6 million of cash and cash equivalents. As of December 31, 2013, our average portfolio company investment and our largest portfolio company investment at amortized cost and fair value was approximately $7.3 million and $8.9 million, and $25.3 million and $25.3 million, respectively. As of December 31, 2013, we had $101.6 million of cash and cash equivalents

The following table summarizes the amortized cost and the fair value of investments and cash and cash equivalents as of March 31, 2014 (dollars in thousands):

	Investments at Amortized Cost	Amortized Cost Percentage of Total Portfolio	Investments at Fair Value	Fair Value Percentage of Total Portfolio
Senior Secured Debt	$136,581	34.9%	$134,508	30.0%
Subordinated Debt	133,060	34.1%	130,181	29.0%
Equity and Warrants	63,843	16.3%	126,492	28.2%
Cash and Cash Equivalents	57,566	14.7%	57,566	12.8%
Total	$391,050	100.0%	$448,747	100.0%

The following table summarizes the amortized cost and the fair value of investments and cash and cash equivalents as of December 31, 2013 (dollars in thousands):

	Investments at Amortized Cost	Amortized Cost Percentage of Total Portfolio	Investments at Fair Value	Fair Value Percentage of Total Portfolio
Senior Secured Debt	$103,457	25.7%	$102,071	21.9%
Subordinated Debt	136,638	33.9%	133,710	28.7%
Equity and Warrants	61,204	15.2%	128,938	27.6%
Cash and Cash Equivalents	101,622	25.2%	101,622	21.8%
Total	$402,921	100.0%	$466,341	100.0%

As of March 31, 2014, our income-bearing investment portfolio, which represented nearly 68% of our total portfolio, had a weighted average yield of approximately 13.8%, all bearing a fixed rate of interest. As of December 31, 2013, our income-bearing investment portfolio, which represented nearly 65% of our total portfolio, had a weighted average yield of approximately 13.7%, all bearing a fixed rate of interest.

The following table shows the portfolio composition by industry grouping at fair value (dollars in thousands):

	March 31, 2014		December 31, 2013
	Investments at Fair Value	Percentage of Total Portfolio	Investments at Fair Value	Percentage of Total Portfolio
Oil & Gas Services	$25,430	6.5%	$25,321	7.0%
Transportation	24,651	6.3%	6,000	1.6%
QSR Franchisee	24,135	6.2%	24,787	6.8%
Sales & Marketing Services	22,809	5.8%	22,753	6.3%
Professional Employer Organization	22,082	5.6%	22,677	6.2%
Industrial Equipment Rental	21,333	5.5%	22,500	6.2%
Printing Services	18,618	4.8%	16,448	4.5%
Footwear Retail	15,327	3.9%	14,807	4.1%
Oil & Gas Engineering and Consulting Services	15,000	3.8%	15,000	4.1%
Personal Product Manufacturer	13,707	3.5%	14,073	3.9%
QSR Franchisor	13,270	3.4%	14,622	4.0%
Specialty Clothing	12,461	3.2%	12,724	3.5%
Retail Display & Security Services	11,965	3.1%	10,823	3.0%
Medical Device Distributor	11,372	2.9%	11,121	3.0%
Culinary Products	10,536	2.7%	10,302	2.8%
Aerospace Parts Manufacturer	9,934	2.5%	10,064	2.8%
Fuel Transportation Services	9,643	2.5%	10,274	2.8%
Textile Equipment Manufacturer	9,609	2.5%	9,031	2.5%
Dental Practice Management	9,002	2.3%	9,273	2.6%
Financial Services	8,300	2.1%	—	0.0%
Energy Services	8,064	2.1%	8,783	2.4%
Conglomerate	7,081	1.8%	7,630	2.1%
Computer Supply Retail	6,651	1.7%	6,673	1.8%
Western Wear Retail	6,288	1.6%	4,774	1.3%
Produce Distribution	5,900	1.5%	6,631	1.8%
Replacement Window Manufacturer	5,528	1.4%	6,284	1.7%
Advertising & Marketing Services	5,257	1.3%	4,911	1.3%
Environmental Services Products	5,253	1.3%	5,185	1.4%
Data Processing & Digital Marketing	5,061	1.3%	5,061	1.4%
Automotive Chemicals & Lubricants	4,184	1.1%	3,886	1.1%
Metal Recycler	3,950	1.0%	3,950	1.1%
Petroleum Equipment Supplier	3,624	0.9%	3,624	1.0%
Industrial Manufacturing	3,451	0.9%	3,440	0.9%
Specialty Defense Contractor	2,780	0.7%	2,799	0.8%
Building Supplies	2,609	0.7%	2,509	0.7%
Quick Lube Services	1,866	0.5%	1,604	0.4%
Industrial Boiler Manufacturer	1,736	0.4%	1,536	0.4%
Online Travel Sales & Marketing	1,638	0.4%	1,638	0.4%
In-Home Healthcare Services	642	0.2%	748	0.2%
IT Hosting Services	434	0.1%	453	0.1%
Total	$391,181	100.0%	$364,719	100.0%

With the exception of an $8.3 million investment in an internationally headquartered company, all investments made by us as of March 31, 2014 and December 31, 2013 were made in portfolio companies located in the United States. The geographic composition is determined by the location of the corporate headquarters of the portfolio company, which may not be indicative of the primary source of the portfolio company’s business. The following table shows the portfolio composition by geographic region at fair value at March 31, 2014 and December 31, 2013 (dollars in thousands):

	At March 31, 2014		At December 31, 2013
	Investments at Fair Value	Percentage of Total Portfolio	Investments at Fair Value	Percentage of Total Portfolio
South	$251,920	64.4%	$254,143	69.7%
West	87,298	22.3%	66,637	18.3%
Northeast	23,133	5.9%	23,436	6.4%
Midwest	20,530	5.3%	20,503	5.6%
International	8,300	2.1%	—	0.0%
Total	$391,181	100.0%	$364,719	100.0%

The investment adviser regularly assesses the risk profile of each of our investments and rates each of them based on the following categories, which we refer to as the investment adviser’s investment credit rating:

Credit Rating	Definition
1	Investments that are performing above expectations.
2	Investments that are performing within expectations, with risks that are neutral or favorable compared to risks at the time of origination. All new loans are rated ‘2’.
3	Investments that are performing below expectations and that require closer monitoring, but where no loss of interest, dividend or principal is expected. Companies rated ‘3’ may be out of compliance with financial covenants, however, loan payments are generally not past due.
4	Investments that are performing below expectations and for which risk has increased materially since origination.
Some loss of interest or dividend is expected but no loss of principal.
In addition to the borrower being generally out of compliance with debt covenants, loan payments may be past due (but generally not more than 180 days past due).
5	Investments that are performing substantially below expectations and whose risks have increased substantially since origination.
Most or all of the debt covenants are out of compliance and payments are substantially delinquent.
Some loss of principal is expected.

The following table shows the distribution of our investments on the 1 to 5 investment performance rating scale at fair value as of March 31, 2014 (dollars in thousands):

Investment Performance Rating	Investments at Fair Value	Percentage of Total Investments
1	$189,803	48.5%
2	125,367	32.0%
3	68,687	17.6%
4	7,324	1.9%
5	—	—%
Total	$391,181	100.0%

The following table shows the distribution of our investments on the 1 to 5 investment performance rating scale at fair value as of December 31, 2013 (dollars in thousands):

Investment Performance Rating	Investments at Fair Value	Percentage of Total Investments
1	$183,194	50.2%
2	129,721	35.5%
3	44,680	12.3%
4	7,124	2.0%
5	—	—
Total	$364,719	100.0%

As of March 31, 2014, we had four portfolio investments on non-accrual status with a total principal amount of $10.1 million, amortized cost of $8.5 million and a fair value of $5.6 million, which represented 2.6%, 2.2% and 1.4% of the investment portfolio, respectively. As of December 31, 2013, we had four portfolio investments on non-accrual status with a total principal amount of $12.1 million, amortized cost of $10.3 million and a fair value of $6.5 million representing 3.3%, 2.8% and 1.8% of the investment portfolio, respectively.

Results of Operations

Operating results for the three and nine months ended March 31, 2014 and March 31, 2013 are as follows (dollars in thousands):

	For the three months ended March 31,
	2014	2013
Total investment income	$12,374	$6,271
Total expenses, net	6,653	2,982
Net investment income	5,721	3,289
Net realized gains	1,220	—
Net decrease in unrealized appreciation	(5,723)	(721)
Net increase in net assets resulting from operations	$1,218	$2,568

Investment income

The composition of our investment income for the three months ended March 31, 2014 and March 31, 2013 was as follows (dollars in thousands):

	For the three months ended March 31,
	2014	2013
Interest and fee income	$8,013	$5,303
Dividend income	3,762	75
Payment-in-kind interest and dividend income	591	294
Interest from cash and cash equivalents	8	28
Other income	—	571
Total investment income	$12,374	$6,271

For the three months ended March 31, 2014, total investment income increased $6.1 million, or 97.3% compared to the three months ended March 31, 2013. The increase from the prior period relates to higher dividend income mostly from recapitalizations of control investments, and higher loan and fee income resulting from an increasing investment portfolio.

Operating expenses

The composition of our expenses for the three months ended March 31, 2014 and March 31, 2013 was as follows (dollars in thousands):

	For the three months ended March 31,
	2014	2013
Interest expense and amortization of deferred financing fees	$2,199	$2,065
Management fees, net of management fee waiver(1)	1,894	784
Incentive fees	1,430	—
General and administrative expenses	1,130	133
Total expenses	$6,653	$2,982

(1)	See Note 5 to our consolidated financial statements as of March 31, 2014.

For the three months ended March 31, 2014, operating expenses increased $3.7 million, or 123.1% compared to the three months ended March 31, 2013. The increase from the prior period is attributable to incentive and management fees under the new advisory agreement along with increased general and administrative expenses due to regulatory and reporting costs subsequent to our IPO on September 30, 2013. See “— Contractual Obligations.”

Net realized gains/losses on sales of investments

During the three months ended March 31, 2014, we recognized $1.2 million of net realized gains on our portfolio investments. The realized gain during this period related to redemption of one-third of our warrant interest in AAE Acquisition, LLC. During the three months ended March 31, 2013, we recognized no net realized gains on portfolio investments.

Net unrealized appreciation/depreciation on investments

Net change in unrealized appreciation on investments reflects the net change in the fair value of our investment portfolio. For the three months ended March 31, 2014, we had a $5.7 million decrease in unrealized appreciation on portfolio investments. The decrease in unrealized appreciation for this period was primarily attributable to a decline in earnings of several of our portfolio companies due to the inclement weather throughout the U.S. For the three months ended March 31, 2013, we had a $0.7 million decrease in unrealized appreciation on portfolio investments.

Changes in net assets resulting from operations

For the three months ended March 31, 2014, we recorded a net increase in net assets resulting from operations of $1.2 million. Based on the weighted average shares of common stock outstanding for the three months ended March 31, 2014 our per share net increase in net assets resulting from operations was $0.09. For the three months ended March 31, 2013, we recorded a net increase in net assets resulting from operations of $2.6 million.

Operating results for the years ended December 31, 2013, 2012, and, 2011 are as follows (dollars in thousands):

	For the Year Ended December 31,
	2013	2012	2011
Total investment income	$35,433	$24,939	$17,625
Total expenses	15,949	12,015	8,712
Net investment income	19,484	12,924	8,913
Net realized gains	2,187	1,590	2,963
Net unrealized appreciation	7,187	35,056	13,461
Net increase in net assets resulting from operations	$28,858	$49,570	$25,337

Investment income

The composition of our investment income for the years ended December 31, 2013, 2012 and 2011 was as follows (dollars in thousands):

	For the Year Ended December 31,
	2013	2012	2011
Loan interest and fee income	$25,777	$21,763	$14,539
Payment-in-kind interest income	1,571	1,789	1,639
Dividend income	6,432	1,052	1,018
Interest from cash and cash equivalents	149	141	242
Income from pass-through entities	1,504	171	187
Other Income	—	23	—
Total Investment Income	$35,433	$24,939	$17,625

For the year ended December 31, 2013, total investment income increased $10.5 million, or 42.1% compared to the fiscal year ended December 31, 2012. The increase from the prior year relates to higher dividend income mostly from recapitalizations of control investments, and higher loan and fee income resulting from an increasing investment portfolio.

For the year ended December 31, 2012, total investment income increased $7.3 million, or 41.5% compared to the fiscal year ended December 31, 2011. The increase from the prior year relates to higher loan and fee income resulting from an increasing investment portfolio.

Operating expenses

The composition of our expenses for the years ended December 31, 2013, 2012 and 2011 was as follows (dollars in thousands):

	For the Year Ended December 31,
	2013	2012	2011
Interest expense and amortization of deferred financing fees	$8,384	$7,853	$5,476
Management fees net of management fee waiver	4,731	4,043	2,651
Incentive fees	1,525	—	—
General and administrative expenses	1,309	119	585
Total expenses net of management fee waiver	$15,949	$12,015	$8,712

Operating expenses for the year ended December 31, 2013 increased $3.9 million over the year ended December 31, 2012. The increase is attributable to an incentive fee of $1.5 million under the new advisory agreement, and $0.9 million of general and administrative expenses following the IPO on September 30, 2013.

Operating expenses for the year ended December 31, 2012 increased $3.3 million over the year ended December 31, 2011. Interest expense increased $2.4 million, resulting from $35.0 million of SBA-guaranteed debenture advances during 2012, and $72.7 million of advances during 2011.

Net realized gains/losses on sales of investments

During the years ended December 31, 2013, 2012 and 2011, we recognized $2.2 million, $1.6 million and $3.0 million of net realized gains on our portfolio investments, respectively.

Net unrealized appreciation on investments

Net change in unrealized appreciation on investments reflects the net change in the fair value of our investment portfolio. For the years ended December 31, 2013, 2012 and 2011, we had $7.2 million, $35.1 million and $13.5 million of unrealized appreciation, respectively, on portfolio investments. During 2012, unrealized appreciation on investments was significantly higher than 2013 or 2011, primarily related to appreciation on two equity investments.

Changes in net assets resulting from operations

For the fiscal years ended December 31, 2013, 2012 and 2011 we recorded a net increase in net assets resulting from operations of $28.9 million, $49.6 million, and $25.3 million, respectively. Based on the weighted average shares of common stock outstanding for the year ended December 31, 2013, our per share net increase in net assets resulting from operations was $2.22.

Financial Condition, Liquidity and Capital Resources

We received $74.25 million of net proceeds from our IPO. We intend to continue to generate cash from future offerings of securities, including the Notes sold in this offering, and cash flows from operations, including earnings on investments in our portfolio and future investments, as well as interest earned from the temporary investment of cash in U.S. government securities and other high-quality debt investments that mature in one year or less. In addition to our existing SBA-guaranteed debentures, we may, if permitted by regulation, seek to issue additional SBA-guaranteed debentures as well as other forms of leverage and borrow funds to make investments, including before we have fully invested the proceeds of this offering.

As of March 31, 2014, we had $57.6 million in cash and cash equivalents, and our net assets totaled $263.8 million.

Contractual obligations

We have entered into two contracts under which we have material future commitments, the Investment Advisory Agreement, pursuant to which the Investment Advisor serves as our investment adviser, and the Administration Agreement, pursuant to which our Administrator agrees to furnish us with certain administrative services necessary to conduct our day-to-day operations. Payments under the Investment Advisory Agreement in future periods will be equal to: (1) a percentage of the value of our gross assets; and (2) an incentive fee based on our performance. Payments under the Administration Agreement will occur on an ongoing basis as expenses are incurred on our behalf by our Administrator.

The Investment Advisory Agreement and the Administration Agreement are each terminable by either party without penalty upon 60 days’ written notice to the other. If either of these agreements is terminated, the costs we incur under new agreements may increase. In addition, we will likely incur significant time and expense in locating alternative parties to provide the services we expect to receive under both our Investment Advisory Agreement and our Administration Agreement. Any new Investment Advisory Agreement would also be subject to approval by our stockholders.

A summary of the Company’s significant contractual payment obligations as of March 31, 2014 is as follows (dollars in thousands):

	Contractual Obligations Payments Due by Period
	Less Than 1 Year	1 – 3 Years	3 – 5 Years	More Than 5 Years	Total
SBA-Guaranteed Debentures	$—	$21,500	$5,000	$165,700	$192,200
Total Contractual Obligations	$—	$21,500	$5,000	$165,700	$192,200

Distributions

In order to qualify as a RIC and to avoid U.S. federal corporate level income tax on the income we distribute to our stockholders, we are required to distribute at least 90% of our net ordinary income and our net short-term capital gains in excess of net long-term capital losses, if any, to our stockholders on an annual basis. Additionally, we must distribute an amount at least equal to the sum of 98% of our net ordinary income (during the calendar year) plus 98.2% of our net capital gain income (during each 12-month period ending on October 31) plus any net ordinary income and capital gain net income for preceding years that were not distributed during such years and on which we paid no U.S. federal income tax to avoid a U.S. federal excise tax. To the extent that we have income available, we intend to make quarterly distributions to our stockholders for the first four full quarters subsequent to our IPO and then make monthly distributions thereafter. Our monthly stockholder distributions, if any, will be determined by our Board on a quarterly basis. Any distribution to our stockholders will be declared out of assets legally available for distribution.

We may not be able to achieve operating results that will allow us to make distributions at a specific level or to increase the amount of our distributions from time to time. In addition, we may be limited in our ability to make distributions due to the asset coverage requirements applicable to us as a BDC under the 1940 Act. If we do not distribute a certain percentage of our income annually, we will suffer adverse tax consequences, including the possible loss of our qualification as a RIC. We cannot assure stockholders that they will receive any distributions.

To the extent our taxable earnings fall below the total amount of our distributions for that fiscal year, a portion of those distributions may be deemed a return of capital to our stockholders for U.S. federal income tax purposes. Thus, the source of a distribution to our stockholders may be the original capital invested by the stockholder rather than our income or gains. Stockholders should read any written disclosure accompanying any stockholder distribution carefully and should not assume that the source of any distribution is our ordinary income or capital gains.

We have adopted an “opt out” dividend reinvestment plan for our common stockholders. As a result, if we declare a distribution, then stockholders’ cash distributions will be automatically reinvested in additional shares of our common stock unless a stockholder specifically “opts out” of our dividend reinvestment plan. If a stockholder opts out, that stockholder will receive cash distributions. Although distributions paid in the form of additional shares of our common stock will generally be subject to U.S. federal, state and local taxes in the same manner as cash distributions, stockholders participating in our dividend reinvestment plan will not receive any corresponding cash distributions with which to pay any such applicable taxes.

Related Parties

We have entered into the Investment Advisory Agreement with the investment adviser. Mr. Alala, our chief executive officer, president and chairman of our Board, is the managing partner and chief investment officer of our investment adviser, and Mr. Broyhill, a member of our Board, has an indirect controlling interest in the investment adviser.

In addition, the investment adviser’s investment team also manages Fund IV, a private investment limited partnership providing financing solutions to smaller and lower middle-market companies that had its first closing in March 2013 and obtained SBA approval for its SBIC license in April 2013. In addition to Fund IV, affiliates of the investment adviser may manage several affiliated funds whereby institutional limited partners in Fund IV, have had the opportunity to co-invest with Fund IV in portfolio investments. The investment adviser and its affiliates may also manage other funds in the future that may have investment mandates that are similar, in whole and in part, with ours. The investment adviser and its affiliates may determine that an investment is appropriate for us and for one or more of those other funds. In such event, depending on the availability of such investment and other appropriate factors, the investment adviser or its affiliates may determine that we should invest side-by-side with one or more other funds. Any such investments will be made only to the extent permitted by applicable law and interpretive positions of the SEC and its staff, and consistent with the investment adviser’s allocation procedures. We do not expect to make co-investments, or otherwise compete for investment opportunities, with Fund IV because its focus and investment strategy differ from our own.

We have entered into a license agreement with the investment adviser, pursuant to which the Investment Advisor has agreed to grant us a non-exclusive, royalty-free license to use the name “Capitala.”

We have entered into the Administration Agreement with our Administrator. Pursuant to the terms of the Administration Agreement, our administrator provides us with the office facilities and administrative services necessary to conduct our day-to-day operations. Mr. Alala, our chief executive officer, president and chairman of our Board, is the chief executive officer, president and a director of our administrator, and Mr. Broyhill, a member of our Board, is the trustee of a trust that has a controlling interest in our administrator.

Off-balance sheet arrangements

We have no off-balance sheet arrangements that have or are reasonably likely to have a current or future effect on our financial condition, changes in financial condition, revenues or expenses, results of operations, liquidity, capital expenditures or capital resources.

Recent Developments

On April 1, 2014, the Company received $8.0 million in principal prepayments on AAE Acquisition, LLC senior secured term debt.

On April 28, 2014, the Company originated a $250 thousand line of credit in Market E’s, LLC that has a contractual interest rate of 10%.

On May 5, 2014, the Company originated a $1.0 million subordinated loan to Sparus Holdings, Inc that has a contractual interest rate of 12% cash, 2% PIK.

On May 8, 2014, the Company originated a $3.8 million senior term loan and a $1.1 million delayed draw term loan in U.S. Well Services, LLC that have contractual interest rates of Libor + 11.5%.

On May 8, 2014, the Company’s Board declared a quarterly dividend of $0.47 per share payable on June 26, 2014 to holders of record as of June 9, 2014.

On June 10, 2014, we received an exemptive order from the SEC exempting us, Fund II and Fund III from certain provisions of the 1940 Act (including an exemptive order granting relief from the asset coverage requirements for certain indebtedness issued by Fund II and Fund III as SBICs) and from certain reporting requirements mandated by the Exchange Act with respect to Fund II and Fund III. We intend to comply with the conditions of the order.

SENIOR SECURITIES

Information about the senior securities of Fund II and Fund III is shown in the following table as of March 31, 2014 and December 31 for the years indicated in the table. The information as of March 31, 2014 is derived from the unaudited consolidated financial statements of Capitala Finance Corp. The information as of December 31, 2013 has been derived from Capitala Finance Corp.’s consolidated financial statements that have been audited by an independent registered public accounting firm and are included in this prospectus. Ernst & Young LLP’s report on the senior securities table as of December 31, 2013 is attached as an exhibit to the registration statement of which this prospectus is a part. The information as of December 31, 2012 and 2011 has been derived from the financial statements of Fund II and Fund III that have been audited by an independent registered public accounting firm. Dixon Hughes Goodman LLP’s reports on the senior securities table as of December 31, 2012 and 2011 are incorporated by reference as exhibits to the registration statement of which this prospectus is a part. The information as of December 31, 2010, 2009, 2008, 2007, 2006, 2005, 2004 and 2003 has been derived from the financial statements of Fund II and Fund III that were subject to SBA-required statutory audits.

Class and Year	Total Amount Outstanding Exclusive of Treasury Securities(1)	Asset Coverage per Unit(2)	Involuntary Liquidation Preference per Unit(3)	Average Market Value per Unit(4)
	(in thousands)
Capitala Finance Corp. SBA-guaranteed debentures
2014 (as of March 31, 2014, unaudited)(5)	$192,200	$2,400	—	N/A
2013	$202,200	$2,300	—	N/A
Fund II SBA-guaranteed debentures
2012	$52,200	2,000	—	N/A
2011	52,200	1,600	—	N/A
2010	36,500	1,600	—	N/A
2009	36,500	1,500	—	N/A
2008	31,500	1,400	—	N/A
2007	31,500	1,600	—	N/A
2006	31,500	1,600	—	N/A
2005	20,000	1,400	—	N/A
2004	10,000	1,500	—	N/A
2003	—	—	—	N/A
Fund III SBA-guaranteed debentures
2012	$125,000	1,700	—	N/A
2011	90,000	1,700	—	N/A
2010	33,000	1,900	—	N/A
2009	—	—	—	N/A
2008	—	—	—	N/A
2007	—	—	—	N/A

(1)	Total amount of each class of senior securities outstanding at the end of the period presented.
(2)	Asset coverage per unit is the ratio of the carrying value of our total consolidated assets, less all liabilities and indebtedness not represented by senior securities, to the aggregate amount of senior securities representing indebtedness. Asset coverage per unit is expressed in terms of dollar amounts per $1,000 of indebtedness.
(3)	The amount to which such class of senior security would be entitled upon the involuntary liquidation of the issuer in preference to any security junior to it. The “—” indicates information that the SEC expressly does not require to be disclosed for certain types of senior securities.
(4)	Not applicable because the senior securities are not registered for public trading.
(5)	During the period from March 31, 2014 to June 9, 2014, we have not issued any senior securities or other indebtedness nor have we repaid any senior securities that were outstanding as of March 31, 2014.

BUSINESS

We are an externally managed non-diversified closed-end management investment company that has elected to be treated as a BDC under the 1940 Act. We are managed by Capitala Investment Advisors, and Capitala Advisors Corp. provides the administrative services necessary for us to operate. We were formed to continue and expand the business of the Legacy Funds by making additional investments to the extent permitted by the SBA, as well as to make investments in portfolio companies directly at the Capitala Finance level. We do not expect that the investments we make through the Legacy Funds will be materially different from the investments we make at the Capitala Finance level.

We invest primarily in traditional mezzanine, senior subordinated and unitranche debt, as well as senior and second-lien loans and, to a lesser extent, equity securities issued by smaller and lower middle-market companies. We target companies in a diverse range of industries with a focus on the business services, manufacturing, consumer and retail, energy and healthcare industries, in which we believe we have particular expertise. These companies typically will have sufficient cash flow to cover debt service and, to a lesser extent, tangible and intangible assets available as collateral and security against our loan. We believe this provides us with an attractive risk-adjusted return profile, while protecting principal and increasing the likelihood of repayment.

Our Investment Strategy

Our investment objective is to generate both current income and capital appreciation through debt and equity investments. We expect the companies in which we invest will generally have between $5 million and $30 million in trailing twelve month EBITDA. We believe our focus on mezzanine and senior subordinated loans enables us to receive higher interest rates and more substantial equity participation. We may also invest in first-lien, senior secured positions in “stretch” senior secured loans, also referred to as “unitranche” loans, which combine characteristics of traditional first-lien senior secured loans and subordinated loans, providing us with greater influence and security in the primary collateral of a borrower and potentially mitigating loss of principal should a borrower default. In addition to debt securities, we may acquire equity or detachable equity-related interests (including warrants) from a borrower. Typically, the debt in which we invest is not initially rated by any rating agency; however, we believe that if such investments were rated, they would be rated below investment grade. Below investment grade securities, which are often referred to as “high yield” or “junk,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. We intend to target investments that mature in four to six years from our investment.

We typically will not limit our loan commitments to a percentage of a traditional borrowing base, although we attempt to protect against risk of loss on our debt investments by structuring, underwriting and pricing loans based on anticipated cash flows of our borrowers. As of the time of our IPO, Fund I, Fund II and Fund III underwrote investments in 78 smaller and lower middle-market companies totaling more than $475 million of invested capital since 2000, and we believe that a continuation of this strategy allows us to make structured investments with more attractive pricing and greater opportunities for meaningful equity participation than traditional asset-based, senior secured loans. Further, we believe that we benefit from our investment adviser’s long-standing relationships with many private equity fund sponsors, whose participation in portfolio companies, we believe, makes repayment from refinancing, asset sales and/or sales of the borrowers themselves more likely than a strategy whereby we consider investments only in founder-owned or non-sponsored borrowers.

Capitala Investment Advisors

We are managed by Capitala Investment Advisors, whose investment team members have significant and diverse experience financing, advising, operating and investing in smaller and lower middle-market companies. Moreover, our investment adviser’s investment team has refined its investment strategy by sourcing, reviewing, acquiring and monitoring 82 portfolio companies totaling more than $550 million of invested capital from 2000 through March 31, 2014. Capitala Investment Advisors’ investment team also manages CapitalSouth Partners SBIC Fund IV, L.P. (“Fund IV”), a private investment limited partnership providing financing solutions to companies that generate between $5 million and $50 million in annual revenues and have between $1 million and $5 million in annual EBITDA. Fund IV had its first closing in March 2013 and obtained SBA approval for its SBIC license in April 2013. In addition to Fund IV, affiliates of Capitala

Investment Advisors may manage affiliated funds from time to time. We will not co-invest in transactions with other entities affiliated with Capitala Investment Advisors unless we obtain an exemptive order from the SEC or do so in accordance with existing regulatory guidance. We do not expect to make co-investments, or otherwise compete for investment opportunities, with Fund IV because its focus and investment strategy differ from our own.

Our investment adviser is led by Joseph B. Alala, III, our chief executive officer, president, chairman of our Board of Directors and the managing partner and chief investment officer of our investment adviser, Hunt Broyhill, a partner of our investment adviser, Stephen A. Arnall, our chief financial officer, and John F. McGlinn, our chief operating officer, secretary and treasurer, and a director of our investment adviser. Messrs. Alala, Broyhill and McGlinn serve as our investment adviser’s investment committee. They are assisted by Christopher B. Norton and Michael S. Marr, who both serve as directors of our investment adviser, as well as ten other investment professionals. See “Portfolio Management.”

Our investment adviser’s investment committee, as well as certain key investment team members that are involved in screening and underwriting portfolio transactions, have worked together for more than ten years. These investment professionals have an average of over 20 years of experience in various finance-related fields, including operations, corporate finance, investment banking, business law and merchant banking, and have collectively developed a broad network of contacts that can offer us investment opportunities. Much of our investment adviser’s investment team has worked together screening opportunities, underwriting new investments and managing a portfolio of investments in smaller and lower middle-market companies through two recessions, a credit crunch, the dot-com boom and bust and a historic, leverage-fueled asset valuation bubble.

Corporate History

Immediately prior to the IPO, through the Formation Transactions, we acquired all the equity interests in Fund II, Fund III, Florida Sidecar Fund and each such fund’s respective general partners, as well as certain assets from Fund I and Fund III Parent Fund, which collectively constitute the Legacy Portfolio. At the time of the Formation Transactions, the Legacy Portfolio consisted of: (1) approximately $326.3 million in investments; (2) an aggregate of approximately $67.1 million in cash, interest receivable and other assets; and (3) liabilities of approximately $202.2 million of SBA-guaranteed debt payable. In connection with the Formation Transactions, we issued an aggregate of approximately 9.0 million shares of our common stock to the investors in the Legacy Funds. We have two SBIC-licensed subsidiaries that have elected to be treated as BDCs under the 1940 Act.

Set forth below is a diagram of our current organizational structure:

(1)	Capitala Finance also owns 100% of the general partners of each of Florida Sidecar Fund, Fund II and Fund III. These general partners do not hold any portfolio investments.
(2)	Includes the investments acquired from Fund I and Fund III Parent through the Formation Transactions.

Our Portfolio

As of March 31, 2014, the investments in our portfolio were comprised of approximately $264.7 million in debt investments and $126.5 million in equity investments and warrants across 43 portfolio companies. The debt investments in our portfolio had a weighted average annualized yield of approximately 13.8% as of March 31, 2014, which includes a cash component of approximately 13.0% and a payment-in-kind (“PIK”) interest component of approximately 0.8%. PIK interest represents contractually deferred interest added to the loan balance that is generally due at the end of the loan term and recorded as interest income on an accrual basis to the extent such amounts are expected to be collected.

As of March 31, 2014, the debt investments in our portfolio had a weighted average time to maturity of 3.1 years and a yield to maturity of 15.7%. Our debt investments also had a weighted average debt to EBITDA multiple of approximately 3.9x and interest coverage ratio of 3.6x. In addition, our debt investments have structural protections, including default penalties, information rights, affirmative, negative and financial covenants, such as lien protection and prohibitions against change of control and, as needed, intercreditor agreements to protect second lien positions.

The following charts summarize our portfolio mix of investments by security type, industry and region based on fair value as of March 31, 2014.

Mix of Investments by Security Type

Mix of Investments by Industry

Mix of Investments by Region

Market Opportunity

We believe that the current credit environment provides significant opportunities to achieve attractive risk-adjusted returns on the types of cash flow-based loans to smaller and lower middle-market companies that we intend to make. In particular, we believe that due to factors affecting lending institutions (including but not limited to consolidation, capital constraints and regulatory changes) and the failure of non-bank financing vehicles during and immediately following the 2008 – 2009 recession, demand for financing from smaller and lower middle-market companies exceeds, and will continue to exceed, the investment capacity of lenders that have traditionally served this market. We review investment opportunities throughout the United States. Based on our location and our investment adviser’s 15-year track record, we target our business development efforts in the Southeast, Southwest and Mid-Atlantic capital markets, which are in some of the fastest growing regional economies in the country. According to the U.S. Bureau of Economic Analysis, from 2002 to 2012, the Southeast, Southwest and Mid-Atlantic regions collectively had real GDP growth and population growth of 18.0% and 10.8%, respectively, compared to U.S. real GDP growth and U.S. population growth of 16.2% and 8.9%, respectively.

We believe that the following characteristics of the current credit markets combined with certain long-term trends associated with lending to smaller and lower middle-market companies provide a strong market environment.

•	Strong Demand For Capital Coupled with Fewer Providers. We believe there has been a combination of growing demand for capital and an underserved market for capital addressing smaller and lower middle-market borrowers. We believe there is robust demand for both continued growth capital and refinancing capital as debt facilities become due at a time when there is a significant lack of willing and qualified capital providers. We believe these market conditions have been further exacerbated in the current environment due to:
•	recent domestic and international regulatory changes, including Basel III and Federal Reserve regulations, have resulted in the contraction of banks’ lending capacities and a related de-emphasis on product offerings to smaller and lower middle-market companies;
•	the elimination of many specialized lenders from the market due to lack of capital as a result of various factors including the shrinking of the securitization market or their own poor performance; and
•	the need for certain remaining capital providers to reduce lending activities due to reduced access to capital and the overall deleveraging of the financial market.

We expect bank lending to small-cap companies to continue to be constrained for several years as the Basel Committee on Banking Supervision’s international regulatory framework for banks, also known as the Basell III rules, phase in. The chart below shows that the lending activity of smaller U.S. commercial banks (defined as banks with $100 million to $1.0 billion in assets), which we believe lend to the smaller and lower middle-market companies, remains constrained and has continued to contract since the 2008 crisis. In addition, the number of FDIC-insured commercial banks and savings institutions has declined from 1998 through December 2013 by approximately 35%. We believe that the relative decline in competition drives a higher volume of deal flow to us.

Bank Lending Activity

Source: FDIC

FDIC-insured commercial banks & savings institutions

Source: FDIC

In addition, numerous non-bank lenders, such as hedge funds, active in leveraged loans have contracted during the recent financial crisis, while others exited the lending market due to balance sheet pressures.

Active institutional loan investor groups (Investor groups that made 10 or more primary commitments per year)

Source: Standard & Poor’s Leveraged Commentary & Data

•	More Conservative Deal Structures and Attractive Return Profiles. As a result of traditional lenders having been hurt by loans underwritten prior to the 2008 – 2009 economic recession, borrowers have generally been required to maintain more equity as a percentage of their total capitalization. With more conservative capital structures, middle market companies have exhibited higher levels of cash flows available to service their debt. In addition, middle market companies often are characterized by simpler capital structures than larger borrowers, which facilitates a streamlined underwriting process.

Equity Contribution of Middle-Market LBOs

Source: Standard & Poor’s Leveraged Commentary & Data

Further, the withdrawal of many traditional senior lenders from the market, combined with reduced leverage levels and a restoration of prudent loan conditions and covenant levels, allows for specialty finance companies making unitranche and cash flow-based senior or subordinated loans to charge premium risk-adjusted pricing, while subordinated only to a modest amount of senior asset-based debt (if not maintaining first lien senior secured positions over the loan collateral provided by the borrowers).

•	Underserved Capital Markets. We believe that the Southeast, Southwest and Mid-Atlantic capital markets are less-served than other larger, more mature capital markets (i.e., the Northeast, Midwest and West Coast). Likewise, we believe that the impact of credit contraction as a result of lender consolidation, departure or refocusing will continue to disproportionately impact the smaller and lower middle-market companies that the Legacy Funds have supported since 2000.

Our Competitive Advantages

We believe that we are well positioned to take advantage of investment opportunities in smaller and lower middle-market companies due to the following competitive advantages:

•	Focus on Seasoned, Smaller and Lower Middle-Market Companies in Underserved Capital Markets. Most of our capital is invested in companies that need growth capital, acquisition financing or funding to recapitalize or refinance existing debt facilities. We generally seek to avoid investing in high-risk, early-stage enterprises that are only beginning to develop their market share or build their management and operational infrastructure. We believe our target portfolio companies are generally considered too small for, or remote from, large, competitive capital markets, or in underserved industries or sectors. Further, we anticipate that some investments will require our industry-specific knowledge and expertise. As a result, we believe we can negotiate loan terms that typically will possess better risk-adjusted return profiles than loan terms to larger, more mainstream companies. We will generally seek to avoid aggressive, direct competition with other capital providers with respect to specific transactions in order to avoid the less favorable terms we believe are typically associated with competitive biddings. While we will consider investment opportunities from anywhere in the United States and we recognize the importance of geographic diversification, we continue to focus on smaller, underserved capital markets. We are headquartered in Charlotte, North Carolina. We have offices in Raleigh, North Carolina; Louisville, Kentucky; Fort Lauderdale,

Florida, Atlanta, Georgia and Washington, D.C. We have an historical track record with numerous investment firms and deal sources across the Southeast, Southwest and Mid-Atlantic regions. We believe we are well positioned to continue to source high quality investment opportunities throughout these regions.
•	Flexible, Customized Financing Solutions to Provide Attractive Risk-Adjusted Returns. Based on our prior experience, we can offer our portfolio companies (and their financial sponsors) a variety of attractive bespoke financing structures to meet their capital needs. We expect to continue to focus on mezzanine and senior subordinated debt investments and senior, cash flow-based “unitranche” debt investments, coupled with equity interests, either in the form of detachable “penny” warrants or equity co-investments made pari passu with financial sponsors. As of March 31, 2014, the weighted average annualized yield of the Legacy Portfolio’s debt investments was approximately 13.8%, which includes a cash component of approximately 13.0% and a PIK interest component of approximately 0.8%, and a yield to maturity of 15.7%. In addition, our debt investments have structural protections, including default penalties, information rights, affirmative, negative and financial covenants, such as lien protection and prohibitions against change of control, and, as needed, intercreditor agreements to protect second lien positions.
•	Disciplined Underwriting Policies and Rigorous Portfolio Management. We pursue rigorous due diligence of all prospective investments regardless of whether a potential investment was sourced directly by our investment adviser or we are invited to invest as part of a lending syndicate. Our investment adviser’s investment team has developed an extensive underwriting due diligence process, which includes a review of the operational, financial, legal and industry performance and outlook for the prospective investment, including quantitative and qualitative stress tests, review of industry data and analyst coverage and consultation with outside experts regarding the creditworthiness of the borrower and the potential equity upside. These processes continue during the portfolio monitoring process, when our investment adviser will analyze monthly and/or quarterly financial statements versus previous periods and the budget provided by the borrower, review financial projections, conduct field examinations, meet with management, attend board meetings, review all compliance certificates and covenants and regularly assess the financial and business conditions and prospects of portfolio companies.
•	Lower-Cost SBA-Guaranteed Debentures. As licensed SBICs, Fund II and Fund III have issued fixed low-interest rate, long-term debentures that are guaranteed by the SBA, securitized, and ultimately sold in the capital markets. We believe these lower-cost existing debentures and any additional SBA-guaranteed debentures we may be permitted to issue in the future will allow us to increase our net interest income beyond the level that would otherwise be attainable without such leverage or by utilizing traditional higher-cost leverage obtained from conventional financial institutions.
•	Established Direct Origination Platform with Extensive Deal Sourcing Infrastructure. Our investment adviser’s investment team has reviewed, on average, over 800 investment opportunities per year since 2008. We anticipate that our principal source of investment opportunities will continue to be sell-side intermediaries and private equity sponsors investing in the same types of smaller and lower middle-market companies in which we seek to invest. We believe our investment adviser’s track record, extensive experience in multiple industries and investments with multiple private equity sponsors have strengthened our relationships with private equity sponsors and will lead to new ones. Our investment adviser’s investment team will seek to leverage its extensive network of additional referral sources, including law firms, accounting firms, financial, operational and strategic consultants and financial institutions, with whom we have completed investments made by the Legacy Funds. All these relationships should continue to enable us to review a significant amount of high quality, direct (or non-brokered) deal flow, lead to a stable, continuing source of high quality investment opportunities, and provide significant benefits to our investments, such as thorough due diligence, an additional primary layer of investment monitoring and management and a backup source of additional equity funding.

•	Experienced Management Team with Proven Track Record. We believe that our investment adviser’s investment team is one of the leading capital providers to smaller and lower middle-market companies in the Southeast, Southwest and Mid-Atlantic regions. Since their respective formations in 1998, 2002 and 2007 until the IPO, Fund I, Fund II and Fund III had invested in excess of $46.9 million, $151.8 million and $278.9 million in 79, 117, and 78 transactions, respectively. As of the IPO, approximately $9.1 million, $9.6 million and $15.7 million of distributions and/or invested capital, as the case may be had been paid to investors, and approximately $4.2 million, $26.2 million and $75 million of funded capital remains outstanding in Fund I, Fund II and Fund III, respectively. Fund I, Fund II and Fund III were generally invested in the same types of portfolio investments that we target. Our investment adviser’s investment committee, as well as certain key investment team members that are involved in screening and underwriting portfolio transactions, have worked together for more than ten years, and have an average of over 20 years of experience in finance-related fields. These five investment professionals have worked together screening opportunities, underwriting new investments in, and managing a portfolio of, investments in smaller and lower middle-market companies through two recessions, a credit crunch, the dot-com boom and bust and a historic, leverage-fueled asset valuation bubble. Moreover, the investment team has refined its investment strategy through the sourcing, reviewing, executing and monitoring of 82 portfolio companies totaling more than $550 million of invested capital through March 31, 2014. Each member brings a complementary component to a team well-rounded in finance, accounting, operations, strategy, business law and executive management.

SBIC Licenses

Fund II and Fund III, which are our wholly owned subsidiaries, are licensed to act as SBICs and are regulated by the SBA. As of March 31, 2014, investments in Fund II and Fund III accounted for approximately 21.3% and 61.3%, respectively, of our total portfolio. As of March 31, 2014, Fund II and Fund III had $42.2 million and $150 million, respectively, of SBA-guaranteed debentures outstanding under the SBIC program. Fund II and Fund III are fully drawn and may not make borrowings in excess of their aggregate $192.2 million of SBA-guaranteed debentures outstanding as of March 31, 2014.

The SBIC licenses allow our SBIC subsidiaries to borrow funds by issuing SBA-guaranteed debentures, subject to the issuance of a capital commitment by the SBA and other customary procedures. The SBA regulations require, among other things, that a licensed SBIC be examined periodically and audited by an independent auditor to determine the SBIC’s compliance with the relevant SBA regulations.

Under current SBA regulations, a licensed SBIC may provide capital to those entities that have a tangible net worth not exceeding $18.0 million and an average annual net income after U.S. federal income taxes not exceeding $6.0 million for the two most recent fiscal years. In addition, a licensed SBIC must devote 25.0% of its investment activity to those entities that have a tangible net worth not exceeding $6.0 million and an average annual net income after U.S. federal income taxes not exceeding $2.0 million for the two most recent fiscal years. The SBA regulations also provide alternative size standard criteria to determine eligibility, which depend on the industry in which the business is engaged and are based on factors such as the number of employees and gross sales. The SBA regulations permit licensed SBICs to make long-term loans to small businesses, invest in the equity securities of such businesses and provide them with consulting and advisory services. The SBA also places certain limitations on the financing terms of investments by SBICs in portfolio companies and prohibits SBICs from providing funds for certain purposes or to businesses in a few prohibited industries. Compliance with SBA requirements may cause Fund II and Fund III to forego attractive investment opportunities that are not permitted under SBA regulations.

Further, the SBA regulations require that a licensed SBIC be periodically examined and audited by the SBA to determine its compliance with the relevant SBA regulations. The SBA prohibits, without prior SBA approval, a “change of control” of an SBIC or transfers that would result in any person (or a group of persons acting in concert) owning 10.0% or more of a class of capital stock of a licensed SBIC. If either Fund II or Fund III fails to comply with applicable SBA regulations, the SBA could, depending on the severity of the violation, limit or prohibit Fund II’s and Fund III’s use of debentures, declare outstanding debentures immediately due and payable, and/or limit Fund II and Fund III from making new investments. Such actions by the SBA would, in turn, negatively affect us because Fund II and Fund III are our wholly owned subsidiaries. Fund II and Fund III were in compliance with the terms of the SBA’s leverage as of March 31, 2014 as a result of having sufficient capital as defined under the SBA regulations. See “Regulation as a Business Development Company — Small Business Investment Company Regulations.”

Investments

We will engage in various investment strategies from time to time in order to achieve our overall lending and investment objectives. Our strategies will generally require current cash yields and sensible leverage and fixed charge coverage ratios and either a first- or second-lien position (subject to limited instances in which we will not obtain security) in the collateral of the portfolio company. The strategy we select will depend upon, among other things, market opportunities, the skills and experience of our investment adviser’s investment team, the result of our financial, operational and strategic evaluation of the opportunity, and our overall portfolio composition. Most of our existing debt investments offer, and we expect most of our future debt investments will offer, the opportunity to participate in a borrower’s equity performance through warrant participation, direct equity ownership or otherwise, and many notes that we purchase will require the borrower to pay an early termination fee. Collectively, these attributes have been, and are expected to be, important contributors to the returns generated by our investment adviser’s investment team.

Capitala Investment Advisors’ investment team uses a disciplined investment, portfolio monitoring and risk management process that emphasizes strict underwriting standards and guidelines, strong due diligence investigation, regular portfolio review, analysis and performance-guided responses, and proper investment diversification. We allocate capital among different industries, geographies and private equity sponsors on the basis of relative risk/reward profiles as a function of their associated downside risk, volatility, perceived fundamental risk and our ability to obtain favorable investment protection terms.

Types of Investments

We will target debt investments that yield meaningful current income and, in many cases, provide the opportunity for capital appreciation through equity securities. In each case, the following criteria and guidelines are applied to the review of a potential investment; however, not all criteria are met in every single investment in our portfolio, nor do we guarantee that all criteria will be met in the investments we will make in the future.

•	Established Companies With Positive Cash Flow. We seek to invest in established companies with a history of generating revenues and positive cash flows. We intend to focus on companies with a history of profitability and minimum trailing twelve-month EBITDA of $5 million. We do not intend to invest in start-up companies, distressed or “turn-around” situations or companies with business plans that we do not understand.
•	Experienced Management Teams with Meaningful Investment. We seek to invest in companies in which senior or key managers have significant company- or industry-level experience and have significant equity ownership. It has been our experience that these management teams are more committed to the company’s success and more likely to manage the company in a manner that protects our debt and equity investments.
•	Significant Invested Capital. We believe that the existence of an appropriate amount of equity beneath our debt capital provides valuable support for our investment. In addition, the degree to which the particular investment is a meaningful one for the portfolio company’s financial sponsor, and the financial sponsor’s ability and willingness to invest additional equity capital as and to the extent necessary, are also important considerations.
•	Appropriate Capital Structures. We seek to invest in companies that are appropriately capitalized. First, we examine the amount of equity that is being invested by the company’s private equity sponsor to determine whether there is a sufficient capital cushion beneath our invested capital. We also analyze the amount of leverage, and the characteristics of senior debt with lien priority over our investment.
•	Strong Competitive Position. We intend to invest in companies that have developed strong, defensible product or service offerings within their respective market segments. These companies should be well positioned to capitalize on organic and strategic growth opportunities, and should compete in industries with strong fundamentals and meaningful barriers to entry. We further analyze prospective portfolio investments in order to identify competitive advantages within their industry, which may result in superior operating margins or industry-leading growth.
•	Customer and Supplier Diversification. We expect to invest in companies with sufficiently diverse customer and supplier bases. We believe these companies will be better able to endure industry consolidation, economic contraction and increased competition than those that are not sufficiently diversified. However, we also recognize that from time to time, an attractive investment opportunity with some concentration among its customer base or supply chain will present itself. We believe that concentration issues can be evaluated and, in some instances (whether due to supplier or customer product or platform diversification, the existence and quality of long-term agreements with such customers or suppliers or other select factors), mitigated, thus presenting a superior risk-adjusted pricing scenario.

Debt Investments

Capitala Investment Advisors’ investment team tailors the terms of each debt investment to the facts and circumstances of the transaction, the needs of the prospective portfolio company and, as applicable, its financial sponsor, negotiating a structure that seeks to protect our rights and manage our risk while creating incentives for the portfolio company to achieve its business plan. As of March 31, 2014, 44% of our debt investments were secured by a first lien on the assets of the portfolio company, 54% of our debt investments were secured by a second lien on the assets of the portfolio company and 2% of our debt investments were unsecured. We expect our primary source of return to be the monthly cash interest we will collect on our debt investments. We also typically seek board observation rights with each portfolio company and we offer (and have historically provided) managerial and strategic assistance to these companies. We seek to further protect invested principal by negotiating appropriate affirmative, negative and financial covenants in our debt documents that are conservative enough to represent a prudent cushion at closing or to budgeted projections, but that are flexible enough to afford our portfolio companies and their financial sponsors sufficient latitude to allow them to grow their businesses. Typical covenants include default triggers and remedies (including penalties), lien protection, leverage and fixed charge coverage ratios, change of control provisions and put rights. Most of our loans feature call protection to enhance our total return on debt investments that are repaid prior to maturity.

Most of our debt investments are structured as senior subordinated notes. On a fair market value basis, 49.2% of our debt investments consist of senior subordinated notes as of March 31, 2014. Senior subordinated notes are subordinate to senior debt provided by financial institutions (primarily, asset-based revolving credit facilities and, in some cases, term loans) but senior to other subordinated notes, including junior subordinated notes and seller notes. Our senior subordinated notes are typically issued with five-year terms and provide for fixed cash interest rates between 12.0% and 14.0% per annum. Some senior subordinated notes have PIK interest, which is a form of interest that is not paid currently in cash, but is accrued and added to the loan balance until paid at the end of the term. While we generally seek to minimize the percentage of our fixed return that is in the form of PIK interest, we sometimes receive PIK due to prevailing market conditions that do not support the overall blended interest yield on our debt investments being paid in all-cash interest. As of March 31, 2014, our weighted average PIK yield in our debt investments is 0.8%. In addition to yield in the form of current cash and PIK interest, most of our debt investments include an equity component, such as a warrant to purchase a common equity interest in the borrower for a nominal price. As of March 31, 2014, the weighted average annualized yield on all of our outstanding debt investments was 13.8%, the weighted average annualized yield, excluding PIK interest, was 13.0% and 54% of our debt investments came with detachable warrants.

We also opportunistically structure certain debt investments as senior secured or unitranche notes and as of March 31, 2014, 24.7% of the fair value of our Legacy Portfolio’s debt investments consisted of such investments. Senior secured loans will typically provide for a fixed interest rate and may contain some minimum amount of principal amortization, excess cash flow sweep feature, prepayment penalties, or any combination of the foregoing. Senior secured loans are secured by a first priority lien in all existing and future assets of the borrower and may take the form of term loans or delayed draw facilities. As of March 31, 2014,

26.1% of the fair value of our portfolio’s debt investments consisted of senior secured term loans with liens that are subordinated only to a senior secured revolving credit facility provider. Unitranche debt financing typically involves issuing one debt security that blends the risk and return profiles of both senior secured and subordinated debt in one debt security. We believe that unitranche debt can be attractive for many smaller and lower middle-market businesses, given the reduced structural complexity, single lender interface and elimination of intercreditor or potential agency conflicts among lenders.

Equity Investments

When we make a debt investment, we may be granted equity participation in the form of detachable warrants to purchase common equity in the company in the same class of security that the owners or equity sponsors receive upon funding. In addition, we may make non-control equity co-investments in conjunction with a loan transaction with a borrower. Capitala Investment Advisors’ investment team generally seeks to structure our equity investments, such as direct equity co-investments, to provide us with minority rights provisions and, as and to the extent available, event-driven put rights. They also seek to obtain limited registration rights in connection with these investments, which may include “piggyback” registration rights. In addition to warrants and equity co-investments, our debt investments in the future may contain a synthetic equity position.

Investment Process

Our investment adviser’s investment team is led by its investment committee and is responsible for all aspects of our investment process. The current members of the investment committee are Joseph B. Alala, III, our chief executive officer, president, chairman of our Board of Directors and the managing partner and chief investment officer of our investment adviser, Hunt Broyhill, a partner of our investment adviser, and John F. McGlinn, our chief operating officer, secretary and treasurer, and a director of our investment adviser. Christopher B. Norton and Michael S. Marr, also both serve as directors of our investment adviser, and Adam Richeson, Richard Wheelahan, our chief compliance officer, and J. Davis Hutchens each serves as a vice president of our investment adviser. While the investment strategy involves a team approach, whereby potential transactions are screened by various members of the investment team, Mr. Alala and one other member of the investment committee of Capitala Investment Advisors must approve investments in order for them to proceed. Messrs. Alala and McGlinn meet weekly and, together with Mr. Broyhill, on an as needed basis, depending on the nature and volume of investment opportunities. Capitala Investment Advisors’ investment committee has worked together for over ten years. See “Portfolio Management.” The stages of our investment selection process are as follows:

Deal Generation/Origination

Deal generation and origination is maximized through long-standing and extensive relationships with industry contacts, brokers, commercial and investment bankers, entrepreneurs, services providers (such as lawyers and accountants), as well as current and former clients, portfolio companies and investors. Our investment adviser’s investment team supplements these lead generators by also utilizing broader marketing efforts, such as attendance at prospective borrower industry conventions, an active calling effort to investment banking boutiques, private equity firms and independent sponsors that are also investing in high quality smaller and lower middle-market companies, and, most importantly, based on our investment adviser’s track record as a responsive, flexible, value-add lender and co-investor, as demonstrated by over 70 investments in smaller and lower middle-market businesses and equity co-investments with reputed private equity firms. We have developed a reputation as a knowledgeable and reliable source of capital, providing value-added industry advice and financing assistance to borrowers’ businesses and in executing financial sponsors’ growth strategies. Furthermore, with offices throughout the Southeast, we have the ability to cover a large geographical area and to market to unique groups from each office. Specifically, our Charlotte, Louisville, Raleigh, Fort Lauderdale, Atlanta, and Washington, D.C. offices cover significant territory that is traditionally underserved, allowing us to source a high volume of direct deal flow.

Screening

All potential investments that are received are screened for suitability and consistency with our investment criteria (see “— Due Diligence and Underwriting,” below). In screening potential investments, our investment adviser’s investment team utilizes the same value-oriented investment philosophy they employed in their work with the Legacy Funds and commits resources to managing downside exposure. If a potential investment meets our basic investment criteria, a deal team is assigned to perform preliminary due diligence. In doing so, we consider some or all of the following factors:

•	A comprehensive financial model that we prepare based on quantitative analysis of historical financial performance, financial projections made by management or the financial sponsor, as the case may be, and pro forma financial ratios assuming an investment consistent with possible structures. In analyzing our model, we test various investment structures, pricing options, downside scenarios and other sensitivities in order to better understand potential risks and possible financial covenant ratios.
•	The competitive landscape and industry dynamics impacting the potential portfolio company.
•	Strengths and weaknesses of the potential investment’s business strategy and industry outlook.
•	Results of a broad qualitative analysis of the company’s products or services, market position and outlook, customers, suppliers and quality of management.

If the results of this preliminary due diligence are satisfactory, the deal team prepares an executive summary that is presented to certain members our investment adviser’s investment committee in a meeting that includes all members of the portfolio and investment teams. This executive summary includes the following areas:

•	Company history and summary of product(s) and/or service(s);
•	An overview of investors, anticipated capital sources and transaction timing;
•	Investment structure and expected returns, including initial projected financial ratios;
•	Analysis of historical financial results and key assumptions;
•	Analysis of company’s business strategy;
•	Analysis of financial sponsor’s relevant experience or expected strategy;
•	Investment strengths, weaknesses and priority issues to be addressed in due diligence; and
•	Pro forma capitalization and ownership.

If our investment committee recommends moving forward, we issue a non-binding term sheet or indication of interest to the potential portfolio company and, when applicable, its financial sponsor. If a term sheet is successfully negotiated, we begin more formal due diligence and underwriting as we progress towards ultimate investment approval and closing.

Due Diligence and Underwriting

The completion of due diligence deliverables is led by at least two investment professionals; however, all investment and portfolio team members are regularly updated with due diligence progress, especially any issues that emerge. The two investment professionals leading the due diligence efforts are typically assigned to the original deal team that worked on the executive summary; however, post-term sheet deal teams sometimes contain one or more additional investment professionals and may include other professionals from business development, portfolio or other areas if a particular skill or experience set would be especially valuable in the due diligence process. The members of the underwriting team complete due diligence and analyze the relationships among the prospective portfolio company’s business plan, operations and expected financial performance. Due diligence touches upon some or all of the following:

•	On-site visits with management and relevant key employees;
•	In-depth review of historical and projected financial statements, including covenant calculation work sheets;
•	Interviews with customers and suppliers;
•	Management background checks;

•	Review of reports by third-party accountants, outside counsel and other industry, operational or financial experts, whether retained by us, or the financial sponsor;
•	Review of material contracts; and
•	Review of financial sponsor’s due diligence package and internal executive summaries.

Typically, we utilize outside experts to analyze the legal affairs, accounting systems and financial results and, where appropriate, we engage specialists to investigate certain issues. During the underwriting process, significant, ongoing attention is devoted to sensitivity analyses regarding whether a company might bear a significant “downside” case and remain profitable and in compliance with assumed financial covenants. These “downside” scenarios typically involve assumptions regarding the loss of key customers and/or suppliers, an economic downturn, adverse regulatory changes and other relevant stressors that we attempt to simulate in our quantitative and qualitative analyses. Further, we continually examine the effect of these scenarios on financial ratios and other metrics.

During the underwriting process, the executive summary that was completed for the initial investment committee presentation is updated and changes are presented at subsequent, weekly meetings of the investment committee for continued discussion and, to the extent applicable, the investment committee issues new instructions to the underwriting team from the investment committee.

Approval, Documentation and Closing

The underwriting team for the proposed investment presents the updated executive summary and key findings from due diligence to the investment committee on an ongoing, weekly basis. Prior to the commencement of documentation, approval from the investment committee is sought and, if approved, the underwriting professionals heretofore involved proceed to documentation.

At all times during the documentation process, the underwriting professionals who conducted the due diligence remain involved; likewise, all extensively negotiated documentation decisions are made by the lead underwriting team member, in accordance with input from at least one investment committee member and guidance from outside counsel. As and to the extent necessary, key documentation challenges are brought before the investment committee for prompt discussion and resolution. Upon the completion of satisfactory documentation and the satisfaction of closing conditions, final approval is sought from the investment committee before closing and funding.

Ongoing Relationships with Portfolio Companies

Monitoring

Our investment adviser will monitor our portfolio companies on an ongoing basis. It will monitor the financial trends of each portfolio company to determine if it is meeting its business plan and to assess the appropriate course of action for each company. We generally require our portfolio companies to provide annual audited financial statements, quarterly unaudited financial statements, in each case, with management discussion and analysis and covenant compliance certificates, and monthly unaudited financial statements. Using the monthly financial statements, we calculate and evaluate all financial covenants and additional financial coverage ratios that might not be part of our covenant package in the loan documents. For purposes of analyzing a portfolio company’s financial performance, we may adjust their financial statements to reflect pro forma results in the event of a recent change of control, sale, acquisition or anticipated cost savings.

Our investment adviser has several methods of evaluating and monitoring the performance and fair value of our investments, including the following:

•	Assessment of success in adhering to each portfolio company’s business plan and compliance with covenants;
•	Periodic and regular contact with portfolio company management and, if appropriate, the financial or strategic sponsor, to discuss financial position, requirements and accomplishments;
•	Comparisons to our other portfolio companies in the industry, if any;
•	Attendance at and participation in board meetings; and

•	Review of monthly and quarterly financial statements and financial projections for portfolio companies.

In addition to various risk management and monitoring tools, our investment adviser also uses an investment rating system to characterize and monitor our expected level of return on each investment in our portfolio.

As part of our valuation procedures, we risk rate all of our investments. In general, our investment rating system uses a scale of 1 to 5, with 1 being the lowest probability of default and principal loss. Our internal rating is not an exact system, but is used internally to estimate the probability of: (i) default on our debt securities and (ii) loss of our debt principal, in the event of a default. In general, our internal rating system may also assist our valuation team in its determination of the estimated fair value of equity securities or equity-like securities. Our internal risk rating system generally encompasses both qualitative and quantitative aspects of our portfolio companies.

Our internal investment rating system incorporates the following five categories:

Investment Rating	Summary Description
1	In general, the investment may be performing above our internal expectations. Full return of principal and interest is expected. Capital gain is expected.
2	In general, the investment may be performing within our internal expectations, and potential risks to the applicable investment are considered to be neutral or favorable compared to any potential risks at the time of the original investment. All new investments are initially given this rating.
3	In general, the investment may be performing below our internal expectations and therefore, investments in this category may require closer internal monitoring; however, the valuation team believes that no loss of investment return (interest and/or dividends) or principal is expected. The investment also may be out of compliance with certain senior or senior subordinated debt financial covenants.
4	In general, the investment may be performing below internal expectations and quantitative or qualitative risks may have increased materially since the date of the investment. Some loss of investment return and/or principal is expected.
5	In general, the investment may be performing substantially below our internal expectations and a number of quantitative or qualitative risks may have increased substantially since the original investment. Loss of some or all principal is expected.

Our investment adviser will monitor and, when appropriate, change the investment ratings assigned to each investment in our portfolio. As of March 31, 2014, the weighted average investment rating on the fair market value of the Legacy Portfolio was 1.7. In connection with our valuation process, our investment adviser will review these investment ratings on a quarterly basis, and our board of directors will affirm such ratings. The investment rating of a particular investment should not, however, be deemed to be a guarantee of the investment’s future performance.

The following table shows the distribution of our investments on the 1 to 5 investment performance rating scale at fair value as of March 31, 2014 (dollars in thousands):

Investment Performance Rating	Investments at Fair Value	Percentage of Total Investments
1	$189,803	48.5%
2	125,367	32.0
3	68,687	17.6
4	7,324	1.9
5	—	—
Total	$391,181	100.0%

The following table shows the distribution of our investments on the 1 to 5 investment performance rating scale at fair value as of December 31, 2013 (dollars in thousands):

Investment Performance Rating	Investments at Fair Value	Percentage of Total Investments
1	$183,194	50.2%
2	129,721	35.5
3	44,680	12.3
4	7,124	2.0
5	—	—
Total	$364,719	100.0%

Valuation Procedures

We will conduct the valuation of our assets, pursuant to which our net asset value shall be determined, at all times consistent with GAAP, the 1940 Act and SBA valuation guidelines. Our valuation procedures are set forth in more detail below:

Securities for which market quotations are readily available on an exchange shall be valued at such price as of the closing price on the day of valuation. We may also obtain quotes with respect to certain of our investments from pricing services or brokers or dealers in order to value assets. When doing so, we will determine whether the quote obtained is sufficient according to GAAP to determine the fair value of the security. If determined adequate, we will use the quote obtained.

Securities for which reliable market quotations are not readily available or for which the pricing source does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of our investment adviser or Board of Directors, does not represent fair value, shall each be valued as follows: (i) each portfolio company or investment is initially valued by the investment professionals responsible for the portfolio investment; (ii) preliminary valuation conclusions are documented and discussed with our senior management; (iii) independent third-party valuation firms engaged by, or on behalf of, the Board of Directors will conduct independent appraisals, review management’s preliminary valuations and prepare separate preliminary valuation conclusions on a selected basis such that each portfolio investment shall be independently reviewed at least annually (investments will not be selected for such review, however, if they (a) have a value as of the previous quarter of less than 2.0% of our gross assets as of the previous quarter, or (b) have a value as of the current quarter of less than 2.0% of our gross assets as of the previous quarter, after taking into account any repayment of principal during the current quarter); and (iv) the Board of Directors will discuss valuations and determine the fair value of each investment in our portfolio in good faith based on the input of the investment adviser and, where appropriate, the respective third-party valuation firms.

Determination of the fair value involves subjective judgments and estimates not susceptible to substantiation by auditing procedures. Accordingly, under current auditing standards, the notes to our financial statements will refer to the uncertainty with respect to the possible effect of such valuations, and any change in such valuations, on our financial statements. In addition, the SBA has established certain valuation guidelines for SBICs to follow when valuing portfolio investments.

In making the good faith determination of the value of these securities, we start with the cost basis of the security, which includes the amortized original issue discount and PIK interest, if any. We prepare the valuations of our investments in portfolio companies using the most recent portfolio company financial statements and forecasts. We also consult updates that we receive from senior management members at portfolio companies, whether solicited for valuation purposes, or received in the ordinary course of our portfolio monitoring or due diligence process. These updates include information such as industry trends, new product development or service offerings and other operational or strategic issues.

For debt securities that are not publicly traded or for which there is no market, we begin with our investment rating of the security as described above. Using this investment rating, we seek to determine the value of the security as if we intended to sell the security in a current sale. The factors that may be taken into account in arriving at fair value include the following, as applicable: the portfolio company’s ability to service its interest and principal payment obligations, its estimated earnings and projected discounted cash flows, the nature and realizable value of any collateral, the financial environment in which the portfolio company operates, comparisons to securities of similar publicly traded companies, statistical ratios compared to lending standards and to other similarly situated securities and other relevant factors.

As part of the fair valuation process, the audit committee reviews the preliminary evaluations prepared by the independent valuation firm engaged by the Board of Directors, as well as management’s valuation recommendations. Management and the independent valuation firm respond to the preliminary evaluation to reflect comments provided by the audit committee. The audit committee reviews the final valuation report and management’s valuation recommendations and makes a recommendation to the Board of Directors based on its analysis of the methodologies employed and the various weights that should be accorded to each portion of the valuation as well as factors that the independent valuation firm and management may not have considered in their evaluation process. The Board of Directors then evaluates the audit committee recommendations and undertakes a similar analysis to determine the fair value of each investment in the portfolio in good faith.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments may differ significantly from the values that would have been used had a ready market existed for such investments, and the differences could be material. Additionally, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to differ from the valuations assigned at any time. For a discussion of the risks inherent in determining the fair value of securities for which readily available market values do not exist, see “Risk Factors.”

Competition

We compete for investments with other BDCs and investment funds (including private equity funds, mezzanine funds and other SBICs), as well as traditional financial services companies such as commercial banks and other sources of funding. Additionally, competition for investment opportunities has emerged among alternative investment vehicles, such as CLOs and other BDCs, some of which are sponsored by other alternative asset investors, as these entities have begun to focus on making investments in smaller and lower middle-market companies. As a result of these new entrants, competition for our investment opportunities may intensify. Many of these entities have greater financial and managerial resources than we do. We believe we will be able to compete with these entities primarily on the basis of our experience and reputation, our willingness to make smaller investments than other specialty finance companies, the contacts and relationships of our investment adviser, our responsive and efficient investment analysis and decision-making processes, and the investment terms we offer.

We believe that certain of our competitors may make first and second lien loans with interest rates and returns that will be comparable to or lower than the rates and returns that we will target. Therefore, we will not seek to compete solely on the interest rates and returns that we offer to potential portfolio companies. For additional information concerning the competitive risks we face, see “Risk Factors — Risk Relating to Our Business and Structure — We operate in a highly competitive market for investment opportunities, which could reduce returns and result in losses.”

Managerial Assistance

As a BDC, we offer, and must provide, upon request, managerial assistance to certain of our portfolio companies. This assistance will typically involve, among other things, monitoring the operations and financial performance of our portfolio companies, participating in board and management meetings, consulting with and advising officers of portfolio companies and providing other organizational and financial assistance. We believe, based on our management team’s combined experience at investment banks, commercial banks, a diverse group of businesses in varying operational roles, legal and accounting firms, and, most importantly, our experience with the Legacy Portfolio, that we can offer this assistance effectively. We may sometimes receive fees for these services.

Staffing

Capitala Finance has no employees. Mr. Alala, through his financial interests in Capitala Investment Advisors, will be entitled to a portion of any investment advisory fees paid by Capitala Finance to Capitala Investment Advisors. Our other executive officers are employees of our administrator and perform their functions under the terms of our Administration Agreement.

Our day-to-day investment operations are managed by Capitala Investment Advisors. Capitala Investment Advisors’ investment team currently consists of the members of its investment committee, Messrs. Alala, McGlinn and Broyhill, and a team of sixteen additional investment professionals. Capitala Investment Advisors may hire additional investment professionals, based upon its needs, subsequent to the completion of this offering. See “Investment Advisory Agreement.”

In addition, we reimburse our administrator for our allocable portion of overhead and other expenses incurred by it in performing its obligations under the Administration Agreement, including rent, the fees and expenses associated with performing compliance functions, and the compensation of our chief financial officer, chief compliance officer, and any administrative support staff. See “Administration Agreement.”

Properties

Our executive offices are located at 4201 Congress Street, Suite 360, Charlotte, North Carolina 28209, and are provided by our administrator in accordance with the terms of the Administration Agreement. We believe that our office facilities are suitable and adequate for our business as it is contemplated to be conducted.

Legal Proceedings

None of us, our subsidiaries, our investment adviser or administrator, is currently subject to any material legal proceedings, nor, to our knowledge, is any material legal proceeding threatened against us, or against our investment adviser or administrator. From time to time, we, our subsidiaries, our investment adviser or administrator may be a party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of our rights under contracts with our portfolio companies. While the outcome of these legal proceedings cannot be predicted with certainty, we do not expect that these proceedings will have a material effect upon our financial condition or results of operations.

PORTFOLIO COMPANIES

The following table sets forth certain information as of March 31, 2014 for each of our portfolio companies. The general terms of our debt and equity investments are described in “Business — Investments.” Other than these investments, our only formal relationships with our portfolio companies will be the managerial assistance we may provide upon request and the board observer or participation rights we may receive in connection with our investment. Other than as indicated in the table below, we do not “control” and are not an “affiliate” of any of these portfolio companies, each as defined in the 1940 Act. In general, under the 1940 Act, we would “control” a portfolio company if we owned more than 25% of its voting securities and would be an “affiliate” of a portfolio company if we owned more than 5% of its voting securities.

Name and Address of Portfolio Company	Nature of Business	Type of Investment & General Terms	% of Class Held	Cost (in thousands)	Fair Value (in thousands)
AAE Acquisition, LLC 13764 Airline Highway Baton Rouge, Louisiana 70817	Industrial Equipment Rental	Senior Secured Term Debt (12% Cash, Due 5/6/15)		$18,995	$19,000
		Membership Units/Warrants	14.00%	17	2,333
American Exteriors, LLC 1169 W. Littleton Blvd Littleton, Colorado 80120	Replacement Window Manufacturer	Senior Secured Debt (14.0% Cash, Due 12/31/14)		3,309	4,509
		Jr. Convertible Note (10.0% Cash, Due 6/30/15)(3)		416	625
		Common Stock Warrant(6)	15.00%	—	394
Boot Barn Holding Corporation 15776 Laguna Canyon Road Irvine, California 92618	Western Wear Retail	Common Stock	2.71%	2,400	6,288
CableOrganizer Acquisition, LLC(1) 6250 NW 27th Way Ft. Lauderdale, Florida 33309	Computer Supply Retail	Senior Secured Term Debt (12% Cash, 4% PIK, Due 5/24/18)		6,651	6,651
		Common Stock	26.90%	1,125	—
Caregiver Services, Inc. 10451 NW 117th Avenue, Suite 110 Medley, Florida 33178	In-Home Healthcare Services	Common Stock	0.79%	258	198
		Common Stock Warrant	1.77%	264	444
Chef’N Corporation(2) 1525 4th Avenue, 7th Floor Seattle, Washington 98101	Culinary Products	Subordinated Debt 15% Cash, 3% PIK at company option, Due 5/16/18)		6,300	6,300
		Series A Preferred Stock(6)	9.42%	1,000	4,236
City Gear, LLC(2) 4841 Summer Avenue Memphis, Tennessee 38122	Footwear Retail	Subordinated Debt (13% Cash, Due 9/28/16)		8,231	8,231
		Preferred Membership Units	8.39%	1,269	1,269
		Membership Unit Warrant	14.15%	—	5,827
Corporate Visions, Inc.(2) 894 Incline Way Incline Village, Nevada 89451	Sales & Marketing Services	Subordinated Debt (14% Cash, 2% PIK, Due 3/22/18)		11,230	11,230
		Common Stock	11.93%	2,576	9,797
		Common Stock Warrant	2.17%	—	1,782
Crowley Holdings, Inc. 9487 Regency Square Blvd. Jacksonville, Florida 32225	Transportation	Series A Income Preferred Stock	3%	6,051	6,051
EnerSafe, LLC 3800 N. F.N. 1788 Midland, Texas 79707	Oil & Gas Services	Subordinated Debt (12% Cash, 2% PIK, Due 11/22/18)		12,149	12,149
		Subordinated Debt (12% Cash, 2% PIK, Due 2/1/19)		9,681	9,681
		Common Stock	3.67%	3,600	3,600
GA Communications, Inc.(2) 2196 West Part Court Stone Mountain, Georgia 30087	Advertising & Marketing Services	Series A-1 Preferred Stock(6)	7.03%	2,045	2,415
		Series B-1 Common Stock(6)	5.15%	2	2,842

Name and Address of Portfolio Company	Nature of Business	Type of Investment & General Terms	% of Class Held	Cost (in thousands)	Fair Value (in thousands)
Immersive Media Tactical Solutions, LLC 11901 Bowman Drive, Suite 105 Fredericksburg, Virginia 22408	Specialty Defense Contractor	Senior Secured Term Debt (13% Cash, Due 10/6/16)		$2,000	$2,000
		Common Unit Warrant	12.00%	—	780
Impresa Aerospace Holdings, LLC(2),(4) 344 W. 157th Street Gardena, California 90248	Aerospace Parts Manufacturer	Subordinated Debt (4.1% Cash, Due 4/28/16)		12,258	9,934
		Class A Membership Units	6.04%	900	—
		Class C Membership Units	5.85%	362	—
		Class F Membership Units	5.62%	604	—
J&J Produce Holdings, Inc.(2) 4003 Seminole Pratt Whitney Road Loxahatchee, Florida 33470	Produce Distribution	Subordinated Debt (13% Cash, Due 7/16/18)		5,182	5,182
		Common Stock	5.70%	818	463
		Common Stock Warrant	3.14%	—	255
KBP Investments, LLC(1) 2601 Bayshore Drive #1475 Miami, Florida 33133	QSR Franchisee	Class A Preferred Stock (Scheduled 10% Cash Dividend)	96.15%	8,269	8,269
		Class A Common Stock	26.54%	—	15,866
Kelle’s Transport Service, LLC P.O. Box 71718 Salt Lake City, Utah 84171	Transportation	Senior Secured Debt (14% Cash, Due 3/31/19)		15,982	16,000
		Preferred Units	24.61%	2,596	2,600
		Common Stock Warrants	15.00%	22	—
LJS Partners, LLC(2) 1441 Gardiner Lane Louisville, Kentucky 40213	QSR Franchisor	Common Stock	9.80%	1,500	13,270
Market E’s LLC(1)(3) 10100 Santa Monica Blvd Suite 300 Century City, California 90067	Online Travel Sales & Marketing	Senior Secured Debt(5) (14% Cash, 3% PIK, Due 12/31/14)		2,833	988
		Senior Secured Debt(5) (10% Cash, Due 12/31/14)		650	650
		Class A Preferred Stock(6)	60.00%	240	—
		Class B Preferred Stock(6)	50.62%	965	—
		Class A Common Stock(6)	49.4%	—	—
Medical Depot, Inc.(3) 99 Seaview Drive Port Washington, New York 11050	Medical Device Distributor	Subordinated Debt (14% Cash, Due 9/27/2020)		4,667	4,667
		Series C Convertible Preferred Stock	33.32%	1,333	2,374
Micro Precision, LLC(1) 1102 Windam Road South Windam, Connecticut 06266	Conglomerate	Subordinated Debt (10% Cash, Due 9/16/16)		1,862	1,862
		Subordinated Debt (14% Cash, 4% PIK, Due 9/16/16)		3,590	3,590
		Series A Preferred Units(6)	25.62%	1,629	1,629
MJC Holdings, LLC(2) 4031 Merchant Road Fort Wayne, Indiana 46818	Specialty Clothing	Subordinated Debt (14% Cash, 2% PIK at company’s option Due 1/16/18)		7,500	7,500
		Series A Preferred Units(6)	15.27%	2,000	4,961
MMI Holdings, LLC(2) 325 McGill Avenue, Suite 195 Concord, North Carolina 28027	Medical Device Distributor	Subordinated Debt (6% Cash, Due 8/15/15)		388	400
		Senior Secured Debt (12% Cash, Due 10/17/14)		2,600	2,600
		Preferred Units	100.00%	1,070	1,217
		Common Units	5.03%	—	114
MTI Holdings, LLC(2) 5665 Meadows, Suite 150 Lake Oswego, Oregon 97035	Retail Display & Security Services	Subordinated Debt (12% Cash, Due 11/1/18)		8,000	8,000
		Capital Units	6.96%	2,000	3,965

Name and Address of Portfolio Company	Nature of Business	Type of Investment & General Terms	% of Class Held	Cost (in thousands)	Fair Value (in thousands)
Naples Lumber & Supply Co(3) 3828 Radio Road Naples, Florida 34104	Building Supplies	Subordinated Debt (7% Cash, Due 6/30/15)		$1,309	$2,109
		Common Stock Warrant	10.00%	—	500
Navis Holdings, Inc.(1) 113 Woodside Drive Lexington, North Carolina 27292	Textile Equipment Manufacturer	Senior Secured Term Debt (17%, 3% PIK at company’s option Due 2/1/16)		6,735	6,735
		Class A Preferred Stock	100.00%	1,000	1,225
		Common Stock	50.00%	1	1,649
On-Site Fuel Services, Inc.(1) 1089A Old Fannin Road Brandon, Mississippi 39047	Fuel Transportation Services	Subordinated Debt (14% Cash, 4% PIK, Due 12/19/16)		4,897	4,897
		Series A Preferred Stock	41.38%	3,278	1,911
		Series B Preferred Stock	59.12%	2,365	2,835
		Common Stock	37.25%	33	—
Pickaway Plains Ambulance Services, Inc.(2),(3) 1950 Stoneridge Drive Circleville, Ohio 43113	Medical Transportation Services	Senior Secured Term Debt(5) (13.0% Cash, Due 12/31/15)		—	—
		Common Stock Warrant	5.00%	—	—
Precision Manufacturing, LLC 5727 Superior Drive Morristown, Tennessee 37814	Industrial Boiler Manufacturer	Senior Secured Term Debt(4) (6.5% Cash, 6.5% PIK Cash, Due 2/10/17)		2,500	1,536
		Senior Secured Term Debt (14% PIK, Due 2/13/15)		200	200
		Membership Unit Warrant	6.65%	—	—
Print Direction, Inc.(1) 1600 Indian Brook Way Norcross, Georgia 30093	Printing Services
		Senior Secured Term Debt (15% Cash, Due 2/24/19)		14,000	14,000
		Common Stock	67.9%	2,990	4,423
		Common Stock Warrants	3.00%	—	195
Sierra Hamilton, LLC 777 Post Oak Boulevard Houston, Texas 77056	Oil & Gas Engineering and Consulting Services	Senior Secured Debt (12.25% Cash, Due 12/15/18		15,000	15,000
Source Capital ABUTEC LLC(2) 2959 Cherokee Street, Suite 101 Kennesaw, Georgia 30144	Environmental Services Products	Senior Secured Debt (12% Cash, 3% PIK, Due 12/28/17)		5,164	5,164
		Preferred Membership Units	15.50%	1,239	89
Source Capital Penray, LLC(2) 444 Denniston Court Wheeling, Illinois 60090	Automotive Chemicals & Lubricants	Subordinated Debt (13% Cash, Due 2/17/17)		2,500	2,500
		Membership Units	11.3%	750	980
		Common Stock Warrant(7)	6.65%	—	704
Source Capital SSCR, LLC(2) 851 Greensboro Road Cocoa, Florida 32926	Personal Products Manufacturer	Senior Secured Term Debt (14% Cash, Due 7/6/17)		15,000	11,776
		Senior Secured Term Debt (14% Cash, 5% PIK, Due 4/30/14)		2,104	1,931
		Preferred Membership Units	14.72%	1,720	—
		Membership Unit Warrant(7)	.99%	—	—
Source Recycling, LLC(2) 7600 Rolling Mill Road Baltimore, Maryland 21224	Metal Recycler	Subordinated Debt(5) (13% Cash, Due 9/2/16)		5,000	3,950
		Membership Units(6)	20.00%	1,590	—
		Membership Units Warrants	.96%	—	—
Southern Pump & Tank Company, LLC(3) 4800 N. Graham Street Charlotte, North Carolina 28269	Petroleum Equipment Supplier	Senior Secured Term Debt (13% Cash, 6% PIK, Due 6/15/14)		3,323	3,624
		Common Stock Warrant	10.00%	—	—

Name and Address of Portfolio Company	Nature of Business	Type of Investment & General Terms	% of Class Held	Cost (in thousands)	Fair Value (in thousands)
Sparus Holdings(2)(3) 4487 South Old Peachtree Road Norcross, Georgia 30071	Energy Services	Subordinated Debt (12% Cash, Due 3/21/16)		$7,000	$7,000
		Series B Preferred Stock	21.32%	1,173	1,064
		Common Stock Warrant	15.10%	—	—
Stoddard Hill Media Holdings, LLC 9100 West Chester Towne Center Road, Suite 200 West Chester, Ohio 45069	IT Hosting Services	Class D Preferred Units	6.98%	300	434
STX Healthcare Management Services, Inc.(2)(3) 6300 West Loop South, Suite 650 Houston, Texas 77401	Dental Practice Management	Subordinated Debt (14% Cash, Due 7/31/15)		7,425	7,425
		Common Stock	3.07%	1,200	765
		Common Stock Warrant	2.50%	218	812
Take 5 Oil Change, L.L.C.(2) 3621 Ridgelake Drive Metarie, Louisiana 70002	Quick Lube Services	Common Stock(6)	7.80%	1,069	1,866
Tenere Inc. 700 Kelly Avenue Dresser, Wisconsin 54009	Industrial Manufacturing	Senior Secured Term Debt (11% Cash, 2% PIK, Due 5/30/18)		3,451	3,451
V12 Holdings(2),(3) 141 West Front Street, Suite 410 Red Bank, New Jersey 07701	Data Processing & Digital Marketing	Subordinated Debt (0% Cash, Due 12/31/14)		361	663
		Subordinated Debt (0% Cash, Due 12/31/14)		44	81
		Subordinated Debt (0% Cash, Due 12/31/14)		2,369	3,598
		Subordinated Debt (0% Cash, Due 12/31/14)		206	314
		Subordinated Debt (0% Cash, Due 12/31/14)		—	405
		Subordinated Debt (0% Cash, Due 12/31/14)		—	—
		Series A-1 Preferred Stock	37.50%	—	—
		Series A-3 Preferred Stock	25.00%	—	—
		Series A-5 Preferred Stock	20.53%	—	—
		Common Stock Warrant	6.30%	—	—
Velum Global Credit Management, LLC 375 Park Avenue Suite 3304 New York, New York 10152	Financial Services	Senior Secured Debt (15% Cash, Due 12/31/15)		8,300	8,300
Worklife America, Inc. 6407 Parkland Drive Sarasota, Florida 34243	Professional Employer Organization	Senior Secured Debt (12% Cash, Due 12/28/16)		18,281	18,281
		Common Unit Warrant	4.40%	—	3,253
		Preferred Unit Warrant	4.40%	—	548
Total				$333,484	$391,181

(1)	“Control Company” as defined under the 1940 Act.
(2)	“Affiliate Company” as defined under the 1940 Act.
(3)	The maturity date of the original investment has been extended.
(4)	The debt investment is accruing interest based on the terms of the forebearance agreement.
(5)	Due to a deterioration in credit quality, this investment is on non-accrual status.
(6)	The investment is held indirectly through a holding company.
(7)	The security is exercisable for an equity interest in an operating company.

Unless otherwise noted, PIK interest will continue to accrue and scheduled amortization payments will be collected, as applicable, for all securities.

Set forth below is a brief description of each portfolio company representing greater than 5% of the fair value of our portfolio as of March 31, 2014.

AAE Acquisition, LLC(1) is a holding company for Aerial Access Equipment, LLC, a business that rents and services a fleet of aerial lift equipment units to industrial and commercial customers in the petroleum production and refining, chemical and petrochemical, offshore fabrication and shipyard end-markets, located in the Gulf Coast.

Corporate Visions, Inc.(1) helps global business-to-business companies create mores sales opportunities, win more deals, and increase profitability by improving customer conversations with sales representatives.

EnerSafe, LLC,(1) is a leading provider of safety services, safety equipment, and consulting services to the oil and gas industry.

KBP Investments, LLC,(2) a YUM! Brands franchisee, operates over 190 quick service restaurants, consisting primarily of single KFC concepts, but also including other YUM! restaurant brands.

WorkLife America, Inc. is a leading provider of financial and administrative solutions to the workplace, including human resource management, payroll and payroll tax administration, employment law compliance, workers’ compensation and benefits services, to small- and medium-sized business clients.

(1)	“Affiliate Company” as defined under the 1940 Act.
(2)	“Control Company” as defined under the 1940 Act.

MANAGEMENT

Our Board of Directors oversees our management. The Board of Directors currently consists of five members, three of whom are not “interested persons” of Capitala Finance Corp. as defined in Section 2(a)(19) of the 1940 Act. We refer to these individuals as our independent directors. Our Board of Directors elects our officers, who serve at the discretion of the Board of Directors. The responsibilities of each director will include, among other things, the oversight of our investment activity, the quarterly valuation of our assets and oversight of our financing arrangements. The Board of Directors has also established an audit committee and a nominating and corporate governance committee, and may establish additional committees in the future. In connection with the Formation Transactions, Fund II and Fund III each established a Board of Directors consisting of the same five members that comprise our Board of Directors.

Board of Directors and Executive Officers

Directors

Information regarding the Board of Directors is as follows:

Name	Age	Position	Director Since	Expiration of Term
Interested Directors
Joseph B. Alala, III	44	Chief Executive Officer, President and Chairman of the Board of Directors	2013	2016
M. Hunt Broyhill	49	Director	2013	2015
Independent Directors
R. Charles Moyer	68	Director	2013	2017
Larry W. Carroll	62	Director	2013	2015
H. Paul Chapman	62	Director	2013	2016

The address for each of our directors is c/o Capitala Finance Corp., 4201 Congress Street, Suite 360, Charlotte, North Carolina 28209.

Executive Officers Who Are Not Directors

Name	Age	Position
John F. McGlinn	45	Chief Operating Officer, Secretary and Treasurer
Stephen A. Arnall	52	Chief Financial Officer
Richard Wheelahan	33	Chief Compliance Officer

Biographical Information

Directors

Our directors have been divided into two groups — interested directors and independent directors. An interested director is an “interested person” as defined in Section 2(a)(19) of the 1940 Act.

Interested Directors

Joseph B. Alala, III has been the chief executive officer, president and chairman of the Board of Directors of Capitala Finance since February 2013 and serves as the managing partner and chief investment officer of Capitala Investment Advisors. Since 1998, Mr. Alala has been the founder, president and chief executive officer of the Legacy Funds. In 2000, Mr. Alala received a SBIC debenture license. Mr. Alala serves on the Board of Governors of the Small Business Investor Alliance (SBIA, formerly the National Association of SBICs, or NASBIC). Mr. Alala also serves on the boards of directors of some of our portfolio companies, and has previously served on the boards of directors of non-profit organizations and private bank holding companies. He also serves on Princeton University’s Track & Field’s Trustee Board. Mr. Alala received his A.B. in economics, with a concentration in finance and a minor in politics, from Princeton University and a J.D. and M.B.A. from Wake Forest University.

Mr. Alala’s intimate knowledge of our business and operations, extensive familiarity with the financial industry and the investment management process in particular, and experience as a director of other organizations not only gives the board of directors valuable insight but also positions him well to serve as the chairman of our Board of Directors.

M. Hunt Broyhill has been a member of the Board of Directors of Capitala Finance since February 2013 and has been a partner of the investment adviser to the Legacy Funds since 1999. Mr. Broyhill is currently the Chief Executive Officer of Broyhill Asset Management, LLC, a private wealth management firm, and the President and director of BMC Fund, Inc., a registered closed-end management investment company. Mr. Broyhill also holds several senior positions within the Broyhill family offices and is a trustee of the Capitala Trust. Mr. Broyhill received a B.A. from Wake Forest University.

Mr. Broyhill’s history with us, familiarity with our investment platform, and extensive knowledge of the financial services industry and the investment valuation process in particular qualify him to serve on our Board of Directors.

Independent Directors

R. Charles Moyer, Ph.D. has been a member of the Board of Directors of Capitala Finance since May 2013. Dr. Moyer is currently the Dean of the College of Business at the University of Louisville. He is also Dean Emeritus of the Babcock Graduate School of Management at Wake Forest University, having served as Dean from 1996 until his retirement from this position in August 2003, and as a Professor from 1988 until 2005. Dr. Moyer held the GMAC Insurance Chair in Finance at Wake Forest University. Prior to joining the faculty at Wake Forest in 1988, he was Finance Department Chairman at Texas Tech University. He is the author of four textbooks and numerous journal articles. Dr. Moyer was a member of the Board of Directors of King Pharmaceuticals Inc. (“King”) from 2000 until 2011, when King was acquired by Pfizer Inc. Dr. Moyer served on King’s Corporate Governance Committee, Compensation Committee, Risk Committee, and chaired King’s Audit Committee. Dr. Moyer is also currently a director of Kentucky Seed Capital Fund and Summit Biosciences Inc. He is also a member of the Kentucky and Southern Indiana Bridge Authority. Dr. Moyer earned his B.A. in Economics and German from Howard University in 1967, his M.B.A. from the University of Pittsburgh in 1968, and his Ph.D. in Finance and Managerial Economics from the University of Pittsburgh in 1971.

Dr. Moyer’s extensive knowledge of risk management, corporate finance and corporate governance, as well as his tenure on the Board of Directors of King, qualifies him to serve on our Board of Directors.

Larry W. Carroll has been a member of the Board of Directors of Capitala Finance since May 2013. Mr. Carroll has been the President of Carroll Financial Associates, Inc., a financial planning and investment management firm, since 1980. Mr. Carroll currently is, and has been since 2006, a director of Park Sterling Corporation and its wholly owned subsidiary, Park Sterling Bank (NASDAQ: PSTB). He also currently serves on the Board of Directors of Carroll Financial Associates, Inc., the Board of Trustees of Wingate University, and the Board of Trustees of the Cultural and Heritage Foundation. Mr. Carroll began his career as a public accountant with KPMG LLC (USA). Mr. Carroll received his undergraduate degree in accounting from Austin Peay State University and his M.B.A. from the University of Tennessee.

Mr. Carroll’s expertise in the financial services industry and capital markets, as well as his experience serving on the Board of Directors of other financial services companies, provides our Board of Directors with the valuable insight of an experienced financial manager.

H. Paul Chapman has been a member of the Board of Directors of Capitala Finance since May 2013. Mr. Chapman is a retired partner of KPMG LLP, an accounting firm, where he worked as an auditor for 38 years (1974 – 2013), serving a variety of large, public multinational companies. During his tenure at KPMG LLP, Mr. Chapman was a senior audit partner who held a variety of leadership positions at KPMG LLP, including 15 years as Partner in Charge-Audit for the Carolinas Business Unit and Managing Partner of KPMG LLP’s Charlotte, NC office. Mr. Chapman has served on the boards of directors of a variety of charitable and community organizations. Mr. Chapman is a Certified Public Accountant and received his B.S.B.A. from the University of North Carolina at Chapel Hill.

Mr. Chapman’s experience as an auditor, including his extensive knowledge of accounting and financial reporting, as well as his experience as a director of other organizations, qualifies him to serve on our Board of Directors.

Executive Officers Who Are Not Directors

Stephen A. Arnall has been our chief financial officer since May 2013. Prior to joining us, Mr. Arnall was an executive vice president and the chief financial officer of Park Sterling Bank from 2006 – 2010 and treasurer of Park Sterling Bank from 2010 to 2013. Mr. Arnall was also the executive vice president and chief financial officer of The Scottish Bank from 1998 to 2006. Mr. Arnall graduated from James Madison University, where he received a B.B.A. with a major in accounting. Mr. Arnall is a Certified Public Accountant.

John F. (“Jack”) McGlinn has been the chief operating officer, secretary and treasurer of Capitala Finance since February 2013 and serves as a director of Capitala Investment Advisors. Mr. McGlinn joined the investment adviser to the Legacy Funds in 2000 and manages the Raleigh, North Carolina office. Prior to joining the Legacy Funds’ investment adviser, Mr. McGlinn was president and chief financial officer of a medical products manufacturer and previously served as an accountant for PricewaterhouseCoopers LLP. Mr. McGlinn graduated from the University of Notre Dame where he received a B.B.A. with a major in accounting and received his CPA certificate in 1994. Mr. McGlinn received his M.B.A. from the University of North Carolina’s Kenan-Flagler Business School.

Richard Wheelahan has been the chief compliance officer of Capitala Finance since July 2013. Mr. Wheelahan is also the chief compliance officer and a vice president of Capitala Investment Advisors and has served as an associate, and subsequently, a vice president of the investment adviser to the Legacy Funds since March 2010. Prior to joining the Legacy Funds, Mr. Wheelahan was a transactional attorney with Moore & Van Allen PLLC’s corporate practice group and Mayer Brown LLP’s leveraged finance practice group. Mr. Wheelahan graduated from Appalachian State University with a B.A. in Political Science and Russian Interdisciplinary Studies, received his J.D. from the University of North Carolina School of Law at Chapel Hill and is a member of the North Carolina Bar.

Director Independence

In accordance with rules of the NASDAQ Stock Market, our Board of Directors annually determines each director’s independence. We do not consider a director independent unless the Board of Directors has determined that he or she has no material relationship with us. We monitor the relationships of our directors and officers through a questionnaire each director completes no less frequently than annually and updates periodically as information provided in the most recent questionnaire changes.

In order to evaluate the materiality of any such relationship, the Board of Directors uses the definition of director independence set forth in the rules promulgated by the NASDAQ Stock Market. Rule 5605(a)(2) provides that a director of a BDC shall be considered to be independent if he or she is not an “interested person” of Capitala Finance, as defined in Section 2(a)(19) of the 1940 Act.

The Board of Directors has determined that each of the directors is independent and has no relationship with us, except as a director and stockholder, with the exception of Mr. Alala, as a result of his position as our chief executive officer and managing member of Capitala Investment Advisors, and Mr. Broyhill, as a result of his position as a partner of Capitala Investment Advisors.

Board Leadership Structure

Our Board of Directors monitors and performs an oversight role with respect to the business and affairs of Capitala Finance, including with respect to investment practices and performance, compliance with regulatory requirements and the services, expenses and performance of service providers to Capitala Finance. Among other things, our Board of Directors approves the appointment of our investment adviser and officers, reviews and monitors the services and activities performed by our investment adviser and executive officers and approves the engagement, and reviews the performance of, our independent public accounting firm.

Under Capitala Finance’s bylaws, our Board of Directors may designate a chairman to preside over the meetings of the Board of Directors and meetings of the stockholders and to perform such other duties as may be assigned to him by the board. We do not have a fixed policy as to whether the chairman of the board should be an independent director and believe that we should maintain the flexibility to select the chairman and reorganize the leadership structure, from time to time, based on the criteria that is in the best interests of Capitala Finance and its stockholders at such times.

Mr. Alala serves as the chairman of our Board of Directors. Mr. Alala is an “interested person” of Capitala Finance as defined in Section 2(a)(19) of the 1940 Act because he is on the investment committee of our investment adviser and is a managing member of our investment adviser. We believe that Mr. Alala’s history with the Legacy Funds, familiarity with Capitala Finance’s investment platform, and extensive knowledge of the financial services industry and the investment valuation process in particular qualify him to serve as the chairman of our Board of Directors. We believe that Capitala Finance is best served through this existing leadership structure, as Mr. Alala’s relationship with Capitala Finance’s investment adviser provides an effective bridge and encourages an open dialogue between management and the Board of Directors, ensuring that both groups act with a common purpose.

Our Board of Directors does not currently have a designated lead independent director. We are aware of the potential conflicts that may arise when a non-independent director is chairman of the board, but believe these potential conflicts are offset by our strong corporate governance policies. Our corporate governance policies include regular meetings of the independent directors in executive session without the presence of interested directors and management, the establishment of audit, nominating and corporate governance and compensation committees comprised solely of independent directors and the appointment of a chief compliance officer, with whom the independent directors meet regularly without the presence of interested directors and other members of management, for administering our compliance policies and procedures.

We recognize that different board leadership structures are appropriate for companies in different situations. We intend to re-examine our corporate governance policies on an ongoing basis to ensure that they continue to meet Capitala Finance’s needs.

Board’s Role In Risk Oversight

Our Board of Directors performs its risk oversight function primarily through (1) its three standing committees, which report to the entire Board of Directors and are comprised solely of independent directors, and (2) active monitoring by our chief compliance officer and our compliance policies and procedures.

As described below in more detail under “Committees of the Board of Directors,” the audit committee, the nominating and corporate governance committee and the compensation committee assist the Board of Directors in fulfilling its risk oversight responsibilities. The audit committee’s risk oversight responsibilities include overseeing Capitala Finance’s accounting and financial reporting processes, Capitala Finance’s systems of internal controls regarding finance and accounting, Capitala Finance’s valuation process, and audits of Capitala Finance’s financial statements. The nominating and corporate governance committee’s risk oversight responsibilities include selecting, researching and nominating directors for election by our stockholders, developing and recommending to the board a set of corporate governance principles and overseeing the evaluation of the board and our management. The compensation committee’s risk oversight responsibilities include reviewing and recommending to our Board of Directors for approval the Investment Advisory Agreement and the Administration Agreement and, to the extent that we compensate our executive officers directly in the future, reviewing and evaluating the compensation of our executive officers and making recommendations to the board of directors regarding such compensation.

Our Board of Directors also performs its risk oversight responsibilities with the assistance of the chief compliance officer. The Board of Directors will annually review a written report from the chief compliance officer discussing the adequacy and effectiveness of the compliance policies and procedures of Capitala Finance and its service providers. The chief compliance officer’s annual report will address, at a minimum, (a) the operation of the compliance policies and procedures of Capitala Finance and its service providers since the last report; (b) any material changes to such policies and procedures since the last report; (c) any recommendations for material changes to such policies and procedures as a result of the chief compliance officer’s annual review; and (d) any compliance matter that has occurred since the date of the last report about which the Board of Directors would reasonably need to know to oversee our compliance activities and risks. In addition, the chief compliance officer will meet separately in executive session with the independent directors at least once each year.

We believe that our Board of Director’s role in risk oversight is effective, and appropriate given the extensive regulation to which we will be already subject as a BDC. As a BDC, we are required to comply with certain regulatory requirements that control the levels of risk in our business and operations. For example, our ability to incur indebtedness is limited such that our asset coverage must equal at least 200% immediately after each time we incur indebtedness, we generally have to invest at least 70% of our gross assets in “qualifying assets” and we are not generally permitted to invest in any portfolio company in which one of our affiliates currently has an investment.

We recognize that different board roles in risk oversight are appropriate for companies in different situations. We intend to re-examine the manners in which the board administers its oversight function on an ongoing basis to ensure that they continue to meet Capitala Finance’s needs.

Committees of the Board of Directors

An audit committee, a nominating and corporate governance committee and a compensation committee have been established by our Board of Directors. During the year ended December 31, 2013, our Board of Directors held three Board meetings and two Audit Committee meetings. The Compensation Committee was established in February 2014. All directors attended at least 75% of the aggregate number of meetings of our Board of Directors and of the respective committees on which they served. We require each director to make a diligent effort to attend all board and committee meetings as well as each annual meeting of our stockholders.

Audit Committee

The audit committee operates pursuant to a charter approved by our Board of Directors, which sets forth the responsibilities of the audit committee. The audit committee’s responsibilities include establishing guidelines and making recommendations to our Board of Directors regarding the valuation of our loans and investments, selecting the independent registered public accounting firm for Capitala Finance, reviewing with such independent registered public accounting firm the planning, scope and results of their audit of Capitala Finance’s financial statements, pre-approving the fees for services performed, reviewing with the independent registered public accounting firm the adequacy of internal control systems, reviewing Capitala Finance’s annual financial statements and periodic filings and receiving Capitala Finance’s audit reports and financial statements. The audit committee is currently composed of Messrs. Chapman, Carroll and Moyer, all of whom are considered independent under the rules of the NASDAQ Global Select Market and are not “interested persons” of Capitala Finance as that term is defined in Section 2(a)(19) of the 1940 Act. Mr. Chapman serves as chairman of the audit committee. Our Board of Directors has determined that Mr. Chapman is an “audit committee financial expert” as that term is defined under Item 407 of Regulation S-K, as promulgated under the Exchange Act. Mr. Chapman meets the current independence and experience requirements of Rule 10A-3 of the Exchange Act.

Nominating and Corporate Governance Committee

The nominating and corporate governance committee operates pursuant to a charter approved by our Board of Directors. The members of the nominating and corporate governance committee are Messrs. Chapman, Carroll and Moyer, all of whom are considered independent under the rules of the NASDAQ Global Select Market and are not “interested persons” of Capitala Finance as that term is defined in Section 2(a)(19) of the 1940 Act. Mr. Moyer serves as chairman of the nominating and corporate governance committee. The nominating and corporate governance committee is responsible for selecting, researching and nominating directors for election by our stockholders, selecting nominees to fill vacancies on the Board of Directors or a committee thereof, developing and recommending to the Board of Directors a set of corporate governance principles and overseeing the evaluation of the Board of Directors and our management. The nominating and corporate governance committee currently does not consider nominees recommended by our stockholders.

The nominating and corporate governance committee seeks candidates who possess the background, skills and expertise to make a significant contribution to the Board of Directors, Capitala Finance and its stockholders. In considering possible candidates for election as a director, the nominating committee will take into account, in addition to such other factors as it deems relevant, the desirability of selecting directors who:

•	are of high character and integrity;
•	are accomplished in their respective fields, with superior credentials and recognition;
•	have relevant expertise and experience upon which to be able to offer advice and guidance to management;
•	have sufficient time available to devote to the affairs of Capitala Finance;
•	are able to work with the other members of the Board of Directors and contribute to the success of Capitala Finance;
•	can represent the long-term interests of Capitala Finance’s stockholders as a whole; and
•	are selected such that the Board of Directors represents a range of backgrounds and experience.

The nominating and corporate governance committee has not adopted a formal policy with regard to the consideration of diversity in identifying director nominees. In determining whether to recommend a director nominee, the nominating and corporate governance committee considers and discusses diversity, among other factors, with a view toward the needs of the Board of Directors as a whole. The nominating and corporate governance committee generally conceptualizes diversity expansively to include, without limitation, concepts such as race, gender, national origin, differences of viewpoint, professional experience, education, skill and other qualities that contribute to the board of directors, when identifying and recommending director nominees. The nominating and corporate governance committee believes that the inclusion of diversity as one of many factors considered in selecting director nominees is consistent with the nominating and corporate governance committee’s goal of creating a Board of Directors that best serves the needs of Capitala Finance and the interests of its shareholders.

Compensation Committee

The Compensation Committee operates pursuant to a charter approved by our board of directors, a copy of which is available on our website at http://investor.capitalagroup.com. The charter sets forth the responsibilities of the Compensation Committee. The Compensation Committee is responsible for annually reviewing and recommending for approval to our board of directors the Investment Advisory Agreement and the Administration Agreement. In addition, although we do not directly compensate our executive officers currently, to the extent that we do so in the future, the Compensation Committee would also be responsible for reviewing and evaluating their compensation and making recommendations to the board of directors regarding their compensation. Lastly, the compensation committee would produce a report on our executive compensation practices and policies for inclusion in our proxy statement if required by applicable proxy rules and regulations and, if applicable, make recommendations to the board of directors on our executive compensation practices and policies. The Compensation Committee has the authority to engage compensation consultants and to delegate their duties and responsibilities to a member or to a subcommittee of the compensation committees. The members of the Compensation Committee are Messrs. Chapman, Carroll and Moyer, all of whom are considered independent under the rules of the NASDAQ Global Select Market and are not “interested persons” of Capitala Finance as that term is defined in Section 2(a)(19) of the 1940 Act. Mr. Carroll serves as Chairman of the Compensation Committee.

Compensation of Directors

The following table sets forth compensation of the Company’s directors for the year ended December 31, 2013.

Name	Fees Earned or Paid in Cash(1)	All Other Compensation(2)	Total
Interested Directors
Joseph B. Alala, III	—	—	—
M. Hunt Broyhill	—	—	—
Independent Directors
R. Charles Moyer	$65,000	—	$65,000
Larry W. Carroll	$65,000	—	$65,000
H. Paul Chapman	$65,000	—	$65,000

(1)	For a discussion of the independent directors’ compensation, see below.
(2)	We do not maintain a stock or option plan, non-equity incentive plan or pension plan for our directors.

Our independent directors receive an annual fee of $50,000. They also receive $5,000 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each board meeting, and also receive $5,000 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each committee meeting. In addition, the chairman of the audit committee receives an annual fee of $10,000 and each chairman of any other committee receives an annual fee of $5,000 for their additional services, if any, in these capacities. No compensation is expected to be paid to directors who are “interested persons” of Capitala Finance, as such term is defined in Section 2(a)(19) of the 1940 Act.

Compensation of Executive Officers

None of our officers receives direct compensation from Capitala Finance. However, Mr. Alala, through his financial interest in Capitala Investment Advisors, will be entitled to a portion of any investment advisory fees paid by Capitala Finance to Capitala Investment Advisors under the Investment Advisory Agreement. Our other executive officers will be paid by our administrator, subject to reimbursement by us of our allocable portion of such compensation for services rendered by such persons to Capitala Finance under the Administration Agreement. To the extent that our administrator outsources any of its functions, we will reimburse our administrator for the fees associated with such functions without profit or benefit to our administrator. The Investment Advisory Agreement will be reapproved within two years of its effective date, and thereafter on an annual basis, by our Board of Directors, including a majority of our directors who are not parties to such agreement or who are not “interested persons” of any such party, as such term is defined in Section 2(a)(19) of the 1940 Act. See “Investment Advisory Agreement.”

Indemnification Agreements

We have entered into indemnification agreements with our directors. The indemnification agreements are intended to provide our directors the maximum indemnification permitted under Maryland law and the 1940 Act. Each indemnification agreement provides that Capitala Finance shall indemnify the director who is a party to the agreement (an “Indemnitee”), including the advancement of legal expenses, if, by reason of his or her corporate status, the Indemnitee is, or is threatened to be, made a party to or a witness in any threatened, pending, or completed proceeding, to the maximum extent permitted by Maryland law and the 1940 Act.

PORTFOLIO MANAGEMENT

The management of our investment portfolio is the responsibility of our investment adviser, Capitala Investment Advisors, and its investment committee, currently composed of Messrs. Alala, Broyhill and McGlinn. Capitala Investment Advisors’ investment committee must approve each new investment that we make. Messrs. Alala, Broyhill and McGlinn are not employed by us, and receive no compensation from us in connection with their portfolio management activities.

Our executive officers and finance professionals of our investment adviser are also officers, directors, managers, and/or key professionals of other entities affiliated with our investment adviser. These persons have legal obligations with respect to those entities that are similar to their obligations to us. In the future, these persons may organize other investment programs and acquire for their own account investments that may be suitable for us.

Set forth below is additional information regarding additional entities that are managed by the professionals of our investment adviser:

Name	Entity	Investment Focus	Gross Assets(1)
CapitalSouth Partners SBIC Fund IV, L.P.	Private SBIC Fund	debt and equity investments in smaller and lower middle-market companies	$36.6 million

(1)	Gross Assets calculated as of March 31, 2014.

Investment Personnel

We consider Messrs. Alala, Broyhill and McGlinn, who are the members of our investment committee, to be our portfolio managers. The table below shows the dollar range of shares of our common stock beneficially owned by each of our portfolio managers as of June 9, 2014.

Name of Portfolio Manager	Dollar Range of Equity Securities in Capitala Finance(1)(2)
Joseph B. Alala, III	over $1,000,000
M. Hunt Broyhill	over $1,000,000
John F. McGlinn	over $1,000,000

(1)	The dollar range of equity securities beneficially owned in us is based on the closing price for our common stock of $18.19 on June 9, 2014 on the NASDAQ Global Select Market.
(2)	The dollar range of equity securities beneficially owned are: None, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, $100,001 – $500,000, $500,001 – $1,000,000 or over $1,000,000.

Below are the biographies for selected senior investment professionals of our investment adviser whose biographies are not included elsewhere in this prospectus. For more information regarding the business experience of Messrs. Alala, Broyhill, McGlinn and Wheelahan, see “Management — Biographical Information.”

Christopher B. Norton serves as the chief risk officer and a director of underwriting of Capitala Investment Advisors and joined the investment adviser to the Legacy Funds in 2003. Prior to joining the predecessor to Capitala Investment Advisors, Mr. Norton was an investment banker with various structuring and execution roles. Mr. Norton graduated from the University of Virginia’s McIntire School of Commerce, where he received a B.S. degree in Commerce with concentrations in Finance and Management. Mr. Norton received his M.B.A. from the University of Virginia — Darden School of Graduate Business Administration.

Michael S. Marr joined the investment adviser to the Legacy Funds in 2008 and serves as the director of portfolio monitoring of Capitala Investment Advisors. Prior to joining the Legacy Funds, Mr. Marr was a partner with The Business Law Advisors, a law firm. Prior to The Business Law Advisors, Mr. Marr was the chief operating officer and senior vice president of Intercede, Inc., a company specializing in comprehensive governance, risk and compliance solutions for large companies and governmental agencies. Previously, Mr. Marr also served as a director of Seaboard & Co. LLP (USA), a middle-market merchant bank, and was a partner in a law firm, Smith Helms Mulliss & Moore (now McGuireWoods LLP). Mr. Marr earned a

B.S. degree in Business Administration from the University of North Carolina at Chapel Hill, a J.D. from Campbell University’s Normal Wiggins School of Law and a LL.M. in Taxation from Emory University.

Lynne Girts serves as the Chief Financial Officer of Capitala Investment Advisors and previously served as the director of finance for Capitala Investment Advisors and its predecessor since 2002. Prior to joining the predecessor to Capitala Investment Advisors, Ms. Girts was a staff accountant with Beck, Lindsey and Frame, LLP and, previously, Alexander Van Loon, CPA. Ms. Girts graduated from the University of Southern Mississippi, where she received a Bachelor of Science degree in Business, with a concentration in Accounting.

Kenneth S. Berryman serves as a director of Capitala Investment Advisors and joined the investment adviser to the Legacy Funds in 2007. Mr. Berryman previously occupied operations and Chief Financial Officer roles at various institutions, and began his career as a corporate lending officer. Mr. Berryman graduated from Syracuse University with a Bachelor of Science degree in Business Management and is a charter holder under the CFA Institute’s Chartered Financial Analyst® program.

Randall Fontes has served as a director of Capitala Investment Advisors since November 2013. Prior to joining Capitala Investment Advisors, Mr. Fontes served as the co-founder of a finance company formed in partnership with a $55 billion asset manager focused on middle-market debt and equity investments and also served in various roles in the private equity industry. Mr. Fontes received a B.A. in Economics from Tulane University and an M.B.A from the Fuqua School of Business at Duke University.

Chuck Cox has served as director of portfolio management at Capitala Investment Advisors since October 2013. Prior to joining Capitala Investment Advisors, Mr. Cox served in various executive-level operating roles with emerging growth and middle market companies and senior investment banking positions with highly respected advisory firms. Mr. Cox received a B.S. in Business Administration from UNC Chapel Hill and a M.B.A. from the Wharton School of the University of Pennsylvania.

Mario Schaffer has served as a director of Capitala Investment Advisors since November 2013. Prior to joining Capitala Investment Advisors, Mr. Schaffer held various positions in the private equity and investment banking industries, in addition to serving in various executive level positions for both domestic and international corporations. Mr. Schaffer received a B.A. from The College of William & Mary.

John Davis Hutchens is a vice president of Capitala Investment Advisors and has served as an analyst, associate, and subsequently, a vice president for portfolio management for the investment adviser to the Legacy Funds since December 2009. Mr. Hutchens’ primary responsibilities include financial analysis and portfolio monitoring. Mr. Hutchens graduated from Duke University with Sociology and Computer Science degrees, and received his M.B.A. from the University of North Carolina at Charlotte.

Adam Richeson is a vice president of Capitala Investment Advisors and has served as a transaction origination, screening and structuring professional for the investment adviser to the Legacy Funds since June 2010. Prior to joining investment adviser of the Legacy Funds, Mr. Richeson served in a number of business development and operational roles for manufacturing companies. Mr. Richeson graduated from The Ohio State University with a B.A. in English Literature and received his M.B.A. from Wake Forest University.

Casey Swercheck has served as a vice president of Capitala Investment Advisors since April 2013. Prior to joining Capitala Investment Advisors, Mr. Swercheck was an associate at Hamilton Lane, a private equity management firm. Mr. Swercheck graduated from the University of Pittsburgh in 2004 with a B.S. in Finance.

Compensation

None of the members of Capitala Investment Advisors’ investment team will receive any direct compensation from us in connection with the management of our portfolio. Messrs. Alala and Broyhill, through their financial interests in Capitala Investment Advisors, will be entitled to a portion of any profits earned by Capitala Investment Advisors, which includes any fees payable to Capitala Investment Advisors under the terms of our Investment Advisory Agreement, less expenses incurred by Capitala Investment Advisors in performing its services under our Investment Advisory Agreement. The compensation paid by Capitala Investment Advisors to its other investment personnel will include: (i) annual base salary; (ii) annual cash bonus; (iii) portfolio-based performance award; and (iv) individual performance award and/or individual performance bonus. In addition, the shares held by Capitala Restricted Shares I, LLC, an entity controlled by Mr. Alala, may be used as compensation for advisory personnel and other persons performing advisory and administrative functions on behalf of Capitala Investment Advisors and Capitala Advisors Corp.

INVESTMENT ADVISORY AGREEMENT

Capitala Investment Advisors serves as our investment adviser. Capitala Investment Advisors is an investment adviser that is registered as an investment adviser under the Advisers Act. Subject to the overall supervision of our Board of Directors, our investment adviser manages our day-to-day operations, and provides investment advisory and management services to us. Under the terms of our Investment Advisory Agreement, Capitala Investment Advisors:

•	determines the composition of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes;
•	identifies, evaluates and negotiates the structure of the investments we make (including performing due diligence on our prospective portfolio companies);
•	closes and monitors the investments we make; and
•	provides us with other investment advisory, research and related services as we may from time to time require.

Capitala Investment Advisors’ services under the Investment Advisory Agreement are not exclusive, and it is free to furnish similar services to other entities so long as its services to us are not impaired.

Management Fee

Pursuant to the Investment Advisory Agreement, we have agreed to pay Capitala Investment Advisors a fee for investment advisory and management services consisting of two components — a base management fee and an incentive fee.

The base management fee is calculated at an annual rate of 1.75% of our gross assets, which is our total assets as reflected on our balance sheet and includes any borrowings for investment purposes. Although we do not anticipate making significant investments in derivative financial instruments, the fair value of any such investments, which will not necessarily equal their notional value, will be included in our calculation of gross assets. For services rendered under the Investment Advisory Agreement, the base management fee is payable quarterly in arrears. The base management fee was initially calculated based on the value of our gross assets at the end of the first calendar quarter subsequent to consummation of our IPO, and thereafter will be calculated based on the average value of our gross assets at the end of the two most recently completed calendar quarters, and appropriately adjusted for any share issuances or repurchases during the current calendar quarter. For the first twelve months following our IPO, Capitala Investment Advisors has agreed to waive the portion of the base management fee payable on cash and cash equivalents held at the Capitala Finance level, excluding cash and cash equivalents held by the Legacy Funds that was acquired by Capitala Finance in connection with the Formation Transactions.

The incentive fee has two parts. The first part of the incentive fee is calculated and payable quarterly in arrears based on our pre-incentive fee net investment income for the immediately preceding calendar quarter. For this purpose, pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees or other fees that we receive from portfolio companies) accrued during the calendar quarter, minus our operating expenses for the quarter (including the base management fee, expenses payable under the Administration Agreement to our administrator, and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with PIK interest and zero coupon securities), accrued income that we have not yet received in cash. Pre-incentive fee net investment income does not include any realized capital gains, computed net of all realized capital losses or unrealized capital appreciation or depreciation. Pre-incentive fee net investment income, expressed as a rate of return on the value of our net assets at the end of the immediately preceding calendar quarter, is compared to a hurdle of 2.0% per quarter (8.0% annualized). Our net investment income used to calculate this part of the incentive fee is also included in the amount of our gross assets used to calculate the 1.75% base management fee. We pay Capitala Investment Advisors an incentive fee with respect to our pre-incentive fee net investment income in each calendar quarter as follows:

•	no incentive fee in any calendar quarter in which our pre-incentive fee net investment income does not exceed the hurdle of 2.0%;
•	100% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle but is less than 2.5% in any calendar quarter (10.0% annualized). We refer to this portion of our pre-incentive fee net investment income (which exceeds the hurdle but is less than 2.5%) as the “catch-up.” The “catch-up” is meant to provide our investment adviser with 20% of our pre-incentive fee net investment income as if a hurdle did not apply if this net investment income exceeds 2.5% in any calendar quarter; and
•	20% of the amount of our pre-incentive fee net investment income, if any, that exceeds 2.5% in any calendar quarter (10.0% annualized) is payable to Capitala Investment Advisors (once the hurdle is reached and the catch-up is achieved, 20% of all pre-incentive fee investment income thereafter is allocated to Capitala Investment Advisors).

The following is a graphical representation of the calculation of the income-related portion of the incentive fee:

Quarterly Incentive Fee Based on Net Investment Income

Pre-incentive fee net investment income

(expressed as a percentage of the value of net assets)

Percentage of pre-incentive fee net investment income allocated to the Capitala Investment Advisors

These calculations are appropriately pro-rated for any period of less than three months and adjusted for any share issuances or repurchases during the relevant quarter. You should be aware that a rise in the general level of interest rates can be expected to lead to higher interest rates applicable to our debt investments. Accordingly, an increase in interest rates would make it easier for us to meet or exceed the incentive fee hurdle rate and may result in a substantial increase of the amount of incentive fees payable to our investment adviser with respect to pre-incentive fee net investment income.

The second part of the incentive fee is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory Agreement, as of the termination date), commencing with the 2013 calendar year, and will equal 20% of our realized capital gains, if any, on a cumulative basis from inception through the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees with respect to each of the investments in our portfolio, provided that, the incentive fee determined as of December 31, 2013 was calculated for a period of shorter than twelve calendar months to take into account any realized capital gains computed net of all realized capital losses and unrealized capital depreciation from the inception of Capitala Finance.

We will defer cash payment of the portion of any incentive fee otherwise earned by our investment adviser that would, when taken together with all other incentive fees paid to our investment adviser during the most recent 12 full calendar month period ending on or prior to the date such payment is to be made, exceed 20% of the sum of (a) our pre-incentive fee net investment income during such period, (b) our net unrealized appreciation or depreciation during such period and (c) our net realized capital gains or losses during such period. Any deferred incentive fees will be carried over for payment in subsequent calculation periods to the extent such payment is payable under the Investment Advisory Agreement. Such deferred amounts will be calculated using a period of shorter than 12 full calendar months until 12 full calendar months have passed since completion of our initial public offering.

Examples of Quarterly Incentive Fee Calculation

Example 1: Income Related Portion of Incentive Fee*

Alternative 1:

Assumptions

Investment income (including interest, dividends, fees, etc.) = 1.25%

Hurdle rate(1) = 2.0%

Management fee(2) = 0.50%

Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.20%

Pre-incentive fee net investment income

(investment income – (management fee + other expenses)) = 0.55%

Pre-incentive net investment income does not exceed hurdle rate, therefore there is no incentive fee.

Alternative 2:

Assumptions

Investment income (including interest, dividends, fees, etc.) = 2.9%

Hurdle rate(1) = 2.0%

Management fee(2) = 0.50%

Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.20%

Pre-incentive fee net investment income

(investment income – (management fee + other expenses)) = 2.2%

Incentive fee = 100% × pre-incentive fee net investment income, subject to the “catch-up”(4)

= 100% × (2.2% – 2.0%)

= 0.20%

Pre-incentive fee net investment income exceeds the hurdle rate, but does not fully satisfy the “catch-up” provision, therefore the income related portion of the incentive fee is 0.20%.

*	The hypothetical amount of pre-incentive fee net investment income shown is based on a percentage of total net assets.
(1)	Represents 8.0% annualized hurdle rate.
(2)	Represents 2.00% annualized management fee.
(3)	Excludes organizational and offering expenses.
(4)	The “catch-up” provision is intended to provide the Adviser with an incentive fee of 20% on all of Capitala Finance’s pre-incentive fee net investment income as if a hurdle rate did not apply when its net investment income exceeds 2.5% in any calendar quarter.

Alternative 3:

Assumptions

Investment income (including interest, dividends, fees, etc.) = 3.50%

Hurdle rate(1) = 2.0%

Management fee(2) = 0.50%

Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.20%

Pre-incentive fee net investment income

(investment income – (management fee + other expenses)) = 2.80%

Incentive fee = 20% × pre-incentive fee net investment income, subject to “catch-up”(4)

Incentive fee = 100% × “catch-up” + (20% × (pre-incentive fee net investment income – 2.5%))

Catch-up = 2.5% – 2.0%

= 0.5%

Incentive fee = (100% × 0.5%) + (20% × (2.80% – 2.5%))

= 0.5% + (20% × 0.3%)

= 0.5% + 0.06%

= 0.56%

Pre-incentive fee net investment income exceeds the hurdle rate, and fully satisfies the “catch-up” provision, therefore the income related portion of the incentive fee is 0.56%.

Example 2: Capital Gains Portion of Incentive Fee

Alternative 1:

Assumptions

•	Year 1: $20 million investment made in Company A (“Investment A”), and $30 million investment made in Company B (“Investment B”)
•	Year 2: Investment A sold for $50 million and fair market value (“FMV”) of Investment B determined to be $32 million
•	Year 3: FMV of Investment B determined to be $25 million
•	Year 4: Investment B sold for $31 million

The capital gains portion of the incentive fee would be:

•	Year 1: None
•	Year 2: Capital gains incentive fee of $6 million ($30 million realized capital gains on sale of Investment A multiplied by 20%)
•	Year 3: None

$5 million (20% multiplied by ($30 million cumulative capital gains less $5 million cumulative capital depreciation)) less $6 million (previous capital gains fee paid in Year 2).

•	Year 4: Capital gains incentive fee of $200,000

$6.2 million ($31 million cumulative realized capital gains multiplied by 20%) less $6 million (capital gains fee taken in Year 2).

(1)	Represents 8.0% annualized hurdle rate.
(2)	Represents 2.00% annualized management fee.
(3)	Excludes organizational and offering expenses.
(4)	The “catch-up” provision is intended to provide the Adviser with an incentive fee of 20% on all of Capitala Finance’s pre-incentive fee net investment income as if a hurdle rate did not apply when its net investment income exceeds 2.5% in any calendar quarter.

Alternative 2:

Assumptions

•	Year 1: $20 million investment made in Company A (“Investment A”), $30 million investment made in Company B (“Investment B”) and $25 million investment made in Company C (“Investment C”)
•	Year 2: Investment A sold for $50 million, FMV of Investment B determined to be $25 million and FMV of Investment C determined to be $25 million
•	Year 3: FMV of Investment B determined to be $27 million and Investment C sold for $30 million
•	Year 4: FMV of Investment B determined to be $24 million
•	Year 5: Investment B sold for $20 million

The capital gains incentive fee, if any, would be:

•	Year 1: None
•	Year 2: $5 million capital gains incentive fee

20% multiplied by $25 million ($30 million realized capital gains on Investment A less unrealized capital depreciation on Investment B).

•	Year 3: $1.4 million capital gains incentive fee(1)

$6.4 million (20% multiplied by $32 million ($35 million cumulative realized capital gains less $3 million unrealized capital depreciation)) less $5 million capital gains fee received in Year 2.

•	Year 4: None
•	Year 5: None

$5 million (20% multiplied by $25 million (cumulative realized capital gains of $35 million less realized capital losses of $10 million)) less $6.4 million cumulative capital gains fee paid in Year 2 and Year 3.

Example 3: Application of the Incentive Fee Deferral Mechanism

Assumptions

•	In each of Years 1 through 4 in this example pre-incentive fee net investment income equals $40.0 million per year, which we recognized evenly in each quarter of each year and paid quarterly. This amount exceeds the hurdle rate and the requirement of the “catch-up” provision in each quarter of such year. As a result, the annual income related portion of the incentive fee, before the application of the deferral mechanism in any year is $8.0 million ($40.0 million multiplied by 20%). All income-related incentive fees were paid quarterly in arrears.
•	In each year preceding Year 1, we did not generate realized or unrealized capital gains or losses, no capital gain-related incentive fee was paid and there was no deferral of incentive fees.
•	Year 1: We did not generate realized or unrealized capital gains or losses.
•	Year 2: We realized a $30.0 million capital gain and did not otherwise generate realized or unrealized capital gains or losses.

(1)	As illustrated in Year 3 of Alternative 1 above, if the Company were to be wound up on a date other than December 31 of any year, the Company may have paid aggregate capital gain incentive fees that are more than the amount of such fees that would be payable if the Company had been wound up on December 31 of such year.
•	Year 3: We recognized $5.0 million of unrealized capital depreciation and did not otherwise generate realized or unrealized capital gains or losses.
•	Year 4: We realized a $6.0 million capital gain and did not otherwise generate realized or unrealized capital gains or losses.

	Income Related Incentive Fee Accrued Before Application of Deferral Mechanism	Capital Gains Related Incentive Fee Accrued Before Application of Deferral Mechanism	Incentive Fee Calculations	Incentive Fees Paid and Deferred
Year 1	$8.0 million ($40.0 million multiplied by 20%)	None	$8.0 million	Incentive fees of $8.0 million paid; no incentive fees deferred
Year 2	$8.0 million ($40.0 million multiplied by 20%)	$6.0 million (20% of $30.0 million)	$14.0 million	Incentive fees of $14.0 million paid; no incentive fees deferred
Year 3	$8.0 million ($40.0 million multiplied by 20%)	None (20% of
cumulative net capital
gains of $25.0 million
($30.0 million in
cumulative realized
gains less $5.0 million
in cumulative
unrealized capital
depreciation) less
$6.0 million of capital
gains fee paid in
Year 2)	$7.0 million (20% of
the sum of (a) our
pre-incentive fee net
investment income,
(b) our net unrealized
appreciation or
depreciation during
such period and
(c) our net realized
capital gains or losses
			during Year 3)	Incentive fees of $7.0 million paid; $8.0 million of incentive fees accrued but payment restricted to $7.0 million; $1.0 million of incentive fees deferred
Year 4	$8.0 million ($40.0 million multiplied by 20%)	$0.2 million (20% of
cumulative net capital
gains of $31.0 million
($36.0 million
cumulative realized
capital gains less
$5.0 million
cumulative unrealized
capital depreciation)
less $6.0 million of
capital gains fee paid
		in Year 2)	$8.2 million	Incentive fees of $9.2 million paid ($8.2 million of incentive fees accrued in Year 4 plus $1.0 million of deferred incentive fees); no incentive fees deferred

Payment of Our Expenses

The investment team of our investment adviser and their respective staffs, when and to the extent engaged in providing investment advisory and management services, and the compensation and routine overhead expenses of such personnel allocable to such services, are provided and paid for by Capitala Investment Advisors. We bear all other costs and expenses of our operations and transactions, including (without limitation):

•	the cost of our organization;
•	the cost of calculating our net asset value, including the cost of any third-party valuation services;
•	the cost of effecting sales and repurchases of our shares and other securities;
•	interest payable on debt, if any, to finance our investments;
•	fees payable to third parties relating to, or associated with, making investments (such as the legal, accounting and travel expenses incurred in connection with making investments), including fees and expenses associated with performing due diligence reviews of prospective investments and advisory fees;
•	transfer agent and custodial fees;
•	fees and expenses associated with marketing efforts;
•	costs associated with our reporting and compliance obligations under the 1940 Act, the Exchange Act and other applicable federal and state securities laws, and ongoing stock exchange fees;
•	federal, state and local taxes;

•	independent directors’ fees and expenses;
•	brokerage commissions;
•	costs of proxy statements, stockholders’ reports and other communications with stockholders;
•	fidelity bond, directors’ and officers’ liability insurance, errors and omissions liability insurance and other insurance premiums;
•	direct costs and expenses of administration, including printing, mailing, telephone and staff;
•	fees and expenses associated with independent audits and outside legal costs; and
•	all other expenses incurred by either our administrator or us in connection with administering our business, including payments under the Administration Agreement that will be based upon our allocable portion of overhead and other expenses incurred by our administrator in performing its obligations under the Administration Agreement, including rent, the fees and expenses associated with performing compliance functions, and our allocable portion of any costs of compensation and related expenses of our chief compliance officer and our chief financial officer and any administrative support staff.

Duration and Termination

The Investment Advisory Agreement was initially approved by the Board of Directors of Capitala Finance on June 10, 2013. Unless earlier terminated as described below, the Investment Advisory Agreement will remain in effect for a period of two years from the date it was approved by our Board of Directors and will remain in effect from year to year thereafter if approved annually by our Board of Directors or by the affirmative vote of the holders of a majority of our outstanding voting securities, including, in either case, approval by a majority of our directors who are not parties to such agreement or who are not “interested persons” of any such party, as such term is defined in Section 2(a)(19) of the 1940 Act. The Investment Advisory Agreement will automatically terminate in the event of its assignment. The Investment Advisory Agreement may also be terminated by either party without penalty upon not less than 60 days’ written notice to the other party. See “Risk Factors — Risks Relating to Our Business and Structure — Our investment adviser will have the right to resign on 60 days’ notice.”

Indemnification

The Investment Advisory Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, Capitala Investment Advisors and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from Capitala Finance for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of Capitala Investment Advisors’ services under the Investment Advisory Agreement or otherwise as an investment adviser of Capitala Finance.

Organization of the Investment Adviser

Capitala Investment Advisors is a Delaware limited liability company. The principal executive offices of Capitala Investment Advisors are located at 4201 Congress Street, Suite 360, Charlotte, North Carolina 28209.

Board Approval of the Investment Advisory Agreement

A discussion regarding the basis for our Board of Director’s approval of our Investment Advisory Agreement will be included in our annual report on Form 10-K for the period ending December 31, 2013.

ADMINISTRATION AGREEMENT

Capitala Advisors Corp., a North Carolina corporation, serves as our administrator. The principal executive offices of our administrator are located at 4201 Congress Street, Suite 360, Charlotte, North Carolina 28209. Capitala Advisors Corp., pursuant to a sub-administration agreement, has engaged U.S. Bancorp Fund Services, LLC to act on behalf of Capitala Advisors Corp. in its performance of certain administrative services for us. The principal office of U.S. Bancorp Fund Services, LLC is 777 East Wisconsin Avenue, Milwaukee, WI 53202. Pursuant to the Administration Agreement, our administrator furnishes us with office facilities, equipment and clerical, bookkeeping and record keeping services at such facilities. Under the Administration Agreement, our administrator also performs, or oversees the performance of, our required administrative services, which include, among other things, being responsible for the financial records that we are required to maintain and preparing reports to our stockholders. In addition, our administrator assists us in determining and publishing our net asset value, oversees the preparation and filing of our tax returns and the printing and dissemination of reports to our stockholders, and generally oversees the payment of our expenses and the performance of administrative and professional services rendered to us by others. Payments under the Administration Agreement are equal to an amount based upon our allocable portion of our administrator’s overhead in performing its obligations under the Administration Agreement, including rent, the fees and expenses associated with performing compliance functions and our allocable portion of the compensation of our chief financial officer, chief compliance officer and our allocable portion of the compensation of any administrative support staff. Under the Administration Agreement, our administrator will also provide on our behalf managerial assistance to those portfolio companies that request such assistance. The Administration Agreement has an initial term of two years and may be renewed with the approval of our Board of Directors. The Administration Agreement may be terminated by either party without penalty upon 60 days’ written notice to the other party. To the extent that our administrator outsources any of its functions, we will pay the fees associated with such functions on a direct basis without any incremental profit to our administrator. Stockholder approval is not required to amend the Administration Agreement.

Our administrator also provides administrative services to our investment adviser, Capitala Investment Advisors. As a result, Capitala Investment Advisors will also reimburse our administrator for its allocable portion of our administrator’s overhead, including rent, the fees and expenses associated with performing compliance functions for Capitala Investment Advisors, and its allocable portion of the compensation of any administrative support staff.

The Administration Agreement provides that, absent willful misfeasance, bad faith or negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, our administrator and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from Capitala Finance for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of our administrator’s services under the Administration Agreement or otherwise as administrator for Capitala Finance.

LICENSE AGREEMENT

We have entered into a license agreement with Capitala Investment Advisors pursuant to which Capitala Investment Advisors has agreed to grant us a non-exclusive, royalty-free license to use the name “Capitala.” Under this agreement, we have a right to use the Capitala name for so long as the Investment Advisory Agreement with Capitala Investment Advisors is in effect. Other than with respect to this limited license, we will have no legal right to the “Capitala” name.

CERTAIN RELATIONSHIPS AND TRANSACTIONS

We have entered into the Investment Advisory Agreement with Capitala Investment Advisors. Mr. Alala, our chief executive officer, president and chairman of our Board of Directors, is the managing partner and chief investment officer of Capitala Investment Advisors, and Mr. Broyhill, a member of our Board of Directors, has an indirect controlling interest in Capitala Investment Advisors.

In addition, Capitala Investment Advisors’ investment team manages Fund IV, a private investment limited partnership providing financing solutions smaller and lower middle-market companies that had its first closing in March 2013 and obtained SBA approval for its SBIC license in April 2013. In addition to Fund IV, affiliates of Capitala Investment Advisors manage several affiliated funds whereby institutional limited partners in the Legacy Funds have had the opportunity to co-invest with the Legacy Funds in portfolio investments. Capitala Investment Advisors and its affiliates may determine that an investment is appropriate for us and for one or more of those other funds. In such event, depending on the availability of such investment and other appropriate factors, Capitala Investment Advisors or its affiliates may determine that we should invest side-by-side with one or more other funds. Any such investments will be made only to the extent permitted by applicable law and interpretive positions of the SEC and its staff, and consistent with Capitala Investment Advisors’ allocation procedures. We do not expect to make co-investments, or otherwise compete for investment opportunities, with Fund IV because its focus and investment strategy differ from our own.

We have entered into a license agreement with Capitala Investment Advisors, pursuant to which Capitala Investment Advisors has agreed to grant us a non-exclusive, royalty-free license to use the name “Capitala.”

We have entered into the Administration Agreement with our administrator. Pursuant to the terms of the Administration Agreement, our administrator provides us with the office facilities and administrative services necessary to conduct our day-to-day operations. Mr. Alala, our chief executive officer, president and chairman of our Board of Directors, is the chief executive officer, president and a director of our administrator, and Mr. Broyhill, a member of our Board of Directors, is the trustee of a trust that has a controlling interest in our administrator.

In connection with the Formation Transactions, we issued an aggregate of approximately 9.0 million shares of our common stock to the Legacy Investors. For more information on each Legacy Investor who, directly or indirectly, owns, controls or holds with the power to vote, 5% or more of Capitala Finance, see “Control Persons and Principal Stockholders.”

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS

The following table sets forth, as of June 9, 2014, the beneficial ownership of each of our directors, executive officers, each person known to us to beneficially own 5% or more of the outstanding shares of our common stock, and the executive officers and directors as a group.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. Ownership information for those persons who beneficially own 5% or more of our shares of common stock, if any, is based upon Schedule 13G and Schedule 13D filings by such persons with the SEC and other information obtained from such persons, if available.

Unless otherwise indicated, Capitala Finance believes that each beneficial owner set forth in the table has sole voting and investment power and has the same address as Capitala Finance. Our address is 4201 Congress Street, Suite 360, Charlotte, North Carolina 28209.

Name of Beneficial Owner	Number of Shares Beneficially Owned(1)	Percentage of Class(2)
Interested Directors
Joseph B. Alala, III(3)(6)	768,180	5.9%
M. Hunt Broyhill(4)	274,221	2.1%
Independent Directors
R. Charles Moyer	5,853	*
H. Paul Chapman	2,500	*
Larry W. Carroll	43,770	*
Executive Officers
John F. McGlinn(5)(6)	181,421	1.4%
Stephen A. Arnall	2,727	*
Richard Wheelahan	1,372	*
Executive Officers and Directors as a Group	1,280,044	9.9%
Capitala Restricted Shares I, LLC(6)	672,741	5.2%

*	Represents less than one percent.
(1)	Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act. Assumes no other purchases or sales of our common stock since the most recently available SEC filings. This assumption has been made under the rules and regulations of the SEC and does not reflect any knowledge that we have with regard to the present intention of the beneficial owners of our common stock listed in this table.
(2)	Based on a total of 12,974,420 shares of our common stock issued and outstanding on March 31, 2014.
(3)	Mr. Alala, by virture of his position as manager thereof, may be deemed to beneficially own (i) 100 shares held by Capitala Investment Advisors, LLC; (ii) 972 shares held by CapitalSouth Corporation; (iii) 2,705 shares held by Capitala Transaction Corp.; (iv) 351,865 shares held by Capitala Restricted Shares I, LLC; and (v) 91,622 shares held by Capitala Private Investments LLC. The address for all of these entities is 4201 Congress Street, Suite 360, Charlotte, North Carolina 28209.
(4)	Mr. Broyhill, by virture of his position as manager thereof, may be deemed to beneficially own (i) 15,000 shares held by BMC Fund Inc.; (ii) 134,857 shares held by Claron Investments, LP; (iii) 37,764 shares held by Broyhill Investments, Inc.; (iv) 6,993 shares held by Hibriten Investments of N.C. Limited Partnership; and (v) 13,580 shares held by Broyhill Family Foundation Inc. The address for all of these entities is 800 Golfview Park, PO Box 500, Lenior, NC 28645.
(5)	Mr. McGlinn has indirect beneficial ownership of 125,000 shares held by Capitala Restricted Shares I, LLC.
(6)	The shares held by Capitala Restricted Shares I, LLC may be used as compensation for advisory personnel and other persons performing advisory and administrative functions on behalf of Capitala Investment Advisors, LLC and Capitala Advisors Corp.

The following table sets forth the dollar range of our equity securities beneficially to be owned by each of our directors immediately after this offering.

Name of Director	Dollar Range of Equity Securities in Capitala Finance(1)(2)
Interested Directors
Joseph B. Alala, III	Over $100,000
M. Hunt Broyhill	Over $100,000
Independent Directors
R. Charles Moyer	Over $100,000
Larry W. Carroll	Over $100,000
H. Paul Chapman	$10,001 - $50,000

(1)	Dollar ranges are as follows: None, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, or Over $100,000.
(2)	The dollar range of equity securities beneficially owned in us is based on the closing price for our common stock of $18.19 on June 9, 2014 on the NASDAQ Global Select Market. Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act.

REGULATION AS A BUSINESS DEVELOPMENT COMPANY

General

A BDC is regulated by the 1940 Act. A BDC must be organized in the United States for the purpose of investing in or lending to primarily private companies and making significant managerial assistance available to them. A BDC may use capital provided by public stockholders and from other sources to make long-term, private investments in businesses. A BDC provides stockholders the ability to retain the liquidity of a publicly traded stock while sharing in the possible benefits, if any, of investing in primarily privately owned companies.

We may not change the nature of our business so as to cease to be, or withdraw our election as, a BDC unless authorized by vote of a majority of the outstanding voting securities, as required by the 1940 Act. A majority of the outstanding voting securities of a company is defined under the 1940 Act as the lesser of: (a) 67% or more of such company’s voting securities present at a meeting if more than 50% of the outstanding voting securities of such company are present or represented by proxy, or (b) more than 50% of the outstanding voting securities of such company. We do not anticipate any substantial change in the nature of our business.

As with other companies regulated by the 1940 Act, a BDC must adhere to certain substantive regulatory requirements. A majority of our directors must be persons who are not interested persons, as that term is defined in the 1940 Act. Additionally, we will be required to provide and maintain a bond issued by a reputable fidelity insurance company to protect the BDC. Furthermore, as a BDC, we will be prohibited from protecting any director or officer against any liability to us or our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

As a BDC, we are generally required to meet an asset coverage ratio, defined under the 1940 Act as the ratio of our gross assets (less all liabilities and indebtedness not represented by senior securities) to our outstanding senior securities, of at least 200% after each issuance of senior securities. On June 10, 2014, we received an exemptive order from the SEC granting relief from the asset coverage requirements for certain indebtedness issued by Fund II and Fund III as SBICs. We may also be prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of our directors who are not interested persons and, in some cases, prior approval by the SEC.

We are generally not able to issue and sell our common stock at a price below net asset value per share. See “Risk Factors — Risks Relating to Our Business and Structure — Regulations governing our operation as a BDC affect our ability to raise additional capital and the way in which we do so.” We may, however, sell our common stock, or warrants, options or rights to acquire our common stock, at a price below the then-current net asset value of our common stock if our Board of Directors determines that such sale is in our best interests and the best interests of our stockholders, and our stockholders approve our policy and practice of making such sales. In any such case, under such circumstances, the price at which our common stock to be issued and sold may not be less than a price which, in the determination of our Board of Directors, closely approximates the market value of such common stock. In addition, we may generally issue new shares of our common stock at a price below net asset value in rights offerings to existing stockholders, in payment of dividends and in certain other limited circumstances.

As a BDC, we are generally limited in our ability to invest in any portfolio company in which our investment adviser or any of its affiliates currently has an investment or to make any co-investments with our investment adviser or its affiliates without an exemptive order from the SEC, subject to certain exceptions.

We will be periodically examined by the SEC for compliance with the 1940 Act.

As a BDC, we are subject to certain risks and uncertainties. See “Risk Factors — Risks Relating to Our Business and Structure.”

Qualifying Assets

Under the 1940 Act, a BDC may not acquire any asset other than assets of the type listed in Section 55(a) of the 1940 Act, which are referred to as qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the BDC’s gross assets (the “70% Test”). The principal categories of qualifying assets relevant to our proposed business are the following:

•	Securities purchased in transactions not involving any public offering, the issuer of which is an eligible portfolio company;
•	Securities received in exchange for or distributed with respect to securities described in the bullet above or pursuant to the exercise of options, warrants or rights relating to such securities; and
•	Cash, cash items, government securities or high quality debt securities (within the meaning of the 1940 Act), maturing in one year or less from the time of investment.

An eligible portfolio company is generally a domestic company that is not an investment company (other than a small business investment company wholly owned by a BDC) and that:

•	does not have a class of securities with respect to which a broker may extend margin credit at the time the acquisition is made;
•	is controlled by the BDC and has an affiliate of the BDC on its board of directors;
•	does not have any class of securities listed on a national securities exchange;
•	is a public company that lists its securities on a national securities exchange with a market capitalization of less than $250 million; or
•	meets such other criteria as may be established by the SEC.

Control, as defined by the 1940 Act, is presumed to exist where a BDC beneficially owns more than 25% of the outstanding voting securities of the portfolio company.

In addition, a BDC must have been organized and have its principal place of business in the United States and must be operated for the purpose of making investments in eligible portfolio companies, or in other securities that are consistent with its purpose as a BDC.

Managerial Assistance to Portfolio Companies

In order to count portfolio securities as qualifying assets for the purpose of the 70% test, the BDC must either control the issuer of the securities or must offer to make available to the issuer of the securities (other than small and solvent companies described above) significant managerial assistance; except that, where the BDC purchases such securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available such managerial assistance. Making available managerial assistance means, among other things, any arrangement whereby the BDC, through its directors, officers or employees, offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company.

Temporary Investments

Pending investment in other types of “qualifying assets,” as described above, our investments may consist of cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment, which we refer to, collectively, as temporary investments, so that 70% of our assets are qualifying assets. Typically, we will invest in U.S. Treasury bills or in repurchase agreements, provided that such agreements are fully collateralized by cash or securities issued by the U.S. government or its agencies. A repurchase agreement involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed-upon future date and at a price which is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements. However, if more than 25% of our gross assets constitute repurchase agreements from a single counterparty, we would not meet the diversification tests in order to qualify as a RIC under the Code. Thus, we do not intend to enter into repurchase agreements with a single counterparty in excess of this limit. Our investment adviser will monitor the creditworthiness of the counterparties with which we enter into repurchase agreement transactions.

Senior Securities

We are permitted, under specified conditions, to issue multiple classes of indebtedness and one class of stock senior to our common stock if our asset coverage, as defined in the 1940 Act, is at least equal to 200% immediately after each such issuance. On June 10, 2014, we received an exemptive order from the SEC granting relief from the asset coverage requirements for certain indebtedness issued by Fund II and Fund III as SBICs. In addition, while any senior securities remain outstanding, we must make provisions to prohibit any distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our gross assets for temporary or emergency purposes without regard to asset coverage. For a discussion of the risks associated with leverage, see “Risk Factors — Risks Relating to Our Business and Structure.”

Code of Ethics

We and our investment adviser have adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act that establishes procedures for personal investments and restricts certain transactions by our personnel. Our code of ethics generally does not permit investments by our employees in securities that may be purchased or held by us. You may read and copy our code of ethics at the SEC’s Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. In addition, the code of ethics is attached as an exhibit to the registration statement of which this prospectus is a part, and is available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You may also obtain copies of the code of ethics, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549. Our code of ethics is also available on our website at http://www.capitalagroup.com.

Compliance Policies and Procedures

We and our investment adviser have adopted and implemented written policies and procedures reasonably designed to detect and prevent violation of the federal securities laws and are required to review these compliance policies and procedures annually for their adequacy and the effectiveness of their implementation and designate a chief compliance officer to be responsible for administering the policies and procedures. Richard Wheelahan currently serves as our chief compliance officer. For Mr. Wheelahan’s biographical information, please see “Management — Biographical Information.”

Sarbanes-Oxley Act of 2002

The Sarbanes-Oxley Act of 2002 imposes a wide variety of regulatory requirements on publicly-held companies and their insiders. Many of these requirements affect us. For example:

•	pursuant to Rule 13a-14 of the Exchange Act, our chief executive officer and chief financial officer must certify the accuracy of the financial statements contained in our periodic reports;
•	pursuant to Item 307 of Regulation S-K, our periodic reports must disclose our conclusions about the effectiveness of our disclosure controls and procedures;
•	pursuant to Rule 13a-15 of the Exchange Act, our management will be required to prepare an annual report regarding its assessment of our internal control over financial reporting. When we are no longer an emerging growth company under the JOBS Act, our independent registered public accounting firm will be required to audit our internal controls over financial reporting; and
•	pursuant to Item 308 of Regulation S-K and Rule 13a-15 of the 1934 Act, our periodic reports must disclose whether there were significant changes in our internal controls over financial reporting or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

The Sarbanes-Oxley Act requires us to review our current policies and procedures to determine whether we comply with the Sarbanes-Oxley Act and the regulations promulgated thereunder. We will continue to monitor our compliance with all regulations that are adopted under the Sarbanes-Oxley Act and will take actions necessary to ensure that we are in compliance therewith.

Proxy Voting Policies and Procedures

We have delegated our proxy voting responsibility to Capitala Investment Advisors. The proxy voting policies and procedures of Capitala Investment Advisors are set forth below. The guidelines will be reviewed periodically by Capitala Investment Advisors and our non-interested directors, and, accordingly, are subject to change. For purposes of the proxy voting policies and procedures described below, “we,” “our” and “us” refers to Capitala Investment Advisors.

Introduction

An investment adviser registered under the Advisers Act has a fiduciary duty to act solely in the best interests of its clients. As part of this duty, we recognize that we must vote client securities in a timely manner free of conflicts of interest and in the best interests of our clients.

These policies and procedures for voting proxies for our investment advisory clients are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.

Proxy Policies

We will vote proxies relating to our portfolio securities in what we perceive to be the best interest of our clients’ stockholders. We will review on a case-by-case basis each proposal submitted to a stockholder vote to determine its impact on the portfolio securities held by our clients. Although we will generally vote against proposals that may have a negative impact on our clients’ portfolio securities, we may vote for such a proposal if there exist compelling long-term reasons to do so.

Our proxy voting decisions will be made by the senior officers who are responsible for monitoring each of our clients’ investments. To ensure that our vote is not the product of a conflict of interest, we will require that: (1) anyone involved in the decision making process disclose to our managing member any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (2) employees involved in the decision making process or vote administration are prohibited from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties.

Proxy Voting Records

You may obtain information about how we voted proxies by making a written request for proxy voting information to: Capitala Investment Advisors, LLC, 4201 Congress Street, Suite 360, Charlotte, North Carolina 28209.

Privacy Principles

We are committed to maintaining the privacy of our stockholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information we collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, we do not receive any non-public personal information relating to our stockholders, although certain non-public personal information of our stockholders may become available to us. We do not disclose any non-public personal information about our stockholders or former stockholders to anyone, except as permitted by law or as is necessary in order to service stockholder accounts (for example, to a transfer agent or third-party administrator).

We restrict access to non-public personal information about our stockholders to employees of our investment adviser and its affiliates with a legitimate business need for the information. We will maintain physical, electronic and procedural safeguards designed to protect the non-public personal information of our stockholders.

Small Business Investment Company Regulations

Our wholly owned subsidiaries’ SBIC licenses allow them to borrow funds by issuing SBA-guaranteed debentures, subject to the issuance of a capital commitment by the SBA and other customary procedures. SBA-guaranteed debentures are non-recourse, interest-only debentures with interest payable semi-annually and have a ten year maturity. The principal amount of SBA-guaranteed debentures is not required to be paid prior to maturity but may be prepaid at any time without penalty. The interest rate of SBA-guaranteed debentures is fixed at the time of issuance at a market-driven spread over U.S. Treasury Notes with 10-year maturities.

SBICs are designed to stimulate the flow of private equity capital to eligible small businesses. Under SBA regulations, SBICs may make loans to eligible small businesses and invest in the equity securities of small businesses. Under present SBA regulations, eligible small businesses include businesses that have a tangible net worth not exceeding $18 million and have average annual fully taxed net income not exceeding $6 million for the two most recent fiscal years. In addition, an SBIC must devote 25% of its investment activity to “smaller” concerns as defined by the SBA. A smaller concern is one that has a tangible net worth not exceeding $6 million and has average annual fully taxed net income not exceeding $2 million for the two most recent fiscal years. SBA regulations also provide alternative size standard criteria to determine eligibility, which depend on the industry in which the business is engaged and are based on such factors as the number of employees and gross sales. According to SBA regulations, SBICs may make long-term loans to small businesses, invest in the equity securities of such businesses and provide them with consulting and advisory services.

SBA regulations currently limit the amount that an SBIC subsidiary may borrow to a maximum of $150 million when it has at least $75 million in regulatory capital. Affiliated SBICs are permitted to issue up to a combined maximum amount of $225 million when they have at least $112.5 million in regulatory capital. As of December 31, 2013, Fund II had $26.2 million in regulatory capital and $52.2 million in SBA-guaranteed debentures outstanding and Fund III had $75 million in regulatory capital and $150 million in SBA-guaranteed debentures outstanding.

On June 10, 2014, we received exemptive relief from the SEC to permit us to exclude the debt of our SBIC subsidiaries guaranteed by the SBA from the definition of senior securities in the 200% asset coverage test under the 1940 Act. This provides us with increased flexibility under the 200% asset coverage test by permitting us to borrow up to $202.2 million more than we would otherwise be able to absent the receipt of this exemptive relief.

The SBA restricts the ability of SBICs to repurchase their capital stock. SBA regulations also include restrictions on a “change of control” or transfer of an SBIC and require that SBICs invest idle funds in accordance with SBA regulations. In addition, our SBIC subsidiaries may also be limited in their ability to make distributions to us if they do not have sufficient capital, in accordance with SBA regulations.

Our SBIC subsidiaries are subject to regulation and oversight by the SBA, including requirements with respect to maintaining certain minimum financial ratios and other covenants. Receipt of SBIC licenses does not assure that our SBIC subsidiaries will receive SBA-guaranteed debenture funding, which is dependent upon our SBIC subsidiaries continuing to be in compliance with SBA regulations and policies. The SBA, as a creditor, will have a superior claim to our SBIC subsidiaries’ assets over our stockholders in the event we liquidate our SBIC subsidiaries or the SBA exercises its remedies under the SBA-guaranteed debentures issued by our SBIC subsidiaries upon an event of default.

NASDAQ Global Select Market Requirements

We have adopted certain policies and procedures intended to comply with the NASDAQ Global Select Market’s corporate governance rules. We will continue to monitor our compliance with all future listing standards that are approved by the SEC and will take actions necessary to ensure that we are in compliance therewith.

DETERMINATION OF NET ASSET VALUE

We determine the net asset value of our investment portfolio each quarter by subtracting our total liabilities from the fair value of our gross assets.

We conduct the valuation of our assets, pursuant to which our net asset value shall be determined, at all times consistent with GAAP and the 1940 Act. Our valuation procedures are set forth in more detail below:

Securities for which market quotations are readily available on an exchange shall be valued at such price as of the closing price on the day of valuation. We may also obtain quotes with respect to certain of our investments from pricing services or brokers or dealers in order to value assets. When doing so, we determine whether the quote obtained is sufficient according to GAAP to determine the fair value of the security. If determined adequate, we use the quote obtained.

Securities for which reliable market quotations are not readily available or for which the pricing source does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of our investment adviser or Board of Directors, does not represent fair value, which we expect will represent a substantial majority of the investments in our portfolio, shall be valued as follows: (i) each portfolio company or investment is initially valued by the investment professionals responsible for the portfolio investment; (ii) preliminary valuation conclusions are documented and discussed with our senior management; (iii) independent third-party valuation firms engaged by, or on behalf of, the Board of Directors will conduct independent appraisals, review management’s preliminary valuations and prepare separate preliminary valuation conclusions on a selected basis such that each portfolio investment shall be independently reviewed at least annually (investments will not be selected for such review, however, if they (a) have a value as of the previous quarter of less than 2.0% of our gross assets as of the previous quarter, or (b) have a value as of the current quarter of less than 2.0% of our gross assets as of the previous quarter, after taking into account any repayment of principal during the current quarter); and (iv) the Board of Directors will discuss valuations and determine the fair value of each investment in our portfolio in good faith based on the input of the investment adviser and, where appropriate, the respective third-party valuation firms.

The recommendation of fair value will generally be based on the following factors, as relevant:

•	the nature and realizable value of any collateral;
•	the portfolio company’s ability to make payments;
•	the portfolio company’s earnings and discounted cash flow;
•	the markets in which the issuer does business; and
•	comparisons to publicly traded securities.

Securities for which market quotations are not readily available or for which a pricing source is not sufficient may include, but are not limited to, the following:

•	private placements and restricted securities that do not have an active trading market;
•	securities whose trading has been suspended or for which market quotes are no longer available;
•	debt securities that have recently gone into default and for which there is no current market;
•	securities whose prices are stale;
•	securities affected by significant events; and
•	securities that the investment adviser believes were priced incorrectly.

Determination of fair value involves subjective judgments and estimates. Accordingly, the notes to our financial statements will express the uncertainty with respect to the possible effect of such valuations, and any change in such valuations, on our financial statements.

Determinations in Connection with Offerings

In connection with certain future offerings of shares of our common stock, our Board of Directors or an authorized committee thereof will be required to make the determination that we are not selling shares of our common stock at a price below the then current net asset value of our common stock at the time at which the sale is made. Our Board of Directors or an authorized committee thereof will consider the following factors, among others, in making such a determination:

•	the net asset value of our common stock disclosed in the most recent periodic report that we filed with the SEC;
•	our management’s assessment of whether any material change in the net asset value of our common stock has occurred (including through the realization of gains on the sale of our portfolio securities) during the period beginning on the date of the most recently disclosed net asset value of our common stock and ending two days prior to the date of the sale of our common stock; and
•	the magnitude of the difference between (i) a value that our Board of Directors or an authorized committee thereof has determined reflects the current net asset value of our common stock, which is based upon the net asset value of our common stock disclosed in the most recent periodic report that we filed with the SEC, as adjusted to reflect our management’s assessment of any material change in the net asset value of our common stock since the date of the most recently disclosed net asset value of our common stock, and (ii) the offering price of the shares of our common stock in the proposed offering.

These processes and procedures are part of our compliance policies and procedures. Records will be made contemporaneously with all determinations described in this section and these records will be maintained with other records that we are required to maintain under the 1940 Act.

DIVIDEND REINVESTMENT PLAN

We have adopted a dividend reinvestment plan that provides for reinvestment of our dividends and other distributions on behalf of our stockholders, unless a stockholder elects to receive cash as provided below. As a result, if our Board of Directors authorizes, and we declare, a cash distribution, our stockholders who have not opted out of our dividend reinvestment plan will have their cash distributions automatically reinvested in additional shares of our common stock, rather than receiving the cash distributions. In this way, a stockholder can maintain an undiluted investment in us and still allow us to pay out the required distributable income.

No action will be required on the part of a registered stockholder to have his cash distribution reinvested in shares of our common stock. A registered stockholder may elect to receive an entire distribution in cash by notifying American Stock Transfer & Trust Company, LLC, the plan administrator and our transfer agent and registrar, in writing so that such notice is received by the plan administrator no later than 10 days prior to the record date for distributions to stockholders. The plan administrator will set up an account for shares acquired through the plan for each stockholder who has not elected to receive distributions in cash and hold such shares in non-certificated form in the plan administrator’s name or that of its nominee. Upon request by a stockholder participating in the plan, received in writing not less than 10 days prior to the record date, the plan administrator will, instead of crediting shares to the participant’s account, issue a certificate registered in the participant’s name for the number of whole shares of our common stock and a check for any fractional share.

Those stockholders whose shares are held by a broker or other financial intermediary may receive distributions in cash by notifying their broker or other financial intermediary of their election.

We expect to use primarily newly issued shares to implement the plan, whether our shares are trading at a premium or at a discount to net asset value. Under such circumstances, the number of shares to be issued to a stockholder is determined by dividing the total dollar amount of the distribution payable to such stockholder by the market price per share of our common stock at the close of regular trading on the valuation date for such distribution. Market price per share on that date will be the closing price for such shares on the national securities exchange on which our shares are then listed or, if no sale is reported for such day, at the average of their reported bid and asked prices. We reserve the right to purchase shares in the open market in connection with our implementation of the plan. Shares purchased in open market transactions by the plan administrator will be allocated to a stockholder based on the average purchase price, excluding any brokerage charges or other charges, of all shares of common stock purchased in the open market.

There will be no brokerage charges or other charges to stockholders who participate in the plan. The plan administrator’s fees under the plan will be paid by us. If a participant elects by written notice to the plan administrator to have the plan administrator sell part or all of the shares held by the plan administrator in the participant’s account and remit the proceeds to the participant, the plan administrator is authorized to deduct a transaction fee of $15.00 plus a brokerage commission from the proceeds.

Stockholders who receive distributions in the form of stock are subject to the same federal, state and local tax consequences as are stockholders who elect to receive their distributions in cash. A stockholder’s basis for determining gain or loss upon the sale of stock received in a distribution from us will be equal to the total dollar amount of the distribution payable to the stockholder. Any stock received in a distribution will have a new holding period for tax purposes commencing on the day following the day on which the shares are credited to the U.S. stockholder’s account.

The plan may be terminated by us upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any distribution by us. All correspondence concerning the plan should be directed to the plan administrator by mail at 6201 15th Avenue, Brooklyn, New York 11219 or by phone at 1-866-665-2281.

MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following summary describes the material U.S. federal income tax considerations (and, in the case of a non-U.S. holder (as defined below), the material U.S. federal estate tax consequences) applicable to an investment in the Notes. This summary does not purport to be a complete description of the income and estate tax considerations applicable to such an investment. This summary is based upon the Internal Revenue Code of 1986, as amended (the “Code”), U.S. Treasury regulations, and administrative and judicial interpretations, each as of the date of this prospectus and all of which are subject to change, potentially with retroactive effect, or to differing interpretations. You should consult your own tax advisor with respect to tax considerations that pertain to your acquisition, ownership and disposition of our Notes.

This summary discusses only Notes held as capital assets within the meaning of Section 1221 of the Code (generally, property held for investment purposes) and does not purport to address persons in special tax situations, such as financial institutions, insurance companies, controlled foreign corporations, passive foreign investment companies and regulated investment companies (and shareholders of such corporations), dealers in securities or currencies, traders in securities, former citizens of the United States, persons holding the Notes as a hedge against currency risks or as a position in a “straddle,” “hedge,” “constructive sale transaction” or “conversion transaction” for U.S. federal income tax purposes, entities that are tax-exempt for U.S. federal income tax purposes, retirement plans, individual retirement accounts, tax-deferred accounts, persons subject to the alternative minimum tax, pass-through entities (including partnerships and entities and arrangements classified as partnerships for U.S. federal income tax purposes) and beneficial owners of pass-through entities, or persons whose functional currency (as defined in Section 985 of the Code) is not the U.S. dollar. It also does not address beneficial owners of the Notes other than original purchasers of the Notes who acquire the Notes in this offering for a price equal to their original issue price (i.e., the first price at which a substantial amount of the Notes are sold other than to bond houses, brokers, or similar persons or organizations acting in the capacity of underwriters, placement agents or wholesalers).

For purposes of this discussion, the term “U.S. holder” means a beneficial owner of a Note that is, for U.S. federal income tax purposes:

•	an individual who, for U.S. federal income tax purposes, is citizen or resident of the United States;
•	a corporation or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States, any state thereof, or the District of Columbia;
•	a trust (a) subject to the control of one or more United States persons and the primary supervision of a court in the United States, or (b) that existed on August 20, 1996 and has made a valid election (under applicable U.S. Treasury regulations) to be treated as a domestic trust; or
•	an estate, the income of which is subject to U.S. federal income taxation regardless of its source.

The term “non-U.S. holder” means a beneficial owner of a Note that is neither a U.S. holder nor a partnership (including an entity or arrangement treated as a partnership for U.S. federal income tax purposes). An individual may, subject to exceptions, be deemed to be a resident alien, as opposed to a non-resident alien, by, among other ways, being present in the United States (i) on at least 31 days in the calendar year, and (ii) for an aggregate of at least 183 days during a three-year period ending in the current calendar year, counting for such purposes all of the days present in the current year, one-third of the days present in the immediately preceding year, and one-sixth of the days present in the second preceding year. Resident aliens are subject to U.S. federal income tax as if they were United States citizens.

If a partnership (including an entity or arrangement treated as a partnership for U.S. federal income tax purposes) holds any Notes, the U.S. federal income tax treatment of a partner of the partnership generally will depend upon the status of the partner, the activities of the partnership and certain determinations made at the partner level. Partners of partnerships holding Notes should consult their own tax advisors.

If you are considering purchasing the Notes, you should consult your own tax advisor concerning the application of the U.S. federal income tax laws to you in light of your particular situation, as well as any consequences to you of acquiring, owning and disposing of the Notes under the laws of any state, local, foreign or other taxing jurisdiction.

Taxation of U.S. Holders

Payments of Interest

Payments or accruals of interest on a Note generally will be taxable to a U.S. holder as ordinary interest income at the time they are received (actually or constructively) or accrued, in accordance with the U.S. holder’s regular method of tax accounting.

Sale, Exchange, Redemption or Other Taxable Disposition of a Note

Upon the sale, exchange, redemption or other taxable disposition of a Note, a U.S. holder generally will recognize capital gain or loss equal to the difference between the amount realized on the sale, exchange, redemption or other taxable disposition (excluding amounts representing accrued and unpaid interest, which are treated as ordinary income to the extent not previously included in income) and the U.S. holder’s adjusted tax basis in the Note. A U.S. holder’s adjusted tax basis in a Note generally will equal the U.S. holder’s initial investment in the Note. Capital gain or loss generally will be long-term capital gain or loss if the Note was held for more than one year. Long-term capital gains recognized by individuals and certain other non-corporate U.S. holders generally are eligible for reduced rates of taxation. The distinction between capital gain or loss and ordinary income or loss is also important in other contexts; for example, for purposes of the limitations on a U.S. holder’s ability to offset capital losses against ordinary income.

Unearned Income Medicare Contribution

A tax of 3.8% is imposed on certain “net investment income” (or “undistributed net investment income”, in the case of estates and trusts) received by certain taxpayers with adjusted gross income above certain threshold amounts. “Net investment income” as defined for United States federal Medicare contribution purposes generally includes interest payments and gain recognized from the sale, exchange, redemption or other taxable disposition of the Notes. Tax-exempt trusts, which are not subject to income taxes generally, and foreign individuals will not be subject to this tax. U.S. holders should consult their own tax advisors regarding the effect, if any, of this tax on their ownership and disposition of the Notes.

Information Reporting and Backup Withholding

In general, a U.S. holder that is not an “exempt recipient” will be subject to U.S. federal backup withholding tax at the applicable rate (currently 28%) with respect to payments on the Notes and the proceeds of a sale, exchange, redemption or other taxable disposition of the Notes, unless the U.S. holder provides its taxpayer identification number to the paying agent and certifies, under penalty of perjury, that it is not subject to backup withholding on an IRS Form W-9 (Request for Taxpayer Identification Number and Certification) or a suitable substitute form (or other applicable certificate) and otherwise complies with the applicable requirements of the backup withholding rules. Backup withholding is not an additional tax. The amount of any backup withholding from a payment to a U.S. holder may be allowed as a credit against such U.S. holder’s U.S. federal income tax liability and may entitle such U.S. holder to a refund, provided the required information is furnished to the IRS in a timely manner. In addition, payments on the Notes made to, and the proceeds of a sale, exchange, redemption or other taxable disposition by, a U.S. holder generally will be subject to information reporting requirements, unless such U.S. holder is an exempt recipient and appropriately establishes that exemption.

Taxation of Non-U.S. Holders

Payments of Interest

Subject to the discussion below under “— Information Reporting and Backup Withholding,” a non-U.S. holder generally will not be subject to U.S. federal income or withholding tax on interest paid on the Notes as long as that interest is not “effectively connected” with the non-U.S. holder’s conduct of a trade or business within the United States and:

•	the non-U.S. holder does not, directly or indirectly, actually or constructively own 10% or more of the total combined voting power of all classes of our stock entitled to vote;
•	the non-U.S. holder is not a “controlled foreign corporation” for U.S. federal income tax purposes that is related to us, actually or by attribution, through stock ownership;

•	the non-U.S. holder is not a bank receiving the interest pursuant to a loan agreement entered into in the ordinary course of the non-U.S. holder’s trade or business; and
•	either (i) the non-U.S. holder certifies under penalties of perjury on IRS Form W-8BEN (Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding and Reporting (Individuals)), IRS Form W-8BEN-E (Certificate of Status of Beneficial Owner for United States Tax Withholding and Reporting (Entities)) or a suitable substitute form (or other applicable certificate) that it is not a U.S. person, and provides its name, address and certain other required information or (ii) a securities clearing organization, bank or other financial institution that holds customers’ securities in the ordinary course of its trade or business and holds the Notes on behalf of the non-U.S. holder, certifies under penalties of perjury that the certification referred to in clause (i) has been received from the non-U.S. holder or an intermediate financial institution and furnishes to us a copy thereof.

A non-U.S. holder that does not qualify for exemption from withholding as described above will generally be subject to withholding of U.S. federal income tax at a rate of 30% on payments of interest on the Notes (except as described below with respect to effectively connected income). A non-U.S. holder may be entitled to the benefits of an income tax treaty under which interest on the Notes is subject to a reduced rate of withholding tax or is exempt from U.S. withholding tax, provided the non-U.S. holder furnishes us with a properly executed IRS Form W-8BEN, IRS Form W-8BEN-E, or a suitable substitute form (or other applicable certificate) claiming the reduction or exemption and the non-U.S. holder complies with any other applicable procedures.

Sale, Exchange, Redemption or Other Taxable Disposition of a Note

Generally, a non-U.S. holder will not be subject to U.S. federal income or withholding taxes on any amount that constitutes capital gain upon the sale, exchange, redemption, or other taxable disposition of a Note, provided that:

•	the gain is not effectively connected with the conduct of a trade or business in the United States by the non-U.S. holder (or, if required by an applicable income tax treaty, is not attributable to a United States “permanent establishment” maintained by the non-U.S. holder); and
•	the non-U.S. holder is not an individual who is present in the U.S. for 183 days or more in the taxable year of the sale, exchange, or other taxable disposition and meets certain other conditions (unless such holder is eligible for relief under an applicable income tax treaty).

Certain other exceptions may be applicable, and a non-U.S. holder should consult its tax advisor in this regard.

Effectively Connected Income

In the case of a non-U.S. holder that is a corporation and that receives income that is effectively connected with the conduct of a United States trade or business, such income may also be subject to a branch profits tax (which is generally imposed on a non-U.S. corporation on the actual or deemed repatriation from the United States of earnings and profits attributable to a United States trade or business) at a 30% rate. The branch profits tax may not apply (or may apply at a reduced rate) if the non-U.S. holder is a qualified resident of a country with which the United States has an income tax treaty.

To claim the benefit of an income tax treaty or to claim exemption from withholding because income is effectively connected with a United States trade or business, the non-U.S. holder must timely provide the appropriate, properly executed IRS forms. The non-U.S. holder must inform the recipient of any changes on these forms within 30 days of such change. These forms may be required to be periodically updated. Also, a non-U.S. holder who is claiming the benefits of a treaty may be required to obtain a United States taxpayer identification number and to provide certain documentary evidence issued by foreign governmental authorities to prove residence in the foreign country.

Information Reporting and Backup Withholding

Under current U.S. Treasury regulations, we must report annually to the IRS and to each non-U.S. holder the amount of interest paid to the non-U.S. holder and the amount of tax withheld, if any, from those payments. These reporting requirements apply regardless of whether U.S. withholding tax on such payments was reduced or eliminated by any applicable tax treaty or otherwise. Copies of the information returns reporting those payments and the amounts withheld may also be made available to the tax authorities in the country where a non-U.S. holder is a resident under the provisions of an applicable income tax treaty or agreement.

Under some circumstances, U.S. Treasury regulations require backup withholding and additional information reporting on payments of interest and other “reportable payments.” Such backup withholding and additional information reporting will not apply to payments on the Notes made by us or our paying agent to a non-U.S. holder if the certification described above under “— Payments of Interest” is received from the non-U.S. holder.

Backup withholding and information reporting will generally not apply to payments of proceeds from the sale, exchange, redemption or other taxable disposition of a Note made to a non-U.S. holder by or through the foreign office of a broker. However, information reporting requirements, and possibly backup withholding, will apply if such broker is, for U.S. federal income tax purposes, a “United States person” (as defined in the Code) or has certain other enumerated connections with the United States, unless such broker has documentary evidence in its records that the non-U.S. holder is not a “U.S. person” (as defined in the Code) and certain other conditions are met, or the non-U.S. holder otherwise establishes an exemption. Payments of proceeds from the sale, exchange, redemption or other taxable disposition of a Note made to a non-U.S. holder by or through the U.S. office of a broker are subject to information reporting and backup withholding at the applicable rate unless the non-U.S. holder certifies, under penalties of perjury, that it is not a “United States person” (as defined in the Code) and it satisfies certain other conditions, or the non-U.S. holder otherwise establishes an exemption. Backup withholding is not an additional tax. The amount of any backup withholding from a payment to a non-U.S. holder may be allowed as a credit against such non-U.S. holder’s U.S. federal income tax liability and may entitle such non-U.S. holder to a refund, provided the required information is furnished to the IRS in a timely manner.

Non-U.S. holders are urged to consult their tax advisors regarding the application of information reporting and backup withholding in their particular situations, the availability of an exemption therefrom, and the procedures for obtaining such an exemption, if available.

Estate Tax

A Note that is held by an individual who, at the time of death, is not a citizen or resident of the United States (as specially defined for U.S. federal estate tax purposes) generally will not be subject to the U.S. federal estate tax, unless, at the time of death, (i) such individual directly or indirectly, actually or constructively, owns ten percent or more of the total combined voting power of all classes of our stock entitled to vote within the meaning of Section 871(h)(3) of the Code and the U.S. Treasury regulations thereunder or (ii) such individual’s interest in the Notes is effectively connected with the individual’s conduct of a U.S. trade or business.

Foreign Account Tax Compliance Act

Sections 1471 through 1474 of the Code (“FATCA”) generally impose a U.S. federal withholding tax of 30% on payments of interest or gross proceeds from the disposition of a debt instrument to certain non-U.S. entities, including certain foreign financial institutions and investment funds, unless such non-U.S. entity complies with certain reporting requirements regarding its U.S. account holders and its U.S. owners. Pursuant to U.S. Treasury regulations and other Treasury guidance, these rules generally are not effective for payments of interest until July 1, 2014, and, in the case of payments of gross proceeds, until January 1, 2017, and, even after such effective dates, the new withholding obligations will not apply to payments on, or with respect to, obligations that are outstanding on July 1, 2014 unless such obligations are significantly modified (and thus are treated as being reissued for U.S. federal income tax purposes) after such date.

Holders should consult their own tax advisors regarding FATCA and whether it may be relevant to their acquisition, ownership and disposition of the Notes.

You should consult your own tax advisor with respect to the particular tax consequences to you of an investment in the Notes, including the possible effect of any pending legislation or proposed regulations.

Election to be Taxed as a RIC

As a BDC, we intend to elect to be treated effective as of our taxable year ended August 31, 2014, and qualify annually thereafter, as a RIC under Subchapter M of the Code. As a RIC, we generally will not have to pay corporate-level U.S. federal income taxes on any income that we distribute to our stockholders as dividends. To qualify as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, to qualify for RIC tax treatment we must distribute to our stockholders, for each taxable year, at least 90% of our “investment company taxable income,” which generally is our ordinary income plus the excess of our realized net short-term capital gains over our realized net long-term capital losses (the “Annual Distribution Requirement”).

Taxation as a Regulated Investment Company

For any taxable year in which we:

•	qualify as a RIC; and
•	satisfy the Annual Distribution Requirement,

we generally will not be subject to U.S. federal income tax on the portion of our income we distribute (or are deemed to distribute) to stockholders. We will be subject to U.S. federal income tax at the regular corporate rates on any income or capital gains not distributed (or deemed distributed) to our stockholders.

We will be subject to a 4% nondeductible U.S. federal excise tax on certain undistributed income unless we distribute in a timely manner an amount at least equal to the sum of (1) 98% of our net ordinary income for each calendar year, (2) 98.2% of our capital gain net income for the one-year period ending October 31 in that calendar year and (3) any income recognized, but not distributed, in preceding years and on which we paid no corporate-level U.S. federal income tax (the “Excise Tax Avoidance Requirement”). We generally will endeavor in each taxable year to make sufficient distributions to our stockholders to avoid any U.S. federal excise tax on our earnings.

In order to qualify as a RIC for U.S. federal income tax purposes, we must, among other things:

•	continue to qualify as a BDC under the 1940 Act at all times during each taxable year;
•	derive in each taxable year at least 90% of our gross income from dividends, interest, payments with respect to loans of certain securities, gains from the sale of stock or other securities, net income from certain “qualified publicly traded partnerships,” or other income derived with respect to our business of investing in such stock or securities (the “90% Income Test”); and
•	diversify our holdings so that at the end of each quarter of the taxable year:
•	at least 50% of the value of our assets consists of cash, cash equivalents, U.S. Government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of the issuer; and
•	no more than 25% of the value of our assets is invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer, of two or more issuers that are controlled, as determined under applicable Code rules, by us and that are engaged in the same or similar or related trades or businesses or of certain “qualified publicly traded partnerships” (the “Diversification Tests”).

Qualified earnings may exclude such income as management fees received in connection with our SBIC subsidiaries or other potential outside managed funds and certain other fees.

In accordance with certain applicable Treasury regulations and private letter rulings issued by the IRS, a RIC may treat a distribution of its own stock as fulfilling its RIC distribution requirements if each stockholder may elect to receive his or her entire distribution in either cash or stock of the RIC, subject to a limitation that the aggregate amount of cash to be distributed to all stockholders must be at least 20% of the aggregate declared distribution. If too many stockholders elect to receive cash, each stockholder electing to receive cash must receive a pro rata amount of cash (with the balance of the distribution paid in stock). In no event will any stockholder, electing to receive cash, receive less than 20% of his or her entire distribution in cash. If these and certain other requirements are met, for U.S. federal income tax purposes, the amount of the dividend paid in stock will be equal to the amount of cash that could have been received instead of stock. We have no current intention of paying dividends in shares of our stock in accordance with these Treasury regulations or private letter rulings.

We may be required to recognize taxable income in circumstances in which we do not receive cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with PIK interest or, in certain cases, increasing interest rates or issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. We may also have to include in income other amounts that we have not yet received in cash, such as PIK interest, deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock, or certain income with respect to equity investments in foreign corporations. Because any original issue discount or other amounts accrued will be included in our investment company taxable income for the year of accrual, we may be required to make a distribution to our stockholders in order to satisfy the Annual Distribution Requirement, even though we will not have received any corresponding cash amount.

Gain or loss realized by us from the sale or exchange of warrants acquired by us as well as any loss attributable to the lapse of such warrants generally will be treated as capital gain or loss. Such gain or loss generally will be long-term or short-term, depending on how long we held a particular warrant.

Although we do not presently expect to do so, we are authorized to borrow funds and to sell assets in order to satisfy distribution requirements. However, under the 1940 Act, we are not permitted to make distributions to our stockholders while our debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. Moreover, our ability to dispose of assets to meet our distribution requirements may be limited by (1) the illiquid nature of our portfolio and/or (2) other requirements relating to our status as a RIC, including the Diversification Tests. If we dispose of assets in order to meet the Annual Distribution Requirement or the Excise Tax Avoidance Requirement, we may make such dispositions at times that, from an investment standpoint, are not advantageous. If we are prohibited from making distributions or are unable to obtain cash from other sources to make the distributions, we may fail to qualify as a RIC, which would result in us becoming subject to corporate-level U.S. federal income tax.

In addition, we will be partially dependent on our SBIC subsidiaries for cash distributions to enable us to meet the RIC distribution requirements. Our SBIC subsidiaries may be limited by the Small Business Investment Act of 1958, and SBA regulations governing SBICs, from making certain distributions to us that may be necessary to maintain our status as a RIC. We may have to request a waiver of the SBA’s restrictions for our SBIC subsidiaries to make certain distributions to maintain our RIC status. We cannot assure you that the SBA will grant such waiver. If our SBIC subsidiaries are unable to obtain a waiver, compliance with the SBA regulations may cause us to fail to qualify as a RIC, which would result in us becoming subject to corporate-level U.S. federal income tax.

The remainder of this discussion assumes that we qualify as a RIC and have satisfied the Annual Distribution Requirement.

Any transactions in options, futures contracts, constructive sales, hedging, straddle, conversion or similar transactions, and forward contracts will be subject to special tax rules, the effect of which may be to accelerate income to us, defer losses, cause adjustments to the holding periods of our investments, convert long-term capital gains into short-term capital gains, convert short-term capital losses into long-term capital losses or have other tax consequences. These rules could affect the amount, timing and character of distributions to stockholders. We do not currently intend to engage in these types of transactions.

A RIC is limited in its ability to deduct expenses in excess of its “investment company taxable income” (which is, generally, ordinary income plus net realized short-term capital gains in excess of net realized long-term capital losses). If our expenses in a given year exceed gross taxable income (e.g., as the result of large amounts of equity-based compensation), we would experience a net operating loss for that year. However, a RIC is not permitted to carry forward net operating losses to subsequent years. In addition, expenses can be used only to offset investment company taxable income, not net capital gain. Due to these limits on the deductibility of expenses, we may for tax purposes have aggregate taxable income for several years that we are required to distribute and that is taxable to our stockholders even if such income is greater than the aggregate net income we actually earned during those years. Such required distributions may be made from our cash assets or by liquidation of investments, if necessary. We may realize gains or losses from such liquidations. In the event we realize net capital gains from such transactions, you may receive a larger capital gain distribution than you would have received in the absence of such transactions.

Investment income received from sources within foreign countries, or capital gains earned by investing in securities of foreign issuers, may be subject to foreign income taxes withheld at the source. In this regard, withholding tax rates in countries with which the United States does not have a tax treaty are often as high as 35% or more. The United States has entered into tax treaties with many foreign countries that may entitle us to a reduced rate of tax or exemption from tax on this related income and gains. The effective rate of foreign tax cannot be determined at this time since the amount of our assets to be invested within various countries is not now known. We do not anticipate being eligible for the special election that allows a RIC to treat foreign income taxes paid by such RIC as paid by its stockholders.

If we acquire stock in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their total assets in investments producing such passive income (“passive foreign investment companies”), we could be subject to U.S. federal income tax and additional interest charges on “excess distributions” received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by us is timely distributed to our stockholders. We would not be able to pass through to our stockholders any credit or deduction for such a tax. Certain elections may, if available, ameliorate these adverse tax consequences, but any such election requires us to recognize taxable income or gain without the concurrent receipt of cash. We intend to limit and/or manage our holdings in passive foreign investment companies to minimize our tax liability.

Foreign exchange gains and losses realized by us in connection with certain transactions involving non-dollar debt securities, certain foreign currency futures contracts, foreign currency option contracts, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Code provisions that generally treat such gains and losses as ordinary income and losses and may affect the amount, timing and character of distributions to our stockholders. Any such transactions that are not directly related to our investment in securities (possibly including speculative currency positions or currency derivatives not used for hedging purposes) could, under future Treasury regulations, produce income not among the types of “qualifying income” from which a RIC must derive at least 90% of its annual gross income.

Acquisition of Portfolio Assets of the Legacy Funds

We believe that our acquisition of the Legacy Funds’ portfolio assets in exchange for shares of our common stock generally was tax free to us and the Legacy Funds. As a result, our initial adjusted basis in the Legacy Funds’ portfolio assets was equal to the Legacy Funds’ adjusted basis in such assets immediately prior to our acquisition of such assets increased by any gain recognized by the Legacy Funds as a result of such transaction. Such adjusted basis will be used in determining the amount of our taxable gain or loss upon a sale or other disposition of such assets. To the extent that such assets had built-in gain (i.e., assets whose fair market value exceeds our tax basis at the time we acquired them) on the date of acquisition, when such gain is recognized by us upon a sale or other disposition such assets, we will be required to distribute such gain to our shareholders in order to eliminate our liability for corporate-level U.S. federal income tax on such gain and possibly to maintain our qualification as a RIC under the Code. Investors will be subject to tax on the distribution even though such gain accrued prior to our acquisition of such assets and even though the distribution effectively represents a return of their investment.

In addition, to the extent that any beneficial owner of interests in the Legacy Funds on the date of our acquisition of the Legacy Funds’ portfolio assets wass a C corporation (a “corporate partner”), we will be required to pay a corporate-level tax on the net amount of any such built-in gains attributable to the corporate partners that we recognize during the ten-year period (or shorter applicable period) beginning on the date of acquisition. Alternatively, we may make a special election to cause the gain to be recognized at the time of the acquisition. In that event, the Legacy Funds would be required to recognize such built-in gain as if a proportionate share of such Funds’ assets were sold at the time of the acquisition. We do not anticipate making this election at this time. Any corporate-level built-in gain tax is payable at the time the built-in gains are recognized (which generally will be the years in which the built-in gain assets are sold in a taxable transaction). The amount of this tax will vary depending on the assets that are actually sold by us in this 10-year period (or shorter applicable period), the actual amount of net built-in gain or loss present in those assets as of the acquisition date and effective tax rates. The payment of any such corporate-level tax on built-in gains will be a company expense that will be borne by all shareholders (not just any former corporate partners) and will reduce the amount available for distribution to shareholders.

Failure to Qualify as a Regulated Investment Company

If we fail to satisfy the 90% Income Test or the Diversification Tests for any taxable year, we may nevertheless continue to qualify as a RIC for such year if certain relief provisions are applicable (which may, among other things, require us to pay certain corporate-level U.S. federal income taxes or to dispose of certain assets).

If we were unable to qualify for treatment as a RIC and the foregoing relief provisions are not applicable, we would be subject to tax on all of our taxable income at regular corporate rates, regardless of whether we make any distributions to our stockholders. Distributions would not be required, and any distributions would be taxable to our stockholders as ordinary dividend income to the extent of our current and accumulated earnings and profits and, subject to certain limitations, may be eligible for the 20% maximum rate for noncorporate taxpayers provided certain holding period and other requirements were met. Subject to certain limitations under the Code, corporate distributees would be eligible for the dividends-received deduction. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder’s tax basis, and any remaining distributions would be treated as a capital gain. To requalify as a RIC in a subsequent taxable year, we would be required to satisfy the RIC qualification requirements for that year and dispose of any earnings and profits from any year in which we failed to qualify as a RIC. Subject to a limited exception applicable to RICs that qualified as such under the Code for at least one year prior to disqualification and that requalify as a RIC no later than the second year following the nonqualifying year, we could be subject to tax on any unrealized net built-in gains in the assets held by us during the period in which we failed to qualify as a RIC that are recognized within the subsequent 10 years (five years for taxable years beginning prior to December 31, 2013), unless we made a special election to pay corporate-level tax on such built-in gain at the time of our requalification as a RIC.

DESCRIPTION OF OUR CAPITAL STOCK

The following description is based in part on relevant portions of the Maryland General Corporation Law and on our charter and bylaws. This summary is not necessarily complete, and we refer you to the Maryland General Corporation Law and our charter and bylaws for a more detailed description of the provisions summarized below.

Stock

Our authorized stock consists of 100,000,000 shares of stock, par value $0.01 per share, all of which are initially designated as common stock. Our common stock is listed on the NASDAQ Global Select Market under the ticker symbol “CPTA.” There are no outstanding options or warrants to purchase our stock. No stock has been authorized for issuance under any equity compensation plans. Under Maryland law, our stockholders generally are not personally liable for our debts or obligations.

The following are our outstanding classes of securities as of June 9, 2014:

(1) Title of Class	(2) Amount Authorized	(3) Amount Held by Us or for Our Account	(4) Amount Outstanding Exclusive of Amounts Shown Under (3)
Common stock	100,000,000	—	12,974,420

Under our charter, our Board of Directors is authorized to classify and reclassify any unissued shares of stock into other classes or series of stock without obtaining stockholder approval. As permitted by the Maryland General Corporation Law, our charter provides that the Board of Directors, without any action by our stockholders, may amend the charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue.

Common Stock

All shares of our common stock have equal rights as to earnings, assets, voting, and distributions and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of our common stock if, as and when authorized by our Board of Directors and declared by us out of assets legally available therefor. Shares of our common stock have no preemptive, conversion or redemption rights and are freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. In the event of our liquidation, dissolution or winding up, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time. Each share of our common stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, the holders of our common stock will possess exclusive voting power. There is no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of common stock can elect all of our directors, and holders of less than a majority of such shares will be unable to elect any director.

Preferred Stock

Our charter authorizes our Board of Directors to classify and reclassify any unissued shares of stock into other classes or series of stock, including preferred stock. The cost of any such reclassification would be borne by our existing common stockholders. Prior to issuance of shares of each class or series, the Board of Directors is required by Maryland law and by our charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to distributions, qualifications and terms or conditions of redemption for each class or series. Thus, the Board of Directors could authorize the issuance of shares of preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest. You should note, however, that any issuance of preferred stock must comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that (1) immediately after issuance and before any distribution is made with respect to our common stock and before any purchase of common stock is made, such preferred stock together with all other senior securities must not exceed an amount equal to 50% of our gross assets after deducting the amount of such distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if distributions on such preferred stock are in arrears by two full years or more. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. We believe that the availability for issuance of preferred stock will provide us with increased flexibility in structuring future financings and acquisitions. However, we do not currently have any plans to issue preferred stock.

Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. Our charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.

Our charter authorizes us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while serving as our director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in such capacity and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. Our bylaws obligate us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while serving as our director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in that capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. The charter and bylaws also permit us to indemnify and advance expenses to any person who served a predecessor of us in any of the capacities described above and any of our employees or agents or any employees or agents of our predecessor. In accordance with the 1940 Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Maryland law requires a corporation (unless its charter provides otherwise, which our charter does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received unless, in either, case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

We have entered into indemnification agreements with our directors. The indemnification agreements provide our directors the maximum indemnification permitted under Maryland law and the 1940 Act.

Our insurance policy does not currently provide coverage for claims, liabilities and expenses that may arise out of activities that our present or former directors or officers have performed for another entity at our request. There is no assurance that such entities will in fact carry such insurance. However, we note that we do not expect to request our present or former directors or officers to serve another entity as a director, officer, partner or trustee unless we can obtain insurance providing coverage for such persons for any claims, liabilities or expenses that may arise out of their activities while serving in such capacities.

Certain Provisions of the Maryland General Corporation Law and Our Charter and Bylaws

The Maryland General Corporation Law and our charter and bylaws contain provisions that could make it more difficult for a potential acquirer to acquire us by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our Board of Directors. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.

Classified Board of Directors

Our Board of Directors is divided into three classes of directors serving staggered three-year terms. Upon expiration of their current terms, directors of each class will be elected to serve for three-year terms and until their successors are duly elected and qualify and each year one class of directors will be elected by the stockholders. A classified board may render a change in control of us or removal of our incumbent management more difficult. We believe, however, that the longer time required to elect a majority of a classified Board of Directors will help to ensure the continuity and stability of our management and policies.

Election of Directors

Our bylaws provide that the affirmative vote of the holders of a plurality of the outstanding shares of stock entitled to vote in the election of directors cast at a meeting of stockholders duly called and at which a quorum is present will be required to elect a director. Pursuant to our charter, our Board of Directors may amend the bylaws to alter the vote required to elect directors.

Number of Directors; Vacancies; Removal

Our charter provides that the number of directors will be set only by the Board of Directors in accordance with our bylaws. Our bylaws provide that a majority of our entire Board of Directors may at any time increase or decrease the number of directors. However, unless our bylaws are amended, the number of directors may never be less than one nor more than nine. Our charter provides that, at such time as we have at least three independent directors and our common stock is registered under the Exchange Act, we elect to be subject to the provision of Subtitle 8 of Title 3 of the Maryland General Corporation Law regarding the filling of vacancies on the Board of Directors. Accordingly, at such time, except as may be provided by the Board of Directors in setting the terms of any class or series of preferred stock, any and all vacancies on the Board of Directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the 1940 Act.

Our charter provides that a director may be removed only for cause, as defined in our charter, and then only by the affirmative vote of at least two-thirds of the votes entitled to be cast in the election of directors.

Action by Stockholders

Under the Maryland General Corporation Law, stockholder action can be taken only at an annual or special meeting of stockholders or (unless the charter provides for stockholder action by less than unanimous written consent, which our charter does not) by unanimous written consent in lieu of a meeting. These provisions, combined with the requirements of our bylaws regarding the calling of a stockholder-requested special meeting of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.

Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals

Our bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to the Board of Directors and the proposal of business to be considered by stockholders may be made only (a) pursuant to our notice of the meeting, (b) by the Board of Directors or (c) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of our bylaws. With respect to special meetings of stockholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of persons for election to the Board of Directors at a special meeting may be made only (1) pursuant to our notice of the meeting, (2) by the Board of Directors or (3) provided that the Board of Directors has determined that directors will be elected at the meeting, by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the bylaws.

The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford our Board of Directors a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our Board of Directors, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although our bylaws do not give our Board of Directors any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third-party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.

Calling of Special Meetings of Stockholders

Our bylaws provide that special meetings of stockholders may be called by our Board of Directors and certain of our officers. Additionally, our bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders will be called by the secretary of the corporation upon the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting.

Approval of Extraordinary Corporate Action; Amendment of Charter and Bylaws

Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Our charter generally provides for approval of charter amendments and extraordinary transactions by the stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter. Our charter also provides that certain charter amendments, any proposal for our conversion, whether by charter amendment, merger or otherwise, from a closed-end company to an open-end company and any proposal for our liquidation or dissolution requires the approval of the stockholders entitled to cast at least 80% of the votes entitled to be cast on such matter. However, if such amendment or proposal is approved by a majority of our continuing directors (in addition to approval by our Board of Directors), such amendment or proposal may be approved by a majority of the votes entitled to be cast on such a matter. The “continuing directors” are defined in our charter as (1) our current directors, (2) those directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of our current directors then on the Board of Directors or (3) any successor directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of continuing directors or the successor continuing directors then in office. In any event, in accordance with the requirements of the 1940 Act, any amendment or proposal that would have the effect of changing the nature of our business so as to cause us to cease to be, or to withdraw our election as, a BDC would be required to be approved by a majority of our outstanding voting securities, as defined under the 1940 Act.

Our charter and bylaws provide that the Board of Directors will have the exclusive power to make, alter, amend or repeal any provision of our bylaws.

No Appraisal Rights

Except with respect to appraisal rights arising in connection with the Control Share Act discussed below, as permitted by the Maryland General Corporation Law, our charter provides that stockholders will not be entitled to exercise appraisal rights unless a majority of the Board of Directors shall determine such rights apply.

Control Share Acquisitions

The Maryland General Corporation Law provides that control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter (the “Control Share Act”). Shares owned by the acquirer, by officers or by directors who are employees of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquirer or in respect of which the acquirer is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquirer to exercise voting power in electing directors within one of the following ranges of voting power:

•	one-tenth or more but less than one-third;
•	one-third or more but less than a majority; or
•	a majority or more of all voting power.

The requisite stockholder approval must be obtained each time an acquirer crosses one of the thresholds of voting power set forth above. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval. A control share acquisition means the acquisition of control shares, subject to certain exceptions.

A person who has made or proposes to make a control share acquisition may compel the Board of Directors of the corporation to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may itself present the question at any stockholders meeting.

If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may redeem for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right of the corporation to redeem control shares is subject to certain conditions and limitations, including compliance with the 1940 Act. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquirer or of any meeting of stockholders at which the voting rights of the shares are considered and not approved. If voting rights for control shares are approved at a stockholders meeting and the acquirer becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquirer in the control share acquisition.

The Control Share Act does not apply (a) to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or (b) to acquisitions approved or exempted by the charter or bylaws of the corporation. Our bylaws contain a provision exempting from the Control Share Act any and all acquisitions by any person of our shares of stock. There can be no assurance that such provision will not be amended or eliminated at any time in the future. However, the SEC staff has taken the position that, under the 1940 Act, an investment company may not avail itself of the Control Share Act. As a result, we will amend our bylaws to be subject to the Control Share Act only if the Board of Directors determines that it would be in our best interests and if the SEC staff does not object to our determination that our being subject to the Control Share Act does not conflict with the 1940 Act.

Business Combinations

Under Maryland law, “business combinations” between a Maryland corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder (the “Business Combination Act”). These business combinations include a merger, consolidation, share exchange or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested stockholder is defined as:

•	any person who beneficially owns 10% or more of the voting power of the corporation’s outstanding voting stock; or
•	an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of 10% or more of the voting power of the then outstanding voting stock of the corporation.

A person is not an interested stockholder under this statute if the Board of Directors approved in advance the transaction by which the stockholder otherwise would have become an interested stockholder. However, in approving a transaction, the board of directors may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the board.

After the five-year prohibition, any business combination between the Maryland corporation and an interested stockholder generally must be recommended by the board of directors of the corporation and approved by the affirmative vote of at least:

•	80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and
•	two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested stockholder.

These super-majority vote requirements do not apply if the corporation’s common stockholders receive a minimum price, as defined under Maryland law, for their shares in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its shares.

The statute permits various exemptions from its provisions, including business combinations that are exempted by the Board of Directors before the time that the interested stockholder becomes an interested stockholder. Our Board of Directors has adopted a resolution that any business combination between us and any other person is exempted from the provisions of the Business Combination Act, provided that the business combination is first approved by the Board of Directors, including a majority of the directors who are not interested persons as defined in the 1940 Act. This resolution may be altered or repealed in whole or in part at any time; however, our Board of Directors will adopt resolutions so as to make us subject to the provisions of the Business Combination Act only if the Board of Directors determines that it would be in our best interests and if the SEC staff does not object to our determination that our being subject to the Business Combination Act does not conflict with the 1940 Act. If this resolution is repealed, or the Board of Directors does not otherwise approve a business combination, the statute may discourage others from trying to acquire control of us and increase the difficulty of consummating any offer.

Conflict with 1940 Act

Our bylaws provide that, if and to the extent that any provision of the Maryland General Corporation Law, including the Control Share Act (if we amend our bylaws to be subject to such Act) and the Business Combination Act, or any provision of our charter or bylaws conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.

DESCRIPTION OF OUR NOTES

The Notes will be issued under an indenture and the first supplemental indenture thereto, to be entered into between us and U.S. Bank National Association, as trustee. We refer to the indenture, along with the first supplemental indenture thereto, as the indenture and to U.S. Bank National Association as the trustee. The Notes are governed by the indenture, as required by federal law for all bonds and notes of companies that are publicly offered. An indenture is a contract between us and the financial institution acting as trustee on your behalf, and is subject to and governed by the Trust Indenture Act of 1939, as amended. The trustee has two main roles. First, the trustee can enforce your rights against us if we default. There are some limitations on the extent to which the trustee acts on your behalf, described in the second paragraph under “— Events of Default — Remedies if an Event of Default Occurs.” Second, the trustee performs certain administrative duties for us with respect to our Notes.

This section includes a description of the material terms of the Notes and the indenture. Because this section is a summary, however, it does not describe every aspect of the Notes and the indenture. We urge you to read the indenture because it, and not this description, defines your rights as a holder of the Notes. The indenture has been attached as an exhibit to the registration statement of which this prospectus is a part and filed with the SEC. See “Available Information” for information on how to obtain a copy of the indenture.

We are permitted, under specified conditions, to issue multiple classes of indebtedness if our asset coverage, as defined in the 1940 Act, is at least equal to 200% immediately after each such issuance. In addition, while any indebtedness and senior securities remain outstanding, we must make provisions to prohibit the distribution to our stockholders or the repurchase of such securities or shares in certain cases, unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our total assets for temporary purposes without regard to asset coverage.

General

The Notes will mature on June   , 2021. The principal payable at maturity will be 100% of the aggregate principal amount. The interest rate of the Notes is     % per year and will be paid every March   , June   , September   , and December   , beginning September   , 2014, and the regular record dates for interest payments will be every March   , June   , September    and December   , commencing September   , 2014. If an interest payment date falls on a non-business day, the applicable interest payment will be made on the next business day and no additional interest will accrue as a result of such delayed payment. The initial interest period will be the period from and including June   , 2014, to, but excluding, the initial interest payment date, and the subsequent interest periods will be the periods from and including an interest payment date to, but excluding, the next interest payment date or the stated maturity date, as the case may be.

We will issue the Notes in denominations of $25 and integral multiples of $25 in excess thereof. The Notes will not be subject to any sinking fund and holders of the Notes will not have the option to have the Notes repaid prior to the stated maturity date.

The indenture does not contain any provisions that give you protection in the event we issue a large amount of debt or we are acquired by another entity.

We have the ability to issue indenture securities with terms different from the Notes and, without the consent of the holders thereof, to reopen the Notes and issue additional Notes.

Optional Redemption

The Notes may be redeemed in whole or in part at any time or from time to time at our option on or after June   , 2017 upon not less than 30 days nor more than 60 days written notice by mail prior to the date fixed for redemption thereof, at a redemption price of 100% of the outstanding principal amount of the Notes to be redeemed plus accrued and unpaid interest payments otherwise payable thereon for the then-current quarterly interest period accrued to the date fixed for redemption.

You may be prevented from exchanging or transferring the Notes when they are subject to redemption. In case any Notes are to be redeemed in part only, the redemption notice will provide that, upon surrender of such Note, you will receive, without a charge, a new Note or Notes of authorized denominations representing the principal amount of your remaining unredeemed Notes. Any exercise of our option to redeem the Notes will be done in compliance with the 1940 Act.

If we redeem only some of the Notes, the trustee will determine the method for selection of the particular Notes to be redeemed, in accordance with the indenture and in accordance with the rules of any national securities exchange or quotation system on which the Notes are listed. Unless we default in payment of the redemption price, on and after the date of redemption, interest will cease to accrue on the Notes called for redemption.

Global Securities

Each Note will be issued in book-entry form and represented by a global security that we deposit with and register in the name of The Depository Trust Company, New York, New York, known as DTC, or its nominee. A global security may not be transferred to or registered in the name of anyone other than the depositary or its nominee, unless special termination situations arise. As a result of these arrangements, the depositary, or its nominee, will be the sole registered owner and holder of all the Notes represented by a global security, and investors will be permitted to own only beneficial interests in a global security. For more information about these arrangements, see “— Book-Entry Procedures” below.

Termination of a Global Security

If a global security is terminated for any reason, interests in it will be exchanged for certificates in non-book-entry form (certificated securities). After that exchange, the choice of whether to hold the certificated Notes directly or in street name will be up to the investor. Investors must consult their own banks or brokers to find out how to have their interests in a global security transferred on termination to their own names, so that they will be holders.

Payment and Paying Agents

We will pay interest to the person listed in the trustee’s records as the owner of the Notes at the close of business on a particular day in advance of each due date for interest, even if that person no longer owns the Note on the interest due date. That day, usually about two weeks in advance of the interest due date, is called the “record date.” Because we will pay all the interest for an interest period to the holders on the record date, holders buying and selling the Notes must work out between themselves the appropriate purchase price. The most common manner is to adjust the sales price of the Notes to prorate interest fairly between buyer and seller based on their respective ownership periods within the particular interest period. This prorated interest amount is called “accrued interest.”

Payments on Global Securities

We will make payments on the Notes so long as they are represented by a global security in accordance with the applicable policies of the depositary as in effect from time to time. Under those policies, we will make payments directly to the depositary, or its nominee, and not to any indirect holders who own beneficial interests in the global security. An indirect holder’s right to those payments will be governed by the rules and practices of the depositary and its participants, as described under “— Book-Entry Procedures.”

Payments on Certificated Securities

In the event the Notes become represented by certificated securities, we will make payments on the Notes as follows. We will pay interest that is due on an interest payment date to the holder of the Notes as shown on the trustee’s records as of the close of business on the regular record date. We will make all payments of principal and premium, if any, by check at the office of the applicable trustee in New York, New York and/or at other offices that may be specified in the indenture or a notice to holders against surrender of the Note.

Alternatively, at our option, we may pay any cash interest that becomes due on the Notes by mailing a check to the holder at his, her or its address shown on the trustee’s records as of the close of business on the regular record date or by transfer to an account at a bank in the United States, in either case, on the due date.

Payment When Offices Are Closed

If any payment is due on the Notes on a day that is not a business day, we will make the payment on the next day that is a business day. Payments made on the next business day in this situation will be treated under the indenture as if they were made on the original due date. Such payment will not result in a default under the Notes or the indenture, and no interest will accrue on the payment amount from the original due date to the next day that is a business day.

Book-entry and other indirect holders should consult their banks or brokers for information on how they will receive payments on the Notes.

Events of Default

You will have rights if an Event of Default occurs in respect of the Notes and is not cured, as described later in this subsection.

The term “Event of Default” in respect of the Notes means any of the following:

•	We do not pay the principal of, or any premium on, any Note within five days of its due date.
•	We do not pay interest on any Note when due, and such default is not cured within 30 days.
•	We remain in breach of any other covenant with respect to the Notes for 60 days after we receive a written notice of default stating we are in breach. The notice must be sent by either the trustee or holders of at least 25.0% of the principal amount of the Notes.
•	We file for bankruptcy or certain other events of bankruptcy, insolvency or reorganization occur and in the case of certain orders or decrees entered against us under any bankruptcy law, such order or decree remains undischarged or unstayed for a period of 90 days.
•	On the last business day of each of twenty-four consecutive calendar months, the Notes have an asset coverage, as defined in the 1940 Act, of less than 100% after giving effect to any exemptive relief granted to us by the SEC.

An Event of Default for the Notes does not necessarily constitute an Event of Default for any other series of debt securities issued under the same or any other indenture. The trustee may withhold notice to the holders of the Notes of any default, except in the payment of principal or interest, if it in good faith considers the withholding of notice to be in the best interests of the holders.

Remedies if an Event of Default Occurs

If an Event of Default has occurred and is continuing, the trustee or the holders of not less than 25% in principal amount of the Notes may declare the entire principal amount of all the Notes to be due and immediately payable. This is called a declaration of acceleration of maturity. In certain circumstances, a declaration of acceleration of maturity may be canceled by the holders of a majority in principal amount of the Notes if (1) we have deposited with the trustee all amounts due and owing with respect to the Notes (other than principal that has become due solely by reason of such acceleration) and certain other amounts, and (2) any other Events of Default have been cured or waived.

The trustee is not required to take any action under the indenture at the request of any holders unless the holders offer the trustee protection from expenses and liability reasonably satisfactory to it (called an “indemnity”). If indemnity reasonably satisfactory to the trustee is provided, the holders of a majority in principal amount of the Notes may direct the time, method and place of conducting any lawsuit or other formal legal action seeking any remedy available to the trustee. The trustee may refuse to follow those directions in certain circumstances. No delay or omission in exercising any right or remedy will be treated as a waiver of that right, remedy or Event of Default.

Before you are allowed to bypass the trustee and bring your own lawsuit or other formal legal action or take other steps to enforce your rights or protect your interests relating to the Notes, the following must occur:

•	you must give the trustee written notice that an Event of Default has occurred and remains uncured;
•	the holders of at least 25% in principal amount of all the Notes must make a written request that the trustee take action because of the default and must offer the trustee indemnity, security or both reasonably satisfactory to it against the cost and other liabilities of taking that action;

•	the trustee must not have taken action for 60 days after receipt of the above notice and offer of indemnity and/or security; and
•	the holders of a majority in principal amount of the Notes must not have given the trustee a direction inconsistent with the above notice during that 60-day period.

However, you are entitled at any time to bring a lawsuit for the payment of money due on your Notes on or after the due date.

Book-entry and other indirect holders should consult their banks or brokers for information on how to give notice or direction to or make a request of the trustee and how to declare or cancel an acceleration of maturity.

Each year, we will furnish to the trustee a written statement of certain of our officers certifying that to their knowledge we are in compliance with the indenture and the Notes, or else specifying any default.

Waiver of Default

The holders of a majority in principal amount of the Notes may waive any past defaults other than a default:

•	in the payment of principal or interest; or
•	in respect of a covenant that cannot be modified or amended without the consent of each holder.

Merger or Consolidation

Under the terms of the indenture, we are generally permitted to consolidate or merge with another entity. We are also permitted to sell all or substantially all of our assets to another entity. However, we may not take any of these actions unless all the following conditions are met:

•	where we merge out of existence or convey or transfer our assets substantially as an entirety, the resulting entity must agree to be legally responsible for our obligations under the Notes;
•	the merger or sale of assets must not cause a default on the Notes and we must not already be in default (unless the merger or sale would cure the default). For purposes of this no-default test, a default would include an Event of Default that has occurred and has not been cured, as described under “Events of Default” above. A default for this purpose would also include any event that would be an Event of Default if the requirements for giving us a notice of default or our default having to exist for a specific period of time were disregarded; and
•	we must deliver certain certificates and documents to the trustee.

Modification or Waiver

There are three types of changes we can make to the indenture and the Notes issued thereunder.

Changes Requiring Your Approval

First, there are changes that we cannot make to your Notes without your specific approval. The following is a list of those types of changes:

•	change the stated maturity of the principal of or interest on the Notes;
•	reduce any amounts due on the Notes;
•	reduce the amount of principal payable upon acceleration of the maturity of a Note following a default;
•	change the place or currency of payment on a Note;
•	impair your right to sue for payment;
•	reduce the percentage of holders of Notes whose consent is needed to modify or amend the indenture; and

•	reduce the percentage of holders of Notes whose consent is needed to waive compliance with certain provisions of the indenture or to waive certain defaults.

Changes Not Requiring Approval

The second type of change does not require any vote by the holders of the Notes. This type is limited to clarifications and certain other changes that would not adversely affect holders of the Notes in any material respect.

Changes Requiring Majority Approval

Any other change to the indenture and the Notes would require the following approval:

•	if the change affects only the Notes, it must be approved by the holders of a majority in principal amount of the Notes; and
•	if the change affects more than one series of debt securities issued under the same indenture, it must be approved by the holders of a majority in principal amount of all of the series affected by the change, with all affected series voting together as one class for this purpose.

In each case, the required approval must be given by written consent.

The holders of a majority in principal amount of all of the series of debt securities issued under an indenture, voting together as one class for this purpose, may waive our compliance with some of our covenants in that indenture. However, we cannot obtain a waiver of a payment default or of any of the matters covered by the bullet points included above under “— Changes Requiring Your Approval.”

Further Details Concerning Voting

When taking a vote, we will use the following rules to decide how much principal to attribute to the Notes:

The Notes will not be considered outstanding, and therefore not eligible to vote, if we have deposited or set aside in trust money for their payment or redemption. The Notes will also not be eligible to vote if they have been fully defeased as described later under “— Defeasance — Full Defeasance.”

We will generally be entitled to set any day as a record date for the purpose of determining the holders of the Notes that are entitled to vote or take other action under the indenture. However, the record date may not be more than 30 days before the date of the first solicitation of holders to vote on or take such action. If we set a record date for a vote or other action to be taken by holders of the Notes, that vote or action may be taken only by persons who are holders of the Notes on the record date and must be taken within eleven months following the record date. Book-entry and other indirect holders should consult their banks or brokers for information on how approval may be granted or denied if we seek to change the indenture or the Notes or request a waiver.

Defeasance

The following defeasance provisions will be applicable to the Notes. “Defeasance” means that, by depositing with a trustee an amount of cash and/or government securities sufficient to pay all principal and interest, if any, on the Notes when due and satisfying any additional conditions noted below, we will be deemed to have been discharged from our obligations under the Notes. In the event of a “covenant defeasance,” upon depositing such funds and satisfying similar conditions discussed below we would be released from certain covenants under the indenture relating to the Notes. The consequences to the holders of the Notes would be that, while they would no longer benefit from certain covenants under the indenture, and while the Notes could not be accelerated for any reason, the holders of Notes nonetheless would be guaranteed to receive the principal and interest owed to them.

Covenant Defeasance

Under current U.S. federal income tax law and the indenture, we can make the deposit described below and be released from some of the restrictive covenants in the indenture under which the Notes were issued. This is called “covenant defeasance.” In that event, you would lose the protection of those restrictive covenants but would gain the protection of having money and government securities set aside in trust to repay your Notes. In order to achieve covenant defeasance, the following must occur:

•	Since the Notes are denominated in U.S. dollars, we must deposit in trust for the benefit of all holders of the Notes a combination of cash and U.S. government or U.S. government agency notes or bonds that will generate enough cash to make interest, principal and any other payments on the Notes on their various due dates;
•	we must deliver to the trustee a legal opinion of our counsel confirming that, under current U.S. federal income tax law, we may make the above deposit without causing you to be taxed on the Notes any differently than if we did not make the deposit;
•	we must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the 1940 Act, and a legal opinion and officers’ certificate stating that all conditions precedent to covenant defeasance have been complied with;
•	defeasance must not result in a breach or violation of, or result in a default under, of the indenture or any of our other material agreements or instruments; and
•	no default or event of default with respect to the Notes shall have occurred and be continuing and no defaults or events of default related to bankruptcy, insolvency or reorganization shall occur during the next 90 days.

If we accomplish covenant defeasance, you can still look to us for repayment of the Notes if there were a shortfall in the trust deposit or the trustee is prevented from making payment. In fact, if one of the remaining Events of Default occurred (such as our bankruptcy) and the Notes became immediately due and payable, there might be a shortfall. Depending on the event causing the default, you may not be able to obtain payment of the shortfall.

Full Defeasance

If there is a change in U.S. federal income tax law, as described below, we can legally release ourselves from all payment and other obligations on the Notes (called “full defeasance”) if we put in place the following other arrangements for you to be repaid:

•	Since the Notes are denominated in U.S. dollars, we must deposit in trust for the benefit of all holders of the Notes a combination of money and U.S. government or U.S. government agency notes or bonds that will generate enough cash to make interest, principal and any other payments on the Notes on their various due dates;
•	we must deliver to the trustee a legal opinion confirming that there has been a change in current U.S. federal income tax law or an IRS ruling that allows us to make the above deposit without causing you to be taxed on the Notes any differently than if we did not make the deposit. Under current U.S. federal income tax law the deposit and our legal release from the Notes would be treated as though we paid you your share of the cash and notes or bonds at the time the cash and notes or bonds were deposited in trust in exchange for your Notes and you would recognize gain or loss on the Notes at the time of the deposit;
•	we must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the 1940 Act, and a legal opinion and officers’ certificate stating that all conditions precedent to defeasance have been complied with;
•	defeasance must not result in a breach or violation of, or constitute a default under, of the indenture or any of our other material agreements or instruments; and
•	no default or event of default with respect to the Notes shall have occurred and be continuing and no defaults or events of default related to bankruptcy, insolvency or reorganization shall occur during the next 90 days.

If we ever did accomplish full defeasance, as described above, you would have to rely solely on the trust deposit for repayment of the Notes. You could not look to us for repayment in the unlikely event of any shortfall. Conversely, the trust deposit would most likely be protected from claims of our lenders and other creditors if we ever became bankrupt or insolvent. If your Notes were subordinated as described later under “— Indenture Provisions — Ranking,” such subordination would not prevent the trustee under the Indenture from applying the funds available to it from the deposit referred to in the first bullet of the preceding paragraph to the payment of amounts due in respect of such Notes for the benefit of the subordinated debtholders.

Other Covenants

In addition to any other covenants described in this prospectus, as well as standard covenants relating to payment of principal and interest, maintaining an office where payments may be made or securities can be surrendered for payment, payment of taxes by the Company and related matters, the following covenants will apply to the Notes:

•	We agree that for the period of time during which the Notes are outstanding, we will not violate Section 18(a)(1)(A) as modified by Section 61(a)(1) of the 1940 Act or any successor provisions, whether or not we continue to be subject to such provisions of the 1940 Act, but giving effect, in either case, to any exemptive relief granted to us by the SEC. Currently, these provisions generally prohibit us from making additional borrowings, including through the issuance of additional debt securities, unless our asset coverage, as defined in the 1940 Act, equals at least 200% after such borrowings. See “Risk Factors — Risks Relating to our Business and Structure — Pending legislation may allow us to incur additional leverage.”
•	We agree that for the period of time during which the Notes are outstanding, we will not violate Section 18(a)(1)(B) as modified by Section 61(a)(1) of the 1940 Act or any successor provisions, giving effect to (i) any exemptive relief granted to us by the SEC and (ii) no-action relief granted by the SEC to another BDC (or to the Company if it determines to seek such similar no-action or other relief) permitting the BDC to declare any cash dividend or distribution notwithstanding the prohibition contained in Section 18(a)(1)(B) as modified by Section 61(a)(1) of the 1940 Act in order to maintain the BDC's status as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986. These provisions generally prohibit us from declaring any cash dividend or distribution upon any class of our capital stock, or purchasing any such capital stock if our asset coverage, as defined in the 1940 Act, is below 200% at the time of the declaration of the dividend or distribution or the purchase and after deducting the amount of such dividend, distribution or purchase.
•	If, at any time, we are not subject to the reporting requirements of Sections 13 or 15(d) of the Exchange Act to file any periodic reports with the SEC, we agree to furnish to holders of the Notes and the trustee, for the period of time during which the Notes are outstanding, our audited annual consolidated financial statements, within 90 days of our fiscal year end, and unaudited interim consolidated financial statements, within 45 days of our fiscal quarter end (other than our fourth fiscal quarter). All such financial statements will be prepared, in all material respects, in accordance with applicable U.S. GAAP.

Form, Exchange and Transfer of Certificated Registered Securities

If registered Notes cease to be issued in book-entry form, they will be issued:

•	only in fully registered certificated form;
•	without interest coupons; and
•	unless we indicate otherwise, in denominations of $25 and amounts that are multiples of $25.

Holders may exchange their certificated securities for Notes of smaller denominations or combined into fewer Notes of larger denominations, as long as the total principal amount is not changed and as long as the denomination is equal to or greater than $25.

Holders may exchange or transfer their certificated securities at the office of the trustee. We have appointed the trustee to act as our agent for registering Notes in the names of holders transferring Notes. We may appoint another entity to perform these functions or perform them ourselves.

Holders will not be required to pay a service charge to transfer or exchange their certificated securities, but they may be required to pay any tax or other governmental charge associated with the transfer or exchange. The transfer or exchange will be made only if our transfer agent is satisfied with the holder’s proof of legal ownership.

We may appoint additional transfer agents or cancel the appointment of any particular transfer agent. We may also approve a change in the office through which any transfer agent acts.

If we redeem any of the Notes, we may block the transfer or exchange of those Notes selected for redemption during the period beginning 15 days before the day we mail the notice of redemption and ending on the day of that mailing, in order to determine and fix the list of holders to prepare the mailing. We may also refuse to register transfers or exchanges of any certificated Notes selected for redemption, except that we will continue to permit transfers and exchanges of the unredeemed portion of any Note that will be partially redeemed.

If registered Notes are issued in book-entry form, only the depositary will be entitled to transfer and exchange the Notes as described in this subsection, since it will be the sole holder of the Notes.

Resignation of Trustee

The trustee may resign or be removed with respect to the Notes provided that a successor trustee is appointed to act with respect to the Notes. In the event that two or more persons are acting as trustee with respect to different series of indenture securities under the indenture, each of the trustees will be a trustee of a trust separate and apart from the trust administered by any other trustee.

Indenture Provisions — Ranking

The Notes will be designated as Senior Securities and, therefore, Senior Indebtedness under the indenture. Senior Indebtedness is defined in the indenture as the principal of (and premium, if any) and unpaid interest on:

•	our indebtedness (including indebtedness of others guaranteed by us), whenever created, incurred, assumed or guaranteed, for money borrowed, that we have designated as “Senior Indebtedness” for purposes of the indenture and in accordance with the terms of the indenture (including any indenture securities designated as Senior Indebtedness), and
•	renewals, extensions, modifications and refinancings of any of this indebtedness.

As unsecured obligations of the Company designated as Senior Indebtedness under the indenture, the Notes will rank:

º	pari passu, or equal, with any of our future unsecured indebtedness;
º	senior to any of our future indebtedness that expressly provides it is subordinated to the Notes;
º	effectively subordinated to all of our future secured indebtedness (including indebtedness that is initially unsecured to which we subsequently grant security); and
º	structurally subordinated to all existing and future indebtedness and other obligations of any of our subsidiaries, including without limitation, the indebtedness of our wholly owned SBIC subsidiaries.

In particular, as designated Senior Indebtedness under the indenture, the Notes will rank senior to any future securities we issue under the indenture that are designated as subordinated debt securities. Any such indenture securities designated as subordinated debt securities will be subordinated in right of payment of the principal of (and premium if any) and interest, if any, on such subordinated debt securities to the prior payment in full of the Notes, and all other Senior Indebtedness under the indenture, upon any distribution of our assets upon our dissolution, winding up, liquidation or reorganization. In addition, no payment on account of principal (or premium, if any), sinking fund or interest, if any, may be made on such subordinated debt securities at any time unless full payment of all amounts due in respect of the principal (and premium, if any), sinking fund and interest on the Notes, and all other Senior Indebtedness, has been made or duly provided for in money or money’s worth.

In the event that, notwithstanding the foregoing, any payment by us is received by the trustee in respect of subordinated debt securities or by the holders of any of such subordinated debt securities, upon our dissolution, winding up, liquidation or reorganization before the Notes, and all other Senior Indebtedness, are paid in full, the payment or distribution must be paid over to the holders of our Senior Indebtedness, including the Notes, or on their behalf for application to the payment of all Senior Indebtedness, including the Notes, remaining unpaid until all Senior Indebtedness, including the Notes, have been paid in full, after giving effect to any concurrent payment or distribution to the holders of our Senior Indebtedness, including the Notes. Subject to the payment in full of the all Senior Indebtedness, including the Notes, upon this distribution by us, the holders of such subordinated debt securities will be subrogated to the rights of the holders of our Senior Indebtedness, including the Notes, to the extent of payments made to the holders of our Senior Indebtedness, including the Notes, out of the distributive share of such subordinated debt securities.

By reason of this subordination, in the event of a distribution of our assets upon our insolvency, our Senior Indebtedness, including the Notes, and certain of our senior creditors, may recover more, ratably, than holders of any subordinated debt securities or the holders of any indenture securities that are not Senior Indebtedness. The indenture provides that these subordination provisions will not apply to money and securities held in trust under the defeasance provisions of the indenture.

Book-Entry Procedures

The Notes will be represented by global securities that will be deposited and registered in the name of The Depository Trust Company (“DTC”) or its nominee. This means that, except in limited circumstances, you will not receive certificates for the Notes. Beneficial interests in the Notes will be represented through book-entry accounts of financial institutions acting on behalf of beneficial owners as direct and indirect participants in DTC. Investors may elect to hold interests in the Notes through either DTC, if they are a participant, or indirectly through organizations that are participants in DTC.

The Notes will be issued as fully registered securities registered in the name of Cede & Co. (DTC’s partnership nominee) or such other name as may be requested by an authorized representative of DTC. One fully registered certificate will be issued for each issuance of the Notes, in the aggregate principal amount thereof, and will be deposited with DTC. Interests in the Notes will trade in DTC’s Same Day Funds Settlement System, and any secondary market trading activity in such Notes will, therefore, be required by DTC to be settled in immediately available funds. None of the Company, the trustee or the Paying Agent will have any responsibility for the performance by DTC or its participants or indirect participants of their respective obligations under the rules and procedures governing their operations.

DTC is a limited-purpose trust company organized under the New York Banking Law, a “banking organization” within the meaning of the New York Banking Law, a member of the Federal Reserve System, a “clearing corporation” within the meaning of the New York Uniform Commercial Code, and a “clearing agency” registered pursuant to the provisions of Section 17A of the Exchange Act. DTC holds and provides asset servicing for over 3.5 million issues of U.S. and non-U.S. equity, corporate and municipal debt issues, and money market instruments from over 100 countries that DTC’s participants (“Direct Participants”) deposit with DTC. DTC also facilitates the post-trade settlement among Direct Participants of sales and other securities transactions in deposited securities through electronic computerized book-entry transfers and pledges between Direct Participants’ accounts. This eliminates the need for physical movement of securities certificates. Direct Participants include both U.S. and non-U.S. securities brokers and dealers, banks, trust companies, clearing corporations, and certain other organizations. DTC is a wholly owned subsidiary of The Depository Trust & Clearing Corporation (“DTCC”).

DTCC is the holding company for DTC, National Securities Clearing Corporation and Fixed Income Clearing Corporation, all of which are registered clearing agencies. DTCC is owned by the users of its regulated subsidiaries. Access to the DTC system is also available to others such as both U.S. and non-U.S. securities brokers and dealers, banks, trust companies and clearing corporations that clear through or maintain a custodial relationship with a Direct Participant, either directly or indirectly (“Indirect Participants”). DTC has Standard & Poor’s Ratings Services’ highest rating: AAA. The DTC Rules applicable to its participants are on file with the SEC. More information about DTC can be found at www.dtcc.com and www.dtc.org.

Purchases of the Notes under the DTC system must be made by or through Direct Participants, which will receive a credit for the Notes on DTC’s records. The ownership interest of each actual purchaser of each security, or the “Beneficial Owner,” is in turn to be recorded on the Direct and Indirect Participants’ records. Beneficial Owners will not receive written confirmation from DTC of their purchase. Beneficial Owners are, however, expected to receive written confirmations providing details of the transaction, as well as periodic statements of their holdings, from the Direct or Indirect Participant through which the Beneficial Owner entered into the transaction. Transfers of ownership interests in the Notes are to be accomplished by entries made on the books of Direct and Indirect Participants acting on behalf of Beneficial Owners. Beneficial Owners will not receive certificates representing their ownership interests in the Notes, except in the event that use of the book-entry system for the Notes is discontinued.

To facilitate subsequent transfers, all Notes deposited by Direct Participants with DTC are registered in the name of DTC’s partnership nominee, Cede & Co. or such other name as may be requested by an authorized representative of DTC. The deposit of the Notes with DTC and their registration in the name of Cede & Co. or such other DTC nominee do not effect any change in beneficial ownership. DTC has no knowledge of the actual Beneficial Owners of the Notes; DTC’s records reflect only the identity of the Direct Participants to whose accounts the Notes are credited, which may or may not be the Beneficial Owners. The Direct and Indirect Participants will remain responsible for keeping account of their holdings on behalf of their customers.

Conveyance of notices and other communications by DTC to Direct Participants, by Direct Participants to Indirect Participants, and by Direct Participants and Indirect Participants to Beneficial Owners will be governed by arrangements among them, subject to any statutory or regulatory requirements as may be in effect from time to time.

Redemption notices shall be sent to DTC. If less than all of the Notes within an issue are being redeemed, DTC’s practice is to determine by lot the amount of the interest of each Direct Participant in such issue to be redeemed.

Redemption proceeds, distributions, and interest payments on the Notes will be made to Cede & Co., or such other nominee as may be requested by an authorized representative of DTC. DTC’s practice is to credit Direct Participants’ accounts upon DTC’s receipt of funds and corresponding detail information from us or the trustee on the payment date in accordance with their respective holdings shown on DTC’s records. Payments by Participants to Beneficial Owners will be governed by standing instructions and customary practices, as is the case with securities held for the accounts of customers in bearer form or registered in “street name,” and will be the responsibility of such Participant and not of DTC nor its nominee, the trustee, or us, subject to any statutory or regulatory requirements as may be in effect from time to time. Payment of redemption proceeds, distributions, and interest payments to Cede & Co. (or such other nominee as may be requested by an authorized representative of DTC) is the responsibility of us or the trustee, but disbursement of such payments to Direct Participants will be the responsibility of DTC, and disbursement of such payments to the Beneficial Owners will be the responsibility of Direct and Indirect Participants.

DTC may discontinue providing its services as securities depository with respect to the Notes at any time by giving reasonable notice to us or to the trustee. Under such circumstances, in the event that a successor securities depository is not obtained, certificates are required to be printed and delivered. We may decide to discontinue use of the system of book-entry-only transfers through DTC (or a successor securities depository). In that event, certificates will be printed and delivered to DTC.

The information in this section concerning DTC and DTC’s book-entry system has been obtained from sources that we believe to be reliable, but we take no responsibility for the accuracy thereof.

UNDERWRITING

Deutsche Bank Securities Inc., BB&T Capital Markets, a division of BB&T Securities, LLC, and Keefe, Bruyette & Woods, Inc. are acting as representatives of each of the underwriters named below. Subject to the terms and conditions set forth in an underwriting agreement, dated the date hereof, among us, our investment adviser, our administrator and the underwriters, we have agreed to sell to the underwriters, and each of the underwriters has agreed, severally and not jointly, to purchase from us, the aggregate principal amount of Notes set forth opposite its name below.

Underwriter	Principal Amount
Deutsche Bank Securities Inc.	$
BB&T Capital Markets, a division of BB&T Securities, LLC	$
Keefe, Bruyette & Woods, Inc.	$
Janney Montgomery Scott LLC	$
Oppenheimer & Co. Inc.	$
William Blair & Company, LLC	$
Wunderlich Securities, Inc.	$
Ladenburg Thalmann & Co. Inc.	$
J.J.B. Hilliard, W.L. Lyons, LLC	$
Sandler O’Neill & Partners, L.P.	$
Total	$

Subject to the terms and conditions set forth in the underwriting agreement, the underwriters have agreed, severally and not jointly, to purchase all of the Notes sold under the underwriting agreement if any of these Notes are purchased. If an underwriter defaults, the underwriting agreement provides that the purchase commitments of the nondefaulting underwriters may be increased or the underwriting agreement may be terminated.

We, our investment adviser and our administrator have agreed to indemnify the underwriters against certain liabilities, including liabilities under the Securities Act, or to contribute to payments the underwriters may be required to make in respect of those liabilities.

The underwriters are offering the Notes, subject to prior sale, when, as and if issued to and accepted by them, subject to approval of legal matters by their counsel, including the validity of the shares, and other conditions contained in the underwriting agreement, such as the receipt by the underwriters of officer’s certificates and legal opinions. The underwriters reserve the right to withdraw, cancel or modify offers to the public and to reject orders in whole or in part.

Commissions and Discounts

The following table shows the total underwriting discounts that we are to pay to the underwriters and the proceeds, before expenses, to us in connection with this offering. The information assumes either no exercise or full exercise of the underwriters’ option to purchase additional Notes.

	Per Note	Without Option	With Option
Public offering price	$	$	$
Underwriting discount (sales load)	$	$	$
Proceeds, before expenses, to us	$	$	$

The underwriters propose to offer some of the Notes to the public at the public offering price set forth on the cover page of this prospectus and some of the Notes to certain other Financial Industry Regulatory Authority (FINRA) members at the public offering price less a concession not in excess of     % of the aggregate principal amount of the Notes. The underwriters may allow, and the dealers may reallow, a discount not in excess of     % of the aggregate principal amount of the Notes. After the initial offering of the Notes to the public, the public offering price and such concessions may be changed. No such change shall change the amount of proceeds to be received by us as set forth on the cover page of this prospectus.

The expenses of the offering, not including the underwriting discount, are estimated at $327,562 and are payable by us.

No Sales of Similar Securities

We, our investment adviser and our administrator have agreed not to directly or indirectly, offer, pledge, sell, contract to sell, grant any option for the sale of, or otherwise transfer or dispose of any debt securities issued or guaranteed by the Company or any securities convertible into or exercisable or exchangeable for debt securities issued or guaranteed by the Company or file any registration statement under the Securities Act with respect to any of the foregoing for a period of 30 days after the date of this prospectus without first obtaining the written consent of the representatives. This consent may be given at any time.

Listing

The Notes are a new issue of securities with no established trading market. The Notes have been approved for listing on the New York Stock Exchange under the symbol “CLA.” We expect trading in the Notes on the New York Stock Exchange to begin within 30 days after the original issue date. Currently there is no public market for the Notes.

We have been advised by the underwriters that they presently intend to make a market in the Notes after completion of the offering as permitted by applicable laws and regulations. The underwriters are not obligated, however, to make a market in the Notes and any such market-making may be discontinued at any time in the sole discretion of the underwriters without any notice. Accordingly, no assurance can be given as to the liquidity of, or development of a public trading market for, the Notes. If an active public trading market for the Notes does not develop, the market price and liquidity of the Notes may be adversely affected.

Settlement

We expect that delivery of the Notes will be made to investors on or about            , 2014, which will be the third business day following the date of this prospectus (such settlement being referred to as “T+3”).

Price Stabilization, Short Positions

In connection with the offering, the underwriters may purchase and sell Notes in the open market. These transactions may include covering transactions and stabilizing transactions. Covering transactions involve purchases of the securities in the open market after the distribution has been completed in order to cover short positions. Stabilizing transactions consist of certain bids or purchases of securities made for the purpose of preventing or retarding a decline in the market price of the securities while the offering is in progress.

The underwriters may also impose a penalty bid. This occurs when a particular underwriter repays to the underwriters a portion of the underwriting discount received by it because the representatives have repurchased Notes sold by or for the account of such underwriter in stabilizing or short covering transactions.

Any of these activities may cause the price of the Notes to be higher than the price that otherwise would exist in the open market in the absence of such transactions. These transactions may be effected in the over-the-counter market or otherwise and, if commenced, may be discontinued at any time without any notice relating thereto.

Electronic Offer, Sale and Distribution of Notes

The underwriters may make prospectuses available in electronic (PDF) format. A prospectus in electronic (PDF) format may be made available on a web site maintained by the underwriters, and the underwriters may distribute such prospectuses electronically. The underwriters may allocate a limited principal amount of the Notes for sale to their online brokerage customers. Any such allocation for online distributions will be made by the underwriters on the same basis as other allocations. Other than the prospectus in electronic format, information on the underwriters’ web sites and any information contained in any other web site maintained by any of the underwriters or selling group members is not pali of this prospectus or the registration statement of which this prospectus forms a part, has not been approved and/or endorsed by us or the underwriters and should not be relied on by investors.

Other Relationships

The underwriters and their respective affiliates are full service financial institutions engaged in various activities, which may include sales and trading, commercial and investment banking, advisory, investment management, investment research, principal investment, hedging, market making, brokerage and other financial and non-financial activities and services. Ladenburg Thalmann & Co. Inc. has been retained to provide financial and other consulting services to Capitala Finance for a fee of $25,000 per quarter. As of the date of this prospectus, Ladenburg Thalmann & Co. Inc. has received one quarterly payment of $25,000 from Capitala Finance for such services. The underwriters and their respective affiliates have provided in the past and may provide from time to time in the future in the ordinary course of their business certain commercial banking, financial advisory, investment banking and other services to Capitala Finance and our affiliates or our portfolio companies for which they have received or will be entitled to receive separate fees. In particular, the underwriters or their affiliates may execute transactions with Capitala Finance or on behalf of Capitala Finance or any of our portfolio companies and/or affiliates. In addition, the underwriters or their affiliates may act as arrangers, underwriters or placement agents for companies whose securities are sold to or whose loans are syndicated to Capitala Finance or our investment adviser and our affiliates.

The underwriters or their affiliates may also trade in our securities, securities of our portfolio companies or other financial instruments related thereto for their own accounts or for the account of others and may extend loans or financing directly or through derivative transactions to Capitala Finance, our investment adviser or any of our portfolio companies.

We may purchase securities of third parties from the underwriters or their affiliates after the offering. However, we have not entered into any agreement or arrangement regarding the acquisition of any such securities, and we may not purchase any such securities. We would only purchase any such securities if — among other things — we identified securities that satisfied our investment needs and completed our due diligence review of such securities.

After the date of this prospectus, the underwriters and their affiliates may from time to time obtain information regarding specific portfolio companies or us that may not be available to the general public. Any such information is obtained by the underwriters and their affiliates in the ordinary course of their businesses and not in connection with the offering of the Notes. In addition, after the offering period for the sale of the Notes, the underwriters or their affiliates may develop analyses or opinions related to Capitala Finance or our portfolio companies and buy or sell interests in one or more of our portfolio companies on behalf of their proprietary or client accounts and may engage in competitive activities. There is no obligation on behalf of these parties to disclose their respective analyses, opinions or purchase and sale activities regarding any portfolio company or regarding Capitala Finance to our noteholders or any other persons.

In the ordinary course of their business activities, the underwriters and their respective affiliates may make or hold a broad array of investments and actively trade debt and equity securities (or related derivative securities) and financial instruments (including bank loans) for their own account and for the accounts of their customers. Such investments and securities activities may involve securities and/or instruments of ours or our affiliates. Certain of the underwriters and their affiliates that may in the future have a lending relationship with us may routinely hedge their credit exposure to us consistent with their customary risk management policies. Typically, such underwriters and their affiliates would hedge such exposure by entering into transactions which consist of either the purchase of credit default swaps or the creation of short positions in our securities, including potentially the Notes. Any such short positions could adversely affect future trading prices of the Notes. The underwriters and their respective affiliates may also make investment recommendations and/or publish or express independent research views in respect of such securities or financial instruments and may hold, or recommend to clients that they acquire, long and/or short positions in such securities and instruments. Certain of the underwriters and their affiliates were underwriters in connection with our initial public offering, for which they received customary fees.

The principal business address of Deutsche Bank Securities Inc. is 60 Wall Street, New York, New York 10005. The principal business address of Keefe, Bruyette & Woods, Inc. is 787 Seventh Avenue, 4th Floor, New York, New York 10019. The principal business address of BB&T Capital Markets, a division of BB&T Securities, LLC, is 901 East Byrd Street, Suite 300, Richmond, VA 23219.

Other Jurisdictions

Other than in the United States, no action has been taken by us or the underwriters that would permit a public offering of the Notes offered by this prospectus in any jurisdiction where action for that purpose is required. The Notes offered by this prospectus may not be offered or sold, directly or indirectly, nor may this prospectus or any other offering material or advertisements in connection with the offer and sale of any such Notes be distributed or published in any jurisdiction, except under circumstances that will result in compliance with the applicable rules and regulations of that jurisdiction. Persons into whose possession this prospectus comes are advised to inform themselves about and to observe any restriction relating to the offering and the distribution of this prospectus. This prospectus does not constitute an offer to sell or a solicitation of an offer to buy the Notes offered by this prospectus in any jurisdiction in which such an offer or a solicitation is unlawful.

CUSTODIAN, TRANSFER AND DISTRIBUTION PAYING AGENT AND REGISTRAR

Our securities are held under a custody agreement by U.S. Bank National Association. The address of the custodian is 615 East Michigan Street, Milwaukee, Wisconsin 53202. American Stock Transfer & Trust Company, LLC will act as our transfer agent, distribution paying agent and registrar. The principal business address of our transfer agent is 6201 15th Avenue, Brooklyn, New York 11219.

BROKERAGE ALLOCATION AND OTHER PRACTICES

We will generally acquire and dispose of our investments in privately negotiated transactions, so we will infrequently use brokers in the normal course of our business. Subject to policies established by our Board of Directors, our investment adviser will be primarily responsible for the execution of the publicly traded securities portion of our portfolio transactions and the allocation of brokerage commissions. Our investment adviser does not expect to execute transactions through any particular broker or dealer, but will seek to obtain the best net results for Capitala Finance, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While our investment adviser generally will seek reasonably competitive trade execution costs, Capitala Finance will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, our investment adviser may select a broker based partly upon brokerage or research services provided to the investment adviser and Capitala Finance and any other clients. In return for such services, we may pay a higher commission than other brokers would charge if the investment adviser determines in good faith that such commission is reasonable in relation to the services provided.

LEGAL MATTERS

Certain legal matters in connection with the securities offered hereby will be passed upon for us by Sutherland Asbill & Brennan LLP, Washington, DC. Certain legal matters in connection with the offering will be passed upon for the underwriters by Morrison & Foerster LLP, New York, New York.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The consolidated financial statements of Capitala Finance Corp. as of December 31, 2013, and for the year ended December 31, 2013, appearing in this Prospectus and Registration Statement have been audited by Ernst & Young LLP, an independent registered public accounting firm, as set forth in their report thereon appearing elsewhere herein, and are included in reliance upon such report given on the authority of such firm as experts in accounting and auditing.

The combined financial statements of Capitala Finance Corp. as of December 31, 2012, and for the years ended December 31, 2012 and 2011, appearing in this Prospectus and Registration Statement have been audited by Dixon Hughes Goodman LLP, an independent registered public accounting firm, as set forth in their report thereon appearing elsewhere herein, and are included in reliance upon such report given on the authority of such firm as experts in accounting and auditing.

AVAILABLE INFORMATION

We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act. The registration statement contains additional information about us and the Notes being offered by this prospectus.

We file with or submit to the SEC annual, quarterly and current periodic reports, proxy statements and other information meeting the informational requirements of the Exchange Act. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement and related exhibits and schedules, at the Public Reference Room of the SEC at 100 F Street, NE, Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains an Internet site that contains reports, proxy and information statements and other information filed electronically by us with the SEC which are available on the SEC’s website at http://www.sec.gov. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549. This information will also be available free of charge by contacting us at Capitala Finance Corp., 4201 Congress Street, Suite 360, Charlotte, North Carolina 28209, by telephone at (704) 376-5502, or on our website at http://www.capitalagroup.com.

Capitala Finance Corp.

Consolidated Statements of Assets and Liabilities
(in thousands, except share and per share data)

	As of
	March 31, 2014	December 31, 2013
	(unaudited)
ASSETS
Investments at fair value
Non-control/non-affiliate investments (amortized cost of $110,973 and $84,138, respectively)	$125,499	$99,140
Affiliate investments (amortized cost of $159,398 and $159,104, respectively)	188,307	189,098
Control investments (amortized cost of $63,113 and $58,057, respectively)	77,375	76,481
Total investments at fair value (amortized cost of $333,484 and $301,299, respectively)	391,181	364,719
Cash and cash equivalents	57,566	101,622
Interest and dividend receivable	3,605	2,917
Due from related parties	541	1,645
Deferred financing fees (net of accumulated amortization of $2,407 and $2,216, respectively)	4,680	4,871
Prepaid expenses	553	654
Accounts receivable	583	—
Total assets	$458,709	$476,428
LIABILITIES
SBA debentures payable	$192,200	$202,200
Due to related parties	190	1,153
Incentive fee payable	1,430	1,525
Interest payable	652	2,723
Accounts payable and accrued expenses	447	157
Total liabilities	$194,919	$207,758
NET ASSETS
Common stock, par value $.01, 100,000,000 common shares authorized, 12,974,420 common shares issued and outstanding	$130	$130
Additional paid in capital	188,408	188,408
Accumulated undistributed net investment income	16,383	16,760
Accumulated undistributed net realized gain (loss) from investments	1,172	(48)
Net unrealized appreciation on investments	57,697	63,420
Total net assets	263,790	268,670
Total liabilities and net assets	$458,709	$476,428
Net asset value per share	$20.33	$20.71

Capitala Finance Corp.

Consolidated Statements of Operations
(in thousands, except share and per share data)
(unaudited)

	For the three months ended March 31
	2014	2013
		(combined)
INVESTMENT INCOME
Interest and fee income:
Non-control/Non-affiliate investments	$2,940	$2,091
Affiliate investments	3,740	2,445
Control investments	1,333	767
Total interest and fee income	8,013	5,303
Payment-in-kind interest and dividend income:
Non-control/Non-affiliate investments	173	44
Affiliate investments	293	52
Control investments	125	198
Total payment-in-kind interest and dividend income	591	294
Dividend income:
Non-control/Non-affiliate investments	163	—
Affiliate investments	29	29
Control investments	3,570	46
Total dividend income	3,762	75
Other income	—	571
Interest income from cash and cash equivalents	8	28
Total investment income	12,374	6,271
EXPENSES
Interest expense and amortization of deferred financing fees	2,199	2,065
Management fees	2,018	784
Incentive fees	1,430	—
General and administrative expenses	1,130	133
Expenses before management fee waiver	6,777	2,982
Management fee waiver (See Note 5)	(124)	—
Total expenses net of management fee waiver	6,653	2,982
NET INVESTMENT INCOME	5,721	3,289
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain from investments:
Non-control/Non-affiliate investments	1,158	—
Affiliate investments	—	—
Control investments	62	—
Total realized gain from investments	1,220	—
Net unrealized depreciation on investments	(5,723)	(721)
Net loss on investments	(4,503)	(721)
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,218	$2,568
NET INCREASE IN NET ASSETS PER SHARE RESULTING FROM OPERATIONS – BASIC AND DILUTED	$0.09	N/A
DIVIDENDS DECLARED PER SHARE	$0.47	—
WEIGHTED AVERAGE COMMON STOCK OUTSTANDING – BASIC AND DILUTED	12,974,420	N/A

N/A — Not Applicable

Capitala Finance Corp.

Consolidated Statements of Changes in Net Assets
(in thousands except share and per share data)
(unaudited)

	General Partner	Limited Partners	Common Stock		Additional Paid in Capital	Accumulated Undistributed Net Investment Income	Accumulated Undistributed Net Realized Gains	Net Unrealized Appreciation on Investments	Total
			Number of Shares	Par Value
BALANCE, December 31, 2012	$282	$77,358	—	$—	$—	$8,560	$—	$56,233	$142,433
Net investment income	—	—	—	—	—	3,289	—	—	3,289
Net change in unrealized appreciation on portfolio investments	—	—	—	—	—	—	—	(721)	(721)
BALANCE, March 31, 2013	$282	$77,358	—	$—	$—	$11,849	$—	$55,512	$145,001
BALANCE, December 31, 2013	$—	$—	12,974,420	$130	$188,408	$16,760	$(48)	$63,420	$268,670
Net investment income	—	—	—	—	—	5,721	—	—	5,721
Net realized gain on portfolio investments	—	—	—	—	—	—	1,220		1,220
Net change in unrealized appreciation on portfolio investments	—	—	—	—	—	—		(5,723)	(5,723)
Dividends declared and paid	—	—	—	—	—	(6,098)	—	—	(6,098)
BALANCE, March 31, 2014	$—	$—	12,974,420	$130	$188,408	$16,383	$1,172	$57,697	$263,790

Capitala Finance Corp.

Consolidated Statements of Cash Flows
(in thousands)
(unaudited)

	For the three months ended March 31
	2014	2013
		(combined)
CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$1,218	$2,568
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Purchase of portfolio investments	(41,100)	(21,143)
Repayments of portfolio investments	10,728	13,000
Net realized gain on portfolio investments	(1,220)	—
Decrease in net unrealized appreciation on portfolio investments	5,723	721
Payment-in-kind interest and dividends accrued, net of payments received	(591)	(218)
Accretion of original issue discount on portfolio investments	(2)	(17)
Amortization of deferred financing fees	191	167
Changes in assets and liabilities:
Interest and dividend receivable	(688)	(446)
Due from related parties	1,104	(256)
Prepaid expenses	101	—
Accounts receivable	(583)	—
Due to related parties	(963)	(339)
Incentive fee payable	(95)	—
Interest payable	(2,071)	(1,838)
Accounts payable and accrued expenses	290	113
NET CASH USED IN OPERATING ACTIVITIES	(27,958)	(7,688)
CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from issuance of SBA-guaranteed debentures	—	25,000
Paydowns on SBA-guaranteed debentures	(10,000)
Dividends declared and paid	(6,098)	—
Deferred financing fees paid	—	(606)
NET CASH PROVIDED BY (USED IN) FINANCING ACTIVITIES	(16,098)	24,394
NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(44,056)	16,706
CASH AND CASH EQUIVALENTS, beginning of period	101,622	30,467
CASH AND CASH EQUIVALENTS, end of period	$57,566	$47,173
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid for interest	$4,075	$3,735

Capitala Finance Corp.

Consolidated Schedule of Investments
(in thousands, except for units)
March 31, 2014
(unaudited)

Company(4,5)	Industry	Investment Interest Rate/Maturity	Principal Amount	Cost	Fair Value	% of Net Assets
Non-control/Non-affiliated investments – 47.8%
AAE Acquisition, LLC	Industrial Equipment Rental	Senior Secured Term Debt (12% Cash, Due 5/6/15)	$19,000	$18,995	$19,000	7.2%
AAE Acquisition, LLC	Industrial Equipment Rental	Membership Units (14% fully diluted)	—	17	2,333	0.9%
				19,012	21,333	8.1%
American Exteriors, LLC(1)	Replacement Window Manufacturer	Senior Secured Debt (14.0% Cash, Due 6/30/14)	4,509	3,309	4,509	1.7%
American Exteriors, LLC(1)	Replacement Window Manufacturer	Jr. Convertible Note (10.0% Cash, Due 6/30/15)	500	415	625	0.2%
American Exteriors, LLC(8)	Replacement Window Manufacturer	Common Stock Warrants (15% fully diluted)	—	—	394	0.2%
				3,724	5,528	2.1%
Boot Barn Holding Corporation	Western Wear Retail	Common Stock (2,400 shares	—	2,400	6,288	2.4%
				2,400	6,288	2.4%
Caregiver Services, Inc.	In-Home Healthcare Services	Common Stock (293,186 shares)	—	258	198	0.1%
Caregiver Services, Inc.(8)	In-Home Healthcare Services	Common Stock Warrants (655,908 units)	—	264	444	0.1%
				522	642	0.2%
Crowley Holdings, Inc.(6)	Transportation	Series A Income Preferred Shares (6,000 shares, 10% cash, 2% PIK dividend)	—	6,051	6,051	2.3%
				6,051	6,051	2.3%
Immersive Media Tactical Solutions, LLC	Specialty Defense Contractor	Senior Secured Term Debt (13% Cash, Due 10/6/16)	2,000	2,000	2,000	0.8%
Immersive Media Tactical Solutions, LLC	Specialty Defense Contractor	Common Unit Warrants (12% fully diluted)	—	—	780	0.3%
				2,000	2,780	1.1%

Capitala Finance Corp.

Consolidated Schedule of Investments – (continued)
(in thousands, except for units)
March 31, 2014
(unaudited)

Company(4,5)	Industry	Investment Interest Rate/Maturity	Principal Amount	Cost	Fair Value	% of Net Assets
Kelle’s Transport Service, LLC(6)	Transportation	Preferred Units (1,000 units, 10% PIK Dividend)	$—	$2,596	$2,600	1.0%
Kelle’s Transport Service, LLC	Transportation	Senior Secured Debt (14% Cash, Due 3/31/19)	16,000	15,982	16,000	6.1%
Kelle’s Transport Service, LLC	Transportation	Common Stock Warrants (15% fully diluted)	—	22	—	0.0%
				18,600	18,600	7.1%
Medical Depot, Inc.	Medical Device Distributor	Subordinated Debt (14% Cash, Due 9/27/20)	4,667	4,667	4,667	1.8%
Medical Depot, Inc.	Medical Device Distributor	Series C Convertible Preferred Stock (740 shares)	—	1,333	2,374	0.9%
				6,000	7,041	2.7%

Naples Lumber & Supply Co(1)	Building Supplies	Subordinated Debt (7% Cash, Due 6/30/15)	2,109	1,309	2,109	0.8%
Naples Lumber & Supply Co	Building Supplies	Common Stock Warrants (10% fully diluted)	—	—	500	0.2%
				1,309	2,609	1.0%
Pickaway Plains Ambulance Services, Inc.(1)(2)	Medical Transportation Services	Senior Secured Term Debt (13% Cash, Due 12/31/15)	1,548	—	—	0.0%
Pickaway Plains Ambulance Services, Inc.	Medical Transportation Services	Common Stock Warrants (5% fully diluted)	—	—	—	0.0%
				—	—	0.0%
Precision Manufacturing, LLC	Industrial Boiler Manufacturer	Senior Secured Term Debt (14% PIK, Due 2/13/15)	200	200	200	0.1%
Precision Manufacturing, LLC(3)	Industrial Boiler Manufacturer	Subordinated Debt (6.5% Cash, 6.5% PIK, Due 2/10/17)	2,500	2,500	1,536	0.6%
Precision Manufacturing, LLC	Industrial Boiler Manufacturer	Membership Unit Warrants (70,000 units)	—	—	—	0.0%
				2,700	1,736	0.7%

Capitala Finance Corp.

Consolidated Schedule of Investments – (continued)
(in thousands, except for units)
March 31, 2014
(unaudited)

Company(4,5)	Industry	Investment Interest Rate/Maturity	Principal Amount	Cost	Fair Value	% of Net Assets
Sierra Hamilton, LLC	Oil & Gas Engineering and Consulting Services	Senior Secured Debt (12.25% Cash, Due 12/15/18)	$15,000	$15,000	$15,000	5.7%
				15,000	15,000	5.7%
Southern Pump & Tank Company, LLC(1)	Petroleum Equipment Supplier	Senior Secured Term Debt (13% Cash, 6% PIK, Due 6/15/14)	4,136	3,323	3,624	1.4%
Southern Pump & Tank Company, LLC	Petroleum Equipment Supplier	Common Stock Warrants (10% fully diluted)	—	—	—	0.0%
				3,323	3,624	1.4%
Stoddard Hill Media Holdings, LLC	IT Hosting Services	Class D Preferred Units (132,159 shares)	—	300	434	0.2%
				300	434	0.2%
Tenere, Inc.	Industrial Manufacturing	Senior Secured Term Debt (11% Cash, 2% PIK, Due 12/17/17)	3,451	3,451	3,451	1.3%
				3,451	3,451	1.3%
Velum Global Credit Management, LLC	Financial Services	Senior Secured Debt (15% Cash, Due 12/31/15)	8,300	8,300	8,300	3.1%
				8,300	8,300	3.1%
Worklife America, Inc.	Professional Employer Organization	Senior Secured Debt (12% Cash, Due 12/28/16)	18,281	18,281	18,281	7.0%
Worklife America, Inc.	Professional Employer Organization	Common Unit Warrants (4.4% ownership)	—	—	3,253	1.2%
Worklife America, Inc.	Professional Employer Organization	Preferred Unit Warrants (4.4% ownership)	—	—	548	0.2%
				18,281	22,082	8.4%
Sub Total Non-control/Non-affiliated investments				$110,973	$125,499	47.8%
Affiliate investments – 71.3%
Chef’N Corporation	Culinary Products	Subordinated Debt (15%, 3% PIK at company’s option, Due 5/16/18)	$6,300	$6,300	$6,300	2.4%
Chef’N Corporation	Culinary Products	Series A Preferred Stock (1,000,000 shares)	—	1,000	4,236	1.6%
				7,300	10,536	4.0%

Capitala Finance Corp.

Consolidated Schedule of Investments – (continued)
(in thousands, except for units)
March 31, 2014
(unaudited)

Company(4,5)	Industry	Investment Interest Rate/Maturity	Principal Amount	Cost	Fair Value	% of Net Assets
City Gear, LLC	Footwear Retail	Subordinated Debt (13% Cash, Due 9/28/16)	$8,231	$8,231	$8,231	3.1%
City Gear, LLC(6)	Footwear Retail	Preferred Membership Units (9% cash dividend)	—	1,269	1,269	0.5%
City Gear, LLC	Footwear Retail	Membership Unit Warrants (14.15% fully diluted)	—	—	5,827	2.2%
				9,500	15,327	5.8%
Corporate Visions, Inc.	Sales & Marketing Services	Subordinated Debt (14% Cash, 2% PIK, Due 3/22/18)	11,230	11,230	11,230	4.3%
Corporate Visions, Inc.	Sales & Marketing Services	Common Stock (2,216,463 shares)	—	2,576	9,797	3.7%
Corporate Visions, Inc.	Sales & Marketing Services	Common Stock Warrant (403,257 shares)	—	—	1,782	0.6%
				13,806	22,809	8.6%
Enersafe, LLC	Oil & Gas Services	Subordinated Debt (12% Cash, 2% PIK, Due 11/22/18)	12,149	12,149	12,149	4.6%
Enersafe, LLC	Oil & Gas Services	Subordinated Debt (12% Cash, 2% PIK, Due 2/1/19)	9,681	9,681	9,681	3.7%
Enersafe, LLC	Oil & Gas Services	Class A Common Stock (3,600 shares)	—	3,600	3,600	1.4%
				25,430	25,430	9.7%
GA Communications, Inc.(6)	Advertising & Marketing Services	Series A-1 Preferred Stock (1,998 shares, 8% PIK dividend)	—	2,045	2,415	0.9%
GA Communications, Inc.	Advertising & Marketing Services	Series B-1 Common Stock (200,000 shares)	—	2	2,842	1.1%
				2,047	5,257	2.0%
Impresa Aerospace Holdings, LLC(3)	Aerospace Parts Manufacturer	Subordinated Debt (4.1% Cash, Due 4/28/16)	13,641	12,258	9,934	3.8%
Impresa Aerospace Holdings, LLC	Aerospace Parts Manufacturer	Class A Membership Units (1,006,621 units)	—	900	—	0.0%

Capitala Finance Corp.

Consolidated Schedule of Investments – (continued)
(in thousands, except for units)
March 31, 2014
(unaudited)

Company(4,5)	Industry	Investment Interest Rate/Maturity	Principal Amount	Cost	Fair Value	% of Net Assets
Impresa Aerospace Holdings, LLC	Aerospace Parts Manufacturer	Class C Membership Units (362,416 units)	$—	$362	$—	0.0%
Impresa Aerospace Holdings, LLC	Aerospace Parts Manufacturer	Class F Membership Units (604,504 units)	—	605	—	0.0%
				14,125	9,934	3.8%
J&J Produce Holdings, Inc.	Produce Distribution	Subordinated Debt (13% Cash, Due 7/16/18)	5,182	5,182	5,182	1.9%
J&J Produce Holdings, Inc.	Produce Distribution	Common Stock (8,182 shares)	—	818	463	0.2%
J&J Produce Holdings, Inc.	Produce Distribution	Common Stock Warrants (4,506 shares)	—	—	255	0.1%
				6,000	5,900	2.2%
LJS Partners, LLC	QSR Franchisor	Common Stock (1,500,000 shares)	—	1,500	13,270	5.0%
				1,500	13,270	5.0%
MJC Holdings, LLC	Specialty Clothing	Subordinated Debt (14% Cash, 2% PIK at Company’s option, Due 1/16/18)	7,500	7,500	7,500	2.8%
MJC Holdings, LLC	Specialty Clothing	Series A Preferred Units (2,000,000 units)	—	2,000	4,961	1.9%
				9,500	12,461	4.7%
MMI Holdings, LLC	Medical Device Distributor	Senior Secured Debt (12% Cash, Due 10/17/14)	2,600	2,600	2,600	1.0%
MMI Holdings, LLC	Medical Device Distributor	Subordinated Debt (6% Cash, Due 8/15/15)	400	388	400	0.2%
MMI Holdings, LLC(6)	Medical Device Distributor	Preferred Units (1,000 units, 6% PIK dividend)	—	1,070	1,217	0.4%
MMI Holdings, LLC	Medical Device Distributor	Common Units (45 units)	—	—	114	0.0%
				4,058	4,331	1.6%
MTI Holdings, LLC	Retail Display & Security Services	Subordinated Debt (12% Cash, Due 11/1/18)	8,000	8,000	8,000	3.0%

Capitala Finance Corp.

Consolidated Schedule of Investments – (continued)
(in thousands, except for units)
March 31, 2014
(unaudited)

Company(4,5)	Industry	Investment Interest Rate/Maturity	Principal Amount	Cost	Fair Value	% of Net Assets
MTI Holdings, LLC	Retail Display & Security Services	Capital Units (2,000,000 units)	$—	$2,000	$3,965	1.5%
				10,000	11,965	4.5%
Source Capital ABUTEC, LLC	Environmental Services Products	Subordinated Debt (12% Cash, 3% PIK, Due 12/28/17)	5,164	5,164	5,164	2.0%
Source Capital ABUTEC, LLC	Environmental Services Products	Preferred Membership Units (15.5% fully diluted)	—	1,239	89	0.0%
				6,403	5,253	2.0%
Source Capital Penray, LLC	Automotive Chemicals & Lubricants	Subordinated Debt (13% Cash, Due 2/17/17)	2,500	2,500	2,500	0.9%
Source Capital Penray, LLC	Automotive Chemicals & Lubricants	Common Stock Warrants (6.65% fully diluted)	—	—	704	0.3%
Source Capital Penray, LLC	Automotive Chemicals & Lubricants	Membership Units (11.3% fully diluted)	—	750	980	0.4%
				3,250	4,184	1.6%
Source Capital SSCR, LLC	Personal Product Manufacturer	Senior Secured Term Debt (14% Cash, Due 7/6/17)	15,000	15,000	11,776	4.5%
Source Capital SSCR, LLC	Personal Product Manufacturer	Senior Secured Term Debt (14% Cash, 5% PIK, Due 4/30/14)	2,104	2,104	1,931	0.7%
Source Capital SSCR, LLC	Personal Product Manufacturer	Preferred Membership Units (14,718 units)	—	1,720	—	0.0%
Source Capital SSCR, LLC	Personal Product Manufacturer	Membership Unit Warrants (0.987% fully diluted)	—	—	—	0.0%
				18,824	13,707	5.2%
Source Recycling, LLC(2)	Metal Recycler	Subordinated Debt (13% Cash, Due 9/2/16)	5,000	5,000	3,950	1.5%
Source Recycling, LLC	Metal Recycler	Membership Units (68,658 units)	—	1,590	—	0.0%
Source Recycling, LLC	Metal Recycler	Membership Unit Warrants (1% fully diluted)	—	—	—	0.0%
				6,590	3,950	1.5%

Capitala Finance Corp.

Consolidated Schedule of Investments – (continued)
(in thousands, except for units)
March 31, 2014
(unaudited)

Company(4,5)	Industry	Investment Interest Rate/Maturity	Principal Amount	Cost	Fair Value	% of Net Assets
Sparus Holdings, Inc.(1)	Energy Services	Subordinated Debt (12% Cash, Due 3/21/16)	$7,000	$7,000	$7,000	2.7%
Sparus Holdings, Inc.	Energy Services	Series B Preferred Stock (5,703 shares)	—	1,173	1,064	0.4%
Sparus Holdings, Inc.	Energy Services	Common Stock Warrants (3,491 shares)	—	—	—	0.0%
				8,173	8,064	3.1%
STX Healthcare Management Services, Inc.(1)	Dental Practice Management	Subordinated Debt (14% Cash, Due 7/31/15)	7,425	7,425	7,425	2.8%
STX Healthcare Management Services, Inc.	Dental Practice Management	Common Stock (1,200,000 shares)	—	1,200	765	0.3%
STX Healthcare Management Services, Inc.	Dental Practice Management	Common Stock Warrants (1,154,254 shares)	—	218	812	0.3%
				8,843	9,002	3.4%
Take 5 Oil Change, Inc.	Quick Lube Services	Common Stock (10,692 shares)	—	1,069	1,866	0.7%
				1,069	1,866	0.7%
V12 Holdings, Inc.(1)	Data Processing & Digital Marketing	Bridge Note (0% Cash, Due 12/31/14)	663	361	663	0.2%
V12 Holdings, Inc.(1)	Data Processing & Digital Marketing	Tier 2 Note (0% Cash, Due 12/31/14)	81	44	81	0.0%
V12 Holdings, Inc.(1)	Data Processing & Digital Marketing	Senior Subordinated Note (0% Cash, Due 12/31/14)	3,563	2,369	3,563	1.4%
V12 Holdings, Inc.(1)	Data Processing & Digital Marketing	Tier 3 Note (0% Cash, Due 12/31/14)	299	206	299	0.1%
V12 Holdings, Inc.(1)	Data Processing & Digital Marketing	Jr. Subordinated Note (0% Cash, Due 12/31/14)	2,750	—	455	0.2%
V12 Holdings, Inc.(1)	Data Processing & Digital Marketing	Tier 4 Note (0% Cash, Due 12/31/14)	243	—	—	0.0%

Capitala Finance Corp.

Consolidated Schedule of Investments – (continued)
(in thousands, except for units)
March 31, 2014
(unaudited)

Company(4,5)	Industry	Investment Interest Rate/Maturity	Principal Amount	Cost	Fair Value	% of Net Assets
V12 Holdings, Inc.	Data Processing & Digital Marketing	Series A-1 Preferred Stock (255,102 shares)	$—	$—	$—	0.0%
V12 Holdings, Inc.	Data Processing & Digital Marketing	Series A-3 Preferred Stock (88,194 shares)	—	—	—	0.0%
V12 Holdings, Inc.	Data Processing & Digital Marketing	Series A-5 Preferred Stock (20,530 shares)	—	—	—	0.0%
V12 Holdings, Inc.	Data Processing & Digital Marketing	Common Stock Warrants (2,063,629 warrants)	—	—	—	0.0%
				2,980	5,061	1.9%
Sub Total Affiliate investments				$159,398	$188,307	71.3%
Control investments – 29.4%
CableOrganizer Acquisition, LLC	Computer Supply Retail	Senior Secured Term Debt (12% Cash, 4% PIK, Due 5/24/18)	$6,651	$6,651	$6,651	2.5%
CableOrganizer Acquisition, LLC	Computer Supply Retail	Common Stock (1,125,000 shares)	—	1,125	—	0.0%
				7,776	6,651	2.5%
KBP Investments, LLC(6)(7)	QSR Franchisee	Class A Preferred Stock (8,270 shares, 10% Dividend)	—	8,269	8,269	3.1%
KBP Investments, LLC	QSR Franchisee	Class A Common Stock (380,413 shares)	—	—	15,866	6.0%
				8,269	24,135	9.1%
Market E’s, LLC(2)	Online Travel Sales & Marketing	Senior Secured Debt (10% Cash, Due 12/31/14)	650	650	650	0.2%
Market E’s, LLC(1)(2)	Online Travel Sales & Marketing	Senior Secured Debt (14% Cash, 3% PIK, Due 12/31/14)	2,897	2,833	988	0.4%
Market E’s, LLC	Online Travel Sales & Marketing	Class A Preferred Stock (600 shares)	—	240	—	0.0%
Market E’s, LLC	Online Travel Sales & Marketing	Class B Preferred Stock (2,411 shares)	—	965	—	0.0%

Capitala Finance Corp.

Consolidated Schedule of Investments – (continued)
(in thousands, except for units)
March 31, 2014
(unaudited)

Company(4,5)	Industry	Investment Interest Rate/Maturity	Principal Amount	Cost	Fair Value	% of Net Assets
Market E’s, LLC	Online Travel Sales & Marketing	Class A Common Stock (600 shares)	$—	$—	$—	0.0%
				4,688	1,638	0.6%
Micro Precision, LLC	Conglomerate	Subordinated Debt (10% Cash, Due 9/16/16)	1,862	1,862	1,862	0.7%
Micro Precision, LLC	Conglomerate	Subordinated Debt (14% Cash, 4% PIK, Due 9/16/16)	3,590	3,590	3,590	1.4%
Micro Precision, LLC	Conglomerate	Common Stock (47 units)	—	1,629	1,629	0.6%
				7,081	7,081	2.7%
Navis Holdings, Inc.	Textile Equipment Manufacturer	Senior Secured Term Debt (17% Cash, 3% PIK at company’s option, Due 2/1/16)	6,735	6,735	6,735	2.6%
Navis Holdings, Inc.(6)	Textile Equipment Manufacturer	Class A Preferred Stock (1,000 shares, 10% dividend)	—	1,000	1,225	0.5%
Navis Holdings, Inc.	Textile Equipment Manufacturer	Common Stock (300,000 shares)	—	1	1,649	0.6%
				7,736	9,609	3.7%
On-Site Fuel Services, Inc.	Fuel Transportation Services	Subordinated Debt (14% Cash, 4% PIK, Due 12/19/16)	4,897	4,897	4,897	1.9%
On-Site Fuel Services, Inc.	Fuel Transportation Services	Series A Preferred Stock (32,782 shares)	—	3,278	1,911	0.7%
On-Site Fuel Services, Inc.(6)	Fuel Transportation Services	Series B Preferred Stock (23,648 shares. 14% dividend, 4% PIK dividend)	—	2,365	2,835	1.1%
On-Site Fuel Services, Inc.	Fuel Transportation Services	Common Stock (33,107 shares)	—	33	—	0.0%
				10,573	9,643	3.7%

Capitala Finance Corp.

Consolidated Schedule of Investments – (continued)
(in thousands, except for units)
March 31, 2014
(unaudited)

Company(4,5)	Industry	Investment Interest Rate/Maturity	Principal Amount	Cost	Fair Value	% of Net Assets
Print Direction, Inc.	Printing Services	Senior Secured Term Debt (15% Cash, Due 2/24/19)	$14,000	$14,000	$14,000	5.3%
Print Direction, Inc.	Printing Services	Common Stock (19,363 shares)	—	2,990	4,423	1.7%
Print Direction, Inc.	Printing Services	Common Stock Warrants (3% fully diluted)	—	—	195	0.1%
				16,990	18,618	7.1%
Sub Total Control investments				$63,113	$77,375	29.4%
TOTAL INVESTMENTS – 148.3%				$333,484	$391,181	148.5%

(1)	The maturity date of the original investment has been extended.
(2)	Due to deterioration in credit quality, this investment is on non-accrual status.
(3)	The debt investment is accruing interest based on the terms of the forebearance agreement.
(4)	All debt investments are income producing. Equity and warrant investments are non-income producing, unless otherwise noted.
(5)	Percentages are based on net assets of $263,790 as of March 31, 2014.
(6)	The equity investment is income producing, based on rate disclosed.
(7)	During the fourth quarter of 2013, the Company accepted a consent fee that waives its right to dividends through September 30, 2014.
(8)	The equity investment has an exercisable put option.

Capitala Finance Corp.

Consolidated Schedule of Investments
(in thousands, except for units)
December 31, 2013

Company(4,5)	Industry	Investment Interest Rate/Maturity	Principal Amount	Cost	Fair Value	% of Net Assets
Non-control/Non-affiliated investments – 36.9%
AAE Acquisition, LLC	Industrial Equipment Rental	Senior Secured Term Debt (12% Cash, Due 5/6/15)	$19,000	$18,992	$19,000	7.1%
AAE Acquisition, LLC	Industrial Equipment Rental	Membership Units (21% fully diluted)	—	25	3,500	1.3%
				19,017	22,500	8.4%
American Exteriors, LLC(1)	Replacement Window Manufacturer	Senior Secured Debt (14.0% Cash, Due 6/30/14)	4,565	3,365	4,565	1.7%
American Exteriors, LLC(1)	Replacement Window Manufacturer	Jr. Convertible Note (10.0% Cash, Due 6/30/15)	500	416	612	0.2%
American Exteriors, LLC(8)	Replacement Window Manufacturer	Common Stock Warrants (15% fully diluted)	—	—	1,106	0.4%
				3,781	6,283	2.3%
Boot Barn Holding Corporation	Western Wear Retail	Common Stock (2,400 shares)	—	2,400	4,774	1.8%
				2,400	4,774	1.8%
Caregiver Services, Inc.	In-Home Healthcare Services	Common Stock (293,186 shares)	—	258	231	0.1%
Caregiver Services, Inc.(8)	In-Home Healthcare Services	Common Stock Warrants (655,908 units)	—	264	517	0.2%
				522	748	0.3%
Crowley Holdings, Inc.(6)	Transportation	Series A Income Preferred Shares (6,000 shares, 10% cash, 2% PIK dividend)	—	6,000	6,000	2.2%
				6,000	6,000	2.2%
Immersive Media Tactical Solutions, LLC	Specialty Defense Contractor	Senior Secured Term Debt (13% Cash, Due 10/6/16)	2,000	2,000	2,000	0.7%
Immersive Media Tactical Solutions, LLC	Specialty Defense Contractor	Common Unit Warrants (12% fully diluted)	—	—	800	0.3%
				2,000	2,800	1.0%

Capitala Finance Corp.

Consolidated Schedule of Investments – (continued)
(in thousands, except for units)
December 31, 2013

Company(4,5)	Industry	Investment Interest Rate/Maturity	Principal Amount	Cost	Fair Value	% of Net Assets
Medical Depot, Inc.	Medical Device Distributor	Subordinated Debt (14% Cash, Due 10/11/16)	$4,667	$4,667	$4,667	1.7%
Medical Depot, Inc.	Medical Device Distributor	Series C Convertible Preferred Stock (740 shares)	—	1,333	2,129	0.8%
				6,000	6,796	2.5%
Naples Lumber & Supply Co(1)	Building Supplies	Subordinated Debt (6% cash, Due 2/15/14)	2,109	1,309	2,109	0.8%
Naples Lumber & Supply Co	Building Supplies	Common Stock Warrants (10% fully diluted)	—	—	400	0.1%
				1,309	2,509	0.9%
Pickaway Plains Ambulance Services, Inc.(1,2)	Medical Transportation Services	Senior Secured Term Debt (13% Cash, Due 12/31/15)	1,548	—	—	0.0%
Pickaway Plains Ambulance Services, Inc.	Medical Transportation Services	Common Stock Warrants (5% fully diluted)	—	—	—	0.0%
				—	—	0.0%
Precision Manufacturing, LLC(2)	Industrial Boiler Manufacturer	Subordinated Debt (13% Cash, Due 2/10/17)	2,500	2,500	1,536	0.6%
Precision Manufacturing, LLC	Industrial Boiler Manufacturer	Membership Unit Warrants (70,000 units)	—	—	—	0.0%
				2,500	1,536	0.6%
Sierra Hamilton, LLC	Oil & Gas Engineering and Consulting Services	Senior Secured Debt (12.25% Cash, 12/15/18)	15,000	15,000	15,000	5.6%
				15,000	15,000	5.6%
Southern Pump & Tank Company, LLC(1)	Petroleum Equipment Supplier	Senior Secured Term Debt (13% Cash, 6% PIK, Due 6/15/14)	3,633	3,213	3,624	1.3%
Southern Pump & Tank Company, LLC	Petroleum Equipment Supplier	Common Stock Warrants (10% fully diluted)	—	—	—	0.0%
				3,213	3,624	1.3%

Capitala Finance Corp.

Consolidated Schedule of Investments – (continued)
(in thousands, except for units)
December 31, 2013

Company(4,5)	Industry	Investment Interest Rate/Maturity	Principal Amount	Cost	Fair Value	% of Net Assets
Stoddard Hill Media Holdings, LLC	IT Hosting Services	Class D Preferred Units (132,159 shares)	$—	$300	$453	0.2%
				300	453	0.2%
Tenere, Inc.	Industrial Manufacturing	Senior Secured Term Debt (11% Cash, 2% PIK, Due 12/17/17)	3,440	3,440	3,440	1.3%
				3,440	3,440	1.3%
Worklife America, Inc.	Professional Employer Organization	Senior Secured Debt (12% Cash, Due 12/28/16)	18,656	18,656	18,656	7.0%
Worklife America, Inc.	Professional Employer Organization	Common Unit Warrants (3.84% ownership)	—	—	3,441	1.3%
Worklife America, Inc.	Professional Employer Organization	Preferred Unit Warrants (3.84% ownership)	—	—	580	0.2%
				18,656	22,677	8.5%
Sub Total Non-control/Non-affiliated investments				$84,138	$99,140	36.9%
Affiliate investments – 70.4%
Chef'N Corporation	Culinary Products	Subordinated Debt (15%, 3% PIK at company's option, Due 5/16/18)	$6,300	$6,300	$6,300	2.3%
Chef'N Corporation	Culinary Products	Series A Preferred Stock (1,000,000 shares)	—	1,000	4,002	1.5%
				7,300	10,302	3.8%
City Gear, LLC	Footwear Retail	Subordinated Debt (13% Cash, Due 9/28/16)	8,231	8,231	8,231	3.1%
City Gear, LLC(6)	Footwear Retail	Preferred Membership Units (2.78% fully diluted, 9% dividend)	—	1,269	1,269	0.5%
City Gear, LLC	Footwear Retail	Membership Unit Warrants (11.37% fully diluted)	—	—	5,307	2.0%
				9,500	14,807	5.6%

Capitala Finance Corp.

Consolidated Schedule of Investments – (continued)
(in thousands, except for units)
December 31, 2013

Company(4,5)	Industry	Investment Interest Rate/Maturity	Principal Amount	Cost	Fair Value	% of Net Assets
Corporate Visions, Inc.	Sales & Marketing Services	Subordinated Debt (14% Cash, 2% PIK, Due 3/22/18)	$11,174	$11,174	$11,174	4.2%
Corporate Visions, Inc.	Sales & Marketing Services	Common Stock (2,216,463 shares)	—	2,576	9,797	3.6%
Corporate Visions, Inc.	Sales & Marketing Services	Common Stock Warrant (403,257 shares)	—	—	1,782	0.7%
				13,750	22,753	8.5%
GA Communications, Inc.	Advertising & Marketing Services	Series A-1 Preferred Stock (1,998 shares)	—	1,998	2,370	0.9%
GA Communications, Inc.	Advertising & Marketing Services	Series B-1 Common Stock (200,000 shares)	—	2	2,541	0.9%
				2,000	4,911	1.8%
Impresa Aerospace Holdings, LLC(3)	Aerospace Parts Manufacturer	Subordinated Debt (4.1% Cash, Due 4/28/16)	13,274	12,258	10,064	3.7%
Impresa Aerospace Holdings, LLC	Aerospace Parts Manufacturer	Class A Membership Units (1,006,621 units)	—	900	—	0.0%
Impresa Aerospace Holdings, LLC	Aerospace Parts Manufacturer	Class C Membership Units (362,416 units)	—	362	—	0.0%
Impresa Aerospace Holdings, LLC	Aerospace Parts Manufacturer	Class F Membership Units (604,504 units)	—	604	—	0.0%
				14,124	10,064	3.7%
J&J Produce Holdings, Inc.	Produce Distribution	Subordinated Debt (13% Cash, Due 7/16/18)	5,182	5,182	5,182	2.0%
J&J Produce Holdings, Inc.	Produce Distribution	Common Stock (8,182 Shares)	—	818	934	0.3%
J&J Produce Holdings, Inc.	Produce Distribution	Common Stock Warrants (4,506 shares)	—	—	515	0.2%
				6,000	6,631	2.5%
LJS Partners, LLC	QSR Franchisor	Common Stock (1,500,000 shares)	—	1,500	14,622	5.4%
				1,500	14,622	5.4%
MJC Holdings, LLC	Specialty Clothing	Subordinated Debt (14%, 2% PIK at company's option, Due 1/16/18)	7,500	7,500	7,500	2.8%

Capitala Finance Corp.

Consolidated Schedule of Investments – (continued)
(in thousands, except for units)
December 31, 2013

Company(4,5)	Industry	Investment Interest Rate/Maturity	Principal Amount	Cost	Fair Value	% of Net Assets
MJC Holdings, LLC	Specialty Clothing	Series A Preferred Units (2,000,000 units)	$—	$2,000	$5,224	1.9%
				9,500	12,724	4.7%
MMI Holdings, LLC	Medical Device Distributor	Senior Secured Debt (12% Cash, Due 10/17/14)	2,600	2,600	2,600	1.1%
MMI Holdings, LLC	Medical Device Distributor	Subordinated Debt (6% Cash, Due 8/15/15)	400	388	400	0.1%
MMI Holdings, LLC	Medical Device Distributor	Preferred Units (1,000 units)	—	1,052	1,200	0.4%
MMI Holdings, LLC	Medical Device Distributor	Common Units (45 units)	—	—	125	0.0%
				4,040	4,325	1.6%
MTI Holdings, LLC	Retail Display & Security Services	Subordinated Debt (12% Cash, Due 11/1/18)	8,000	8,000	8,000	3.0%
MTI Holdings, LLC	Retail Display & Security Services	Capital Units (2,000,000 units)	—	2,000	2,823	1.1%
				10,000	10,823	4.1%
Source Capital ABUTEC, LLC	Environmental Services Products	Senior Secured Debt (12% Cash, 3% PIK, Due 12/28/17)	5,125	5,125	5,125	1.9%
Source Capital ABUTEC, LLC	Environmental Services Products	Preferred Membership Units (15.5% fully diluted)	—	1,240	60	0.0%
				6,365	5,185	1.9%
Source Capital Penray, LLC	Automotive Chemicals & Lubricants	Subordinated Debt (13% Cash, Due 2/17/17)	2,500	2,500	2,500	0.9%
Source Capital Penray, LLC	Automotive Chemicals & Lubricants	Membership Units (11.3% fully diluted)	—	750	810	0.3%
Source Capital Penray, LLC	Automotive Chemicals & Lubricants	Common Stock Warrants (6.65% fully diluted)	—	—	576	0.2%
				3,250	3,886	1.4%
Source Capital SSCR, LLC	Personal Product Manufacturer	Senior Secured Term Debt (14% Cash, Due 7/6/17)	15,000	15,000	12,115	4.5%

Capitala Finance Corp.

Consolidated Schedule of Investments – (continued)
(in thousands, except for units)
December 31, 2013

Company(4,5)	Industry	Investment Interest Rate/Maturity	Principal Amount	Cost	Fair Value	% of Net Assets
Source Capital SSCR, LLC	Personal Product Manufacturer	Senior Secured Term Debt (14% Cash, 5% PIK, Due 3/28/14)	$2,079	$2,079	$1,958	0.7%
Source Capital SSCR, LLC	Personal Product Manufacturer	Preferred Membership Units (14,718 units)	—	1,720	—	0.0%
Source Capital SSCR, LLC	Personal Product Manufacturer	Membership Unit Warrants (0.987% fully diluted)	—	—	—	0.0%
				18,799	14,073	5.2%
Source Recycling, LLC(2)	Metal Recycler	Subordinated Debt (13% Cash, Due 9/2/16)	5,000	5,000	3,950	1.5%
Source Recycling, LLC	Metal Recycler	Membership Units (68,658 units)	—	1,590	—	0.0%
Source Recycling, LLC	Metal Recycler	Membership Unit Warrants (1% fully diluted)	—	—	—	0.0%
				6,590	3,950	1.5%
Sparus Holdings, Inc.(1)	Energy Services	Subordinated Debt (12% Cash, Due 3/21/16)	7,000	7,000	7,000	2.6%
Sparus Holdings, Inc.	Energy Services	Series B Preferred Stock (5,703 shares)	—	1,173	1,479	0.6%
Sparus Holdings, Inc.	Energy Services	Common Stock Warrants (3,491 shares)	—	—	304	0.1%
				8,173	8,783	3.3%
STX Healthcare Management Services, Inc.(1)	Dental Practice Management	Subordinated Debt (14% Cash, Due 7/31/15)	7,425	7,425	7,425	2.8%
STX Healthcare Management Services, Inc.	Dental Practice Management	Common Stock (1,200,000 shares)	—	1,200	942	0.4%
STX Healthcare Management Services, Inc.	Dental Practice Management	Common Stock Warrants (1,154,254 shares)	—	218	906	0.3%
				8,843	9,273	3.5%
Take 5 Oil Change, LLC	Quick Lube Services	Common Stock (10,692 shares)	—	1,069	1,604	0.6%
				1,069	1,604	0.6%
TCE Holdings, Inc.	Oil & Gas Services	Subordinated Debt (12% Cash, 2% PIK, Due 11/22/18)	12,088	12,088	12,088	4.5%

Capitala Finance Corp.

Consolidated Schedule of Investments – (continued)
(in thousands, except for units)
December 31, 2013

Company(4,5)	Industry	Investment Interest Rate/Maturity	Principal Amount	Cost	Fair Value	% of Net Assets
TCE Holdings, Inc.	Oil & Gas Services	Subordinated Debt (12% Cash, 2% PIK, Due 2/1/19)	$9,633	$9,633	$9,633	3.6%
TCE Holdings, Inc.	Oil & Gas Services	Class A Common Stock (3,600 shares)	—	3,600	3,600	1.3%
				25,321	25,321	9.4%
V12 Holdings(1)	Data Processing & Digital Marketing	Bridge Note (0% Cash, Due 12/31/14)	663	361	663	0.3%
V12 Holdings(1)	Data Processing & Digital Marketing	Tier 2 Note (0% Cash, Due 12/31/14)	81	44	81	0.0%
V12 Holdings(1)	Data Processing & Digital Marketing	Senior Subordinated Note (0% Cash, Due 12/31/14)	3,563	2,369	3,598	1.3%
V12 Holdings(1)	Data Processing & Digital Marketing	Tier 3 Note (0% Cash, Due 12/31/14)	299	206	314	0.1%
V12 Holdings(1)	Data Processing & Digital Marketing	Jr. Subordinated Note (0% Cash, Due 12/31/14)	2,750	—	405	0.2%
V12 Holdings(1)	Data Processing & Digital Marketing	Tier 4 Note (0% Cash, Due 12/31/14)	243	—	—	0.0%
V12 Holdings	Data Processing & Digital Marketing	Series A-1 Preferred Stock (255,102 shares)	—	—	—	0.0%
V12 Holdings	Data Processing & Digital Marketing	Series A-3 Preferred Stock (88,194 shares)	—	—	—	0.0%
V12 Holdings	Data Processing & Digital Marketing	Series A-5 Preferred Stock (20,530 shares)	—	—	—	0.0%
V12 Holdings	Data Processing & Digital Marketing	Common Stock Warrants (2,063,629 warrants)	—	—	—	0.0%
				2,980	5,061	1.9%
Sub Total Affiliate investments				$159,104	$189,098	70.4%

Capitala Finance Corp.

Consolidated Schedule of Investments – (continued)
(in thousands, except for units)
December 31, 2013

Company(4,5)	Industry	Investment Interest Rate/Maturity	Principal Amount	Cost	Fair Value	% of Net Assets
Control investments – 28.4%
CableOrganizer Acquisition, LLC	Computer Supply Retail	Senior Secured Debt (12% Cash, 4% PIK, Due 5/24/18)	$6,585	$6,585	$6,585	2.5%
CableOrganizer Acquisition, LLC	Computer Supply Retail	Common Stock (1,125,000 shares)	—	1,125	88	0.0%
				7,710	6,673	2.5%
KBP Investments, LLC(6)(7)	QSR Franchisee	Class A Preferred Stock (8,270 shares, 10% Dividend)	—	8,269	8,269	3.1%
KBP Investments, LLC	QSR Franchisee	Class A Common Stock (380,413 shares)	—	—	16,518	6.1%
				8,269	24,787	9.2%
Market E’s, LLC	Online Travel Sales & Marketing	Senior Secured Debt (10% Cash, Due 12/31/14)	650	650	650	0.2%
Market E’s, LLC(1)(2)	Online Travel Sales & Marketing	Senior Subordinated Debt (14% Cash, 3% PIK, Due 12/31/14)	3,014	2,832	988	0.4%
Market E’s, LLC	Online Travel Sales & Marketing	Class A Preferred Stock (600 shares)	—	240	—	0.0%
Market E’s, LLC	Online Travel Sales & Marketing	Class B Preferred Stock (2,411 shares)	—	965	—	0.0%
Market E’s, LLC	Online Travel Sales & Marketing	Class A Common Stock (600 shares)	—	—	—	0.0%
				4,687	1,638	0.6%
Micro Precision, LLC	Conglomerate	Subordinated Debt (10% Cash, Due 9/16/16)	1,862	1,862	1,862	0.7%
Micro Precision, LLC	Conglomerate	Subordinated Debt (14% Cash, 4% PIK, Due 9/16/16)	3,557	3,557	3,557	1.3%
Micro Precision, LLC	Conglomerate	Common Stock (47 units)	—	1,629	2,210	0.8%
				7,048	7,629	2.8%
Navis Holdings, Inc.	Textile Equipment Manufacturer	Senior Secured Term Debt (17%, 3% PIK at company's option, Due 2/1/16)	6,753	6,753	6,753	2.5%

Capitala Finance Corp.

Consolidated Schedule of Investments – (continued)
(in thousands, except for units)
December 31, 2013

Company(4,5)	Industry	Investment Interest Rate/Maturity	Principal Amount	Cost	Fair Value	% of Net Assets
Navis Holdings, Inc.	Textile Equipment Manufacturer	Class A Preferred Stock (1,000 shares)	$—	$1,000	$1,200	0.5%
Navis Holdings, Inc.	Textile Equipment Manufacturer	Common Stock (300,000 shares)	—	1	1,079	0.4%
				7,754	9,032	3.4%
On-Site Fuel Services, Inc.	Fuel Transportation Services	Subordinated Debt (14% Cash, 4% PIK, Due 12/19/16)	4,848	4,848	4,848	1.8%
On-Site Fuel Services, Inc.	Fuel Transportation Services	Series A Preferred Stock (32,782 shares)	—	3,278	2,719	1.0%
On-Site Fuel Services, Inc.(6)	Fuel Transportation Services	Series B Preferred Stock (23,648 shares)	—	2,451	2,707	1.0%
On-Site Fuel Services, Inc.	Fuel Transportation Services	Common Stock (33,107 shares)	—	33	—	0.0%
				10,610	10,274	3.8%
Print Direction, Inc.(1)	Printing Services	Subordinated Debt (12% Cash, 6% PIK, Due 7/25/2018)	4,424	4,389	4,424	1.6%
Print Direction, Inc.(1)	Printing Services	Subordinated Debt (14% Cash, Due 7/31/18)	4,600	4,600	4,600	1.7%
Print Direction, Inc.	Printing Services	Common Stock (19,363 shares)	—	2,990	7,110	2.7%
Print Direction, Inc.	Printing Services	Common Stock Warrants (3% fully diluted)	—	—	314	0.1%
				11,979	16,448	6.1%
Sub Total Control investments				$58,057	$76,481	28.4%
TOTAL INVESTMENTS – 135.7%				$301,299	$364,719	135.7%

(1)	The maturity date of the original investment has been extended.
(2)	Due to deterioration in credit quality, this investment is on non-accrual status.
(3)	The debt investment is accruing interest based on the terms of the forebearance agreement.
(4)	All debt investments are income producing. Equity and warrant investments are non-income producing, unless otherwise noted.
(5)	Percentages are based on net assets of $268,670 as of December 31, 2013.
(6)	The equity investment is income producing, based on cash rate disclosed.
(7)	During the fourth quarter of 2013, the Company accepted a consent fee that waives its right to dividends through September 30, 2014.
(8)	The equity investment has an exercisable put option.

CAPITALA FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
March 31, 2014
(unaudited)

Note 1. Organization

Capitala Finance Corp. (the “Company”, “we”, “us”, and “our”) is a newly formed, externally managed non-diversified closed-end management investment company incorporated in Maryland that has elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). We are an “emerging growth company” within the meaning of the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”), and as such, are subject to reduced public company reporting requirements. We commenced operations on May 24, 2013 and completed our initial public offering (“IPO”) on September 30, 2013. The Company is managed by Capitala Investment Advisors, LLC (the “Investment Advisor”), an investment adviser that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and Capitala Advisors Corp. (the “Administrator”) provides the administrative services necessary for us to operate. In addition, for U.S. federal income tax purposes, the Company intends to elect to be treated as a regulated investment company (“RIC”), under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) commencing with our tax year ending August 31, 2014.

The Company was formed for the purpose of: (i) acquiring, through a series of transactions, an investment portfolio from the following entities: CapitalSouth Partners Fund I Limited Partnership (“Fund I”); CapitalSouth Partners Fund II Limited Partnership (“Fund II”); CapitalSouth Partners Fund III, L.P. (“Fund III Parent”); CapitalSouth Partners SBIC Fund III, L.P. (“Fund III”) and CapitalSouth Partners Florida Sidecar Fund I, L.P. (“Florida Sidecar” and, collectively with Fund I, Fund II, Fund III and Fund III Parent, the “Legacy Funds”); (ii) raising capital in the IPO; and (iii) continuing and expanding the business of the Legacy Funds by making additional debt and equity investments in smaller and lower middle market companies.

The Company’s investment objective is to generate both current income and capital appreciation through debt and equity investments. Both directly and through our subsidiaries that are licensed by the U.S. Small Business Administration (“SBA”) under the Small Business Investment Company (“SBIC”) Act, we offer customized financing to business owners, management teams and financial sponsors for change of ownership transactions, recapitalizations, strategic acquisitions, business expansion and other growth initiatives. We invest primarily in traditional mezzanine, senior subordinated and unitranche debt, as well as senior and second-lien loans and, to a lesser extent, equity securities issued by smaller and lower middle-market companies.

On September 24, 2013, the Company acquired 100% of the limited partnership interests in Fund II, Fund III and Florida Sidecar and each of their respective general partners, as well as certain assets from Fund I and Fund III Parent, in exchange for an aggregate of 8,974,420 shares of the Company’s common stock (the “Formation Transactions”). Fund II, Fund III and Florida Sidecar became the Company’s wholly-owned subsidiaries. Fund II and Fund III retained their SBIC licenses, continue to hold their existing investments and continue to make new investments. The IPO consisted of the sale of 4,000,000 shares of the Company’s common stock at a price of $20.00 per share resulting in net proceeds to the Company of $74.25 million, after deducting underwriting fees and commissions totaling $4.0 million and offering expenses totaling $1.75 million. The other costs of the IPO were borne by the limited partners of the Legacy Funds. As of March 31, 2014, the Company had 12,974,420 shares of common stock outstanding.

Note 2. Summary of Significant Accounting Policies

Basis of Presentation

The accompanying unaudited financial statements are presented in conformity with United States generally accepted accounting principles (“U.S. GAAP”) for interim financial information and pursuant to the requirements for reporting on Form 10-Q and Article 10 of Regulation S-X. Accordingly, certain disclosures accompanying annual consolidated financial statements prepared in accordance with U.S. GAAP are omitted. In the opinion of management, all adjustments, consisting solely of normal recurring adjustments necessary for

CAPITALA FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
March 31, 2014
(unaudited)

Note 2. Summary of Significant Accounting Policies  – (continued)

the fair presentation of financial statements for the interim period, have been reflected in the unaudited consolidated financial statements. The current period’s results of operations are not necessarily indicative of results that ultimately may be achieved for the year. Additionally, the unaudited consolidated financial statements and notes should be read in conjunction with the audited consolidated financial statements and notes thereto for the period ended December 31, 2013. Financial statements prepared on a U.S. GAAP basis require management to make estimates and assumptions that affect the amounts and disclosures reported in the consolidated financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

The consolidated financial statements of the Company include the accounts of the Company and its wholly-owned subsidiaries as described in the Formation Transactions presented in Note 1. The transactions related to Fund II, Fund III, and the Florida Sidecar constitute an exchange of shares between entities under common control and will be accounted for in accordance with ASC 805, Business Combinations. As such, the results of the Company’s operations and cash flows for the three months ended March 31, 2013 have been presented on a combined basis in order to provide comparative information with respect to prior periods. The Formation Transactions also included an asset acquisition of certain assets in Fund I and Fund III Parent. In accordance with ASC 805, Business Combinations, the assets acquired were recorded at fair value at the date of acquisition, September 24, 2013.

The Company’s financial position as of March 31, 2014 is presented on a consolidated basis. The effects of all intercompany transactions between the Company and its subsidiaries (Fund II, Fund III, and the Florida Sidecar) have been eliminated in consolidation. All financial data and information included in these consolidated financial statements have been presented on the basis described above. In the opinion of management, the consolidated financial statements reflect all adjustments that are necessary for the fair presentation of financial results as of and for the periods presented.

Use of Estimates in the Preparation of Financial Statements

The preparation of the consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes. Actual results could differ from those estimates.

Segments

In accordance with ASC Topic 280 — Segment Reporting, the Company has determined that it has a single reporting segment and operating unit structure.

Cash and Cash Equivalents

The Company considers cash equivalents to be highly liquid investments with original maturities of three months or less at the date of purchase. Cash and cash equivalents include deposits in money market accounts. The Company deposits its cash in financial institutions and, at times, such balances may be in excess of the Federal Deposit Insurance Corporation (“FDIC”) insurance limits.

Investment Classification

In accordance with the provisions of the 1940 Act, the Company classifies investment by level of control. As defined in the 1940 Act, “Control Investments” are investments in those companies that the Company is deemed to “Control.” “Affiliate Investments” are investments in those companies that are “Affiliated Companies” of the Company, as defined in the 1940 Act, other than Control Investments. “Non-Control/Non-Affiliate Investments” are those investments that are neither Control Investments nor

CAPITALA FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
March 31, 2014
(unaudited)

Note 2. Summary of Significant Accounting Policies  – (continued)

Affiliate Investments. Generally under the 1940 Act, the Company is deemed to control a company in which it has invested if the Company owns more than 25% of the voting securities of such company and/or has greater than 50% representation on its board or has the power to exercise control over management or policies of such portfolio company. The Company is deemed to be an affiliate of a company in which the Company has invested if it owns between 5% and 25% of the voting securities of such company.

Valuation of Investments

The Company applies fair value accounting to all of its financial instruments in accordance with the 1940 Act and ASC Topic 820 — Fair Value Measurements and Disclosures. ASC 820 defines fair value, establishes a framework used to measure fair value and requires disclosures for fair value measurements. In accordance with ASC 820, the Company has categorized its financial instruments carried at fair value, based on the priority of the valuation technique, into a three-level fair value hierarchy as discussed in Note 4.

In determining fair value, our board of directors (the “Board”) uses various valuation approaches, and engages a third-party valuation firm, which provides an independent review of certain investments. In accordance with U.S. GAAP, a fair value hierarchy for inputs is used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available.

Observable inputs are those that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Board. Unobservable inputs reflect the Boards’ assumptions about the inputs market participants would use in pricing the asset or liability developed based upon the best information available in the circumstances.

The availability of valuation techniques and observable inputs can vary from security to security and is affected by a wide variety of factors including, the type of security, whether the security is new and not yet established in the marketplace, and other characteristics particular to the transaction. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Those estimated values do not necessarily represent the amounts that may be ultimately realized due to the occurrence of future circumstances that cannot be reasonably determined. Because of the inherent uncertainty of valuation, those estimated values may be materially higher or lower than the values that would have been used had a market for the securities existed. Accordingly, the degree of judgment exercised by the Board in determining fair value is greatest for securities categorized in Level 3 (as defined below). In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement in its entirety falls, is determined based on the lowest level input that is significant to the fair value measurement.

Fair value is a market-based measure considered from the perspective of a market participant rather than an entity-specific measure. Therefore, even when market assumptions are not readily available, the Company’s own assumptions are set to reflect those that market participants would use in pricing the asset or liability at the measurement date. We use prices and inputs that are current as of the measurement date, including periods of market dislocation. In periods of market dislocation, the observability of prices and inputs may be reduced for many securities. This condition could cause a security to be reclassified to a lower level within the fair value hierarchy.

CAPITALA FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
March 31, 2014
(unaudited)

Note 2. Summary of Significant Accounting Policies  – (continued)

Valuation Techniques

Senior and Subordinated Secured Loans

The Company’s portfolio primarily consists of private debt instruments (“Level 3 debt”). We consider our Level 3 debt to be performing loans if the borrower is not in default, the borrower is remitting payments in a timely manner, the loan is in covenant compliance or is otherwise not deemed to be impaired. In determining the fair value of the performing Level 3 debt, the Company’s Board considers fluctuations in current interest rates, the trends in yields of debt instruments with similar credit ratings (if applicable), the financial condition of the borrower, economic conditions and other relevant factors, both qualitative and quantitative. In the event that a Level 3 debt instrument is not performing, as defined above, the Board will evaluate the value of the collateral utilizing the same framework described above for a performing loan to determine the value of the Level 3 debt instrument.

This evaluation will be updated no less than quarterly for Level 3 debt instruments that are not performing, and more frequently for time periods where there are significant changes in the collateral or significant changes in the perceived performance of the underlying portfolio company. The collateral value will be analyzed on an ongoing basis using internal metrics, appraisals, third-party valuation agents and other data as may be acquired and analyzed by our management and Board.

Equity Investments in Private Companies

Our Board determines the fair value of its investments in private companies by incorporating valuations that consider the evaluation of financing and sale transactions with third-parties, expected cash flows and market-based information, including comparable transactions, and performance multiples, among other factors, and may use third-party valuation agents. Such non-public investments are included in Level 3 of the fair value hierarchy.

Warrants

Our Board will ascribe value to warrants based on the fair value of holdings to which they are associated that can include discounted cash flow analyses, option pricing models, comparable analyses and other techniques as deemed appropriate. Such warrants are included in Level 3 of the fair value hierarchy to the extent issued by non-public companies.

Revenue Recognition

The Company’s revenue recognition policies are as follows:

Interest Income and Paid-in Kind Interest:  Interest income is recorded on the accrual basis to the extent that such amounts are expected to be collected. The company has loans in the portfolio that contain a payment-in-kind (“PIK”) provision. The PIK interest, which represents contractually deferred interest added to the loan balance that is generally due at maturity, is recorded on the accrual basis to the extent that such amounts are expected to be collected. PIK interest is not accrued if the Company does not expect the issuer to be able to pay all principal and interest when due.

Non-accrual income:  Generally, when interest and/or principal payments on a loan become materially past due, or if the Company otherwise does not expect the borrower to be able to service its debt and other obligations, the Company will place the loan on non-accrual status, and will generally cease recognizing interest income and PIK interest on that loan for financial reporting purposes. Interest payments received on non-accrual loans may be recognized as income or applied to principal depending upon management’s judgment. The Company writes off any previously accrued and uncollected interest when it is determined that interest is no longer considered collectible. The company may elect to cease accruing PIK interest and

CAPITALA FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
March 31, 2014
(unaudited)

Note 2. Summary of Significant Accounting Policies  – (continued)

continue accruing interest income in cases where a loan is currently paying its interest income but, in management’s judgment, there is a reasonable likelihood of principal loss on the loan. Non-accrual loans are returned to accrual status when the borrower’s financial condition improves such that management believes current interest and principal payments are expected to be collected.

Gains and Losses on investment sales and paydowns:  Realized gains and losses on investments are recognized using the specific identification method.

Dividend Income and Paid-in-kind Dividends:  Dividend income is recognized on the date dividends are declared. The Company holds preferred equity investments in the portfolio that contain a payment-in-kind dividend (“PIK dividends”) provision. PIK dividends, which represent contractually deferred dividends added to the equity balance, are recorded on the accrual basis to the extent that such amounts are expected to be collected. The Company will typically cease accrual of PIK dividends when the fair value of the equity investment is less than the cost basis of the investment or when it is otherwise determined by management that collection of PIK dividends are unlikely to be collected. If management determines that a decline in fair value is temporary in nature and the PIK dividends are more likely than not to be collected, management may elect to continue accruing PIK dividends.

Other Income:  Origination, amendment, closing and/or commitment fees associated with investments in portfolio companies are recognized as income when the investment transaction closes. Prepayment penalties received by the Company for debt instruments repaid prior to maturity date are recorded as income upon receipt.

General and Administrative Expenses

General and administrative expenses are accrued as incurred. The Company’s general and administrative expenses include personnel expenses allocable to the Company under the Administration Agreement, legal and audit fees, director fees, director and officer insurance, and other expenses payable under the Administration Agreement.

Deferred Financing Fees

Costs incurred to issue the SBA-guaranteed debentures payable are capitalized and are amortized over the term of the debt agreements under the effective interest method.

Commitments and Contingencies

As of March 31, 2014 and December 31, 2013, the Company had no outstanding unfunded commitments.

In the ordinary course of its business, the Company may enter into contracts or agreements that contain indemnifications or warranties. Future events could occur that lead to the execution of these provisions against the Company. Based on its history and experience, management feels that the likelihood of such an event is remote.

In the ordinary course of business, the Company may directly or indirectly be a defendant or plaintiff in legal actions with respect to bankruptcy, insolvency or other types of proceedings. Such lawsuits may involve claims that could adversely affect the value of certain financial instruments owned by the Company.

Income Taxes

The Company intends to elect to be treated for federal income tax purposes, and intends to qualify annually thereafter, as a RIC under Subchapter M of the Code and, among other things, intends to make the requisite distributions to its stockholders which will relieve the Company from federal income taxes. Therefore, no provision has been recorded for federal income taxes.

CAPITALA FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
March 31, 2014
(unaudited)

Note 2. Summary of Significant Accounting Policies  – (continued)

In order to qualify as a RIC, among other requirements, the Company is required to timely distribute to its stockholders at least 90.0% of its investment company taxable income, as defined by the Code, for each fiscal tax year. The Company will be subject to a nondeductible U.S. federal excise tax of 4.0% on undistributed income if it does not distribute at least 98.0% of its ordinary income in any calendar year and 98.2% of its capital gain net income for each one-year period ending on October 31.

Depending on the level of taxable income earned in a tax year, the Company may choose to carry forward taxable income in excess of current year dividend distributions into the next tax year and pay a 4.0% excise tax on such income, as required. To the extent that the Company determines that its estimated current year annual taxable income will be in excess of estimated current year dividend distributions for excise tax purposes, the Company accrues excise tax, if any, on estimated excess taxable income as taxable income is earned.

In accordance with certain applicable Treasury regulations and private letter rulings issued by the Internal Revenue Service, a RIC may treat a distribution of its own stock as fulfilling its RIC distribution requirements if each stockholder may elect to receive his or her entire distribution in either cash or stock of the RIC subject to a limitation on the aggregate amount of cash to be distributed to all stockholders, which limitation must be at least 20.0% of the aggregate declared distribution. If too many stockholders elect to receive cash, each stockholder electing to receive cash will receive a pro rata amount of cash (with the balance of the distribution paid in stock). In no event will any stockholder, electing to receive cash, receive less than 20.0% of his or her entire distribution in cash. If these and certain other requirements are met, for U.S federal income tax purposes, the amount of the dividend paid in stock will be equal to the amount of cash that could have been received instead of stock.

ASC 740, Income Taxes, provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the consolidated financial statements. ASC 740 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Company’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions deemed to meet a “more-likely-than-not” threshold would be recorded as a tax benefit or expense in the current period. The Company recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the consolidated statements of operations. As of March 31, 2014 and December 31, 2013, there were no uncertain tax positions.

The Company is required to determine whether a tax position of the Company is more likely-than-not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. De-recognition of a tax benefit previously recognized could result in the Company recording a tax liability that could have negatively impact the Company’s net assets.

U.S. GAAP provides guidance on thresholds, measurement, de-recognition, classification, interest and penalties, accounting in interim periods, disclosure, and transition that is intended to provide better financial statement comparability among different entities.

The Company has concluded that it was not necessary to record a liability for any such tax positions as of March 31, 2014 and December 31, 2013. However, the Company’s conclusions regarding this policy may be subject to review and adjustment at a later date based on factors including, but not limited to, ongoing analyses of, and changes to, tax laws, regulations and interpretations thereof.

CAPITALA FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
March 31, 2014
(unaudited)

Note 2. Summary of Significant Accounting Policies  – (continued)

The Company’s activities from commencement of operations remain subject to examination by U.S. federal, state, and local tax authorities. No interest expense or penalties have been assessed for the three month periods ended March 31, 2014 and March 31, 2013. If the Company were required to recognize interest and penalties, if any, related to unrecognized tax benefits this would be recognized as income tax expense in the consolidated statement of operations.

Dividends

Dividends to common stockholders are recorded on the ex-dividend date. The amount to be paid out as a dividend is determined by the Board. Net capital gains, if any, are generally distributed at least annually, although we may decide to retain such capital gains for reinvestment.

We have adopted an “opt out” dividend reinvestment plan for our common stockholders. As a result, if we declare a cash dividend or other distribution, each stockholder that has not “opted out” of our dividend reinvestment plan will have his/her dividends automatically reinvested in additional shares of our common stock rather than receiving cash dividends. Stockholders who receive distributions in the form of shares of common stock will be subject to the same federal, state and local tax consequences as if they received cash distributions.

Company Investment Risk, Concentration of Credit Risk, and Liquidity Risk

The Investment Advisor has broad discretion in making investments for the Company. Investments will generally consist of debt and equity instruments that may be affected by business, financial market or legal uncertainties. Prices of investments may be volatile, and a variety of factors that are inherently difficult to predict, such as domestic or international economic and political developments, may significantly affect the results of the Company’s activities and the value of its investments. In addition, the value of the Company’s portfolio may fluctuate as the general level of interest rates fluctuate.

The value of the Company’s investments in loans may be detrimentally affected to the extent, among other things, that a borrower defaults on its obligations, there is insufficient collateral and/or there are extensive legal and other costs incurred in collecting on a defaulted loan, observable secondary or primary market yields for similar instruments issued by comparable companies increase materially or risk premiums required in the market between smaller companies, such as our borrowers, and those for which market yields are observable increase materially.

The Investment Advisor may attempt to minimize this risk by maintaining low loan-to-liquidation values with each loan and the collateral underlying the loan.

The Company’s assets may, at any time, include securities and other financial instruments or obligations that are illiquid or thinly traded, making purchase or sale of such securities and financial instruments at desired prices or in desired quantities difficult. Furthermore, the sale of any such investments may be possible only at substantial discounts, and it may be extremely difficult to value any such investments accurately.

CAPITALA FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
March 31, 2014
(unaudited)

Note 3. Recent Accounting Pronouncements

In June, 2013 the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No 2013-08, “Financial Services — Investment Companies (Topic 946), Amendments to the Scope, Measurement, and Disclosure Requirements.” The amendments in this accounting standards update affect the scope, measurement, and disclosure requirements for investment companies under U.S. generally accepted accounting principles, and clarify the characteristics of an investment company, provide comprehensive guidance for assessing whether an entity is an investment company, require that an investment company measure non-controlling ownership interests in other investment companies at fair value rather than using the equity method of accounting, and require additional disclosures. This standard is effective for interim and annual reporting periods in fiscal years that begin after December 15, 2013. Early adoption is prohibited. The Company has adopted this standard and the required disclosures are presented in the consolidated financial statements.

Note 4. Investments

The Company’s investment objective is to generate both current income and capital appreciation through debt and equity investments. Both directly and through our subsidiaries that are licensed by the SBA under the SBIC Act, we offer customized financing to business owners, management teams and financial sponsors for change of ownership transactions, recapitalizations, strategic acquisitions, business expansion and other growth initiatives. We invest primarily in traditional mezzanine, senior subordinated and unitranche debt, as well as senior and second-lien loans and, to a lesser extent, equity securities issued by smaller and lower middle-market companies. As of March 31, 2014, our portfolio consisted of investments in 43 portfolio companies with a fair value of approximately $391.2 million.

During the three months ended March 31, 2014, we made approximately $41.1 million of investments in new or existing portfolio companies and had approximately $10.7 million in exits and repayments resulting in net investments of approximately $30.4 million for the period. During the three months ended March 31, 2013, we made approximately $21.1 million of investments in new or existing portfolio companies and had approximately $13.0 million in exits and repayments resulting in net investments of approximately $8.1 million for the period.

During the three month period ended March 31, 2014, all investments were made to portfolio companies in which the Company was not previously contractually obligated to provide financial support. In addition to investing directly in portfolio companies, the Company may assist portfolio companies in securing financing from other sources by introducing portfolio companies to sponsors or by leading a syndicate of investors to provide the portfolio companies with financing. During the three month period ended March 31, 2014, the Company did not lead any syndicates. During the three months ended March 31, 2014, the Company helped Print Direction, Inc. obtain a $3.5 million senior revolving credit facility.

The composition of our investments as of March 31, 2014, at amortized cost and fair value were as follows (dollars in thousands):

	Investments at Amortized Cost	Amortized Cost Percentage of Total Portfolio	Investments at Fair Value	Fair Value Percentage of Total Portfolio
Senior Secured Debt	$136,581	41.0%	$134,508	34.4%
Subordinated Debt	133,060	39.9	130,181	33.3
Equity and Warrants	63,843	19.1	126,492	32.3
Total	$333,484	100.0%	$391,181	100.0%

CAPITALA FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
March 31, 2014
(unaudited)

Note 4. Investments  – (continued)

The composition of our investments as of December 31, 2013, at amortized cost and fair value were as follows (dollars in thousands):

	Investments at Amortized Cost	Amortized Cost Percentage of Total Portfolio	Investments at Fair Value	Fair Value Percentage of Total Portfolio
Senior Secured Debt	$103,457	34.3%	$102,071	28.0%
Subordinated Debt	136,638	45.4	133,710	36.7
Equity and Warrants	61,204	20.3	128,938	35.3
Total	$301,299	100.0%	$364,719	100.0%

As noted above, the Company values all investments in accordance with ASC 820. ASC 820 requires enhanced disclosures about assets and liabilities that are measured and reported at fair value. As defined in ASC 820, fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

ASC 820 establishes a hierarchal disclosure framework which prioritizes and ranks the level of market price observability of inputs used in measuring investments at fair value. Market price observability is affected by a number of factors, including the type of investment and the characteristics specific to the investment. Investments with readily available active quoted prices or for which fair value can be measured from actively quoted prices generally will have a higher degree of market price observability and a lesser degree of judgment used in measuring fair value.

Based on the observability of the inputs used in the valuation techniques, the Company is required to provide disclosures on fair value measurements according to the fair value hierarchy. The fair value hierarchy ranks the observability of the inputs used to determine fair values. Investments carried at fair value are classified and disclosed in one of the following three categories:

•	Level 1 — Valuations based on quoted prices in active markets for identical assets or liabilities that the Company has the ability to access.
•	Level 2 — Valuations based on inputs other than quoted prices in active markets, which are either directly or indirectly observable.
•	Level 3 — Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

In addition to using the above inputs in investment valuations, the Company continues to employ the valuation policy approved by the Board that is consistent with ASC 820 (See Note 2). Consistent with our Company’s valuation policy, we evaluate the source of inputs, including any markets in which our investments are trading, in determining fair value.

In estimating fair value of portfolio investments, the Company starts with the cost basis of the investment, which includes amortized original issue discount and PIK interest and dividends, if any. The transaction price is typically the best estimate of fair value at inception. When evidence supports a subsequent change to the carrying value from the original transaction price, adjustments are made to reflect the expected fair values.

CAPITALA FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
March 31, 2014
(unaudited)

Note 4. Investments  – (continued)

The following valuation methodologies are utilized by the company in estimating fair value and are summarized as follows:

Enterprise Value Waterfall Approach

The enterprise value waterfall approach determines an enterprise value based on earnings before interest, tax, depreciation and amortization (“EBITDA”) multiples of publicly traded companies that are considered similar to the subject portfolio company. The Company considers a variety of items in determining a reasonable pricing multiple, including operating results, budgeted projections, growth, size, risk, profitability, leverage, management depth, diversification, market position, supplier or customer dependence, asset utilization, liquidity metrics, and access to capital markets. EBITDA of the portfolio company is adjusted for non-recurring items in order to reflect a normalized level of earnings that is representative of future earnings. When available, the Company may assign a pricing multiple or value its equity investments based on the value of recent investment transactions in the subject portfolio company. The enterprise value is adjusted for financial instruments with seniority to the Company’s ownership and for the effect of any instrument which may dilute the Company’s investment in the portfolio company. The adjusted enterprise value is then apportioned based on the seniority and privileges of the Company’s investments within the portfolio company.

Income Approach

The income approach utilizes a discounted cash flow methodology in which the Company estimates fair value based on the present value of a stream of expected cash flows discounted at a market rate of interest. The determination of a discount rate, or required rate of return, takes into account the portfolio company’s fundamentals and perceived credit risk.

Asset Approach

The asset approach values an investment based on the greater of the enterprise value or the underlying collateral securing the investment. See discussion of determining enterprise value above. This approach is used when the debt is not performing in accordance with its contractual terms or when the Company has reason to believe that it will not collect all principal and interest in accordance with the contractual terms of the debt agreement.

The following table presents fair value measurements of investments, by major class, as of March 31, 2014 (dollars in thousands), according to the fair value hierarchy:

	Fair Value Measurements
	Level 1	Level 2	Level 3	Total
Senior Secured Debt	$—	$—	$134,508	$134,508
Subordinated Debt	—	—	130,181	130,181
Equity and Warrants	—	—	126,492	126,492
Total	$—	$—	$391,181	$391,181

CAPITALA FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
March 31, 2014
(unaudited)

Note 4. Investments  – (continued)

The following table presents fair value measurements of investments, by major class, as of December 31, 2013 (dollars in thousands), according to the fair value hierarchy:

	Fair Value Measurements
	Level 1	Level 2	Level 3	Total

Senior Secured Debt	$—	$—	$102,071	$102,071
Subordinated Debt	—	—	133,710	133,710
Equity and Warrants	—	—	128,938	128,938
Total	$—	$—	$364,719	$364,719

The following table provides a reconciliation of the beginning and ending balances for investments that use Level 3 inputs for the three months ended March 31, 2014 (dollars in thousands):

	Senior Secured Debt	Subordinated Debt	Equity and Warrants	Total
Balance as of January 1, 2014	$102,071	$133,710	$128,938	$364,719
Change in classification due to restructure	(5,125)	5,125	—	—
Repayments	(431)	(9,045)	(1,252)	(10,728)
Purchases	38,482	—	2,618	41,100
Payment in-kind interest and dividends, net of payments received	195	281	115	591
Accretion of original issue discount	2	—	—	2
Gain on sale	—	62	1,158	1,220
Increase/(decrease) in net unrealized appreciation	(686)	48	(5,085)	(5,723)
Balance as of March 31, 2014	$134,508	$130,181	$126,492	$391,181

The following table provides a reconciliation of the beginning and ending balances for investments that use Level 3 inputs for the three months ended March 31, 2013 (dollars in thousands):

	Senior Secured Debt	Subordinated Debt	Equity and Warrants	Total
Balance as of January 1, 2013	$73,861	$101,659	$108,411	$283,931
Repayments	—	(13,000)	—	(13,000)
Purchases	6,472	13,800	871	21,143
Payment in-kind interest and dividends, net of payments received	100	118	—	218
Accretion of original issue discount	1	16	—	17
Increase/(decrease) in net unrealized appreciation	(49)	(904)	232	(721)
Balance as of March 31, 2013	$80,385	$101,689	$109,514	$291,588

The net change in unrealized depreciation on investments held as of March 31, 2014 and March 31, 2013, was $(5.7) million and $(0.7) million, respectively, and is included in net unrealized appreciation on investments in the consolidated statements of operations.

CAPITALA FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
March 31, 2014
(unaudited)

Note 4. Investments  – (continued)

The valuation techniques and significant unobservable inputs used in recurring Level 3 fair value measurements of assets as of March 31, 2014 were as follows (dollars in thousands, except EBITDA amounts):

	Fair Value	Valuation Approach	Level 3 Input	Range of Inputs	Weighted Average
Subordinated debt and second lien notes	$108,111	Income	Required Rate of Return Leverage Ratio Adjusted EBITDA	7.0% – 18.0% 1.1x – 4.9x $1.8 million – $27.9 million	14.1% 3.2x $11.6 million
Subordinated debt and second lien notes	$22,070	Enterprise Value Waterfall and Asset(1)	Adjusted EBITDA Multiple Adjusted EBITDA	4.0x – 5.0x $1.3 million – $1.6 million	4.2x $1.4 million
Senior debt and first lien notes	$134,508	Income and Asset(1)	Required Rate of Return Leverage Ratio Adjusted EBITDA	12.0% – 25.0% 0.3x – 7.1x $1.1 million – $29.7 million	14.9% 3.5x $10.1 million
Equity shares and warrants	$126,492	Enterprise Value Waterfall	Adjusted EBITDA Multiple Adjusted EBITDA Transaction Price	2.5x – 9.5x $1.6 million – $229.0 million	7.1x $24.8 million

(1)	$28.9 million in subordinated and senior notes were valued using the asset approach.

The valuation techniques and significant unobservable inputs used in recurring Level 3 fair value measurements of assets as of December 31, 2013 were as follows (dollars in thousands, except EBITDA amounts):

	Fair Value	Valuation Approach	Level 3 Input	Range of Inputs	Weighted Average
Subordinated debt and second lien notes	$111,711	Income	Required Rate of Return Leverage Ratio Adjusted EBITDA	7.0% – 18.0% 1.2x – 4.6x $2.3 million – $25.8 million	14.1% 3.1x $11.2 million
Subordinated debt and second lien notes	$21,999	Enterprise Value Waterfall and Asset(1)	Adjusted EBITDA Multiple Adjusted EBITDA	4.3x – 11.5x $1.3 million – $2.2 million	9.5x $2.0 million
Senior debt and first lien notes	$102,071	Income and Asset(1)	Required Rate of Return Leverage Ratio Adjusted EBITDA	10.0% – 24.5% 1.2x – 9.9x $0.6 million – $29.7 million	15.2% 3.8x $11.2 million
Equity shares and warrants	$128,938	Enterprise Value Waterfall	Adjusted EBITDA Multiple Adjusted EBITDA Transaction Price	1.6x – 9.5x $1.4 million – $229.0 million n/a	7.1x $23.8 million n/a

(1)	18.6 million in subordinated and senior notes were valued using the asset approach.

CAPITALA FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
March 31, 2014
(unaudited)

Note 4. Investments  – (continued)

The significant unobservable inputs used in the valuation of the Company’s debt and equity investments are required rate of return, adjusted EBITDA, EBITDA multiples, leverage and transaction prices. Changes in any of these unobservable inputs could have a significant impact on the Company’s estimate of fair value. An increase (decrease) in required rate of return or leverage will result in a lower (higher) estimate of fair value while an increase (decrease) in adjusted EBITDA, EBITDA multiples, or transaction prices will result in a higher (lower) estimate of fair value.

Note 5. Agreements

On September 24, 2013, the Company entered into an investment advisory agreement (the “Investment Advisory Agreement”) with our Investment Advisor, which was approved by the Board of the Company on June 10, 2013. The initial term of the Investment Advisory Agreement is two years, with automatic, one-year renewals at the end of each year subject to certain approvals by our Board and/or our stockholders. Subject to the overall supervision of our Board, our investment adviser manages our day-to-day operations, and provides investment advisory and management services to us. Under the terms of our Investment Advisory Agreement, The Investment Advisor:

•	determines the composition of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes;
•	identifies, evaluates and negotiates the structure of the investments we make (including performing due diligence on our prospective portfolio companies);
•	closes and monitors the investments we make; and
•	provides us with other investment advisory, research and related services as we may from time to time require.

The Investment Advisor’s services under the Investment Advisory Agreement are not exclusive, and it is free to furnish similar services to other entities so long as its services to us are not impaired.

Pursuant to the Investment Advisory Agreement, we have agreed to pay the Investment Advisor a fee for investment advisory and management services consisting of two components  —  a base management fee and an incentive fee.

The base management fee is calculated at an annual rate of 1.75% of our gross assets, which is our total assets as reflected on our Statements of Assets and Liabilities and includes any borrowings for investment purposes. Although we do not anticipate making significant investments in derivative financial instruments, the fair value of any such investments, which will not necessarily equal their notional value, will be included in our calculation of gross assets. For services rendered under the Investment Advisory Agreement, the base management fee is payable quarterly in arrears. The base management fee will initially be calculated based on the value of our gross assets at the end of the first calendar quarter subsequent to our IPO, and thereafter based on the average value of our gross assets at the end of the two most recently completed calendar quarters, and appropriately adjusted for any share issuances or repurchases during the current calendar quarter. For the first twelve months following our IPO, the Investment Advisor has agreed to waive the portion of the base management fee payable on cash and cash equivalents held at the Company level, excluding cash and cash equivalents held by the Legacy Funds that were acquired by the Company in connection with the Formation Transactions.

Prior to the formation transaction, the management fee charged by each Legacy Fund for each fiscal quarter was the lesser of (a) an amount equal to an annual rate of .625% of the sum of (i) the Legacy Fund’s regulatory capital and (ii) the amount of an assumed two tiers of outstanding leverage based on such regulatory capital, or (b) an amount negotiated between the general partner and the management company.

CAPITALA FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
March 31, 2014
(unaudited)

Note 5. Agreements  – (continued)

The management fee was reduced by certain fees ultimately received by the Management Company from the portfolio companies. Payments of the management fee were made quarterly in advance. Certain direct expenses such as legal, audit, tax, and limited partner expense were the responsibility of the Legacy Fund.

The incentive fee consists of the following two parts:

The first part of the incentive fee is calculated and payable quarterly in arrears based on our pre-incentive fee net investment income for the immediately preceding calendar quarter. For this purpose, pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees or other fees that we receive from portfolio companies) accrued during the calendar quarter, minus our operating expenses for the quarter (including the base management fee, expenses payable under the Administration Agreement to our Administrator, and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with PIK interest and zero coupon securities), accrued income that we have not yet received in cash. Pre-incentive fee net investment income does not include any realized capital gains, computed net of all realized capital losses or unrealized capital appreciation or depreciation. Pre-incentive fee net investment income, expressed as a rate of return on the value of our net assets at the end of the immediately preceding calendar quarter, is compared to a hurdle of 2.0% per quarter (8.0% annualized). Our net investment income used to calculate this part of the incentive fee is also included in the amount of our gross assets used to calculate the 1.75% base management fee. We pay the Investment Advisor an incentive fee with respect to our pre-incentive fee net investment income in each calendar quarter as follows:

•	no incentive fee in any calendar quarter in which our pre-incentive fee net investment income does not exceed the hurdle of 2.0%;
•	100% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle but is less than 2.5% in any calendar quarter (10.0% annualized). We refer to this portion of our pre-incentive fee net investment income (which exceeds the hurdle but is less than 2.5%) as the “catch-up.” The “catchup” is meant to provide our investment adviser with 20% of our pre-incentive fee net investment income as if a hurdle did not apply if this net investment income exceeds 2.5% in any calendar quarter; and
•	20% of the amount of our pre-incentive fee net investment income, if any, that exceeds 2.5% in any calendar quarter (10.0% annualized) is payable to our Investment Advisor (once the hurdle is reached and the catch-up is achieved, 20% of all preincentive fee investment income thereafter is allocated to the Investment Advisor).

The second part of the incentive fee is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory Agreement, as of the termination date), and will equal 20% of our realized capital gains, if any, on a cumulative basis from inception through the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees with respect to each of the investments in our portfolio.

We will defer cash payment of the portion of any incentive fee otherwise earned by our Investment Advisor that would, when taken together with all other incentive fees paid to our Investment Advisor during the most recent 12 full calendar month period ending on or prior to the date such payment is to be made, exceed 20% of the sum of (a) our pre-incentive fee net investment income during such period, (b) our net unrealized appreciation or depreciation during such period and (c) our net realized capital gains or losses

CAPITALA FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
March 31, 2014
(unaudited)

Note 5. Agreements  – (continued)

during such period. Any deferred incentive fees will be carried over for payment in subsequent calculation periods to the extent such payment is payable under the Investment Advisory Agreement. Such deferred amounts will be calculated using a period of shorter than 12 full calendar months until 12 full calendar months have passed since completion of our IPO.

For the three months ended March 31, 2014 and 2013 we incurred $2.0 million and $0.8 million in base management fees, respectively. For the three months ended March 31, 2014 and 2013, our investment advisor waived $0.1 million and $0.0 million, respectively. For the three months ended March 31, 2014 and 2013, we incurred $1.4 million and $0, respectively, in incentive fees related to pre-incentive fee net investment income.

On September 24, 2013, the Company entered into a separate administration agreement (the “Administration Agreement”) with Capitala Advisors Corp., our Administrator, pursuant to which our Administrator has agreed to furnish us with office facilities, equipment and clerical, bookkeeping and record keeping services at such facilities. Our Administrator also performs, or oversees the performance of, our required administrative services, which include, among other things, being responsible for the financial records that we are required to maintain and preparing reports to our stockholders. In addition, our Administrator assists us in determining and publishing our net asset value, oversees the preparation and filing of our tax returns and the printing and dissemination of reports to our stockholders, and generally oversees the payment of our expenses and the performance of administrative and professional services rendered to us by others.

Payments under the Administration Agreement are equal to an amount based upon our allocable portion of our Administrator’s overhead in performing its obligations under the Administration Agreement, including rent, the fees and expenses associated with performing compliance functions and our allocable portion of the compensation of our chief financial officer, chief compliance officer and our allocable portion of the compensation of any administrative support staff. Under the Administration Agreement, our Administrator will also provide on our behalf managerial assistance to those portfolio companies that request such assistance. The Administration Agreement will have an initial term of two years and may be renewed with the approval of our Board. The Administration Agreement may be terminated by either party without penalty upon 60 days’ written notice to the other party. To the extent that our Administrator outsources any of its functions, we will pay the fees associated with such functions on a direct basis without any incremental profit to our Administrator. Stockholder approval is not required to amend the Administration Agreement.

The Administration Agreement provides that, absent willful misfeasance, bad faith or negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, our Administrator and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from the Company, for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of our Administrator’s services under the Administration Agreement or otherwise as Administrator for the Company.

CAPITALA FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
March 31, 2014
(unaudited)

Note 6. Related Party Transactions

At March 31, 2014 and December 31, 2013, the Company had the following receivables from (payables to) related parties relating to certain capital contributions, management fees, incentive fees, and reimbursable expenses (dollars in thousands):

	March 31, 2014	December 31, 2013
CapitalSouth Corporation	$252	$252
Shareholders/Limited Partners	270	267
CapitalSouth Fund III, L.P.	—	1,118
Capitala Investment Advisors.	(1,601)	(2,670)
Total	$(1,079)	$(1,033)

These amounts are reflected in the accompanying statements of financial position under the captions, “Due from related parties”, “Incentive fee payable” and “Due to related parties.”

At times, the Company maintains deposit accounts and certificates of deposit with financial institutions that are shareholders of the Company. Total deposits with these financial institutions were approximately $0.6 million and $2.8 million at March 31, 2014 and December 31, 2013, respectively.

Note 7. Borrowings

SBA Debentures

The Company, through its two wholly owned subsidiaries, uses debenture leverage provided through the SBA to fund a portion of its investment portfolio. As of March 31, 2014, the Company has issued $192.2 million of SBA-guaranteed debentures. The Company has issued all SBA-guaranteed debentures that were permitted under each of the Legacy Funds’ respective SBIC licenses (as applicable), and there are no unused SBA debenture commitments remaining. SBA-guaranteed debentures are secured by a lien on all assets of Fund II and Fund III. As of March 31, 2014, Fund II and Fund III had total assets of approximately $376.5 million.

For the three months ended March 31, 2014 and March 31, 2013 we recorded $2.2 million and $2.1 million, respectively, of interest, annual charges, and financing expenses related to the SBA guaranteed debentures, of which $2.0 million and $1.9 million, respectively, was attributable to interest expense and annual charges, and $0.2 million and $0.2 million, respectively, was attributable to amortization of commitment and upfront fees. The weighted average interest rate for all SBA-guaranteed debentures as of March 31, 2014 and December 31, 2013 was 3.51% and 3.57%, respectively. In addition to the stated interest rate, the SBA also charges an annual fee on all SBA-guaranteed debentures issued, which is included in the Company’s interest expense. The weighted average annual fee for all SBA-guaranteed debentures as of March 31, 2014 and December 31, 2013 was 0.48% and 0.50%, respectively.

CAPITALA FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
March 31, 2014
(unaudited)

Note 7. Borrowings  – (continued)

As of March 31, 2014 and December 31, 2013, the Company’s issued and outstanding SBA-guaranteed debentures mature as follows (dollars in thousands):

Date of Pooling	Fixed Maturity Date	Interest Rate	SBA Annual Charge	March 31, 2014	December 31, 2013
March 1, 2004	March 1, 2014	4.120%	0.855%	$—	$2,000
September 1, 2004	September 1, 2014	4.684%	0.855%	—	8,000
September 1, 2005	September 1, 2015	4.941%	0.871%	8,000	8,000
March 1, 2006	March 1, 2016	5.524%	0.871%	2,000	2,000
September 1, 2006	September 1, 2016	5.535%	0.941%	11,500	11,500
March 1, 2009	March 1, 2019	4.620%	0.941%	5,000	5,000
September 1, 2010	September 1, 2020	3.215%	0.285%	19,000	19,000
March 1, 2011	March 1, 2021	4.084%	0.515%	15,700	15,700
March 1, 2011	March 1, 2021	4.084%	0.285%	46,000	46,000
March 1, 2012	March 1, 2022	2.766%	0.285%	10,000	10,000
March 1, 2012	March 1, 2022	2.766%	0.515%	50,000	50,000
March 1, 2013	March 1, 2023	2.351%	0.515%	25,000	25,000
				$192,200	$202,200

ASC Topic 820 requires disclosure of the fair value of financial instruments for which it is practical to estimate such value. The Company estimates that the fair value of its SBA-guaranteed debentures is approximately $193.5 million and $200.7 million as of March 31, 2014 and December 31, 2013, respectively. The fair value estimate was based on future contractual cash payments discounted at market interest rates to borrow from the SBA as of the measurement date. Because the market interest rate is considered an unobservable input, SBA-guaranteed debentures are considered a level 3 financial instrument in the fair value hierarchy.

Note 8. Directors Fees

Our independent directors receive an annual fee of $50,000. They also receive $5,000 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each board meeting, and also receive $5,000 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each committee meeting. In addition, the chairman of the audit committee receives an annual fee of $5,000 and each chairman of any other committee receives an annual fee of $5,000 for their additional services, if any, in these capacities. For the three months ended March 31, 2014 and March 31, 2013, the Company recognized director fee expense of $102,000 and $0, respectively. No compensation is expected to be paid to directors who are “interested persons” of the Company, as such term is defined in Section 2(a)(19) of the 1940 Act.

Note 9. Stockholders’ Equity

On September 24, 2013, we issued 8,974,420 shares of common stock to the limited partners of the Legacy Funds, in exchange for 100% of their membership interests or certain investment assets of such Legacy Fund, as the case may be. On September 30, 2013, we issued 4,000,000 shares of common stock in connection with the closing of our IPO. The shares issued in the IPO were priced at $20.00 per share. We received proceeds of $74.25 million in the IPO, net of underwriters’ discounts and commissions totaling $4.0 million and offering expenses totaling $1.75 million. The Legacy Funds bore the other expenses associated with the offering. As of March 31, 2014, the Company had 12,974,420 shares of common stock outstanding.

CAPITALA FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
March 31, 2014
(unaudited)

Note 10. Summarized Financial Information of Our Unconsolidated Subsidiaries

The Company holds a control interest, as defined by the 1940 Act, in four majority owned portfolio companies that are not consolidated in the Company’s consolidated financial statements. Below is a brief description of each portfolio company, along with summarized financial information as of March 31, 2014 and December 31, 2013, and for the three month periods ended March 31, 2014 and March 31, 2013.

Print Direction, Inc

Print Direction, Inc., incorporated in Georgia on May 11, 2006, is a professional printing services firm serving customers, particular fast food, retail, and other similar chains, through the United States. Print Direction, Inc. also provides warehousing and distribution services for these customers. The income the Company generated from Print Direction, Inc. which includes all interest, dividends, PIK interest and dividends, fees, and unrealized appreciation was $1.1 million and $0.5 million for the three months ended March 31, 2014 and March 31, 2013, respectively.

Navis Holdings, Inc

Navis Holdings, Inc, incorporated in Delaware on December 21, 2010, designs and manufactures leading machinery for the global knit and woven finishing textile industries. The income the Company generated from Navis Holdings, Inc. which includes all interest, dividends, PIK interest and dividends, fees, and unrealized appreciation was $0.9 million and $0.3 million for the three months ended March 31, 2014 and March 31, 2013, respectively.

Micro Precision, LLC

Micro Precision, LLC, formed on August 5, 2011 as a Delaware LLC, is a prime contractor supplying critical parts and mechanical assemblies to the United States Department of Defense as well as designer and manufacturer of locomotive air horns. The loss the Company generated from Micro Precision, LLC, which includes all interest, dividends, PIK interest and dividends, fees, and unrealized appreciation was $388 thousand and $24 thousand for the three months ended March 31, 2014 and March 31, 2013, respectively.

On-Site Fuel Service, Inc.

On-Site Fuel Service, Inc. is a 100% owned subsidiary of On-Site Fuel Holdings, Inc. which was incorporated in Delaware on December 19, 2011. On-Site Fuel Service, Inc. provides fueling services for commercial and government vehicle fleets throughout the southeast United States. The income/(loss) the Company generated from On-Site Fuel Service, Inc. which includes all interest, dividends, PIK interest and dividends, fees, and unrealized appreciation was ($0.4) million and $0.2 million for the three months ended March 31, 2014 and March 31, 2013, respectively.

CAPITALA FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
March 31, 2014
(unaudited)

Note 10. Summarized Financial Information of Our Unconsolidated Subsidiaries  – (continued)

The summarized financial information of our unconsolidated subsidiaries was as follows (dollars in thousands):

	As of
Balance Sheet – Print Direction, Inc.	March 31, 2014	December 31, 2013
Current assets	$4,390	$5,738
Noncurrent assets	5,768	5,955
Total assets	$10,158	$11,693
Current liabilities	$3,002	$3,828
Noncurrent liabilities	14,510	10,496
Total liabilities	$17,512	$14,324
Total equity	$(7,354)	$(2,631)

	Three Months Ended
Statements of Operations – Print Direction, Inc.	March 31, 2014	March 31, 2013
Net sales	$6,434	$6,403
Cost of goods sold	2,581	2,893
Gross profit	$3,853	$3,510
Other expenses	$3,833	$3,085
Income before income taxes	20	425
Income tax provision	8	187
Net income	$12	$238

	As of
Balance Sheet – Navis Holdings, Inc.	March 31, 2014	December 31, 2013
Current assets	$5,823	$5,216
Noncurrent assets	6,012	5,333
Total assets	$11,835	$10,549
Current liabilities	$2,698	$1,761
Noncurrent liabilities	7,143	7,053
Total liabilities	$9,841	$8,814
Total equity	$1,994	$1,735

	Three Months Ended
Statements of Operations – Navis Holdings, Inc.	March 31, 2014	March 31, 2013
Net sales	$4,078	$4,729
Cost of goods sold	2,407	3,279
Gross profit	$1,671	$1,450
Other expenses	$1,236	$1,192
Income before income taxes	435	258
Income tax provision	174	103
Net income	$261	$155

CAPITALA FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
March 31, 2014
(unaudited)

Note 10. Summarized Financial Information of Our Unconsolidated Subsidiaries  – (continued)

	As of
Balance Sheet – Micro Precision, LLC	March 31, 2014	December 31, 2013
Current assets	$7,053	$6,654
Noncurrent assets	15,593	15,618
Total assets	$22,646	$22,272
Current liabilities	$2,871	$2,471
Noncurrent liabilities	13,564	13,630
Total liabilities	$16,435	$16,101
Total equity	$6,211	$6,171

	Three Months Ended
Statements of Operations – Micro Precision, LLC	March 31, 2014	March 31, 2013
Net sales	$4,045	$5,401
Cost of goods sold	2,515	3,275
Gross profit	$1,530	$2,126
Other expenses	$1,488	$1,605
Income before income taxes	42	521
Income tax provision	—	—
Net income	$42	$521

	As of
Balance Sheet – On-Site Fuel Service, Inc.	March 31, 2014	December 31, 2013
Current assets	$17,206	$15,578
Noncurrent assets	17,817	18,124
Total assets	$35,023	$33,702
Current liabilities	$14,809	$12,666
Noncurrent liabilities	11,365	11,442
Total liabilities	$26,174	$24,108
Total equity	$8,849	$9,594

	Three Months Ended
Statements of Operations – On-Site Fuel Service, Inc.	March 31, 2014	March 31, 2013
Net sales	$57,530	$61,776
Cost of goods sold	55,151	59,102
Gross profit	$2,379	$2,674
Other expenses	$3,124	$2,911
Income (loss) before income taxes	(745)	(237)
Income tax provision (benefit)	—	—
Net income (loss)	$(745)	$(237)

CAPITALA FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
March 31, 2014
(unaudited)

Note 11. Earnings Per Share

In accordance with the provisions of ASC 260, Earnings per Share, basic earnings per share is computed by dividing earnings available to common shareholders by the weighted average number of shares outstanding during the period. Other potentially dilutive common shares, and the related impact to earnings, are considered when calculating earnings per share on a diluted basis. As of March 31, 2014, there were no dilutive shares.

The following information sets forth the computation of the weighted average basic and diluted net increase in net assets per share from operations for the three months ended March 31, 2014 and March 31, 2013 (dollars in thousands except share and per share data):

	For the three months ended
Basic and diluted	March 31, 2014	March 31, 2013
Net increase in net assets from operations	$1,218	$2,568
Weighted average common shares outstanding	12,974,420	N/A
Net increase in net assets per share from operations-basic and diluted	$0.09	N/A

Note 12. Dividend

The Company’s dividends and distributions are recorded on the record date. Shareholders have the option to receive payment of the dividend in cash, shares of common stock, or a combination of cash and common stock.

The following table summarizes the Company’s dividend declarations and distributions through March 31, 2014:

Date Declared	Record Date	Payment Date	Amount Per Share
November 11, 2013	December 10, 2013	December 30, 2013	$0.47
		Total Dividends Declared	$0.47

Date Declared	Record Date	Payment Date	Amount Per Share
February 27, 2014	March 14, 2014	March 26, 2014	$0.47
		Total Dividends Declared	$0.47

CAPITALA FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
March 31, 2014
(unaudited)

Note 13. Financial Highlights

The following is a schedule of financial highlights for the three months ended March 31, 2014 (dollars in thousands, except share and per share data):

Three Months Ended March 31, 2014
Per share data:
Net asset value at beginning of period	$20.71
Net investment income(1)	0.44
Net realized gain on investments	0.09
Net decrease in unrealized appreciation on investments	(0.44)
Net increase in stockholders’ equity	0.09
Dividends declared and paid	(0.47)
Net asset value at end of period	$20.33
Net assets at end of period	$263,790
Shares outstanding at end of period	12,974,420
Per share market value at end of period	$19.28
Total return based on market value(2)	(0.82)%
Ratio/Supplemental data:
Ratio of net investment income to average net assets(4)	8.71%
Ratio of incentive fee to average net assets(4)	2.18%
Ratio of debt related expenses to average net assets(4)	3.35%
Ratio of other operating expenses, net of management fee waiver, to average net assets(4)	4.61%
Ratio of total expenses to average net assets(4)	10.14%
Portfolio turnover rate(3)	2.84%
Average Debt Outstanding(5)	$198,644
Average Debt Outstanding per common share	$15.31
Asset Coverage ratio per unit(6)	$2,372

(1)	Net investment income per share is calculated using the weighted average shares outstanding during the period.
(2)	Total investment return is calculated assuming a purchase of common shares at the current market value on the first day and a sale at the current market value on the last day of the period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Company’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions. Total investment returns covering less than a full period are not annualized.
(3)	Portfolio turnover rate is calculated using the lesser of year-to-date sales or year-to-date purchases over the average of the invested assets at fair value.
(4)	Ratios are annualized.
(5)	Based on daily weighted average balance of debt outstanding during the period.
(6)	Asset coverage per unit is the ratio of the carrying value of our total consolidated assets, less all liabilities and indebtness not represented by senior securities, to the aggregate amount of senior securities representing indebtness. Asset coverage per unit is expressed in terms of dollar amounts per $1,000 of indebtness.

CAPITALA FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
March 31, 2014
(unaudited)

Note 14. Subsequent Events

Management has evaluated subsequent events through the date of issuance of the consolidated financial statements included herein. There have been no subsequent events that occurred during such period that would be required to be recognized in the consolidated financial statements as of and for the three month period ended March 31, 2014.

On April 1, 2014, the Company received $8.0 million in principal prepayments on AAE Acquisition, LLC senior secured term debt.

On April 28, 2014, the Company originated a $250 thousand line of credit to Market E’s, LLC that has a contractual interest rate of 10%.

On May 5, 2014, the Company originated a $1.0 million subordinated loan to Sparus Holdings, Inc that has a contractual interest rate of 12% cash, 2% PIK.

On May 8, 2014, the Company originated a $3.8 million senior term loan and a $1.1 million delayed draw term loan in U.S. Wells Services, LLC that have contractual interest rates of Libor + 11.5%.

On May 8, 2014, the Company’s Board declared a quarterly dividend of $0.47 per share payable on June 26, 2014 to holders of record as of June 9, 2014.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholders
Capitala Finance Corp.

We have audited the accompanying consolidated statement of assets and liabilities of Capitala Finance Corp. (the Company), including the consolidated schedule of investments, as of December 31, 2013, and the related consolidated statements of operations, changes in net assets, and cash flows for the year then ended. We have also audited the accompanying consolidated financial highlights for year ended December 31, 2013. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013 by correspondence with the custodian and directly with management or designees of the portfolio companies, as applicable. We believe that our audit provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the consolidated financial position of Capitala Finance Corp. at December 31, 2013, and the consolidated results of its operations, changes in its net assets, and its cash flows for the year then ended, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

Charlotte, North Carolina
March 28, 2014

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Stockholders and Board of Directors
Capitala Finance Corp.

We have audited the accompanying combined statement of assets and liabilities of Capitala Finance Corp. (the “Company”), including the combined schedule of investments, as of December 31, 2012, and the related combined statements of operations, changes in net assets, and cash flows for each of the years in the two-year period ended December 31, 2012. These combined financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these combined financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company was not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the combined financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2012, and the results of its operations and its cash flows for each of the years in the two-year period ended December 31, 2012, in conformity with U.S. generally accepted accounting principles.

/s/ Dixon Hughes Goodman LLP

High Point, North Carolina
March 28, 2014

Capitala Finance Corp.

Consolidated Statements of Assets and Liabilities
(in thousands, except share and per share data)

	As of
	December 31, 2013	December 31, 2012
		(combined)
ASSETS
Investments at fair value
Non-control/Non-affiliate investments (amortized cost of $84,138 and $61,609, respectively)	$99,140	$78,769
Affiliate investments (amortized cost of $159,104 and $122,655, respectively)	189,098	136,809
Control investments (amortized cost of $58,057 and $43,434, respectively)	76,481	68,353
Total investments at fair value (amortized cost of $301,299 and $227,698, respectively)	364,719	283,931
Cash and cash equivalents	101,622	30,467
Interest and dividend receivable	2,917	1,917
Due from related parties	1,645	1,494
Deferred financing fees (net of accumulated amortization of $2,216 and $1,898, respectively)	4,871	4,583
Prepaid expenses	654	—
Total assets	$476,428	$322,392
LIABILITIES
SBA debentures payable	$202,200	$177,200
Due to related parties	1,153	197
Incentive fee payable	1,525	—
Interest payable	2,723	2,485
Accounts payable and accrued expenses	157	77
Total liabilities	$207,758	$179,959
NET ASSETS
General partner’s capital	$—	$282
Limited partners’ capital	—	77,358
Common stock, par value $.01, 100,000,000 common shares authorized, 12,974,420 and 0 common shares issued and outstanding, respectively	130	—
Additional paid in capital	188,408	—
Accumulated undistributed net investment income	16,760	8,560
Accumulated undistributed net realized gain (loss) from investments	(48)	—
Net unrealized appreciation on investments	63,420	56,233
Total net assets	268,670	142,433
Total liabilities and net assets	$476,428	$322,392
Net asset value per share	$20.71	N/A

N/A — Not Applicable

See accompanying notes to consolidated financial statements.

Capitala Finance Corp.

Consolidated Statements of Operations
(in thousands, except share and per share data)

	For the year ended December 31
	2013	2012	2011
		(combined)	(combined)
INVESTMENT INCOME
Loan interest and fee income:
Non-control/Non-affiliate investments	$8,355	$6,742	$6,566
Affiliate investments	12,688	11,683	5,711
Control investments	4,734	3,338	2,262
Total loan interest and fee income	25,777	21,763	14,539
Payment-in-kind interest income:
Non-control/Non-affiliate investments	175	185	616
Affiliate investments	471	532	534
Control investments	925	1,072	489
Total payment-in-kind interest income	1,571	1,789	1,639
Dividend income:
Non-control/Non-affiliate investments	35	—	—
Affiliate investments	314	431	—
Control investments	6,083	621	1,018
Total dividend income	6,432	1,052	1,018
Income from pass-through entities:
Non-control/Non-affiliate investments	5	—	—
Affiliate investments	1,476	153	64
Control investments	23	18	123
Total income from pass-through entities	1,504	171	187
Interest income from cash and cash equivalents	149	141	242
Other income	—	23	—
Total investment income	35,433	24,939	17,625
EXPENSES
Interest expense and amortization of deferred financing fees	8,384	7,853	5,476
Management fees	5,064	4,193	2,651
Incentive fees	1,525	—	—
General and administrative expenses	1,309	119	585
Expenses before management fee waiver	16,282	12,165	8,712
Management fee waiver (See Note 4)	(333)	(150)	—
Total expenses net of management fee waiver	15,949	12,015	8,712
NET INVESTMENT INCOME	19,484	12,924	8,913
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) from investments:
Non-control/Non-affiliate investments	6,011	180	820
Affiliate investments	(4,099)	1,410	1,017
Control investments	275	—	1,126
Total realized gain from investments	2,187	1,590	2,963
Net unrealized appreciation on investments	7,187	35,056	13,461
Net gain on investments	9,374	36,646	16,424
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$28,858	$49,570	$25,337
NET INCREASE IN NET ASSETS PER SHARE RESULTING FROM OPERATIONS – BASIC AND DILUTED	$2.22	N/A	N/A
WEIGHTED AVERAGE COMMON STOCK OUTSTANDING – BASIC AND DILUTED	12,974,420	N/A	N/A

N/A — Not Applicable

See accompanying notes to consolidated financial statements.

Capitala Finance Corp.

Consolidated Statements of Changes in Net Assets
(in thousands)

	General Partner	Limited Partners	Common Stock		Additional Paid in Capital	Accumulated Undistributed Net Investment Income	Accumulated Undistributed Net Realized Gains	Net Unrealized Appreciation on Investments	Total
			Number of Shares	Par Value
BALANCE, December 31, 2010	$203	$49,443	—	$—	$—	$1,107	$—	$7,716	$58,469
Partners' capital contributions	6	20,923	—	—	—	—	—	—	20,929
Distribution to partners	—	—	—	—	—	(2,237)	(2,963)	—	(5,200)
Net investment income	—	—	—	—	—	8,913	—	—	8,913
Net realized gain on portfolio investments	—	—	—	—	—	—	2,963	—	2,963
Net change in unrealized appreciation on portfolio investments	—	—	—	—	—	—	—	13,461	13,461
BALANCE, December 31, 2011	209	70,366	—	—	—	7,783	—	21,177	99,535
Partners' capital contributions	73	6,992	—	—	—	—	—	—	7,065
Distribution to partners	—	—	—	—	—	(12,147)	(1,590)	—	(13,737)
Net investment income	—	—	—	—	—	12,924	—	—	12,924
Net realized gain on portfolio investments	—	—	—	—	—	—	1,590	—	1,590
Net change in unrealized appreciation on portfolio investments	—	—	—	—	—	—	—	35,056	35,056
BALANCE, December 31, 2012	282	77,358	—	—	—	8,560	—	56,233	142,433
Partners' capital contributions	—	24,852	—	—	—	—	—	—	24,852
Distribution to partners	—	—	—	—	—	(5,186)	(2,235)	—	(7,421)
Formation transactions	(282)	(102,210)	8,974,420	90	114,198	—	—	—	11,796
Public offering of common stock	—	—	4,000,000	40	74,210	—	—	—	74,250
Net investment income	—	—	—	—	—	19,484	—	—	19,484
	—	—	—	—	—	—	—	—	—
Net realized gain on portfolio investments	—	—	—	—	—	—	2,187	—	2,187
Net change in unrealized appreciation on portfolio investments	—	—	—	—	—	—	—	7,187	7,187
Dividends declared from net investment income	—	—	—	—	—	(6,098)	—	—	(6,098)
BALANCE, December 31, 2013	$—	$—	12,974,420	$130	$188,408	$16,760	$(48)	$63,420	$268,670

See accompanying notes to consolidated financial statements.

Capitala Finance Corp.

Consolidated Statements of Cash Flows
(in thousands)

	For the year ended December 31
	2013	2012	2011
		(combined)	(combined)
CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$28,858	$49,570	$25,337
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Purchase of portfolio investments	(110,929)	(56,473)	(117,243)
Repayments of portfolio investments	52,755	23,716	44,885
Net realized gain on portfolio investments	(2,187)	(1,590)	(2,963)
Increase in net unrealized appreciation on portfolio investments	(7,187)	(35,056)	(13,461)
Payment-in-kind interest accrued, net of payments received	(1,408)	(1,473)	(1,159)
Accretion of original issue discount on portfolio investments	(36)	(316)	(478)
Amortization of deferred financing fees	318	634	481
Changes in assets and liabilities:
Interest and dividend receivable	(1,000)	(558)	(612)
Interest payable	238	647	931
Incentive fee payable	1,525	—	—
Due from related parties	(151)	142	(420)
Accounts payable and accrued expenses	80	(357)	(272)
Due to related parties	956	(224)	(818)
Prepaid expenses	(654)	—	—
NET CASH USED IN OPERATING ACTIVITIES	(38,822)	(21,338)	(65,792)
CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from issuance of SBA-guaranteed debentures	25,000	35,000	72,700
Partners' capital contributions	24,852	7,252	20,675
Proceeds from IPO, net of underwriting expense	74,250	—	—
Distributions paid	(7,421)	(13,779)	(5,142)
Dividends declared and paid	(6,098)	—	—
Deferred financing fees paid	(606)	(849)	(2,670)
NET CASH PROVIDED BY FINANCING ACTIVITIES	109,977	27,624	85,563
NET INCREASE IN CASH AND CASH EQUIVALENTS	71,155	6,286	19,771
CASH AND CASH EQUIVALENTS, beginning of year	30,467	24,181	4,410
CASH AND CASH EQUIVALENTS, end of year	$101,622	$30,467	$24,181
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid for interest	$7,828	$6,573	$4,070
SUPPLEMENTAL DISCLOSURE OF NON-CASH INVESTING AND FINANCING TRANSACTIONS
In-kind contribution of assets	$11,796	$—	$—
Distribtion payable	$—	$(16)	$(58)
Conversion of debt securities to equity securities	$—	$2,365	$—
Release of restricted cash for partner's capital contribution	$—	$56	$—
Receivable issued for partner's capital contributions	$—	$—	$248
Investment in debt security with proceeds from affiliates	$—	$—	$250
Capital Contribution in exchange for waived management fee	$—	$5	$6

See accompanying notes to consolidated financial statements.

Capitala Finance Corp.

Consolidated Schedule of Investments
(in thousands, except for units)
December 31, 2013

Company(4,5)	Industry	Investment Interest Rate/Maturity	Principal Amount	Cost	Fair Value	% of Net Assets
Non-control/Non-affiliated investments – 36.9%
AAE Acquisition, LLC	Industrial Equipment Rental	Senior Secured Term Debt (12% Cash, Due 5/6/15)	$19,000	$18,992	$19,000	7.1%
AAE Acquisition, LLC	Industrial Equipment Rental	Membership Units (21% fully diluted)	—	25	3,500	1.3%
				19,017	22,500	8.4%
American Exteriors, LLC	Replacement Window Manufacturer	Senior Secured Debt (14.0% Cash, Due 6/30/14)	4,565	3,365	4,565	1.7%
American Exteriors, LLC(1)	Replacement Window Manufacturer	Jr. Convertible Note (10.0% Cash, Due 6/30/15)	500	416	612	0.2%
American Exteriors, LLC(8)	Replacement Window Manufacturer	Common Stock Warrants (15% fully diluted)	—	—	1,106	0.4%
				3,781	6,283	2.3%
Boot Barn Holding Corporation	Western Wear Retail	Common Stock (2,400 shares)	—	2,400	4,774	1.8%
				2,400	4,774	1.8%
Caregiver Services, Inc.	In-Home Healthcare Services	Common Stock (293,186 shares)	—	258	231	0.1%
Caregiver Services, Inc.(8)	In-Home Healthcare Services	Common Stock Warrants (655,908 units)	—	264	517	0.2%
				522	748	0.3%
Crowley Holdings, Inc.(6)	Transportation	Series A Income Preferred Shares (6,000 shares, 10% cash, 2% PIK dividend)	—	6,000	6,000	2.2%
				6,000	6,000	2.2%
Immersive Media Tactical Solutions, LLC	Specialty Defense Contractor	Senior Secured Term Debt (13% Cash, Due 10/6/16)	2,000	2,000	2,000	0.7%
Immersive Media Tactical Solutions, LLC	Specialty Defense Contractor	Common Unit Warrants (12% fully diluted)	—	—	800	0.3%
				2,000	2,800	1.0%

See accompanying notes to consolidated financial statements.

Capitala Finance Corp.

Consolidated Schedule of Investments – (continued)
(in thousands, except for units)
December 31, 2013

Company(4,5)	Industry	Investment Interest Rate/Maturity	Principal Amount	Cost	Fair Value	% of Net Assets
Medical Depot, Inc.	Medical Device Distributor	Subordinated Debt (14% Cash, Due 10/11/16)	$4,667	$4,667	$4,667	1.7%
Medical Depot, Inc.	Medical Device Distributor	Series C Convertible Preferred Stock (740 shares)	—	1,333	2,129	0.8%
				6,000	6,796	2.5%
Naples Lumber & Supply Co(1)	Building Supplies	Subordinated Debt (6% cash, Due 2/15/14)	2,109	1,309	2,109	0.8%
Naples Lumber & Supply Co	Building Supplies	Common Stock Warrants (10% fully diluted)	—	—	400	0.1%
				1,309	2,509	0.9%
Pickaway Plains Ambulance Services, Inc.	Medical Transportation Services	Senior Secured Term Debt (13% Cash, Due 12/31/15)	1,548	—	—	0.0%
Pickaway Plains Ambulance Services, Inc.	Medical Transportation Services	Common Stock Warrants (5% fully diluted)	—	—	—	0.0%
				—	—	0.0%
Precision Manufacturing, LLC(2)	Industrial Boiler Manufacturer	Subordinated Debt (13% Cash, Due 2/10/17)	2,500	2,500	1,536	0.6%
Precision Manufacturing, LLC	Industrial Boiler Manufacturer	Membership Unit Warrants (70,000 units)	—	—	—	0.0%
				2,500	1,536	0.6%
Sierra Hamilton, LLC	Oil & Gas Engineering and Consulting Services	Senior Debt (12.25% Cash, 12/15/18)	15,000	15,000	15,000	5.6%
				15,000	15,000	5.6%
Southern Pump & Tank Company, LLC(1)	Petroleum Equipment Supplier	Senior Secured Term Debt (13% Cash, 6% PIK, Due 6/15/14)	3,633	3,213	3,624	1.3%
Southern Pump & Tank Company, LLC	Petroleum Equipment Supplier	Common Stock Warrants (10% fully diluted)	—	—	—	0.0%
				3,213	3,624	1.3%

See accompanying notes to consolidated financial statements.

Capitala Finance Corp.

Consolidated Schedule of Investments – (continued)
(in thousands, except for units)
December 31, 2013

Company(4,5)	Industry	Investment Interest Rate/Maturity	Principal Amount	Cost	Fair Value	% of Net Assets
Stoddard Hill Media Holdings, LLC	IT Hosting Services	Class D Preferred Units (132,159 shares)	$—	$300	$453	0.2%
				300	453	0.2%
Tenere, Inc.	Industrial Manufacturing	Senior Secured Term Debt (11% Cash, 2% PIK, Due 12/17/17)	3,440	3,440	3,440	1.3%
				3,440	3,440	1.3%
Worklife America, Inc.	Professional Employer Organization	Senior Secured Debt (12% Cash, Due 12/28/16)	18,656	18,656	18,656	7.0%
Worklife America, Inc.	Professional Employer Organization	Common Unit Warrants (3.84% ownership)	—	—	3,441	1.3%
Worklife America, Inc.	Professional Employer Organization	Preferred Unit Warrants (3.84% ownership)	—	—	580	0.2%
				18,656	22,677	8.5%
Sub Total Non-control/Non-affiliated investments				$84,138	$99,140	36.9%
Affiliate investments – 70.4%
Chef'N Corporation	Culinary Products	Subordinated Debt (15%, 3% PIK at company's option, Due 5/16/18)	$6,300	$6,300	$6,300	2.3%
Chef'N Corporation	Culinary Products	Series A Preferred Stock (1,000,000 shares)	—	1,000	4,002	1.5%
				7,300	10,302	3.8%
City Gear, LLC	Footwear Retail	Subordinated Debt (13% Cash, Due 9/28/16)	8,231	8,231	8,231	3.1%
City Gear, LLC(6)	Footwear Retail	Preferred Membership Units (2.78% fully diluted, 9% dividend)	—	1,269	1,269	0.5%
City Gear, LLC	Footwear Retail	Membership Unit Warrants (11.37% fully diluted)	—	—	5,307	2.0%
				9,500	14,807	5.6%

See accompanying notes to consolidated financial statements.

Capitala Finance Corp.

Consolidated Schedule of Investments – (continued)
(in thousands, except for units)
December 31, 2013

Company(4,5)	Industry	Investment Interest Rate/Maturity	Principal Amount	Cost	Fair Value	% of Net Assets
Corporate Visions, Inc.	Sales & Marketing Services	Subordinated Debt (14% Cash, 2% PIK, Due 3/22/18)	$11,174	$11,174	$11,174	4.2%
Corporate Visions, Inc.	Sales & Marketing Services	Common Stock (2,216,463 shares)	—	2,576	9,797	3.6%
Corporate Visions, Inc.	Sales & Marketing Services	Common Stock Warrant (403,257 shares)	—	—	1,782	0.7%
				13,750	22,753	8.5%
GA Communications, Inc.	Advertising & Marketing Services	Series A-1 Preferred Stock (1,998 shares)	—	1,998	2,370	0.9%
GA Communications, Inc.	Advertising & Marketing Services	Series B-1 Common Stock (200,000 shares)	—	2	2,541	0.9%
				2,000	4,911	1.8%
Impresa Aerospace Holdings, LLC(3)	Aerospace Parts Manufacturer	Subordinated Debt (4.1% Cash, Due 4/28/16)	13,274	12,258	10,064	3.7%
Impresa Aerospace Holdings, LLC	Aerospace Parts Manufacturer	Class A Membership Units (1,006,621 units)	—	900	—	0.0%
Impresa Aerospace Holdings, LLC	Aerospace Parts Manufacturer	Class C Membership Units (362,416 units)	—	362	—	0.0%
Impresa Aerospace Holdings, LLC	Aerospace Parts Manufacturer	Class F Membership Units (604,504 units)	—	604	—	0.0%
				14,124	10,064	3.7%
J&J Produce Holdings, Inc.	Produce Distribution	Subordinated Debt (13% Cash, Due 7/16/18)	5,182	5,182	5,182	2.0%
J&J Produce Holdings, Inc.	Produce Distribution	Common Stock (8,182 units)	—	818	934	0.3%
J&J Produce Holdings, Inc.	Produce Distribution	Common Stock Warrants (4,506 shares)	—	—	515	0.2%
				6,000	6,631	2.5%
LJS Partners, LLC	QSR Franchisor	Common Stock (1,500,000 shares)	—	1,500	14,622	5.4%
				1,500	14,622	5.4%
MJC Holdings, LLC	Specialty Clothing	Subordinated Debt (14%, 2% PIK at company's option, Due 1/16/18)	7,500	7,500	7,500	2.8%

See accompanying notes to consolidated financial statements.

Capitala Finance Corp.

Consolidated Schedule of Investments – (continued)
(in thousands, except for units)
December 31, 2013

Company(4,5)	Industry	Investment Interest Rate/Maturity	Principal Amount	Cost	Fair Value	% of Net Assets
MJC Holdings, LLC	Specialty Clothing	Series A Preferred Units (2,000,000 units)	$—	$2,000	$5,224	1.9%
				9,500	12,724	4.7%
MMI Holdings, LLC	Medical Device Distributor	Senior Secured Debt (12% Cash, Due 10/17/14)	2,600	2,600	2,600	1.1%
MMI Holdings, LLC	Medical Device Distributor	Subordinated Debt (6% Cash, Due 8/15/15)	400	388	400	0.1%
MMI Holdings, LLC	Medical Device Distributor	Preferred Units (1,000 units)	—	1,052	1,200	0.4%
MMI Holdings, LLC	Medical Device Distributor	Common Units (45 units)	—	—	125	0.0%
				4,040	4,325	1.6%
MTI Holdings, LLC	Retail Display & Security Services	Subordinated Debt (12% Cash, Due 11/1/18)	8,000	8,000	8,000	3.0%
MTI Holdings, LLC	Retail Display & Security Services	Capital Units (2,000,000 units)	—	2,000	2,823	1.1%
				10,000	10,823	4.1%
Source Capital ABUTEC, LLC	Environmental Services Products	Senior Secured Debt (12% Cash, 3% PIK, Due 12/28/17)	5,125	5,125	5,125	1.9%
Source Capital ABUTEC, LLC	Environmental Services Products	Preferred Membership Units (15.5% fully diluted)	—	1,240	60	0.0%
				6,365	5,185	1.9%
Source Capital Penray, LLC	Automotive Chemicals & Lubricants	Subordinated Debt (13% Cash, Due 2/17/17)	2,500	2,500	2,500	0.9%
Source Capital Penray, LLC	Automotive Chemicals & Lubricants	Membership Units (11.3% fully diluted)	—	750	810	0.3%
Source Capital Penray, LLC	Automotive Chemicals & Lubricants	Common Stock Warrants (6.65% fully diluted)	—	—	576	0.2%
				3,250	3,886	1.4%
Source Capital SSCR, LLC	Personal Product Manufacturer	Senior Secured Term Debt (14% Cash, Due 7/6/17)	15,000	15,000	12,115	4.5%

See accompanying notes to consolidated financial statements.

Capitala Finance Corp.

Consolidated Schedule of Investments – (continued)
(in thousands, except for units)
December 31, 2013

Company(4,5)	Industry	Investment Interest Rate/Maturity	Principal Amount	Cost	Fair Value	% of Net Assets
Source Capital SSCR, LLC	Personal Product Manufacturer	Senior Secured Term Debt (14% Cash, 5% PIK, Due 3/28/14)	$2,079	$2,079	$1,958	0.7%
Source Capital SSCR, LLC	Personal Product Manufacturer	Preferred Membership Units (14,718 units)	—	1,720	—	0.0%
Source Capital SSCR, LLC	Personal Product Manufacturer	Membership Unit Warrants (0.987% fully diluted)	—	—	—	0.0%
				18,799	14,073	5.2%
Source Recycling, LLC(2)	Metal Recycler	Subordinated Debt (13% Cash, Due 9/2/16)	5,000	5,000	3,950	1.5%
Source Recycling, LLC	Metal Recycler	Membership Units (68,658 units)	—	1,590	—	0.0%
Source Recycling, LLC	Metal Recycler	Membership Unit Warrants (1% fully diluted)	—	—	—	0.0%
				6,590	3,950	1.5%
Sparus Holdings	Energy Services	Subordinated Debt (12% Cash, Due 3/21/16)	7,000	7,000	7,000	2.6%
Sparus Holdings	Energy Services	Series B Preferred Stock (5,703 shares)	—	1,173	1,479	0.6%
Sparus Holdings	Energy Services	Common Stock Warrants (3,491 shares)	—	—	304	0.1%
				8,173	8,783	3.3%
STX Healthcare Management Services, Inc.(1)	Dental Practice Management	Subordinated Debt (14% Cash, Due 7/31/15)	7,425	7,425	7,425	2.8%
STX Healthcare Management Services, Inc.	Dental Practice Management	Common Stock (1,200,000 shares)	—	1,200	942	0.4%
STX Healthcare Management Services, Inc.	Dental Practice Management	Common Stock Warrants (1,154,254 shares)	—	218	906	0.3%
				8,843	9,273	3.5%
Take 5 Oil Change, LLC	Quick Lube Services	Common Stock (10,692 shares)	—	1,069	1,604	0.6%
				1,069	1,604	0.6%
TCE Holdings, Inc.	Oil & Gas Services	Subordinated Debt (12% Cash, 2% PIK, Due 11/22/18)	12,088	12,088	12,088	4.5%

See accompanying notes to consolidated financial statements.

Capitala Finance Corp.

Consolidated Schedule of Investments – (continued)
(in thousands, except for units)
December 31, 2013

Company(4,5)	Industry	Investment Interest Rate/Maturity	Principal Amount	Cost	Fair Value	% of Net Assets
TCE Holdings, Inc.	Oil & Gas Services	Subordinated Debt (12% Cash, 2% PIK, Due 2/1/19)	$9,633	$9,633	$9,633	3.6%
TCE Holdings, Inc.	Oil & Gas Services	Class A Common Stock (3,600 shares)	—	3,600	3,600	1.3%
				25,321	25,321	9.4%
V12 Holdings	Data Processing & Digital Marketing	Bridge Note (0% Cash, Due 12/31/14)	663	361	663	0.3%
V12 Holdings	Data Processing & Digital Marketing	Tier 2 Note (0% Cash, Due 12/31/14)	81	44	81	0.0%
V12 Holdings	Data Processing & Digital Marketing	Senior Subordinated Note (0% Cash, Due 12/31/14)	3,563	2,369	3,598	1.3%
V12 Holdings	Data Processing & Digital Marketing	Tier 3 Note (0% Cash, Due 12/31/14)	299	206	314	0.1%
V12 Holdings	Data Processing & Digital Marketing	Jr. Subordinated Note (0% Cash, Due 12/31/14)	2,750	—	405	0.2%
V12 Holdings	Data Processing & Digital Marketing	Tier 4 Note (0% Cash, Due 12/31/14)	243	—	—	0.0%
V12 Holdings	Data Processing & Digital Marketing	Series A-1 Preferred Stock (255,102 shares)	—	—	—	0.0%
V12 Holdings	Data Processing & Digital Marketing	Series A-3 Preferred Stock (88,194 shares)	—	—	—	0.0%
V12 Holdings	Data Processing & Digital Marketing	Series A-5 Preferred Stock (20,530 shares)	—	—	—	0.0%
V12 Holdings	Data Processing & Digital Marketing	Common Stock Warrants (2,063,629 warrants)	—	—	—	0.0%
				2,980	5,061	1.9%
Sub Total Affiliate investments				$159,104	$189,098	70.4%

See accompanying notes to consolidated financial statements.

Capitala Finance Corp.

Consolidated Schedule of Investments – (continued)
(in thousands, except for units)
December 31, 2013

Company(4,5)	Industry	Investment Interest Rate/Maturity	Principal Amount	Cost	Fair Value	% of Net Assets
Control investments – 28.4%
CableOrganizer Acquisition, LLC	Computer Supply Retail	Senior Secured Debt (12% Cash, 4% PIK, Due 5/24/18)	$6,585	$6,585	$6,585	2.5%
CableOrganizer Acquisition, LLC	Computer Supply Retail	Common Stock (1,125,000 shares)	—	1,125	88	0.0%
				7,710	6,673	2.5%
KBP Investments, LLC	QSR Franchisee	Class A Preferred Stock (8,270 shares, 10% Dividend)	—	8,269	8,269	3.1%
KBP Investments, LLC	QSR Franchisee	Class A Common Stock (380,413 shares)	—	—	16,518	6.1%
				8,269	24,787	9.2%
Market E’s, LLC	Online Travel Sales & Marketing	Senior Secured Debt (10% Cash, Due 12/31/14)	650	650	650	0.2%
Market E’s, LLC(2)	Online Travel Sales & Marketing	Senior Subordinated Debt (14% Cash, 3% PIK, Due 12/31/14)	3,014	2,832	988	0.4%
Market E’s, LLC	Online Travel Sales & Marketing	Class A Preferred Stock (600 shares)	—	240	—	0.0%
Market E’s, LLC	Online Travel Sales & Marketing	Class B Preferred Stock (2,411 shares)	—	965	—	0.0%
Market E’s, LLC	Online Travel Sales & Marketing	Class A Common Stock (600 shares)	—	—	—	0.0%
				4,687	1,638	0.6%
Micro Precision, LLC	Conglomerate	Subordinated Debt (10% Cash, Due 9/16/16)	1,862	1,862	1,862	0.7%
Micro Precision, LLC	Conglomerate	Subordinated Debt (14% Cash, 4% PIK, Due 9/16/16)	3,557	3,557	3,557	1.3%
Micro Precision, LLC	Conglomerate	Common Stock (47 units)	—	1,629	2,210	0.8%
				7,048	7,629	2.8%
Navis Holdings, Inc.	Textile Equipment Manufacturer	Senior Secured Term (17%, 3% PIK at company's option, Due 2/1/16)	6,753	6,753	6,753	2.5%

See accompanying notes to consolidated financial statements.

Capitala Finance Corp.

Consolidated Schedule of Investments – (continued)
(in thousands, except for units)
December 31, 2013

Company(4,5)	Industry	Investment Interest Rate/Maturity	Principal Amount	Cost	Fair Value	% of Net Assets
Navis Holdings, Inc.	Textile Equipment Manufacturer	Class A Preferred Stock (1,000 shares)	$—	$1,000	$1,200	0.5%
Navis Holdings, Inc.	Textile Equipment Manufacturer	Common Stock (300,000 shares)	—	1	1,079	0.4%
				7,754	9,032	3.4%
On-Site Fuel Services, Inc.	Fuel Transportation Services	Subordinated Debt (14% Cash, 4% PIK, Due 12/19/16)	4,848	4,848	4,848	1.8%
On-Site Fuel Services, Inc.	Fuel Transportation Services	Series A Preferred Stock (32,782 shares)	—	3,278	2,719	1.0%
On-Site Fuel Services, Inc.(6)	Fuel Transportation Services	Series B Preferred Stock (23,648 shares)	—	2,451	2,707	1.0%
On-Site Fuel Services, Inc.	Fuel Transportation Services	Common Stock (33,107 shares)	—	33	—	0.0%
				10,610	10,274	3.8%
Print Direction, Inc.(1)	Printing Services	Subordinated Debt (12% Cash, 6% PIK, Due 7/25/2018)	4,424	4,389	4,424	1.6%
Print Direction, Inc.(1)	Printing Services	Subordinated Debt (14% Cash, Due 7/31/18)	4,600	4,600	4,600	1.7%
Print Direction, Inc.	Printing Services	Common Stock (19,363 shares)	—	2,990	7,110	2.7%
Print Direction, Inc.	Printing Services	Common Stock Warrants (3% fully diluted)	—	—	314	0.1%
				11,979	16,448	6.1%
Sub Total Control investments				$58,057	$76,481	28.4%
TOTAL INVESTMENTS – 135.7%				$301,299	$364,719	135.7%

(1)	The maturity date of the original investment has been extended.
(2)	Due to deterioration in credit quality, this investment is on non-accrual status.
(3)	The debt investment is accruing interest based on the terms of the forebearance agreement.
(4)	All debt investments are income producing. Equity and warrant investments are non-income producing, unless otherwise noted.
(5)	Percentages are based on net assets of $268,670 as of December 31, 2013.
(6)	The equity investment is income producing, based on cash rate disclosed.
(7)	During the fourth quarter of 2013, the Company accepted a consent fee that waives its right to dividends through September 30, 2014.
(8)	The equity investment has an exercisable put option.

See accompanying notes to consolidated financial statements.

Capitala Finance Corp.

Combined Schedule of Investments
(in thousands, except for units)
December 31, 2012

Company(3,4)	Industry	Investment Interest Rate/Maturity	Principal Amount	Cost	Fair Value	% of Net Assets
Non-control/Non-affiliated investments – 55.3%
AAE Acquisition, LLC	Industrial Equipment Rental	Senior Secured Term Debt (13% Cash, Due 5/6/15)	$14,500	$14,488	$14,500	10.2%
AAE Acquisition, LLC	Industrial Equipment Rental	Membership Units (21% fully diluted)	—	25	3,501	2.4%
				14,513	18,001	12.6%
American Exteriors, LLC	Replacement Window Manufacturer	Senior Secured Debt (14.0% Cash, Due 6/30/14)	4,565	3,365	5,137	3.6%
American Exteriors, LLC	Replacement Window Manufacturer	Jr. Convertible Note (10.0% Cash, Due 6/30/15)	125	—	125	0.1%
American Exteriors, LLC	Replacement Window Manufacturer	Common Stock Warrants (15% fully diluted)	—	—	323	0.2%
				3,365	5,585	3.9%
Boot Barn Holding Corporation	Western Wear Retail	Subordinated Debt (12.5% Cash, Due 12/12/16)	15,000	15,000	15,000	10.5%
Boot Barn Holding Corporation	Western Wear Retail	Common Stock (2,400 shares)	—	2,400	4,928	3.5%
				17,400	19,928	14.0%
Caregiver Services, Inc.	In-Home Healthcare Services	Common Stock (146,593 shares)	—	140	116	0.1%
Caregiver Services, Inc.	In-Home Healthcare Services	Common Stock Warrants (1.49% fully diluted)	—	—	259	0.2%
				140	375	0.3%
Highwinds Capital, Inc.	Usenet Hosting Services	Common Stock (33,176 shares)	—	—	4,739	3.3%
Highwinds Capital, Inc.	Usenet Hosting Services	Common Stock Warrants (1,087 shares)	—	—	1,475	1.0%
				—	6,214	4.3%
Immersive Media Tactical Solutions, LLC	Specialty Defense Contractor	Senior Secured Term Debt (13% Cash, Due 10/6/16)	1,300	1,300	467	0.3%
Immersive Media Tactical Solutions, LLC	Specialty Defense Contractor	Common Unit Warrants (12% fully diluted)	—	—	—	0.0%
				1,300	467	0.3%

See accompanying notes to consolidated financial statements.

Capitala Finance Corp.

Combined Schedule of Investments – (continued)
(in thousands, except for units)
December 31, 2012

Company(3,4)	Industry	Investment Interest Rate/Maturity	Principal Amount	Cost	Fair Value	% of Net Assets
Medical Depot, Inc.	Medical Device Distributor	Subordinated Debt (14% Cash, Due 10/11/16)	$4,667	$4,667	$4,667	3.3%
Medical Depot, Inc.	Medical Device Distributor	Series C Convertible Preferred Stock (740 shares)	—	1,333	1,619	1.1%
				6,000	6,286	4.4%
Naples Lumber & Supply Co	Building Supplies	Subordinated Debt (6% Cash, Due 2/15/14)	984	394	972	0.7%
Naples Lumber & Supply Co	Building Supplies	Common Stock Warrants (5% fully diluted)	—	—	—	0.0%
				394	972	0.7%
Precision Manufacturing, LLC	Industrial Boiler Manufacturer	Senior Secured Term Debt (13% Cash, Due 2/10/17)	2,500	2,500	2,447	1.7%
Precision Manufacturing, LLC	Industrial Boiler Manufacturer	Membership Unit Warrants (6.65% fully diluted)	—	—	213	0.2%
				2,500	2,660	1.9%
Southern Pump & Tank Company, LLC(1)	Petroleum Equipment Supplier	Senior Secured Term Debt (13% Cash, 6% PIK, Due 6/15/14)	1,679	1,679	1,679	1.2%
Southern Pump & Tank Company, LLC(1)	Petroleum Equipment Supplier	Senior Secured Term Debt (4% Cash, 6% PIK, Due 6/15/14)	877	644	877	0.6%
Southern Pump & Tank Company, LLC(1)	Petroleum Equipment Supplier	Senior Secured Term Debt (13% Cash, 6% PIK, Due 6/15/14)	124	124	124	0.1%
Southern Pump & Tank Company, LLC	Petroleum Equipment Supplier	Common Stock Warrants (8% fully diluted)	—	—	—	0.0%
				2,447	2,680	1.9%
Stoddard Hill Media Holdings, LLC	IT Hosting Services	Class D Preferred Units (132,159 shares)	—	300	372	0.3%
				300	372	0.3%
Worklife America, Inc.	Professional Employer Organization	Senior Secured Debt (12% Cash, Due 12/28/16)	13,250	13,250	13,250	9.3%

See accompanying notes to consolidated financial statements.

Capitala Finance Corp.

Combined Schedule of Investments – (continued)
(in thousands, except for units)
December 31, 2012

Company(3,4)	Industry	Investment Interest Rate/Maturity	Principal Amount	Cost	Fair Value	% of Net Assets
Worklife America, Inc.	Professional Employer Organization	Common Unit Warrants (3% fully diluted)	$—	$—	$1,909	1.4%
Worklife America, Inc.	Professional Employer Organization	Preferred Unit Warrants (3% fully diluted)	—	—	70	0.0%
				13,250	15,229	10.7%
Sub Total Non-control/Non-affiliated investments				$61,609	$78,769	55.3%
Affiliate investments – 96.1%
Chef'N Corporation	Culinary Products	Subordinated Debt (15% Cash, 3% optional PIK, Due 5/16/18)	6,300	6,300	6,300	4.4%
Chef'N Corporation	Culinary Products	Series A Preferred Stock (1,000,000 shares)	—	1,000	2,469	1.7%
				7,300	8,769	6.1%
City Gear, LLC	Footwear Retail	Subordinated Debt (13% Cash, Due 9/28/16)	4,231	4,231	4,231	3.0%
City Gear, LLC(5)	Footwear Retail	Preferred Membership Units (scheduled 9% dividend)	—	1,269	1,825	1.3%
City Gear, LLC	Footwear Retail	Membership Unit Warrants (9.817% fully diluted)	—	—	1,074	0.7%
				5,500	7,131	5.0%
Corporate Visions, Inc.	Sales & Marketing Services	Common Stock (2,000,000 shares)	—	2,000	5,928	4.2%
Corporate Visions, Inc.	Sales & Marketing Services	Common Stock Warrants (302,534 shares)	—	—	1,079	0.7%
				2,000	7,008	4.9%
Fresh Food Concepts, Inc.	Salsa Manufacturer	Subordinated Debt (13% Cash, 4% PIK, Due 11/30/15)	3,240	3,240	—	0.0%
Fresh Food Concepts, Inc.	Salsa Manufacturer	Class A Common Units (1,500 units)	—	1,500	—	0.0%
Fresh Food Concepts, Inc.	Salsa Manufacturer	Class C Common Unit Warrants (165 units)	—	43	—	0.0%
				4,783	—	0.0%

See accompanying notes to consolidated financial statements.

Capitala Finance Corp.

Combined Schedule of Investments – (continued)
(in thousands, except for units)
December 31, 2012

Company(3,4)	Industry	Investment Interest Rate/Maturity	Principal Amount	Cost	Fair Value	% of Net Assets
GA Communications, Inc.	Advertising & Marketing Services	Subordinated Debt (12.5% Cash, Due 4/14/17)	$13,000	$13,000	$13,000	9.2%
GA Communications, Inc.	Advertising & Marketing Services	Series A-1 Preferred Stock (1,998 shares)	—	1,998	2,194	1.5%
GA Communications, Inc.	Advertising & Marketing Services	Series B-1 Common Stock (200,000 shares)	—	2	3,260	2.3%
				15,000	18,454	13.0%
Impresa Aerospace Holdings, LLC(3)	Aerospace Parts Manufacturer	Subordinated Debt (12% Cash, 3% PIK, Due 4/28/16)	8,699	8,699	5,219	3.7%
Impresa Aerospace Holdings, LLC	Aerospace Parts Manufacturer	Class A Membership Units (900,000 units)	—	900	—	0.0%
Impresa Aerospace Holdings, LLC	Aerospace Parts Manufacturer	Class C Membership Units (317,114 shares)	—	317	—	0.0%
				9,916	5,219	3.7%
J&J Produce Holdings, Inc.	Produce Distribution	Subordinated Debt (13% Cash, Due 7/16/18)	5,182	5,182	5,182	3.6%
J&J Produce Holdings, Inc.	Produce Distribution	Common Stock (8,182 shares)	—	818	1,005	0.7%
J&J Produce Holdings, Inc.	Produce Distribution	Common Stock Warrants (4,318 shares)	—	—	535	0.4%
				6,000	6,722	4.7%
LJS Partners, LLC	QSR Franchisor	Common Stock (1,500,000 units)	—	1,500	15,112	10.6%
				1,500	15,112	10.6%
MJC Holdings, LLC	Specialty Clothing	Subordinated Debt (12% Cash, 2% PIK, Due 1/16/18)	7,571	7,571	7,571	5.4%
MJC Holdings, LLC	Specialty Clothing	Series A Preferred Units (2,000,000 units)	—	2,000	2,762	1.9%
				9,571	10,333	7.3%
MMI Holdings, LLC	Medical Device Distributor	Subordinated Debt (6% Cash, Due 8/15/15)	200	200	200	0.1%
MMI Holdings, LLC	Medical Device Distributor	Senior Secured Debt (12% Cash, Due 10/17/14)	2,600	2,600	2,600	1.9%

See accompanying notes to consolidated financial statements.

Capitala Finance Corp.

Combined Schedule of Investments – (continued)
(in thousands, except for units)
December 31, 2012

Company(3,4)	Industry	Investment Interest Rate/Maturity	Principal Amount	Cost	Fair Value	% of Net Assets
MMI Holdings, LLC	Medical Device Distributor	Preferred Units (500 units)	$—	$500	$575	0.4%
MMI Holdings, LLC	Medical Device Distributor	Common Units (45 shares)	—	—	187	0.1%
				3,300	3,562	2.5%
Pickaway Plains Ambulance Services, Inc.(1,2)	Medical Transportation Services	Senior Secured Term Debt (13.0% Cash, Due 12/31/15)	1,248	—	—	0.0%
Pickaway Plains Ambulance Services, Inc.	Medical Transportation Services	Common Stock Warrants (5% fully diluted)	—	—	—	0.0%
				—	—	0.0%
Source Capital ABUTEC, LLC	Oil & Gas Services	Senior Secured Debt (10% Cash, Due 12/28/17)	1,000	1,000	1,000	0.7%
Source Capital ABUTEC, LLC	Oil & Gas Services	Subordinated Debt (12% Cash, 3% PIK, Due 12/28/17)	4,000	4,000	4,000	2.8%
Source Capital ABUTEC, LLC	Oil & Gas Services	Preferred Membership Units (15.5% ownership)	—	1,240	1,240	0.9%
				6,240	6,240	4.4%
Source Capital Penray, LLC	Automotive Chemicals & Lubricants	Subordinated Debt (13% Cash, Due 2/17/17)	2,500	2,500	2,447	1.7%
Source Capital Penray, LLC	Automotive Chemicals & Lubricants	Membership Units (136.12 units)	—	750	539	0.4%
Source Capital Penray, LLC	Automotive Chemicals & Lubricants	Common Stock Warrants (6.65% fully diluted)	—	—	297	0.2%
				3,250	3,283	2.3%
Source Capital SSCR, LLC	Suntan Lotion Manufacturer	Senior Secured Term Debt (12% Cash, Due 7/6/17)	12,000	12,000	12,000	8.5%
Source Capital SSCR, LLC	Suntan Lotion Manufacturer	Preferred Membership Units (14.91% fully diluted)	—	1,425	893	0.6%
Source Capital SSCR, LLC	Suntan Lotion Manufacturer	Membership Unit Warrants (1.0% fully diluted)	—	—	—	0.0%
				13,425	12,893	9.1%

See accompanying notes to consolidated financial statements.

Capitala Finance Corp.

Combined Schedule of Investments – (continued)
(in thousands, except for units)
December 31, 2012

Company(3,4)	Industry	Investment Interest Rate/Maturity	Principal Amount	Cost	Fair Value	% of Net Assets
Source Recycling, LLC	Metal Recycler	Subordinated Debt (13% Cash, Due 9/2/16)	$4,900	$4,900	$2,931	2.1%
Source Recycling, LLC	Metal Recycler	Membership Units (68,658 shares)	—	1,391	—	0.0%
Source Recycling, LLC	Metal Recycler	Common Unit Warrants (1.0% fully diluted)	—	—	—	0.0%
				6,291	2,931	2.1%
Sparus Holdings	Energy Services	Subordinated Debt (12% Cash, Due 3/18/14)	7,000	7,000	7,000	4.9%
Sparus Holdings	Energy Services	Series B Preferred Stock (2,852 shares)	—	500	287	0.2%
Sparus Holdings	Energy Services	Common Stock Warrants (3,491 shares)	—	—	—	0.0%
				7,500	7,287	5.1%
STX Healthcare Management Services, Inc.	Dentistry Services	Subordinated Debt (14% Cash, Due 7/31/15)	6,625	6,593	6,625	4.6%
STX Healthcare Management Services, Inc.	Dentistry Services	Common Stock (1,200,000 shares)	—	1,200	680	0.5%
STX Healthcare Management Services, Inc.	Dentistry Services	Common Stock Warrants (845,784 shares)	—	218	680	0.5%
				8,011	7,984	5.6%
Take 5 Oil Change, LLC	Quick Lube Services	Senior Secured Debt (10% Cash, Due 11/28/16)	12,000	12,000	12,000	8.4%
Take 5 Oil Change, LLC	Quick Lube Services	Common Stock (10,692 shares)	—	1,069	1,248	0.9%
				13,069	13,248	9.3%
V12 Holdings	Data Processing & Digital Marketing	Bridge Note (0% Cash, Due 12/31/14)	280	—	280	0.2%
V12 Holdings	Data Processing & Digital Marketing	Tier 2 Note (0% Cash, Due 12/31/14)	34	—	34	0.0%
V12 Holdings	Data Processing & Digital Marketing	Senior Subordinated Note (0% Cash, Due 12/31/14)	2,200	—	—	0.0%

See accompanying notes to consolidated financial statements.

Capitala Finance Corp.

Combined Schedule of Investments – (continued)
(in thousands, except for units)
December 31, 2012

Company(3,4)	Industry	Investment Interest Rate/Maturity	Principal Amount	Cost	Fair Value	% of Net Assets
V12 Holdings	Data Processing & Digital Marketing	Tier 3 Note (0% Cash, Due 12/31/14)	$380	$—	$297	0.2%
V12 Holdings	Data Processing & Digital Marketing	Jr. Subordinated Note (0% Cash, Due 12/31/14)	33	—	26	0.0%
V12 Holdings	Data Processing & Digital Marketing	Tier 4 Note (0% Cash, Due 12/31/14)	194	—	—	0.0%
V12 Holdings	Data Processing & Digital Marketing	Series A-1 Preferred Stock (11,025 shares)	—	—	—	0.0%
V12 Holdings	Data Processing & Digital Marketing	Series A-3 Preferred Stock (204,082 shares)	—	—	—	0.0%
V12 Holdings	Data Processing & Digital Marketing	Series A-5 Preferred Stock (8,409 shares)	—	—	—	0.0%
V12 Holdings	Data Processing & Digital Marketing	Common Stock Warrants (880,541 shares)	—	—	—	0.0%
				—	637	0.4%
Sub Total Affiliate investments				$122,655	$136,809	96.1%
Control investments – 47.9%
Best In Class	Corporate Fulfillment	Subordinated Debt (12.5% Cash, Due 12/31/13)	728	728	728	0.5%
Best In Class	Corporate Fulfillment	Class A Preferred Units (89 units)	—	272	381	0.3%
Best In Class	Corporate Fulfillment	Class B Preferred Units (45 units)	—	—	56	0.0%
				1,000	1,165	0.8%
KBP Investments, LLC(5)	QSR Franchisee	Class A Preferred Stock (10% scheduled dividend)	—	8,269	8,269	5.8%
KBP Investments, LLC	QSR Franchisee	Class A Common Stock (380,413 shares)	—	—	21,680	15.2%
				8,269	29,949	21.0%

See accompanying notes to consolidated financial statements.

Capitala Finance Corp.

Combined Schedule of Investments – (continued)
(in thousands, except for units)
December 31, 2012

Company(3,4)	Industry	Investment Interest Rate/Maturity	Principal Amount	Cost	Fair Value	% of Net Assets
Market E’s, LLC.	Online Travel Sales & Marketing	Senior Secured Debt (10% Cash, 9% PIK, Due 12/31/13)	$1,178	$1,178	$1,178	0.8%
Market E’s, LLC.	Online Travel Sales & Marketing	Class A Preferred Stock (240 shares)	—	240	—	0.0%
Market E’s, LLC.	Online Travel Sales & Marketing	Class B Preferred Stock (964 shares)	—	965	243	0.2%
Market E’s, LLC.	Online Travel Sales & Marketing	Class A Common Stock (240 shares)	—	—	—	0.0%
				2,383	1,421	1.0%
Micro Precision, LLC	Conglomerate	Subordinated Debt (10% Cash, Due 9/16/16)	1,862	1,862	1,862	1.3%
Micro Precision, LLC	Conglomerate	Subordinated Debt (14% Cash, 4% PIK, Due 9/16/16)	3,427	3,427	3,427	2.4%
Micro Precision, LLC	Conglomerate	Series A Preferred Units (47 shares)	—	1,629	3,276	2.3%
				6,918	8,565	6.0%
Navis Holdings, Inc.	Textile Equipment Manufacturer	Senior Secured Term (14% Cash, 3% PIK, Due 2/1/16)	6,602	6,600	6,602	4.6%
Navis Holdings, Inc.	Textile Equipment Manufacturer	Class A Preferred Stock (1,000 shares)	—	1,000	1,101	0.8%
Navis Holdings, Inc.	Textile Equipment Manufacturer	Common Stock (300,000 shares)	—	1	731	0.5%
				7,601	8,434	5.9%
On-Site Fuel Services, Inc.	Fuel Transportation Services	Subordinated Debt (14% Cash, 4% PIK, Due 12/19/16)	4,656	4,656	4,656	3.3%
On-Site Fuel Services, Inc.	Fuel Transportation Services	Series A Preferred Stock (32,797 shares)	—	3,302	2,309	1.6%
On-Site Fuel Services, Inc.(5)	Fuel Transportation Services	Series B Preferred Stock (14% scheduled cash dividend, 4% PIK dividend)	—	2,341	587	0.4%

See accompanying notes to consolidated financial statements.

Capitala Finance Corp.

Combined Schedule of Investments – (continued)
(in thousands, except for units)
December 31, 2012

Company(3,4)	Industry	Investment Interest Rate/Maturity	Principal Amount	Cost	Fair Value	% of Net Assets
On-Site Fuel Services, Inc.	Fuel Transportation Services	Common Stock (33,107 shares)	$—	$33	$1,492	1.1%
				10,332	9,044	6.4%
Print Direction, Inc.	Printing Services	Subordinated Debt (12% Cash, 6% PIK, Due 9/27/13)	2,549	2,549	2,550	1.8%
Print Direction, Inc.	Printing Services	Subordinated Debt (7.75% Cash, Due 9/27/13)	454	454	454	0.3%
Print Direction, Inc.	Printing Services	Subordinated Debt (12% Cash, 6% PIK, Due 9/27/13)	763	763	763	0.5%
Print Direction, Inc.	Printing Services	Common Stock (14,603 shares)	—	1,575	4,418	3.1%
				5,341	8,185	5.7%
Vita Nonwovens	Textile Manufacturer	Subordinated Debt (14% Cash, 4% PIK, Due 8/31/17)	1,115	1,115	1,115	0.8%
Vita Nonwovens	Textile Manufacturer	Class A Preferred United (475,000 units)	—	475	475	0.3%
				1,590	1,590	1.1%
Sub Total Control investments				$43,434	$68,353	47.9%
TOTAL INVESTMENTS – 199.3%				$227,698	$283,931	199.3%

(1)	The maturity date of the original investment has been extended.
(2)	Due to deterioration in credit quality, this investment is on non-accrual status.
(3)	All debt investments are income producing. Equity and warrant investments are non-income producing, unless otherwise noted.
(4)	Percentages are based on net assets of $142,433 as of December 31, 2012.
(5)	The equity investment is income producing.

See accompanying notes to consolidated financial statements.

CAPITALA FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2013

Note 1. Organization

Capitala Finance Corp. (the “Company”, “we”, “us”, and “our”) is a newly formed, externally managed non-diversified closed-end management investment company incorporated in Maryland that has elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). We are an “emerging growth company” within the meaning of the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”), and as such, are subject to reduced public company reporting requirements. We commenced operations on May 24, 2013 and completed our initial public offering (“IPO”) on September 30, 2013. The Company is managed by Capitala Investment Advisors, LLC (the “Investment Advisor”), an investment adviser that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and Capitala Advisors Corp. (the “Administrator”) provides the administrative services necessary for us to operate. In addition, for U.S. federal income tax purposes, the Company intends to elect to be treated as a regulated investment company (“RIC”) commencing with our tax year ending August 31, 2014, under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).

The Company was formed for the purpose of (i) acquiring, through a series of transactions, an investment portfolio from the following entities: CapitalSouth Partners Fund I Limited Partnership (“Fund I”); CapitalSouth Partners Fund II Limited Partnership (“Fund II”); CapitalSouth Partners Fund III, L.P. (“Fund III Parent”); CapitalSouth Partners SBIC Fund III, L.P. (“Fund III”) and CapitalSouth Partners Florida Sidecar Fund I, L.P. (“Florida Sidecar” and, collectively with Fund I, Fund II, Fund III and Fund III Parent, the “Legacy Funds”); (ii) raising capital in the IPO and (iii) continuing and expanding the business of the Legacy Funds by making additional debt and equity investments in smaller and lower middle market companies.

The Company’s investment objective is to generate both current income and capital appreciation through debt and equity investments. Both directly and through our subsidiaries that are licensed by the U.S. Small Business Administration (“SBA”) under the Small Business Investment Company (“SBIC”) Act, we offer customized financing to business owners, management teams and financial sponsors for change of ownership transactions, recapitalizations, strategic acquisitions, business expansion and other growth initiatives. We invest primarily in traditional mezzanine, senior subordinated and unitranche debt, as well as senior and second-lien loans and, to a lesser extent, equity securities issued by smaller and lower middle-market companies.

On September 24, 2013, the Company acquired 100% of the limited partnership interests in Fund II, Fund III and Florida Sidecar and each of their respective general partners, as well as certain assets from Fund I and Fund III Parent, in exchange for an aggregate of 8,974,420 shares of the Company’s common stock (the “Formation Transactions”). Fund II, Fund III and Florida Sidecar became the Company’s wholly-owned subsidiaries. Fund II and Fund III retained their SBIC licenses, continue to hold their existing investments and continue to make new investments. The IPO consisted of the sale of 4,000,000 shares of the Company’s common stock at a price of $20.00 per share resulting in net proceeds to the Company of $74,250,000, after deducting underwriting fees and commissions totaling $5,750,000. The other costs of the IPO were borne by the limited partners of the Legacy Funds. As of December 31, 2013, the Company had 12,974,420 shares of common stock outstanding.

Note 2. Summary of Significant Accounting Policies

Basis of Presentation

The accompanying financial statements have been prepared on the accrual basis of accounting in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). The financial statements of the Company include the accounts of the Company and its wholly-owned subsidiaries as described in the Formation Transactions presented in Note 1. The transactions related to Fund II, Fund III, and the Florida Sidecar constitute an exchange of shares between entities under common control and will be accounted for in accordance with ASC 805, Business Combinations. As such, the Company’s results of operations and cash

CAPITALA FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2013

Note 2. Summary of Significant Accounting Policies  – (continued)

flows for the year ended December 31, 2013 are presented as if the aforementioned transactions had occurred as of January 1, 2013. In addition, the results of the Company’s operations and cash flows for the years ended December 31, 2012 and December 31, 2011 and the Company’s financial position as of December 31, 2012 have been presented on a combined basis in order to provide comparative information with respect to prior periods. The Formation Transactions also included an asset acquisition of certain assets in Fund I and Fund III Parent. In accordance with ASC 805, Business Combinations, the assets acquired were recorded at fair value at the date of acquisition, September 24, 2013.

The Company’s financial position as of December 31, 2013 is presented on a consolidated basis. The effects of all intercompany transactions between the Company and its subsidiaries (Fund II, Fund III, and the Florida Sidecar) have been eliminated in consolidation. All financial data and information included in these financial statements have been presented on the basis described above. In the opinion of management, the financial statements reflect all adjustments that are necessary for the fair presentation of financial results as of and for the periods presented.

Use of Estimates in the Preparation of Financial Statements

The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Segments

In accordance with ASC Topic 280 — (Segment Reporting), the Company has determined that it has a single reporting segment and operating unit structure.

Cash and Cash Equivalents

The Company considers cash equivalents to be highly liquid investments with original maturities of three months or less at the date of purchase. Cash and cash equivalents include deposits in money market accounts. The Company deposits its cash in financial institutions and, at times, such balances may be in excess of the Federal Deposit Insurance Corporation (“FDIC”) insurance limits.

Investment Classification

In accordance with the provisions of the 1940 Act, the Company classifies investment by level of control. As defined in the 1940 Act, “Control Investments” are investments in those companies that the Company is deemed to “Control.” “Affiliate Investments” are investments in those companies that are “Affiliated Companies” of the Company, as defined in the 1940 Act, other than Control Investments. “Non-Control/Non-Affiliate Investments” are those investments that are neither control Investments nor affiliate Investments. Generally under the 1940 Act, the Company is deemed to control a company in which it has invested if the Company owns more than 25% of the voting securities of such company and/or has greater than 50% representation on its board or has the power to exercise control over management or policies of such portfolio company. The Company is deemed to be an affiliate of a company in which the Company has invested if it owns between 5% and 25% of the voting securities of such company.

Valuation of Investments

The Company applies fair value accounting to all of its financial instruments in accordance with the 1940 Act and ASC Topic 820 — Fair Value Measurements and Disclosures. ASC 820 defines fair value, establishes a framework used to measure fair value and requires disclosures for fair value measurements. In accordance with ASC 820, the Company has categorized its financial instruments carried at fair value, based on the priority of the valuation technique, into a three-level fair value hierarchy as discussed in Note 3.

CAPITALA FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2013

Note 2. Summary of Significant Accounting Policies  – (continued)

In determining fair value, our Board of Directors uses various valuation approaches, and engages a third-party valuation firm, which provides an independent review of certain investments. In accordance with U.S. GAAP, a fair value hierarchy for inputs is used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available.

Observable inputs are those that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Board of Directors. Unobservable inputs reflect the Board of Directors’ assumptions about the inputs market participants would use in pricing the asset or liability developed based upon the best information available in the circumstances

The availability of valuation techniques and observable inputs can vary from security to security and is affected by a wide variety of factors including, the type of security, whether the security is new and not yet established in the marketplace, and other characteristics particular to the transaction. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Those estimated values do not necessarily represent the amounts that may be ultimately realized due to the occurrence of future circumstances that cannot be reasonably determined. Because of the inherent uncertainty of valuation, those estimated values may be materially higher or lower than the values that would have been used had a market for the securities existed. Accordingly, the degree of judgment exercised by the Board of Directors in determining fair value is greatest for securities categorized in Level 3. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement in its entirety falls, is determined based on the lowest level input that is significant to the fair value measurement.

Fair value is a market-based measure considered from the perspective of a market participant rather than an entity-specific measure. Therefore, even when market assumptions are not readily available, the Company’s own assumptions are set to reflect those that market participants would use in pricing the asset or liability at the measurement date. We use prices and inputs that are current as of the measurement date, including periods of market dislocation. In periods of market dislocation, the observability of prices and inputs may be reduced for many securities. This condition could cause a security to be reclassified to a lower level within the fair value hierarchy.

Valuation Techniques

Senior and Subordinated Secured Loans

The Company’s portfolio primarily consists of private debt instruments (“Level 3 debt”). We consider our Level 3 debt to be performing loans if the borrower is not in default, the borrower is remitting payments in a timely manner, the loan is in covenant compliance or is otherwise not deemed to be impaired. In determining the fair value of the performing Level 3 debt, the Company’s Board of Directors considers fluctuations in current interest rates, the trends in yields of debt instruments with similar credit ratings (if applicable), the financial condition of the borrower, economic conditions and other relevant factors, both qualitative and quantitative. In the event that a Level 3 debt instrument is not performing, as defined above, the Board of Directors will evaluate the value of the collateral utilizing the same framework described above for a performing loan to determine the value of the Level 3 debt instrument.

This evaluation will be updated no less than quarterly for Level 3 debt instruments that are not performing, and more frequently for time periods where there are significant changes in the collateral or significant changes in the perceived performance of the underlying portfolio company. The collateral value will be analyzed on an ongoing basis using internal metrics, appraisals, third-party valuation agents and other data as may be acquired and analyzed by our management and Board of Directors.

CAPITALA FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2013

Note 2. Summary of Significant Accounting Policies  – (continued)

Equity Investments in Private Companies

Our Board of Directors determines the fair value of its investments in private companies by incorporating valuations that consider the evaluation of financing and sale transactions with third-parties, expected cash flows and market-based information, including comparable transactions, and performance multiples, among other factors, and may use third-party valuation agents. Such non-public investments are included in Level 3 of the fair value hierarchy.

Warrants

Our Board of Directors will ascribe value to warrants based on the fair value of holdings to which they are associated that can include discounted cash flow analyses, option pricing models, comparable analyses and other techniques as deemed appropriate. Such warrants are included in Level 3 of the fair value hierarchy to the extent issued by non-public companies.

Revenue Recognition

The Company’s revenue recognition policies are as follows:

Interest Income and Paid-in Kind Interest:  Interest income is recorded on the accrual basis to the extent that such amounts are expected to be collected. The company has loans in the portfolio that contain a payment-in-kind (“PIK”) provision. The PIK interest, which represents contractually deferred interest added to the loan balance that is generally due at maturity, is recorded on the accrual basis to the extent that such amounts are expected to be collected. PIK interest is not accrued if the Company does not expect the issuer to be able to pay all principal and interest when due.

Non-accrual income:  Generally, when interest and/or principal payments on a loan become materially past due, or if the Company otherwise does not expect the borrower to be able to service its debt and other obligations, the Company will place the loan on non-accrual status, and will generally cease recognizing interest income and PIK on that loan for financial reporting purposes. Interest payments received on non-accrual loans may be recognized as income or applied to principal depending upon management’s judgment. The Company writes off any previously accrued and uncollected interest when it is determined that interest is no longer considered collectible. The company may elect to cease accruing PIK and continue accruing interest income in cases where a loan is currently paying its interest income but, in management’s judgment, there is a reasonable likelihood of principal loss on the loan. Non-accrual loans are returned to accrual status when the borrower’s financial condition improves such that management believes current interest and principal payments are expected to be collected.

Gains and Losses on investment sales and paydowns:  Realized gains and losses on investments are recognized using the specific identification method.

Dividend Income:  Dividend income is recognized on the date dividends are declared.

Other Income:  Origination, amendment, closing and/or commitment fees associated with investments in portfolio companies are recognized as income when the investment transaction closes. Prepayment penalties received by the Company for debt instruments repaid prior to maturity date are recorded as income upon receipt.

General and Administrative Expenses

General and administrative expenses are accrued as incurred. The Company’s general and administrative expenses include personnel expenses allocable to the Company under the Administration Agreement, legal and audit fees, director fees, director and officer insurance, and other expenses payable under the Administration Agreement.

CAPITALA FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2013

Note 2. Summary of Significant Accounting Policies  – (continued)

Deferred Financing Fees

Costs incurred to issue the SBA-guaranteed debentures payable are capitalized and are amortized over the term of the debt agreements under the effective interest method.

Commitments and Contingencies

As of December 31, 2013 and December 31, 2012, the Company had no outstanding unfunded commitments.

In the ordinary course of its business, the Company may enter into contracts or agreements that contain indemnifications or warranties. Future events could occur that lead to the execution of these provisions against the Company. Based on its history and experience, management feels that the likelihood of such an event is remote.

In the ordinary course of business, the Company may directly or indirectly be a defendant or plaintiff in legal actions with respect to bankruptcy, insolvency or other types of proceedings. Such lawsuits may involve claims that could adversely affect the value of certain financial instruments owned by the Company.

Income Taxes

The Company intends to elect to be treated for federal income tax purposes, and intends to qualify annually thereafter, as a RIC under Subchapter M of the Code and, among other things, intends to make the requisite distributions to its stockholders which will relieve the Company from federal income taxes. Therefore, no provision has been recorded for federal income taxes.

In order to qualify as a RIC, among other requirements, the Company is required to timely distribute to its stockholders at least 90.0% of its investment company taxable income, as defined by the Code, for each fiscal tax year. The Company will be subject to a nondeductible U.S. federal excise tax of 4.0% on undistributed income if it does not distribute at least 98.0% of its ordinary income in any calendar year and 98.2% of its capital gain net income for each one-year period ending on October 31.

Depending on the level of taxable income earned in a tax year, the Company may choose to carry forward taxable income in excess of current year dividend distributions into the next tax year and pay a 4.0% excise tax on such income, as required. To the extent that the Company determines that its estimated current year annual taxable income will be in excess of estimated current year dividend distributions for excise tax purposes, the Company accrues excise tax, if any, on estimated excess taxable income as taxable income is earned.

In accordance with certain applicable Treasury regulations and private letter rulings issued by the Internal Revenue Service, a RIC may treat a distribution of its own stock as fulfilling its RIC distribution requirements if each stockholder may elect to receive his or her entire distribution in either cash or stock of the RIC subject to a limitation on the aggregate amount of cash to be distributed to all stockholders, which limitation must be at least 20.0% of the aggregate declared distribution. If too many stockholders elect to receive cash, each stockholder electing to receive cash will receive a pro rata amount of cash (with the balance of the distribution paid in stock). In no event will any stockholder, electing to receive cash, receive less than 20.0% of his or her entire distribution in cash. If these and certain other requirements are met, for U.S federal income tax purposes, the amount of the dividend paid in stock will be equal to the amount of cash that could have been received instead of stock.

ASC 740, Income Taxes, provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. ASC 740 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Company’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax

CAPITALA FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2013

Note 2. Summary of Significant Accounting Policies  – (continued)

positions deemed to meet a “more-likely-than-not” threshold would be recorded as a tax benefit or expense in the current period. The Company recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the consolidated statements of operations. As of December 31, 2013 and December 31, 2012, there were no uncertain tax positions.

The Company is required to determine whether a tax position of the Company is more likely-than-not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. De-recognition of a tax benefit previously recognized could result in the Company recording a tax liability that could have negatively impact the Company’s net assets.

U.S. GAAP provides guidance on thresholds, measurement, de-recognition, classification, interest and penalties, accounting in interim periods, disclosure, and transition that is intended to provide better financial statement comparability among different entities.

The Company has concluded that it was not necessary to record a liability for any such tax positions as of December 31, 2013 or 2012. However, the Company’s conclusions regarding this policy may be subject to review and adjustment at a later date based on factors including, but not limited to, ongoing analyses of, and changes to, tax laws, regulations and interpretations thereof.

The Company’s activities from commencement of operations remain subject to examination by U.S. federal, state, and local tax authorities. No interest expense or penalties have been assessed as of December 31, 2013 and 2012. If the Company were required to recognize interest and penalties, if any, related to unrecognized tax benefits this would be recognized as income tax expense in the consolidated statement of operations.

Dividends

Dividends to common stockholders are recorded on the ex-dividend date. The amount to be paid out as a dividend is determined by the Board of Directors. Net capital gains, if any, are generally distributed at least annually, although we may decide to retain such capital gains for reinvestment.

We have adopted an “opt out” dividend reinvestment plan for our common stockholders. As a result, if we declare a cash dividend or other distribution, each stockholder that has not “opted out” of our dividend reinvestment plan will have its dividends automatically reinvested in additional shares of our common stock rather than receiving cash dividends. Stockholders who receive distributions in the form of shares of common stock will be subject to the same federal, state and local tax consequences as if they received cash distributions.

Company Investment Risk, Concentration of Credit Risk, and Liquidity Risk

The Investment Advisor has broad discretion in making investments for the Company. Investments will generally consist of debt and equity instruments that may be affected by business, financial market or legal uncertainties. Prices of investments may be volatile, and a variety of factors that are inherently difficult to predict, such as domestic or international economic and political developments, may significantly affect the results of the Company’s activities and the value of its investments. In addition, the value of the Company’s portfolio may fluctuate as the general level of interest rates fluctuate.

The value of the Company’s investments in loans may be detrimentally affected to the extent, among other things, that a borrower defaults on its obligations, there is insufficient collateral and/or there are extensive legal and other costs incurred in collecting on a defaulted loan, observable secondary or primary

CAPITALA FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2013

Note 2. Summary of Significant Accounting Policies  – (continued)

market yields for similar instruments issued by comparable companies increase materially or risk premiums required in the market between smaller companies, such as our borrowers, and those for which market yields are observable increase materially.

The Investment Advisor may attempt to minimize this risk by maintaining low loan-to-liquidation values with each loan and the collateral underlying the loan.

The Company’s assets may, at any time, include securities and other financial instruments or obligations that are illiquid or thinly traded, making purchase or sale of such securities and financial instruments at desired prices or in desired quantities difficult. Furthermore, the sale of any such investments may be possible only at substantial discounts, and it may be extremely difficult to value any such investments accurately.

Note 3. Investments

The composition of our investments as of December 31, 2013, at amortized cost and fair value were as follows (dollars in thousands):

	Investments at Amortized Cost	Amortized Cost Percentage of Total Portfolio	Investments at Fair Value	Fair Value Percentage of Total Portfolio
Senior Secured Debt	$103,457	34.3%	$102,071	28.0%
Subordinated Debt	136,638	45.4	133,710	36.7
Equity and Warrants	61,204	20.3	128,938	35.3
Total	$301,299	100.0%	$364,719	100.0%

The composition of our investments as of December 31, 2012, at amortized cost and fair value were as follows (dollars in thousands):

	Investments at Amortized Cost	Amortized Cost Percentage of Total Portfolio	Investments at Fair Value	Fair Value Percentage of Total Portfolio
Senior Secured Debt	$72,728	32.0%	$73,861	26.0%
Subordinated Debt	109,030	47.9	101,659	35.8
Equity and Warrants	45,940	20.1	108,411	38.2
Total	$227,698	100.0%	$283,931	100.0%

As noted above, the Company values all investments in accordance with ASC 820. ASC 820 requires enhanced disclosures about assets and liabilities that are measured and reported at fair value. As defined in ASC 820, fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

ASC 820 establishes a hierarchal disclosure framework which prioritizes and ranks the level of market price observability of inputs used in measuring investments at fair value. Market price observability is affected by a number of factors, including the type of investment and the characteristics specific to the investment. Investments with readily available active quoted prices or for which fair value can be measured from actively quoted prices generally will have a higher degree of market price observability and a lesser degree of judgment used in measuring fair value.

CAPITALA FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2013

Note 3. Investments  – (continued)

Based on the observability of the inputs used in the valuation techniques, the Company is required to provide disclosures on fair value measurements according to the fair value hierarchy. The fair value hierarchy ranks the observability of the inputs used to determine fair values. Investments carried at fair value are classified and disclosed in one of the following three categories:

•	Level 1—Valuations based on quoted prices in active markets for identical assets or liabilities that the Company has the ability to access.
•	Level 2—Valuations based on inputs other than quoted prices in active markets, which are either directly or indirectly observable.
•	Level 3—Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

In addition to using the above inputs in investment valuations, the Company continues to employ the valuation policy approved by the Board of Directors that is consistent with ASC 820 (See Note 2). Consistent with our Company’s valuation policy, we evaluate the source of inputs, including any markets in which our investments are trading, in determining fair value.

In estimating fair value of portfolio investments, the Company starts with the cost basis of the investment, which includes amortized original issue discount and payment-in-kind income, if any. The transaction price is typically the best estimate of fair value at inception. When evidence supports a subsequent change to the carrying value from the original transaction price, adjustments are made to reflect the expected fair values.

The following valuation methodologies are utilized by the company in estimating fair value and are summarized as follows:

Enterprise Value Waterfall Approach

The enterprise value waterfall approach determines an enterprise value based on earnings before interest, tax, depreciation and amortization (“EBITDA”) multiples of publicly traded companies that are considered similar to the subject portfolio company. The Company considers a variety of items in determining a reasonable pricing multiple, including operating results, budgeted projections, growth, size, risk, profitability, leverage, management depth, diversification, market position, supplier or customer dependence, asset utilization, liquidity metrics, and access to capital markets. EBITDA of the portfolio company is adjusted for non-recurring items in order to reflect a normalized level of earnings that is representative of future earnings. When available, the Company may assign a pricing multiple or value its equity investments based on the value of recent investment transactions in the subject portfolio company. The enterprise value is adjusted for financial instruments with seniority to the Company’s ownership and for the effect of any instrument which may dilute the Company’s investment in the portfolio company. The adjusted enterprise value is then apportioned based on the seniority and privileges of the Company’s investments within the portfolio company.

Income Approach

The income approach utilizes a discounted cash flow methodology in which the Company estimates fair value based on the present value of a stream of expected cash flows discounted at a market rate of interest. The determination of a discount rate, or required rate of return, takes into account the portfolio company’s fundamentals and perceived credit risk.

Asset Approach

The asset approach values an investment based on the greater of the enterprise value or the underlying collateral securing the investment. See discussion of determining enterprise value above. This approach is used

CAPITALA FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2013

Note 3. Investments  – (continued)

when the debt is not performing in accordance with its contractual terms or when the Company has reason to believe that it will not collect all principal and interest in accordance with the contractual terms of the debt agreement.

The following table presents fair value measurements of investments, by major class, as of December 31, 2013 (dollars in thousands), according to the fair value hierarchy:

	Fair Value Measurements
	Level 1	Level 2	Level 3	Total
Senior Secured Debt	$—	$—	$102,071	$102,071
Subordinated Debt	—	—	133,710	133,710
Equity and Warrants	—	—	128,938	128,938
Total	$—	$—	$364,719	$364,719

The following table presents fair value measurements of investments, by major class, as of December 31, 2012 (dollars in thousands), according to the fair value hierarchy:

	Fair Value Measurements
	Level 1	Level 2	Level 3	Total
Senior Secured Debt	$—	$—	$73,861	$73,861
Subordinated Debt	—	—	101,659	101,659
Equity and Warrants	—	—	108,411	108,411
Total	$—	$—	$283,931	$283,931

The following table provides a reconciliation of the beginning and ending balances for investments that use Level 3 inputs for the year ended December 31, 2013 (dollars in thousands):

	Senior Secured Debt	Subordinated Debt	Equity and Warrants	Total
Balance as of January 1, 2013	$73,861	$101,659	$108,411	$283,931
Change in classification due to restructure	(1,239)	1,196	43	—
Repayments	(13,325)	(32,097)	(7,333)	(52,755)
Purchases	42,485	54,059	14,385	110,929
Purchases related to asset acquisition	2,328	6,041	3,427	11,796
Payment in-kind interest accrued, net of payments received	473	935	—	1,408
Accretion of original issue discount	5	31	—	36
Gain/(loss) on sale	—	(2,555)	4,742	2,187
Net unrealized appreciation (depreciation)	(2,517)	4,441	5,263	7,187
Balance as of December 31, 2013	$102,071	$133,710	$128,938	$364,719

CAPITALA FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2013

Note 3. Investments  – (continued)

The following table provides a reconciliation of the beginning and ending balances for investments that use Level 3 inputs for the year ended December 31, 2012 (dollars in thousands):

	Senior Secured Debt	Subordinated Debt	Equity and Warrants	Total
Balance as of January 1, 2012	$40,359	$114,517	$57,863	$212,739
Change in classification due to restructure	21,120	(23,485)	2,365	—
Repayments	(11,896)	(9,517)	(2,303)	(23,716)
Purchases	20,978	26,063	9,432	56,473
Payment in-kind interest accrued, net of payments received	339	1,134	—	1,473
Accretion of original issue discount	3	313	—	316
Gain/(loss) on sale	—	—	1,590	1,590
Net unrealized appreciation (depreciation)	2,958	(7,366)	39,464	35,056
Balance as of December 31, 2012	$73,861	$101,659	$108,411	$283,931

The net change in unrealized appreciation on investments held as of December 31, 2013 and 2012, was $8.8 million and $33.3 million, respectively, and is included in net unrealized appreciation on investments in the consolidated statements of operations.

The valuation techniques and significant unobservable inputs used in recurring Level 3 fair value measurements of assets as of December 31, 2013 were as follows (dollars in thousands, except EBITDA amounts):

	Fair Value	Valuation Approach	Level 3 Input	Range of Inputs	Weighted Average
Subordinated debt and second lien notes	$111,711	Income	Required Rate of Return Leverage Ratio Adjusted EBITDA	7.0% – 18.0% 1.2x – 4.6x $2.3 million – $25.8 million	14.1% 3.1x $11.2 million
Subordinated debt and second lien notes	$21,999	Enterprise Value Waterfall and Asset(1)	Adjusted EBITDA Multiple Adjusted EBITDA	4.3x – 11.5x $1.3 million – $2.2 million	9.5x $2.0 million
Senior debt and first lien notes	$102,071	Income and Asset(1)	Required Rate of Return Leverage Ratio Adjusted EBITDA	10.0% – 24.5% 1.2x – 9.9x $0.6 million – $29.7 million	15.2% 3.8x $11.2 million
Equity shares and warrants	$128,938	Enterprise Value Waterfall	Adjusted EBITDA Multiple Adjusted EBITDA Tranaction Price	1.6x – 9.5x $1.4 million – $229.0 million n/a	7.1x $23.8 million n/a

(1)	$18.6 million in subordinated and senior notes were valued using the asset approach.

CAPITALA FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2013

Note 3. Investments  – (continued)

The valuation techniques and significant unobservable inputs used in recurring level 3 fair value measurement of assets as of December 31, 2012 were as follows (dollars in thousands, except EBITDA amounts):

	Fair Value	Valuation Approach	Level 3 Input	Range of Inputs	Weighted Average
Subordinated debt and second lien notes	$92,872	Income	Required Rate of Return Leverage Ratio Adjusted EBITDA	6.0% – 18.0% 1.7x – 10.2x $0.3 million – $31.7 million	14.0% 3.2x $11.7 million
Subordinated debt and second lien notes	$8,787	Enterprise Value Waterfall	Adjusted EBITDA Mutliple Adjusted EBITDA	4.5x – 20.0x $0.6 million – $3.8 million	6.2x $2.6 million
Senior debt and first lien notes	$73,861	Income	Required Rate of Return Leverage Ratio Adjusted EBITDA	9.0% – 22.5% 2.2x – 18.3x $0.1 million – $13.4 million	12.9% 3.7x $6.6 million
Equity shares and warrants	$108,411	Enterprise Value Waterfall	Adjusted EBITDA Multiple Adjusted EBITDA	4.0x – 11.0x $0.3 million – $34.3 million	7.1x $14.8 million

The significant unobservable inputs used in the valuation of the Company’s debt and equity investments are required rate of return, adjusted EBITDA, EBITDA multiples, leverage and transaction prices. Changes in any of these unobservable inputs could have a significant impact on the Company’s estimate of fair value. An increase (decrease) in required rate of return or leverage will result in a lower (higher) estimate of fair value while an increase (decrease) in adjusted EBITDA, EBITDA multiples, or transaction prices will result in a higher (lower) estimate of fair value.

CAPITALA FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2013

Note 3. Investments  – (continued)

Transactions With Affiliated Companies

During the year ended December 31, 2013, the Company had investments in portfolio companies designated as affiliates under the 1940 Act. Transactions with affiliates were as follows:

Portfolio Company	Type of Investment	Amount of Interest, Fees or Dividends Credits to Income(1)	December 31, 2012 Value	Gross Additions(2)	Gross Reductions(3)	December 31, 2013 Value
Control investments:
Best In Class	Subordinated Debt (12.5% Cash)	$85	$728	$685	$(1,413)	$—
Best In Class	Class A Preferred Units (89 units)	23	381	354	(735)	—
Best In Class	Class B Preferred Units (45 units)	—	56	49	(105)	—
		108	1,165	1,088	(2,253)	—
CableOrganizer Acquisition, LLC	Senior Secured Debt (12% Cash, 4% PIK)	481	—	6,585	—	6,585
CableOrganizer Acquisition, LLC	Common Stock (1,125,000 shares)	—	—	1,125	(1,037)	88
		481	—	7,710	(1,037)	6,673
KBP Investments, LLC	Class A Preferred Stock (8,270 shares, 10% Dividend)	622	8,269	—	—	8,269
KBP Investments, LLC	Class A Common Stock (380,413 shares)	4,321	21,680	—	(5,162)	16,518
		4,943	29,949	—	(5,162)	24,787
Market E, LLC	Senior Secured Debt (10% Cash)	8	—	650	—	650
Market E, LLC	Senior Subordinated Debt (14% Cash, 3% PIK)	99	1,178	1,813	(2,003)	988
Market E, LLC	Class A Preferred Stock (600 shares)	—	—	—	—	—
Market E, LLC	Class B Preferred Stock (2,411 shares)	—	243	—	(243)	—
Market E, LLC	Class A Common Stock (600 shares)	—	—	—	—	—
		107	1,421	2,463	(2,246)	1,638
Micro Precision, LLC	Subordinated Debt (10% Cash)	187	1,862	—	—	1,862
Micro Precision, LLC	Subordinated Debt (14% Cash, 4% PIK)	455	3,427	130	—	3,557
Micro Precision, LLC	Common Stock (47 units)	—	3,276	—	(1,066)	2,210
		642	8,565	130	(1,066)	7,629
Navis Holdings, Inc.	Senior Secured Term (17%, 3% PIK at company's option)	999	6,602	151	—	6,753
Navis Holdings, Inc.	Class A Preferred Stock (1,000 shares)	—	1,101	99	—	1,200
Navis Holdings, Inc.	Common Stock (300,000 shares)	—	731	348	—	1,079
		999	8,434	598	—	9,032
On-Site Fuel Services, Inc.	Subordinated Debt (14% Cash, 4% PIK)	673	4,656	192	—	4,848

CAPITALA FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2013

Note 3. Investments  – (continued)

Portfolio Company	Type of Investment	Amount of Interest, Fees or Dividends Credits to Income(1)	December 31, 2012 Value	Gross Additions(2)	Gross Reductions(3)	December 31, 2013 Value
On-Site Fuel Services, Inc.	Series A Preferred Stock (32,782 shares)	—	2,309	410	—	2,719
On-Site Fuel Services, Inc.	Series B Preferred Stock (23,648 shares)	214	587	2,120	—	2,707
On-Site Fuel Services, Inc.	Common Stock (33,107 shares)	—	1,492	—	(1,492)	—
		887	9,044	2,722	(1,492)	10,274
Print Direction, Inc.	Subordinated Debt (12% Cash, 6% PIK)	432	3,313	1,111	—	4,424
Print Direction, Inc.	Subordinated Debt (14% Cash)	286	—	4,600	—	4,600
Print Direction, Inc.	Subordinated Debt (7.75% Cash)	23	454	—	(454)	—
Print Direction, Inc.	Common Stock (19,363 shares)	1,837	4,418	2,692	—	7,110
Print Direction, Inc.	Common Stock Warrants (3% fully diluted)	—	—	314	—	314
		2,578	8,185	8,717	(454)	16,448
Vita Nonwovens	Subordinated Debt (14% Cash, 4% PIK)	95	1,115	15	(1,130)	—
Vita Nonwovens	Class A Preferred United (475,000 units)	—	475	—	(475)	—
		95	1,590	15	(1,605)	—
Total Control investments		$10,840	$68,353	$23,443	$(15,315)	$76,481
Affiliate investments:
Chef'N Corporation	Subordinated Debt (15%, 3% PIK at company's option)	$821	$6,300	$—	$—	$6,300
Chef'N Corporation	Series A Preferred Stock (1,000,000 shares)	—	2,469	1,533	—	4,002
		821	8,769	1,533	—	10,302
City Gear, LLC	Subordinated Debt (13% Cash)	709	4,231	4,000	—	8,231
City Gear, LLC	Preferred Membership Units (2.78% fully diluted, 9% dividend)	116	1,825	—	(556)	1,269
City Gear, LLC	Membership Unit Warrants (11.37% fully diluted)	—	1,074	4,233	—	5,307
		825	7,130	8,233	(556)	14,807
Corporate Visions, Inc.	Subordinated Debt (14% Cash, 2% PIK)	1,214	—	11,174	—	11,174
Corporate Visions, Inc.	Common Stock (2,216,463 shares)	—	5,928	3,869	—	9,797
Corporate Visions, Inc.	Common Stock Warrant (403,257 shares)	—	1,079	703	—	1,782
		1,214	7,007	15,746	—	22,753
Fresh Food Concepts, Inc.	Subordinated Debt (13% Cash, 4% PIK)	67	—	—	—	—

CAPITALA FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2013

Note 3. Investments  – (continued)

Portfolio Company	Type of Investment	Amount of Interest, Fees or Dividends Credits to Income(1)	December 31, 2012 Value	Gross Additions(2)	Gross Reductions(3)	December 31, 2013 Value
Fresh Food Concepts, Inc.	Class A Common Units (1,500 units)	—	—	—	—	—
Fresh Food Concepts, Inc.	Class C Common Unit Warrants (165 units)	—	—	—	—	—
		67	—	—	—	—
GA Communications, Inc.	Subordinated Debt (12.5% Cash)	420	13,000	—	(13,000)	—
GA Communications, Inc.	Series A-1 Preferred Stock (1,998 shares)	—	2,194	176	—	2,370
GA Communications, Inc.	Series B-1 Common Stock (200,000 shares)	—	3,260	—	(719)	2,541
		420	18,454	176	(13,719)	4,911
Impresa Aerospace Holdings, LLC	Subordinated Debt (4.1% Cash)	822	5,219	4,845	—	10,064
Impresa Aerospace Holdings, LLC	Class A Membership Units (1,006,621 units)	—	—	—	—	—
Impresa Aerospace Holdings, LLC	Class C Membership Units (362,416 units)	—	—	—	—	—
Impresa Aerospace Holdings, LLC	Class F Membership Units (604,504 units)	—	—	581	(581)	—
		822	5,219	5,426	(581)	10,064
J&J Produce Holdings, Inc.	Subordinated Debt (13% Cash)	683	5,182	—	—	5,182
J&J Produce Holdings, Inc.	Common Stock (8,182 units)	—	1,005	—	(71)	934
J&J Produce Holdings, Inc.	Common Stock Warrants (4,506 shares)	—	535	—	(20)	515
		683	6,722	—	(91)	6,631
LJS Partners, LLC	Common Stock (1,500,000 shares)	1,308	15,112	—	(490)	14,622
		1,308	15,112	—	(490)	14,622
MJC Holdings, LLC	Subordinated Debt (14%, 2% PIK at company's option)	1,064	7,571	10	(81)	7,500
MJC Holdings, LLC	Series A Preferred Units (2,000,000 units)	328	2,762	2,462	—	5,224
		1,392	10,333	2,472	(81)	12,724
MMI Holdings, LLC	Senior Secured Debt (12% Cash)	322	2,600	—	—	2,600
MMI Holdings, LLC	Subordinated Debt (6% Cash)	10	200	200	—	400
MMI Holdings, LLC	Preferred Units (1,000 units)	—	575	625	—	1,200
MMI Holdings, LLC	Common Units (45 units)	—	187		(62)	125
		332	3,562	825	(62)	4,325
MTI Holdings, LLC	Subordinated Debt (12% Cash)	407	—	8,000	—	8,000
MTI Holdings, LLC	Capital Units (2,000,000 units)	—	—	2,823	—	2,823
		407	—	10,823	—	10,823

CAPITALA FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2013

Note 3. Investments  – (continued)

Portfolio Company	Type of Investment	Amount of Interest, Fees or Dividends Credits to Income(1)	December 31, 2012 Value	Gross Additions(2)	Gross Reductions(3)	December 31, 2013 Value
Source Capital ABUTEC, LLC	Senior Secured Debt (12% Cash, 3% PIK)	611	5,000	125	—	5,125
Source Capital ABUTEC, LLC	Preferred Membership Units (15.5% fully diluted)	—	1,240	—	(1,180)	60
		611	6,240	125	(1,180)	5,185
Source Capital Penray, LLC	Subordinated Debt (13% Cash)	330	2,447	53	—	2,500
Source Capital Penray, LLC	Membership Units (11.3% fully diluted)	—	539	271	—	810
Source Capital Penray, LLC	Common Stock Warrants (6.65% fully diluted)	—	297	279	—	576
		330	3,283	603	—	3,886
Source Capital SSCR, LLC	Senior Secured Term Debt (14% Cash)	1,764	11,777	3,011	(2,673)	12,115
Source Capital SSCR, LLC	Senior Secured Term Debt (14% Cash, 5% PIK)	112	—	2,078	(120)	1,958
Source Capital SSCR, LLC	Preferred Membership Units (14,718 units)	—	1,114	295	(1,409)	—
Source Capital SSCR, LLC	Membership Unit Warrants (0.987% fully diluted)	—	—	—	—	—
		1,876	12,891	5,384	(4,202)	14,073
Source Recycling, LLC	Subordinated Debt (13% Cash)	—	2,931	1,019		3,950
Source Recycling, LLC	Membership Units (68,658 units)	—	—	199	(199)	—
Source Recycling, LLC	Membership Unit Warrants (1% fully diluted)	—	—	—	—	—
		—	2,931	1,218	(199)	3,950
Sparus Holdings	Subordinated Debt (12% Cash)	878	7,000	350	(350)	7,000
Sparus Holdings	Series B Preferred Stock (5,703 shares)	—	287	1,192		1,479
Sparus Holdings	Common Stock Warrants (3,491 shares)	—	—	304		304
		878	7,287	1,846	(350)	8,783
STX Healthcare Management Services, Inc.	Subordinated Debt (14% Cash)	987	6,624	801	—	7,425
STX Healthcare Management Services, Inc.	Common Stock (1,200,000 shares)	—	680	262	—	942
STX Healthcare Management Services, Inc.	Common Stock Warrants (1,154,254 shares)	—	680	226	—	906
		987	7,984	1,289	—	9,273
Take 5 Oil Change, LLC	Senior Secured Debt (10% Cash)	561	12,000	—	(12,000)	—
Take 5 Oil Change, LLC	Common Stock (10,692 shares)	—	1,248	356	—	1,604
		561	13,248	356	(12,000)	1,604

CAPITALA FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2013

Note 3. Investments  – (continued)

Portfolio Company	Type of Investment	Amount of Interest, Fees or Dividends Credits to Income(1)	December 31, 2012 Value	Gross Additions(2)	Gross Reductions(3)	December 31, 2013 Value
TCE Holdings, Inc.	Subordinated Debt (12% Cash, 2% PIK)	529	—	12,088	—	12,088
TCE Holdings, Inc.	Subordinated Debt (12% Cash, 2% PIK)	415	—	9,633	—	9,633
TCE Holdings, Inc.	Class A Common Stock (3,600 shares)	—	—	3,600	—	3,600
		944	—	25,321	—	25,321
V12 Holdings	Bridge Note (0% Cash)	—	280	383	—	663
V12 Holdings	Tier 2 Note (0% Cash)	—	34	47	—	81
V12 Holdings	Senior Subordinated Note (0% Cash)	—	—	3,598	—	3,598
V12 Holdings	Tier 3 Note (0% Cash)	—	297	17	—	314
V12 Holdings	Jr. Subordinated Note (0% Cash)	—	26	379	—	405
V12 Holdings	Tier 4 Note (0% Cash)	—	—	—	—	—
V12 Holdings	Series A-1 Preferred Stock (255,102 shares)	—	—	—	—	—
V12 Holdings	Series A-3 Preferred Stock (88,194 shares)	—	—	—	—	—
V12 Holdings	Series A-5 Preferred Stock (20,530 shares)	—	—	—	—	—
V12 Holdings	Common Stock Warrants (2,063,629 warrants)	—	—	—	—	—
		—	637	4,424	—	5,061
Total Affiliate Investments		$14,478	$136,809	$85,800	$(33,511)	$189,098

(1)	Represents the total amount of interest, fees or dividends credited to income for the portion of the year an investment was included in Control or Affiliate categories, respectively.
(2)	Gross additions include increase in the cost basis of investments resulting from new portfolio investment, follow-on investments and accrued PIK interest. Gross additions also include net increases in unrealized appreciation.
(3)	Gross reductions include decreases in the total cost basis of investments resulting from principal or PIK repayments, sales and net unrealized depreciation.

CAPITALA FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2013

Note 4. Agreements

On September 24, 2013, the Company entered into an investment advisory agreement (the “Investment Advisory Agreement”) with our Investment Advisor, which was approved by the Board of Directors of the Company on June 10, 2013. The initial term of the Investment Advisory Agreement is two years, with automatic, one-year renewals at the end of each year subject to certain approvals by our Board of Directors and/or our stockholders. Subject to the overall supervision of our Board of Directors, our investment adviser manages our day-to-day operations, and provides investment advisory and management services to us. Under the terms of our Investment Advisory Agreement, The Investment Advisor:

•	determines the composition of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes;
•	identifies, evaluates and negotiates the structure of the investments we make (including performing due diligence on our prospective portfolio companies);
•	closes and monitors the investments we make; and
•	provides us with other investment advisory, research and related services as we may from time to time require.

The Investment Advisor’s services under the Investment Advisory Agreement are not exclusive, and it is free to furnish similar services to other entities so long as its services to us are not impaired.

Pursuant to the Investment Advisory Agreement, we have agreed to pay the Investment Advisor a fee for investment advisory and management services consisting of two components — a base management fee and an incentive fee.

The base management fee is calculated at an annual rate of 1.75% of our gross assets, which is our total assets as reflected on our Statements of Assets and Liabilities and includes any borrowings for investment purposes. Although we do not anticipate making significant investments in derivative financial instruments, the fair value of any such investments, which will not necessarily equal their notional value, will be included in our calculation of gross assets. For services rendered under the Investment Advisory Agreement, the base management fee is payable quarterly in arrears. The base management fee will initially be calculated based on the value of our gross assets at the end of the first calendar quarter subsequent to our IPO, and thereafter based on the average value of our gross assets at the end of the two most recently completed calendar quarters, and appropriately adjusted for any share issuances or repurchases during the current calendar quarter. For the first twelve months following our IPO, the Investment Advisor has agreed to waive the portion of the base management fee payable on cash and cash equivalents held at the Company level, excluding cash and cash equivalents held by the Legacy Funds that were acquired by the Company in connection with the Formation Transactions.

Prior to the formation transaction, the management fee charged by each Legacy Fund for each fiscal quarter was the lesser of (a) an amount equal to an annual rate of .625% of the sum of (i) the Legacy Fund’s regulatory capital and (ii) the amount of an assumed two tiers of outstanding leverage based on such regulatory capital, or (b) an amount negotiated between the General Partner and the Management Company. The management fee was reduced by certain fees ultimately received by the Management Company from the portfolio companies. Payments of the management fee were made quarterly in advance. Certain direct expenses such as legal, audit, tax, and limited partner expense were the responsibility of the Legacy Fund.

The incentive fee consists of the following two parts:

The first part of the incentive fee is calculated and payable quarterly in arrears based on our pre-incentive fee net investment income for the immediately preceding calendar quarter. For this purpose, pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring,

CAPITALA FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2013

Note 4. Agreements  – (continued)

diligence and consulting fees or other fees that we receive from portfolio companies) accrued during the calendar quarter, minus our operating expenses for the quarter (including the base management fee, expenses payable under the Administration Agreement to our Administrator, and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with PIK interest and zero coupon securities), accrued income that we have not yet received in cash. Pre-incentive fee net investment income does not include any realized capital gains, computed net of all realized capital losses or unrealized capital appreciation or depreciation. Pre-incentive fee net investment income, expressed as a rate of return on the value of our net assets at the end of the immediately preceding calendar quarter, is compared to a hurdle of 2.0% per quarter (8.0% annualized). Our net investment income used to calculate this part of the incentive fee is also included in the amount of our gross assets used to calculate the 1.75% base management fee. We pay the Investment Advisor an incentive fee with respect to our pre-incentive fee net investment income in each calendar quarter as follows:

•	no incentive fee in any calendar quarter in which our pre-incentive fee net investment income does not exceed the hurdle of 2.0%;
•	100% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle but is less than 2.5% in any calendar quarter (10.0% annualized). We refer to this portion of our pre-incentive fee net investment income (which exceeds the hurdle but is less than 2.5%) as the “catch-up.” The “catch-up” is meant to provide our investment adviser with 20% of our pre-incentive fee net investment income as if a hurdle did not apply if this net investment income exceeds 2.5% in any calendar quarter; and
•	20% of the amount of our pre-incentive fee net investment income, if any, that exceeds 2.5% in any calendar quarter (10.0% annualized) is payable to Capitala Investment Advisors (once the hurdle is reached and the catch-up is achieved, 20% of all preincentive fee investment income thereafter is allocated to the Investment Advisor).

The second part of the incentive fee is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory Agreement, as of the termination date), commencing with the 2013 calendar year, and will equal 20% of our realized capital gains, if any, on a cumulative basis from inception through the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees with respect to each of the investments in our portfolio, provided that, the incentive fee determined as of December 31, 2013 will be calculated for a period of shorter than twelve calendar months to take into account any realized capital gains computed net of all realized capital losses and unrealized capital depreciation from the inception of the Company.

We will defer cash payment of the portion of any incentive fee otherwise earned by our Investment Advisor that would, when taken together with all other incentive fees paid to our Investment Advisor during the most recent 12 full calendar month period ending on or prior to the date such payment is to be made, exceed 20% of the sum of (a) our pre-incentive fee net investment income during such period, (b) our net unrealized appreciation or depreciation during such period and (c) our net realized capital gains or losses during such period. Any deferred incentive fees will be carried over for payment in subsequent calculation periods to the extent such payment is payable under the Investment Advisory Agreement. Such deferred amounts will be calculated using a period of shorter than 12 full calendar months until 12 full calendar months have passed since completion of our IPO.

For the years ended December 31, 2013, 2012 and 2011 we incurred $5.1 million, $4.2 million and $2.7 million in base management fees, respectively. For the years ended December 31, 2013, 2012 and 2011,

CAPITALA FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2013

Note 4. Agreements  – (continued)

our investment advisor waived fees of $0.3 million, $0.2 million and $0, respectively. For the year ended December 31, 2013, we incurred $1.5 million in incentive fees related to pre-incentive fee net investment income.

On September 24, 2013, the Company entered into a separate administration agreement (the “Administration Agreement”) with Capitala Advisors Corp., our Administrator, pursuant to which our Administrator has agreed to furnish us with office facilities, equipment and clerical, bookkeeping and record keeping services at such facilities. Our Administrator also performs, or oversees the performance of, our required administrative services, which include, among other things, being responsible for the financial records that we are required to maintain and preparing reports to our stockholders. In addition, our Administrator assists us in determining and publishing our net asset value, oversees the preparation and filing of our tax returns and the printing and dissemination of reports to our stockholders, and generally oversees the payment of our expenses and the performance of administrative and professional services rendered to us by others.

Payments under the Administration Agreement are equal to an amount based upon our allocable portion of our Administrator’s overhead in performing its obligations under the Administration Agreement, including rent, the fees and expenses associated with performing compliance functions and our allocable portion of the compensation of our chief financial officer, chief compliance officer and our allocable portion of the compensation of any administrative support staff. Under the Administration Agreement, our Administrator will also provide on our behalf managerial assistance to those portfolio companies that request such assistance. The Administration Agreement will have an initial term of two years and may be renewed with the approval of our Board of Directors. The Administration Agreement may be terminated by either party without penalty upon 60 days’ written notice to the other party. To the extent that our Administrator outsources any of its functions, we will pay the fees associated with such functions on a direct basis without any incremental profit to our Administrator. Stockholder approval is not required to amend the Administration Agreement.

The Administration Agreement provides that, absent willful misfeasance, bad faith or negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, our Administrator and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from the Company. for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of our Administrator’s services under the Administration Agreement or otherwise as Administrator for the Company.

Note 5. Related Party Transactions

At December 31, 2013 and December 31, 2012, the Company had the following receivables from (payables to) related parties relating to certain capital contributions, management fees, incentive fees and reimbursable expenses (dollars in thousands):

	December 31, 2013	December 31, 2012
CapitalSouth Corporation	$252	$256
Phoenix Holdings-NC, Inc.	—	(161)
Shareholders/Limited Partners	267	138
CapitalSouth Partners Fund III, L.P.	1,118	1,062
Capitala Investment Advisors	(2,670)	—
Other	—	2
Total	$(1,033)	$1,297

CAPITALA FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2013

Note 5. Related Party Transactions  – (continued)

These amounts are reflected in the accompanying statements of financial position under the captions, “Due from related parties”, “Incentive fee payable” and “Due to related parties.”

At times, the Company maintains deposit accounts and certificates of deposit with financial institutions that are shareholders of the Company or were limited partners of a legacy fund prior to the formation transaction. Total deposits with these financial institutions were approximately $2.8 million and $30.3 million at December 31, 2013 and December 31, 2012, respectively.

Note 6. Borrowings

SBA Debentures

The Company, through its two wholly-owned subsidiaries, uses debenture leverage provided through the SBA to fund a portion of its investment portfolio. As of December 31, 2013, the Company has issued $202.2 million of SBA-guaranteed debentures. The Company has issued all SBA-guaranteed debentures that were permitted under each of the Legacy Funds’ respective SBIC licenses (as applicable), and there are no unused SBA debenture commitments remaining. SBA-guaranteed debentures are secured by a lien on all assets of Fund II and Fund III. As of December 31, 2013, Fund II and Fund III had total assets of approximately $393.7 million.

For the years ended December 31, 2013, 2012 and 2011 we recorded $8.4 million, $7.9 million and $5.5 million, respectively, of interest, annual charges, and financing expenses related to the SBA guaranteed debenture, of which $8.1 million, $7.3 million and $5.0 million, respectively, was attributable to interest expense and $0.3 million, $0.6 million and $0.5 million, respectively, of amortization of commitment and upfront fees. The weighted average interest rate for all SBA-guaranteed debentures as of December 31, 2013 and December 31, 2012 was 3.57% and 3.74%, respectively. In addition to the stated interest rate, the SBA also charges an annual fee on all SBA-guaranteed debentures issued, which is included in the Company’s interest expense. The weighted average annual fee for all SBA-guaranteed debentures as of December 31, 2013 and December 31, 2012 was 0.50% and 0.50%, respectively.

As of December 31, 2013 and December 31, 2012, the Company’s issued and outstanding SBA-guaranteed debentures mature as follows (dollars in thousands):

Date of Pooling	Fixed Maturity Date	Interest Rate	SBA Annual Charge	December 31, 2013	December 31, 2012
March 1, 2004	March 1, 2014	4.120%	0.855%	$2,000	$2,000
September 1, 2004	September 1, 2014	4.684%	0.855%	8,000	8,000
September 1, 2005	September 1, 2015	4.941%	0.871%	8,000	8,000
March 1, 2006	March 1, 2016	5.524%	0.871%	2,000	2,000
September 1, 2006	September 1, 2016	5.535%	0.941%	11,500	11,500
March 1, 2009	March 1, 2019	4.620%	0.941%	5,000	5,000
September 1, 2010	September 1, 2020	3.215%	0.285%	19,000	19,000
March 1, 2011	March 1, 2021	4.084%	0.515%	15,700	15,700
March 1, 2011	March 1, 2021	4.084%	0.285%	46,000	46,000
March 1, 2012	March 1, 2022	2.766%	0.285%	10,000	10,000
March 1, 2012	March 1, 2022	2.766%	0.515%	50,000	50,000
March 1, 2013	March 1, 2023	2.351%	0.515%	25,000	—
				$202,200	$177,200

ASC Topic 820 requires disclosure of the fair value of financial instruments for which it is practical to estimate such value. The Company estimates that the fair value of its SBA-guaranteed debentures is

CAPITALA FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2013

Note 6. Borrowings  – (continued)

approximately $200.7 million and $185.8 million as of December 31, 2013 and December 31, 2012, respectively. The fair value estimate was based on future contractual cash payments discounted at market interest rates to borrow from the SBA as of the measurement date. Because the market interest rate is considered an unobservable input, SBA-guaranteed debentures are considered a level 3 financial instrument in the fair value hierarchy.

Note 7. Income Taxes

The Company intends to operate so as to qualify to be taxed as a RIC under Subchapter M of the Code and, as such, will not be subject to federal income tax on the portion of taxable income and gains distributed to stockholders.

To qualify as a RIC, the Company is required to meet certain income and asset diversification tests in addition to distributing at least 90% of its investment company taxable income, as defined by the Code. Because federal income tax regulations differ from GAAP, distributions in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Differences may be permanent or temporary in nature. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The Company's first taxable year is anticipated to end on August 31, 2014. The determination of any permanent or temporary differences, as well as the tax basis of distributable earnings/(deficit), tax character of distributions paid, and tax basis of investments cost and unrealized appreciation/depreciation will not be known until the completion of the tax year.

Note 8. Directors Fees

Our independent directors receive an annual fee of $50,000. They also receive $5,000 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each board meeting, and also receive $5,000 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each committee meeting. In addition, the chairman of the audit committee receives an annual fee of $10,000 and each chairman of any other committee receives an annual fee of $5,000 for their additional services, if any, in these capacities. For the years ended December 31, 2013, 2012 and 2011, the Company recognized director fee expense of $195,000, $0 and $0, respectively. No compensation is expected to be paid to directors who are “interested persons” of the Company, as such term is defined in Section 2(a)(19) of the 1940 Act.

Note 9. Stockholders’ Equity

On September 24, 2013, we issued 8,974,420 shares of common stock to the limited partners of the Legacy Funds, in exchange for 100% of their membership interests or certain investment assets of such Legacy Fund, as the case may be. On September 30, 2013, we issued 4,000,000 shares of common stock in connection with the closing of our IPO. The shares issued in the IPO were priced at $20.00 per share. We received proceeds of $74.25 million in the IPO, net of underwriters’ discounts and commissions of $5.75 million. As of December 31, 2013, the Company had 12,974,420 shares of common stock outstanding.

Note 10. Summarized Financial Information of Our Unconsolidated Subsidiary

As of and for the years ended December 31, 2013, 2012, and 2011, the Company held investments in two majority owned portfolio companies, Print Direction, Inc. and Navis Holdings, Inc., that are not consolidated in the Company’s financial statements. The income the Company generated from Print Direction, Inc. which includes all interest, dividends, PIK, fees, and unrealized appreciation was $4.4 million, $2.7 million, and $1.6 million for the years ended December 31, 2013, 2012, and 2011, respectively. The

CAPITALA FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2013

Note 10. Summarized Financial Information of Our Unconsolidated Subsidiary  – (continued)

income the Company generated from Navis Holdings, Inc. was $1.6 million, ($1.5) million and $5.4 million for the years ended December 31, 2013, 2012, and 2011, respectively.

The summarized financial information of our unconsolidated subsidiary was as follows (dollars in thousands):

	As of
Balance Sheet – Print Direction, Inc.	December 31, 2013	December 31, 2012
Current assets	$5,738	$4,871
Noncurrent assets	5,955	5,019
Total assets	$11,693	$9,890
Current liabilities	$3,828	$8,889
Noncurrent liabilities	10,496	1,381
Total liabilities	$14,324	$10,270
Total equity	$(2,631)	$(380)

	For the year ended
Statements of Operations – Print Direction, Inc.	December 31, 2013	December 31, 2012	December 31, 2011
Net sales	$25,360	$23,916	$23,226
Cost of goods sold	10,755	10,555	10,326
Gross profit	$14,605	$13,361	$12,900
Other expenses	$12,713	$12,288	$12,249
Income before income taxes	1,892	1,073	651
Income tax provision	810	417	254
Net Income	$1,082	$656	$397

	As of
Balance Sheet – Navis Holdings, Inc.	December 31, 2013	December 31, 2012
Current assets	$5,216	$5,423
Noncurrent assets	5,333	7,005
Total assets	$10,549	$12,428
Current liabilities	$1,761	$3,633
Noncurrent liabilities	7,053	6,847
Total liabilities	$8,814	$10,480
Total equity	$1,735	$1,948

CAPITALA FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2013

Note 10. Summarized Financial Information of Our Unconsolidated Subsidiary  – (continued)

	For the year ended
Statements of Operations – Navis Holdings, Inc.	December 31, 2013	December 31, 2012	December 31, 2011
Net sales	$14,177	$13,268	$16,583
Cost of goods sold	9,833	9,092	10,701
Gross profit	$4,344	$4,176	$5,882
Other expenses	$4,695	$4,977	$3,131
Income (loss) before income taxes	(351)	(801)	2,751
Income tax provision (benefit)	(138)	(246)	417
Net Income (loss)	$(213)	$(555)	$2,334

Note 11. Earnings Per Share

In accordance with the provisions of ASC 260, Earnings per Share, basic earnings per share is computed by dividing earnings available to common shareholders by the weighted average number of shares outstanding during the period. Other potentially dilutive common shares, and the related impact to earnings, are considered when calculating earnings per share on a diluted basis. As of December 31, 2013, there were no dilutive shares.

The following information sets forth the computation of the weighted average basic and diluted net increase in net assets per share from operations for the years ended December 31, 2013, 2012 and 2011(dollars in thousands except share and per share data):

	For the year ended
Basic and diluted	December 31, 2013	December 31, 2012	December 31, 2011
Net increase in net assets from operations	$28,858	$49,570	$25,337
Weighted average common shares outstanding	12,974,420	N/A	N/A
Net increase in net assets per share from operations-basic and diluted	$2.22	N/A	N/A

Note 12. Dividend

The Company’s dividends and distributions are recorded on the record date. Shareholders have the option to receive payment of the dividend in cash, shares of common stock, or a combination of cash and common stock.

The following table summarizes the Company’s dividend declarations and distributions during the year ended December 31, 2013:

Date Declared	Record Date	Payment Date	Amount Per Share
November 11, 2013	December 10, 2013	December 30, 2013	$0.47
		Total Dividends Declared	$0.47

CAPITALA FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2013

Note 13. Financial Highlights

The following is a schedule of financial highlights for the year ended December 31, 2013 (dollars in thousands, except share and per share data):

Year Ended December 31, 2013
Per share data:
Net asset value at beginning of period(1)	$17.61
Net investment income(2)	1.50
Net realized gain on investments	0.17
Net unrealized appreciation on investments	0.55
Net increase in net assets from operations	2.22
Dividends declared from net investment income	(0.47)
Partners' capital contribution	1.92
Distribution to partners	(0.57)
Net asset value at end of period	$20.71
Net assets at end of period	$268,670
Shares outstanding at end of period	12,974,420
Per share market value at end of period	$19.90
Total return based on market value(3)	1.88%
Ratio/Supplemental data:
Ratio of net investment income to average net assets(1)	7.68%
Ratio of incentive fee to average net assets(1)	0.60%
Ratio of debt related expenses to average net assets(1)	3.30%
Ratio of other operating expenses net of management fee waiver to average net assets(1)	2.38%
Ratio of total expenses to average net assets(1)	6.28%
Portfolio turnover rate(4)	16.77%
Average debt outstanding(5)	$198,159
Average debt outstanding per common share	$15.27
Asset coverage ratio per unit(6)	$2,376

(1)	Net asset value as of January 1, 2013 and average net assets for year ended December 31, 2013 are presented as if the Offering and Formation Transactions had occurred on January 1, 2013. See Note 2 for a further description of the basis of presentation of the Company’s financial statements.
(2)	Net investment income per share is calculated using the weighted average shares outstanding during the period.
(3)	Total investment return is calculated assuming a purchase of common shares at the IPO offering price per share at September 25, 2013 of $20.00 and a sale at the current market value on the last day of the period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Company’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions. Total investment returns covering less than a full period are not annualized.
(4)	Portfolio turnover rate is calculated using the lesser of year-to-date sales or year-to-date purchases over the average of the invested assets at fair value.
(5)	Based on daily weighted average balance of debt outstanding during the period.
(6)	Asset coverage per unit is the ratio of the carrying value of our total consolidated assets, less all liabilities and indebtedness not represented by senior securities, to the aggregate amount of senior securities representing indebtedness. Asset coverage per unit is expressed in terms of dollar amounts per $1,000 of indebtedness.

CAPITALA FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2013

Note 14. Selected Quarterly Financial Data (Unaudited)

	For the quarter ended
(Dollars in thousands, except per share data)	December 31, 2013	September 30, 2013	June 30, 2013	March 31, 2013
Total investment income	$12,145	$8,801	$8,216	$6,271
Net investment income	$6,100	$5,437	$4,658	$3,289
Net increase in net assets from operations	$6,797	$7,909	$11,583	$2,569
Net investment income per share(1)	$0.47	$0.42	$0.36	$0.25
Net increase in net assets from operations per share(1)	$0.52	$0.61	$0.89	$0.20
Net asset value per share at end of period(1)	$20.71	$20.79	$20.58	$19.74

	For the quarter ended
(Dollars in thousands, except per share data)	December 31, 2012	September 30, 2012	June 30, 2012	March 31, 2012
Total investment income	$7,004	$6,614	$5,713	$5,608
Net investment income	$3,893	$3,270	$3,014	$2,747
Net increase in net assets from operations	$18,696	$10,778	$10,238	$9,858
Net investment income per share	N/A	N/A	N/A	N/A
Net increase in net assets from operations per share	N/A	N/A	N/A	N/A
Net asset value per share at end of period	N/A	N/A	N/A	N/A

(1)	Per share amounts are presented as if the Formation Transactions had occurred on January 1, 2013.

N/A — Not Applicable.

Note 15. Subsequent Events

Management has evaluated subsequent events through the date of issuance of the consolidated financial statements included herein. There have been no subsequent events that occurred during such period that would be required to be recognized in the consolidated financial statements as of and for the year ended December 31, 2013.

On January 2, 2014, the Company invested $8.3 million in Velum Global Credit Management, LLC senior debt that will yield 15% cash interest.

On February 14, 2014, the Company invested $200 thousand in Precision Manufacturing, LLC subordinated debt that will yield 14% PIK interest.

On February 24, 2014, the Company refinanced its outstanding debt with Print Direction, Inc. All existing principal was paid off and a $14.0 million unitranche facility was originated that will yield 15% cash interest.

On February 27, 2014, the Company’s Board of Directors declared a quarterly dividend of $0.47 per share payable on March 26, 2014 to holders of record as of March 14, 2014.

On February 28, 2014, the Company paid off $10.0 million in SBA-Guaranteed debentures due in less than one year, including $2.0 million that matured on March 1, 2014 and prepayment of $8.0 million that was scheduled to mature on September 1, 2014.

Capitala Finance Corp.

$50,000,000

  % Notes due 2021

PRELIMINARY PROSPECTUS
              , 2014

Underwriters

(Joint Book-Running Managers)
Deutsche Bank Securities	Keefe, Bruyette & Woods A Stifel Company	BB&T Capital Markets
(Lead Managers)

Janney Montgomery Scott	Oppenheimer & Co.	William Blair	Wunderlich Securities

(Co-Managers)
Ladenburg Thalmann & Co.	J.J.B. Hilliard, W.L. Lyons, LLC	Sandler O’Neill + Partners, L.P.

PART C — OTHER INFORMATION

ITEM 25. FINANCIAL STATEMENTS AND EXHIBITS

1. Financial Statements

The following financial statements are included in Part A, “Information Required to be in the Prospectus” of the Registration Statement.

2. Exhibits

Exhibit Number	Description
a.1	Articles of Amendment and Restatement(1)
a.2	Certificateof Limited Partnership of CapitalSouth Partners Fund II Limited Partnership(2)
a.3	Certificate of Limited Partnership of CapitalSouth Partners SBIC Fund III, L.P.(2)
b.1	Bylaws(1)
b.2	Form of Amended and Restated Limited Partnership Agreement of CapitalSouth Partners Fund II Limited Partnership(3)
b.3	Form of Amended and Restated Agreement of Limited Partnership of CapitalSouth Partners SBIC Fund III, L.P.(3)
d.1	Form of Common Stock Certificate(1)
d.2	Form of Base Indenture(5)
d.3	Form of First Supplemental Indenture(5)
d.4	Form of Global Note (included as Exhibit A to the Form of First Supplemental Indenture)(5)
d.5	Statement of Eligibility of Trustee on Form T-1(5)
e.	Form of Dividend Reinvestment Plan(1)
g.	Form of Investment Advisory Agreement by and between Registrant and Capitala Investment Advisors, LLC(1)
h.	Form of Underwriting Agreement for Notes
j.	Form of Custodian Agreement(1)
k.1	Form of Administration Agreement by and between Registrant and Capitala Advisors Corp.(1)
k.2	Form of Indemnification Agreement by and between Registrant and each of its directors(1)
k.3	Form of Trademark License Agreement by and between Registrant and Capitala Investment Advisors, LLC(1)
l.	Opinion of Sutherland Asbill & Brennan LLP
n.1	Consent of Sutherland Asbill & Brennan LLP (Incorporated by reference to exhibit l hereto)
n.2	Consent of Ernst & Young LLP
n.3	Consent of Dixon Hughes Goodman LLP
n.4	Report of Ernst & Young LLP(4)
n.5	Report of Dixon Hughes Goodman LLP(1)
n.6	Report of Dixon Hughes Goodman LLP(1)
n.7	License from the Small Business Administration allowing CapitalSouth Partners Fund II Limited Partnership to operate as a Small Business Investment Company(2)
n.8	Letter from the Small Business Administration approving CapitalSouth Partners SBIC Fund III, L.P.’s application to operate as a Small Business Investment Company(2)
r.	Code of Ethics of Registrant, CapitalSouth Partners Fund II Limited Partnership and CapitalSouth Partners SBIC Fund III, L.P.(2)
99.1	Code of Business Conduct of Registrant(1)

(1)	Previously filed in connection with the Pre-Effective Amendment No. 1 to Capitala Finance Corp.’s registration statement on Form N-2 (File No. 333-188956) filed on September 9, 2013.
(2)	Previously filed in connection with Pre-Effective Amendment No. 2 to Capitala Finance Corp.’s registration statement on Form N-2 (File No. 333-188956) filed on September 16, 2013.
(3)	Previously filed in connection with Pre-Effective Amendment No. 5 to Capitala Finance Corp.’s registration statement on Form N-2 (File No. 333-188956) filed on September 24, 2013.
(4)	Previously filed in connection with Pre-Effective Amendment No. 1 to Capitala Finance Corp.'s registration statement on Form N-2 (File No. 333-193374) filed on March 31, 2014.
(5)	Previously filed in connection with Pre-Effective Amendment No. 2 to Capitala Finance Corp.’s registration statement on Form N-2 (File No. 333-193374) filed on May 21, 2014.

ITEM 26. MARKETING ARRANGEMENTS

The information contained under the heading “Underwriting” on this Registration Statement is incorporated herein by reference.

ITEM 27. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

SEC registration fee	$14,812
FINRA filing fee	$17,750
New York Stock Exchange	$30,000
Printing and postage	$30,000
Legal fees and expenses	$125,000
Accounting fees and expenses	$100,000
Miscellaneous	$10,000
Total	$327,562

Note: All listed amounts are estimates except for the SEC registration fee and FINRA filing fee.

ITEM 28. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL

The following list sets forth each of Capitala Finance Corp.’s subsidiaries, the state under whose laws the subsidiary is organized and the voting securities owned by Capitala Finance Corp., directly, in such subsidiary:

CapitalSouth Partners Florida Sidecar Fund I, L.P. (Delaware)	100%
CSP-Florida Mezzanine Fund I, LLC (North Carolina)	100%
CapitalSouth Partners Fund II Limited Partnership (North Carolina)	100%
CapitalSouth Partners F-II, LLC (North Carolina)	100%
CapitalSouth Partners SBIC Fund III, L.P. (Delaware)	100%
CapitalSouth Partners SBIC F-III, LLC (North Carolina)	100%

Currently, each of Capitala Finance Corp.’s subsidiaries is consolidated with Capitala Finance Corp. for financial reporting purposes.

In addition, we may be deemed to control certain portfolio companies. See “Portfolio Companies” in the prospectus.

ITEM 29. NUMBER OF HOLDERS OF SECURITIES

The following table sets forth the number of record holders of the Registrant’s common stock at June 6, 2014:

Title of Class	Number of Record Holders
Common Stock, par value $0.01 per share	107

ITEM 30. INDEMNIFICATION

Directors and Officers

Reference is made to Section 2-418 of the Maryland General Corporation Law, Article VII of the Registrant’s charter and Article XI of the Registrant’s bylaws.

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. The Registrant’s charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the Investment Company Act of 1940, as amended (the “1940 Act”).

The Registrant’s charter authorizes the Registrant, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while serving as the Registrant’s director or officer and at the Registrant’s request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. The Registrant’s bylaws obligate the Registrant, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while serving as the Registrant’s director or officer and at the Registrant’s request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in that capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. The charter and bylaws also permit the Registrant to indemnify and advance expenses to any person who served a predecessor of the Registrant in any of the capacities described above and any of the Registrant’s employees or agents or any employees or agents of the Registrant’s predecessor. In accordance with the 1940 Act, the Registrant will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Maryland law requires a corporation (unless its charter provides otherwise, which the Registrant’s charter does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received unless, in either case, a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer in advance of final disposition of a proceeding upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

Adviser and Administrator

The Investment Advisory Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, Capitala Investment Advisors, LLC (the “investment adviser”) and its officers, managers, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from the Registrant for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of the investment adviser’s services under the Investment Advisory Agreement or otherwise as an investment adviser of the Registrant.

The Administration Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, Capitala Advisors Corp. and its officers, managers, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from the Registrant for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of Capitala Advisors Corp.’s services under the Administration Agreement or otherwise as administrator for the Registrant.

The law also provides for comparable indemnification for corporate officers and agents. Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the “Securities Act”) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

The Registrant has entered into indemnification agreements with its directors. The indemnification agreements are intended to provide the Registrant’s directors the maximum indemnification permitted under Maryland law and the 1940 Act. Each indemnification agreement provides that the Registrant shall indemnify the director who is a party to the agreement (an “Indemnitee”), including the advancement of legal expenses, if, by reason of his or her corporate status, the Indemnitee is, or is threatened to be, made a party to or a witness in any threatened, pending, or completed proceeding, other than a proceeding by or in the right of the Registrant.

ITEM 31. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

A description of any other business, profession, vocation, or employment of a substantial nature in which the investment adviser, and each managing director, director or executive officer of the investment adviser, is or has been during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, partner or trustee, is set forth in Part A of this Registration Statement in the sections titled “Management — Board of Directors,” “Investment Advisory Agreement” and “Portfolio Management — Investment Personnel.” Additional information regarding the investment adviser and its officers and directors is set forth in its Form ADV, as filed with the SEC (SEC File No. 801-77467), under the Investment Advisers Act of 1940, as amended, and is incorporated herein by reference.

ITEM 32. LOCATION OF ACCOUNTS AND RECORDS

All accounts, books, and other documents required to be maintained by Section 31(a) of the 1940 Act, and the rules thereunder are maintained at the offices of:

(1)	the Registrant, Capitala Finance Corp., 4201 Congress Street, Suite 360, Charlotte, North Carolina 28209;
(2)	the Transfer Agent, American Stock Transfer & Trust Company, LLC, 6201 15th Avenue, Brooklyn, New York 11219;
(3)	the Custodian, U.S. Bank National Association, 615 East Michigan Street, Milwaukee, Wisconsin 53202; and
(4)	the investment adviser, Capitala Investment Advisors, LLC, 4201 Congress Street, Suite 360, Charlotte, North Carolina 28209.

ITEM 33. MANAGEMENT SERVICES

Not applicable.

ITEM 34. UNDERTAKINGS

(1)	Registrant undertakes to suspend the offering of the shares of common stock covered hereby until it amends its prospectus contained herein if (a) subsequent to the effective date of this Registration Statement, its net asset value per share of common stock declines more than 10% from its net asset value per share of common stock as of the effective date of this Registration Statement, or (b) its net asset value per share of common stock increases to an amount greater than its net proceeds as stated in the prospectus contained herein.
(2)	Not applicable.
(3)	Not applicable.
(4)	Not applicable.
(5)	Registrant undertakes that:
(a)	For purposes of determining any liability under the Securities Act of 1933, as amended, the information omitted from the form of prospectus filed as part of the Registration Statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant pursuant to Rule 497(h) under the Securities Act of 1933, as amended, shall be deemed to be part of this Registration Statement as of the time it was declared effective.
(b)	For purposes of determining any liability under the Securities Act of 1933, as amended, each post-effective amendment that contains a form of prospectus shall be deemed to a new registration statement relating to the securities at that time shall be deemed to be the initial bona fide offering thereof.
(6)	Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused Amendment No. 3 to this Registration Statement on Form N-2 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Charlotte, in the State of North Carolina, on the 11th day of June, 2014.

CAPITALA FINANCE CORP.

By:	/s/ Joseph B. Alala, III Joseph B. Alala, III Chief Executive Officer, President and Chairman of the Board of Directors

Pursuant to the requirements of the Securities Act of 1933, as amended, Amendment No. 3 to this Registration Statement on Form N-2 has been signed by the following persons on behalf of the Registrant, and in the capacities indicated, on the 11th day of June, 2014.

Signature	Title
/s/ Joseph B. Alala, III Joseph B. Alala, III	Chief Executive Officer, President and Chairman of the Board of Directors (Principal Executive Officer)
* John F. McGlinn	Chief Operating Officer, Secretary and Treasurer
/s/ Stephen A. Arnall Stephen A. Arnall	Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)
* M. Hunt Broyhill	Director
* H. Paul Chapman	Director
* Larry W. Carroll	Director
* R. Charles Moyer	Director
*	Signed by Joseph B. Alala, III pursuant to a power of attorney signed by each individual and filed with this registration statement on January 15, 2014.